File No. 33-30394
                                               Under Rule 497(c) of Regulation C
CMC ENHANCED S&P 500(R) INDEX FUND
CMC LARGE CAP VALUE FUND
CMC LARGE CAP GROWTH FUND
CMC MID CAP VALUE FUND
CMC MID CAP GROWTH FUND
CMC SMALL/MID CAP FUND
CMC SMALL CAP VALUE FUND
CMC SMALL CAP GROWTH FUND
CMC INTERNATIONAL STOCK FUND
CMC EMERGING MARKETS EQUITY FUND                   Prospectus, February 27, 2003

Advised by Columbia Management Company


         CMC Enhanced S&P 500 Index Fund, CMC Large Cap Value Fund, CMC Large Cap Growth Fund, CMC Mid Cap Value Fund, CMC Mid Cap Growth Fund, CMC Small/Mid Cap Fund, CMC Small Cap Value Fund, CMC Small Cap Growth Fund, CMC International Stock Fund and CMC Emerging Markets Equity Fund (each a "Fund", together the "Funds") are portfolios of CMC Fund Trust (the "Trust").






         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
INFORMATION ABOUT THE FUNDS....................................................4
         CMC ENHANCED S&P 500(R) INDEX FUND....................................4
                  Investment Goal..............................................4
                  Principal Investment Strategies..............................4
                  Risk Factors.................................................5
                  Performance History..........................................6
                  Your Expenses................................................6
                  Financial Highlights.........................................7
         CMC LARGE CAP VALUE FUND..............................................7
                  Investment Goal..............................................7
                  Principal Investment Strategies..............................7
                  Risk Factors.................................................8
                  Performance History..........................................9
                  Your Expenses...............................................10
                  Financial Highlights........................................10
         CMC LARGE CAP GROWTH FUND............................................11
                  Investment Goal.............................................11
                  Principal Investment Strategies.............................11
                  Risk Factors................................................11
                  Performance History.........................................12
                  Your Expenses...............................................13
                  Financial Highlights........................................14
         CMC MID CAP VALUE FUND...............................................15
                  Investment Goal.............................................15
                  Principal Investment Strategies.............................15
                  Risk Factors................................................15
                  Performance History.........................................16
                  Your Expenses...............................................17
                  Financial Highlights........................................18
         CMC MID CAP GROWTH FUND..............................................19
                  Investment Goal.............................................19
                  Principal Investment Strategies.............................19
                  Risk Factors................................................19
                  Performance History.........................................20
                  Your Expenses...............................................21
                  Financial Highlights........................................22
         CMC SMALL/MID CAP FUND...............................................23
                  Investment Goal.............................................23
                  Principal Investment Strategies.............................23
                  Risk Factors................................................23
                  Performance History.........................................24
                  Your Expenses...............................................25
                  Financial Highlights........................................26
         CMC SMALL CAP VALUE FUND.............................................28
                  Investment Goal.............................................28
                  Principal Investment Strategies.............................28
                  Risk Factors................................................28
                  Performance History.........................................29
                  Your Expenses...............................................29
                  Financial Highlights........................................30
         CMC SMALL CAP GROWTH FUND............................................31
                  Investment Goal.............................................31
                  Principal Investment Strategies.............................31

                  Risk Factors................................................31
                  Performance History.........................................32
                  Your Expenses...............................................33
                  Financial Highlights........................................34
         CMC INTERNATIONAL STOCK FUND.........................................35
                  Investment Goal.............................................35
                  Principal Investment Strategies.............................35
                  Risk Factors................................................36
                  Performance History.........................................36
                  Your Expenses...............................................37
                  Financial Highlights........................................39
         CMC EMERGING MARKETS EQUITY FUND.....................................40
                  Investment Goal.............................................40
                  Principal Investment Strategies.............................40
                  Risk Factors................................................40
                  Performance History.........................................41
                  Your Expenses...............................................42
                  Financial Highlights........................................43
MANAGEMENT....................................................................43
                  Adviser.....................................................43
                  Management Fees and Portfolio Managers......................43
INFORMATION ABOUT YOUR INVESTMENT.............................................46
         YOUR ACCOUNT.........................................................46
                  Buying Shares...............................................46
                  Selling Shares..............................................47
                  Pricing of Shares...........................................47
         DISTRIBUTIONS AND TAXES..............................................48
                  Income and Capital Gain Distributions.......................48
                  Tax Effect of Distributions and Transactions................48
MORE ABOUT THE FUNDS..........................................................49
         INVESTMENT STRATEGY..................................................49
                  Portfolio Securities and Foreign Issuers....................49
                  Derivatives.................................................50
                  Temporary Investments.......................................51
                  Portfolio Turnover..........................................51
         SUMMARY OF PRINCIPAL RISKS...........................................51
         OTHER RISKS..........................................................53
                  Derivative Risk.............................................53
                  Liquidity Risk..............................................54
         DEFINING CAPITALIZATION..............................................54
FOR MORE INFORMATION..........................................................55

--------------------------------------------------------------------------------
INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------


         The following is important information about the Funds offered by this Prospectus. For your convenience, concise descriptions of each Fund appear below. The descriptions provide the following information about each Fund:

              o   INVESTMENT GOAL
              o   PRINCIPAL INVESTMENT STRATEGIES
              o   RISK FACTORS
              o   PERFORMANCE HISTORY
              o   YOUR EXPENSES
              o   FINANCIAL HIGHLIGHTS

                         CMC ENHANCED S&P 500(R) INDEX FUND

INVESTMENT GOAL

                  The Fund seeks to outperform the total return, over the long term, of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R)") that measures the investment returns of stocks of large U.S. companies, while maintaining overall portfolio characteristics similar to those of the benchmark.

PRINCIPAL INVESTMENT STRATEGIES

                  The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a selection of 200 to 300 common stocks that are included in the S&P 500(R)1. In addition, the Fund may invest in other large cap stocks included in the Frank Russell 1000 Index (the "Russell 1000").

                  Underlying the investment adviser's approach is its belief that (1) undervalued stocks, with improving fundamentals, and other attractive characteristics should outperform their peers and (2) unintended deviations from the Fund's benchmark should be managed and minimized. In selecting securities, the Fund's investment adviser seeks to outperform the S&P 500(R) by using a proprietary structured equity investment process consisting of disciplined stock evaluation that combines both fundamental and quantitative stock selection factors. These stock selection factors are combined with a top down analysis of market and economic conditions in order to forecast the excess return, or alpha, of each stock in the S&P 500(R). These forecasted returns are combined with risk forecasts and

         -------- 1 "Standard & Poor's(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Columbia Management Company, the Funds' investment adviser, and certain of its affiliates. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

         transaction cost estimates to produce a portfolio that seeks to outperform the S&P 500(R) over the long term with a low level of tracking risk versus the S&P 500(R).

                  The Fund seeks to manage the risk of its portfolio over time by maintaining an overall close correlation between its performance and the performance of the S&P 500(R), with relatively low tracking error. To manage the risk, the Fund normally gives each stock in its portfolio a weighting relatively close to the weight of the stock in the S&P 500(R), but overweights stocks the investment adviser views positively and underweights or eliminates stocks the investment adviser views negatively, based on its structured equity investment process. The Fund also considers industry and sector weightings, style characteristics, and market capitalization when making investment decisions.

                  The Fund may invest in any stock that is included, may be included or has been included, in the S&P 500(R) or the Russell 1000. The Fund may, but is not required to use, options, futures contracts, other derivatives, or Exchange Traded Funds. The Fund may use these instruments in strategies designed to simulate investment in the S&P 500(R) while keeping a cash position for fund management purposes. The Fund may also use these instruments to reduce the risk of adverse process movements while managing cash positions, as investors buy or redeem shares. These instruments may also be used to facilitate trading and reduce overall transaction costs.

RISK FACTORS

                  Investment in the Fund presents investment risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio and total return.

         o Stock market risk refers to the risk that the Fund's stocks may decline in value due to general market and economic conditions or the activities and financial prospects of individual companies.
         o Tracking error risk is the risk associated with tracking the Fund's performance against a stock market index.
         o Derivative risk refers to the risk of investing in futures contracts and options on futures contracts and other derivatives.
         o Selection of investment risk is the risk associated with the investment adviser and individual portfolio manager making investment decisions for the Fund.
         o Sector risk is the risk associated with investing a significant amount of the Fund's assets in a particular market sector. The Fund may weight its portfolio stocks in particular market sectors.

                  Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program.

                  Please see "MORE ABOUT THE FUNDS" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

PERFORMANCE HISTORY

                  Because the Fund is new and has not completed a full calendar year, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

YOUR EXPENSES

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. The Fund is new, so the annual fund operating expenses are based on estimates for the current year.

--------------------------------------------------------------------------------
FEE TABLE

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY                       None
FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE PAID OUT OF FUND ASSETS)

         Management Fees                                               0.25%(1)
         Distribution and/or Service (12b-1) Fees                      None
         Other Expenses(2)                                             0.03%
                                                                       -----
         Total Annual Operating Expenses                               0.28%
         Expense Reimbursement                                        (0.03%)(3)
                                                                       -----
         Net Expenses                                                  0.25%

         (1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
         (2) "Other Expenses" consist of the fees and expenses of the
             Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
         (3) The Fund's investment adviser has contractually agreed to reimburse other expenses indefinitely so that Total Annual Operating Expenses do not exceed 0.25%.
--------------------------------------------------------------------------------
         Expense Examples


         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                      1 year            3 years
                      ------            -------
                       $26                $80

FINANCIAL HIGHLIGHTS

         Because the Fund is a new fund, financial highlights have not been included in this Prospectus.

                            CMC LARGE CAP VALUE FUND

INVESTMENT GOAL

                  The Fund seeks long-term growth by investing primarily in large capitalization equities.

PRINCIPAL INVESTMENT STRATEGIES
                  Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large capitalization (large-cap) companies. Large-cap stocks are the stocks issued by companies with a market capitalization substantially similar to the market capitalization of stocks in the Russell 1000 Index.

                  When purchasing securities for the Fund, the Fund's investment adviser will choose securities of companies it believes are undervalued.
--------------------------------------------------------------------------------
            UNDERSTANDING VALUE INVESTING

            In managing the Fund, the investment adviser uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The investment adviser tends to buy stocks that are attractive based on current prices, expectations for future earnings and dividend growth, and consistency of operating fundamentals. The investment adviser's strategy uses fundamental business and financial analyses.
--------------------------------------------------------------------------------

                  The Fund may invest up to 15% of its assets in foreign securities, including American Depositary Receipts. In addition, the Fund may invest in various types of securities, such as those convertible into or exercisable for stock (including preferred stock, warrants and debentures), and engage in various investment techniques using options and financial futures contracts. See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding these types of securities and investment practices.

RISK FACTORS

                  Investment in the Fund presents investment risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio and total return.

                  o Stock market risk refers to the risk that the Fund's stocks may decline in value due to general market and economic conditions or the activities and financial prospects of individual companies.
                  o Sector risk is the risk associated with investing a significant amount of the Fund's assets in a particular market sector.

                  o Foreign investment risk refers to the greater risks of investing in the securities of foreign issuers as opposed to U.S. issuers.
                  o Selection of investment risk is the risk associated with the investment adviser and individual portfolio manager making investment decisions for the Fund.
                  o Style risk refers to the risk associated with concentrating investments in a particular style such as growth or value.
                  o Convertible security risk refers to the additional risk of investing in securities that are convertible into common stock.

                  Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program.

                  Please see "MORE ABOUT THE FUNDS" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

PERFORMANCE HISTORY

                  Because the Fund is new and has not completed a full calendar year, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.


YOUR EXPENSES

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. The Fund is new, so the annual fund operating expenses are based on estimates for the current year.

--------------------------------------------------------------------------------
FEE TABLE

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY                       None
FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE PAID OUT OF FUND ASSETS)

         Management Fees                                               0.50%(1)
         Distribution and/or Service (12b-1) Fees                      None
         Other Expenses(2)                                             0.06%
                                                                       -----
         Total Annual Operating Expenses                               0.56%
         Expense Reimbursement                                        (0.06%)(3)
                                                                       -----
         Net Expenses                                                  0.50%

         (1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
         (2) "Other Expenses" consist of the fees and expenses of the
             Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
         (3) The Fund's investment adviser has contractually agreed to reimburse other expenses indefinitely so that Total Annual Operating Expenses do not exceed 0.50%.
--------------------------------------------------------------------------------
         Expense Examples

         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                     1 year             3 years
                     ------             -------
                      $51                $160

FINANCIAL HIGHLIGHTS

         Because the Fund is a new fund, financial highlights have not been included in this Prospectus.

                            CMC LARGE CAP GROWTH FUND

INVESTMENT GOAL

                  The Fund seeks long-term growth by investing primarily in large capitalization equities.

PRINCIPAL INVESTMENT STRATEGIES

                  Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large capitalization (large-cap) companies. Large-cap stocks are the stocks issued by companies with a market capitalization substantially similar to the market capitalization of stocks in the Russell 1000 Index.

                  The Fund will invest primarily in common stocks of companies that that Fund's investment adviser believes offer long-term, above-average earnings growth. These companies, as compared to the overall market, tend to have attractive valuations, strong competitive positions within their industry groups and the ability to grow using internal resources. Growth stocks generally trade with higher price/earnings ratios, reflecting investors' willingness to pay a higher share price for potentially steady or higher earnings growth.

                  The Fund may invest up to 15% of its assets in foreign securities, including American Depositary Receipts. In addition, the Fund may invest in various types of securities, such as those convertible into or exercisable for stock (including preferred stock, warrants and debentures), and engage in various investment techniques using options and financial futures contracts. See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding these types of securities and investment practices.

RISK FACTORS

                  Investment in the Fund presents investment risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio and total return.

                  o Stock market risk refers to the risk that the Fund's stocks may decline in value due to general market and economic conditions or the activities and financial prospects of individual companies.
                  o Sector risk is the risk associated with investing a significant amount of the Fund's assets in a particular market sector.
                  o Foreign investment risk refers to the greater risks of investing in the securities of foreign issuers as opposed to U.S. issuers.
                  o Selection of investment risk is the risk associated with the investment adviser and individual portfolio manager making investment decisions for the Fund.
                  o Style risk refers to the risk associated with concentrating investments in a particular style such as growth or value.

                  o Convertible security risk refers to the additional risk of investing in securities that are convertible into common stock.

                  Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program.

                  Please see "MORE ABOUT THE FUNDS" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

PERFORMANCE HISTORY

                  Because the Fund is new and has not completed a full calendar year, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

                  The following table sets forth the portfolio manager's composite performance data relating to the historical performance of similarly managed accounts managed by the Fund's portfolio manager, since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. Many of the accounts, however, are not subject to certain limitations, diversification requirements and other restrictions imposed under the Investment Company Act of 1940 and the Internal Revenue Code to which the Fund, as a registered investment company, is subject and that, if applicable to these accounts, may have adversely affected the performance results of the historical portfolio. The data is provided to illustrate the past performance of the Fund's portfolio manager in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. The information has not been adjusted to reflect any fees that will be payable by the Fund that are higher than the fees imposed on the accounts and will result in a higher expense ratio and lower returns for the Fund. Investors should not consider this performance data as an indication of future performance of the Fund or of the Fund's investment adviser.

         AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002

                                                                 YEAR-TO-DATE     1 YEAR    2 YEARS   3 YEARS
         ------------------------------------------------------ --------------- ----------- --------- ---------
         CMC LARGE CAP GROWTH EQUITY COMPOSITE(1)                   -32.85        -32.85     -27.07    -21.01
         ------------------------------------------------------ --------------- ----------- --------- ---------
         RUSSELL 1000 GROWTH INDEX(2)                               -27.88        -27.88     -24.25    -23.64
         ------------------------------------------------------ --------------- ----------- --------- ---------

         (1) All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by such accounts, without provision for federal or state income taxes. The composite includes all actual, fee-paying, discretionary accounts managed by the portfolio manager that have investment objectives, policies, strategies and risks substantially similar to those of the Fund.
         (2) The Russell 1000 Growth Index is a market-weighted index that measures performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.


YOUR EXPENSES

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. The Fund is new, so the annual fund operating expenses are based on estimates for the current year.

--------------------------------------------------------------------------------
FEE TABLE

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY                       None
FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE PAID OUT OF FUND ASSETS)

         Management Fees                                               0.50%(1)
         Distribution and/or Service (12b-1) Fees                      None
         Other Expenses(2)                                             0.06%
                                                                       -----
         Total Fund Operating Expenses                                 0.56%
         Expense Reimbursement                                        (0.06%)(3)
                                                                       -----
         Net Expenses                                                  0.50%

         (1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
         (2) "Other Expenses" consist of the fees and expenses of the
             Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
         (3) The Fund's investment adviser has contractually agreed to reimburse other expenses indefinitely so that Total Annual Operating Expenses do not exceed 0.50%.
--------------------------------------------------------------------------------
         Expense Examples


         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                     1 year             3 years
                     ------             -------
                      $51                $160

FINANCIAL HIGHLIGHTS

         Because the Fund is a new fund, financial highlights have not been included in this Prospectus.

                             CMC MID CAP VALUE FUND

INVESTMENT GOAL

                  The Fund seeks long-term growth by investing in middle capitalization equities.

PRINCIPAL INVESTMENT STRATEGIES

                  Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of middle capitalization (mid-cap) companies. Mid-cap stocks are the stocks issued by companies with a market capitalization substantially similar to the market capitalization of stocks in the Russell Midcap Value Index.

                  When purchasing securities for the Fund, the Fund's investment adviser will choose securities of companies it believes are undervalued.

--------------------------------------------------------------------------------
            UNDERSTANDING VALUE INVESTING

            In managing the Fund, the investment adviser uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The investment adviser tends to buy stocks that are attractive based on current prices, expectations for future earnings and dividend growth, and consistency of operating fundamentals. The investment adviser's strategy uses fundamental business and financial analyses.
--------------------------------------------------------------------------------

                  The Fund may invest up to 15% of its assets in foreign securities, including American Depositary Receipts. In addition, the Fund may invest in various types of securities, such as those convertible into or exercisable for stock (including preferred stock, warrants and debentures), and engage in various investment techniques using options and financial futures contracts. See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding these types of securities and investment practices.

RISK FACTORS

                  Investment in the Fund presents investment risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio and total return.

                  o Stock market risk refers to the risk that the Fund's stocks may decline in value due to general market and economic conditions or the activities and financial prospects of individual companies.

                  o Sector risk is the risk associated with investing a significant amount of the Fund's assets in a particular market sector.
                  o Foreign investment risk refers to the greater risks of investing in the securities of foreign issuers as opposed to U.S. issuers.

                  o Selection of investment risk is the risk associated with the investment adviser and individual portfolio manager making investment decisions for the Fund.
                  o Style risk refers to the risk associated with concentrating investments in a particular style such as growth or value.

                  o Small company risk is the greater risk from investing in companies with middle market capitalizations as opposed to investing in large-cap companies. These stocks may be more susceptible to market downturns, and their prices could be more volatile.

                  o Convertible security risk refers to the additional risk of investing in securities that are convertible into common stock.

                  Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program.

                  Please see "MORE ABOUT THE FUNDS" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

PERFORMANCE HISTORY

                  Because the Fund is new and has not completed a full calendar year, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

YOUR EXPENSES

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. The Fund is new, so the annual fund operating expenses are based on estimates for the current year.

--------------------------------------------------------------------------------
FEE TABLE

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY                       None
FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE PAID OUT OF FUND ASSETS)

         Management Fees                                               0.70%(1)
         Distribution and/or Service (12b-1) Fees                      None
         Other Expenses(2)                                             0.08%
                                                                       -----
         Total Fund Operating Expenses                                 0.78%
         Expense Reimbursement                                        (0.08%)(3)
                                                                       -----
         Net Expenses                                                  0.70%

         (1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
         (2) "Other Expenses" consist of the fees and expenses of the
             Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
         (3) The Fund's investment adviser has contractually agreed to reimburse other expenses indefinitely so that Total Annual Operating Expenses do not exceed 0.70%.
--------------------------------------------------------------------------------

         Expense Examples

         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                     1 year             3 years
                     ------             -------
                      $72                $224

FINANCIAL HIGHLIGHTS

         Because the Fund is a new fund, financial highlights have not been included in this Prospectus.

                             CMC MID CAP GROWTH FUND

INVESTMENT GOAL

                  The Fund seeks long-term growth by investing in middle capitalization equities.

PRINCIPAL INVESTMENT STRATEGIES

                  Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of middle capitalization (mid-cap) companies. Mid-cap stocks are the stocks issued by companies with a market capitalization substantially similar to the market capitalization of stocks in the Russell Midcap Index.

                  The Fund will invest primarily in common stocks of companies that that Fund's investment adviser believes offer long-term, above-average earnings growth. These companies, as compared to the overall market, tend to have attractive valuations, strong competitive positions within their industry groups and the ability to grow using internal resources. Growth stocks generally trade with higher price/earnings ratios, reflecting investors' willingness to pay a higher share price for potentially steady or higher earnings growth.

                  The Fund may invest up to 15% of its assets in foreign securities, including American Depositary Receipts. In addition, the Fund may invest in various types of securities, such as those convertible into or exercisable for stock (including preferred stock, warrants and debentures), and engage in various investment techniques using options and financial futures contracts. See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding these types of securities and investment practices.

RISK FACTORS

                  Investment in the Fund presents investment risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio and total return.

                  o Stock market risk refers to the risk that the Fund's stocks may decline in value due to general market and economic conditions or the activities and financial prospects of individual companies.
                  o Sector risk is the risk associated with investing a significant amount of the Fund's assets in a particular market sector.
                  o Foreign investment risk refers to the greater risks of investing in the securities of foreign issuers as opposed to U.S. issuers.
                  o Selection of investment risk is the risk associated with the investment adviser and individual portfolio manager making investment decisions for the Fund.
                  o Style risk refers to the risk associated with concentrating investments in a particular style such as growth or value.

                  o Small company risk is the greater risk from investing in companies with middle market capitalizations as opposed to investing in large-cap companies. These stocks may be more susceptible to market downturns, and their prices could be more volatile.

                  o Convertible security risk refers to the additional risk of investing in securities that are convertible into common stock.

                  Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program.

                  Please see "MORE ABOUT THE FUNDS" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

PERFORMANCE HISTORY

                  Because the Fund is new and has not completed a full calendar year, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

                  The following table sets forth the portfolio manager's composite performance data relating to the historical performance of similarly managed accounts managed by the Fund's portfolio manager, since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. Many of the accounts, however, are not subject to certain limitations, diversification requirements and other restrictions imposed under the Investment Company Act of 1940 and the Internal Revenue Code to which the Fund, as a registered investment company, is subject and that, if applicable to these accounts, may have adversely affected the performance results of the historical portfolio. The data is provided to illustrate the past performance of the Fund's portfolio manager in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. The information has not been adjusted to reflect any fees that will be payable by the Fund that are higher than the fees imposed on the accounts and will result in a higher expense ratio and lower returns for the Fund. Investors should not consider this performance data as an indication of future performance of the Fund or of the Fund's investment adviser.

         AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002

                                                                 YEAR-TO-DATE     1 YEAR    2 YEARS   3 YEARS
         ------------------------------------------------------ --------------- ----------- --------- ---------
         MID CAP GROWTH EQUITY COMPOSITE(1)                         -23.51        -23.51     -21.81    -11.09

         ------------------------------------------------------ --------------- ----------- --------- ---------
         RUSSELL MIDCAP GROWTH INDEX(2)                             -27.41        -27.41     -23.86    -20.02
         ------------------------------------------------------ --------------- ----------- --------- ---------

         (1) All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by such accounts, without provision for federal or state income taxes. The composite includes all actual, fee-paying, discretionary accounts managed by the portfolio manager that have investment objectives, policies, strategies and risks substantially similar to those of the Fund.

         (2) The Russell Midcap Growth Index is a market-weighted index that measures performance of the smallest 800 companies of the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.


YOUR EXPENSES

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. The Fund is new, so the annual fund operating expenses are based on estimates for the current year.

--------------------------------------------------------------------------------
FEE TABLE

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY                       None
FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE PAID OUT OF FUND ASSETS)

         Management Fees                                               0.70%(1)
         Distribution and/or Service (12b-1) Fees                      None
         Other Expenses(2)                                             0.08%
                                                                       -----
         Total Fund Operating Expenses                                 0.78%
         Expense Reimbursement                                        (0.08%)(3)
                                                                       -----
         Net Expenses                                                  0.70%

         (1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
         (2) "Other Expenses" consist of the fees and expenses of the
             Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
         (3) The Fund's investment adviser has contractually agreed to reimburse other expenses indefinitely so that Total Annual Operating Expenses do not exceed 0.70%.
--------------------------------------------------------------------------------
         Expense Examples

         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                     1 year             3 years
                     ------             -------
                      $72                $224

FINANCIAL HIGHLIGHTS

         Because the Fund is a new fund, financial highlights have not been included in this Prospectus.

                             CMC SMALL/MID CAP FUND

INVESTMENT GOAL

                  The Fund seeks long-term capital appreciation by investing in small and middle capitalization equities.

PRINCIPAL INVESTMENT STRATEGIES

                  Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of mid-cap companies and small-cap companies. Generally, such companies will have a market capitalization equal to or less than 300 percent of the dollar weighted median market capitalization of the S&P Mid Cap 400 Index (As of January 31, 2003, securities of a company with a market capitalization of $6.7 billion or less would be eligible for purchase by the Fund under this definition).

                  The Fund will invest primarily in common stocks of companies that that Fund's investment adviser believes offer long-term, above-average earnings growth. These companies, as compared to the overall market, tend to have attractive valuations, strong competitive positions within their industry groups and the ability to grow using internal resources. The Fund intends to focus on growth stocks, which generally trade with higher price/earnings ratios, reflecting investors' willingness to pay a higher share price for potentially steady or higher earnings growth.

                  The Fund may invest up to 15% of its assets in foreign securities including American Depositary Receipts. In addition, the Fund may invest in various types of securities, such as those convertible into or exercisable for stock (including preferred stock, warrants and debentures) and, to a limited extent, foreign securities including American Depositary Receipts. The Fund may also engage in various investment techniques using options and financial futures contracts ("derivatives"). See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding these types of securities and investment practices.

RISK FACTORS

                  Investment in the Fund presents investment risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio and total return.

                  o Stock market risk refers to the risk that the Fund's stocks may decline in value due to general market and economic conditions or the activities and financial prospects of individual companies.
                  o Sector risk is the risk associated with investing a significant amount of the Fund's assets in a particular market sector.
                  o Foreign investment risk refers to the greater risks of investing in the securities of foreign issuers as opposed to U.S. issuers.
                  o Selection of investment risk is the risk associated with the investment adviser and individual portfolio manager making investment decisions for the Fund.

                  o Small company risk is the greater risk from investing in companies with small to middle market capitalizations as opposed to investing in large-cap companies. These stocks may be more susceptible to market downturns, and their prices could be more volatile.

                  o Style risk refers to the risk associated with concentrating investments in a particular style such as growth or value.

                  Your investment in the Fund is not a bank deposit and it is not insured or endorsed by any bank, government agency or the FDIC. You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program.

                  Please see "MORE ABOUT THE FUNDS" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

PERFORMANCE HISTORY

                  The bar chart and table on the following page illustrate the Small/Mid Cap Fund's annual returns as well as its long-term performance. The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of the Russell 2500 Index, a widely recognized unmanaged index generally considered representative of the market for small and mid cap stocks, and the Russell 2500 Growth Index, an unmanaged index that measures the performance of those Russell 2500 companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values. Both indices do not reflect any deduction for fees or expenses. The bar chart and table assumes the reinvestment of dividends and distributions. The Fund's historical performance does not indicate how the Fund will perform in the future.

                                  SMALL/MID CAP FUND

                 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR

                                   [BAR GRAPH]

                             -17.82%         -22.81%
                             -------         -------
                              2001             2002

   BEST QUARTER:                                4Q '01        16.19%
   WORST QUARTER:                               3Q '01       -20.54%
   -------------------------------------------- ----------- -------------------

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                                                   INCEPTION
                                                   1 YEAR           (12/1/00)
   ---------------------------------------------- ---------- ----- ------------
   CMC SMALL/MID CAP FUND
        RETURN BEFORE TAXES                        -22.81%           -16.48%
        RETURN AFTER TAXES ON DISTRIBUTIONS        -22.81%           -16.48%
        RETURN AFTER TAXES ON DISTRIBUTIONS AND    -14.00%           -12.91%
          SALE OF FUND SHARES
   ---------------------------------------------- ---------- ----- ------------
   RUSSELL 2500 INDEX                              -17.80%              -9.63%*
   ---------------------------------------------- ---------- ----- ------------
   RUSSELL 2500 GROWTH INDEX                       -29.09%            -32.86%*

   * Performance Information is from 11/30/00

YOUR EXPENSES

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. The Fund's expense structure has been modified to a unified fee effective as of the date of this Prospectus, so that the annual fund operating expenses indirectly paid by a shareholder essentially consist of the management fee paid to the Fund's investment adviser. Because the expense structure is not based on the prior fiscal year's expenses, the Fund's annual fund operating expenses are based on estimates for the current fiscal year. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

--------------------------------------------------------------------------------
FEE TABLE

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY                      None
FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE PAID OUT OF FUND ASSETS)


         Management Fees                                              0.75%(1)
         Distribution and/or Service (12b-1) Fees                     None
         Other Expenses(2)                                            0.04%
                                                                      -----
         Total Fund Operating Expenses                                0.79%
         Expense Reimbursement                                       (0.04%)(3)
                                                                      -----
         Net Expenses                                                 0.75%

         (1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
         (2) "Other Expenses" consist of the fees and expenses of the
             Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
         (3) The Fund's investment adviser has contractually agreed to reimburse other expenses indefinitely so that Total Annual Operating Expenses do not exceed 0.75%.
--------------------------------------------------------------------------------


         Expense Examples

         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

     1 year             3 years            5 years           10 years
     ------             -------            -------           --------
      $77                $240               $417               $930

FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP.

                               SMALL/MID CAP FUND

                                                                            YEAR ENDED OCTOBER 31,
                                                                           2002           2001 (1)(2)
                                                                           ----           ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................         $8.00            $10.00
                                                                           -----            ------

INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss...........................................         (0.04)(5)         (0.02)
    Net realized and unrealized losses on investments.............         (1.00)            (1.98)
                                                                           ------            ------
       Total from investment operations...........................         (1.04)            (2.00)
                                                                           ------            ------

NET ASSET VALUE, END OF PERIOD....................................         $6.96             $8.00
                                                                           =====             =====

TOTAL RETURN......................................................        -13.00%           -20.00% (3)

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (in thousands)......................       $54,769           $49,391
    Ratio of net expenses to average net assets (4)...............          0.80%             0.80%
    Ratio of total expenses to average net assets before
    contractual reimbursement (4).................................          0.86%             0.97%
    Ratio of net investment loss to average net assets............         (0.45)%           (0.23)%
    Portfolio turnover rate.......................................           125%              167% (3)

(1)  From inception of operations beginning on October 17, 2000.
(2)  Ratios are annualized.
(3)  Not annualized.
(4) For the period ended October 31, 2001, through the years ending October 31, 2004, the investment adviser had contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the advisory fee, exceeded 0.80% of the Fund's average daily net assets. Beginning on March 1, 2003, the Fund's investment adviser contractually agreed to indefinitely reimburse the Fund so that annual operating expenses, including the advisory fee, will not exceed 0.75% of the Fund's daily net assets.
(5)  Per share data was calculated using average shares outstanding.

                            CMC SMALL CAP VALUE FUND

INVESTMENT GOAL

                  The Fund seeks long-term growth by investing in small capitalization equities.

PRINCIPAL INVESTMENT STRATEGIES

                  Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small capitalization (small-cap) companies. Small-cap stocks are the stocks issued by companies with a market capitalization substantially similar to the market capitalization of stocks in the Russell 2000 Index.

                  When purchasing securities for the Fund, the Fund's investment adviser will choose securities of companies it believes are undervalued.


--------------------------------------------------------------------------------
            UNDERSTANDING VALUE INVESTING

            In managing the Fund, the investment adviser uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The investment adviser tends to buy stocks that are attractive based on current prices, expectations for future earnings and dividend growth, and consistency of operating fundamentals. The investment adviser's strategy uses fundamental business and financial analyses.
--------------------------------------------------------------------------------

                  The Fund may invest up to 15% of its assets in foreign securities, including American Depositary Receipts. In addition, the Fund may invest in various types of securities, such as those convertible into or exercisable for stock (including preferred stock, warrants and debentures), and engage in various investment techniques using options and financial futures contracts. See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding these types of securities and investment practices.

RISK FACTORS

                  Investment in the Fund presents investment risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio and total return.

                  o Stock market risk refers to the risk that the Fund's stocks may decline in value due to general market and economic conditions or the activities and financial prospects of individual companies.
                  o Sector risk is the risk associated with investing a significant amount of the Fund's assets in a particular market sector.
                  o Foreign investment risk refers to the greater risks of investing in the securities of foreign issuers as opposed to U.S. issuers.

                  o Selection of investment risk is the risk associated with the investment adviser and individual portfolio manager making investment decisions for the Fund.
                  o Style risk refers to the risk associated with concentrating investments in a particular style such as growth or value.
                  o Small company risk is the greater risk from investing in companies with small capitalizations as opposed to investing in large-cap companies. These stocks may be more susceptible to market downturns, and their prices could be more volatile.
                  o Convertible security risk refers to the additional risk of investing in securities that are convertible into common stock.

                  Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program.

                  Please see "MORE ABOUT THE FUNDS" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

PERFORMANCE HISTORY

                  Because the Fund is new and has not completed a full calendar year, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

YOUR EXPENSES

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. The Fund is new, so the annual fund operating expenses are based on estimates for the current year.

--------------------------------------------------------------------------------
FEE TABLE

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY                       None
FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE PAID OUT OF FUND ASSETS)

         Management Fees                                               0.80%(1)
         Distribution and/or Service (12b-1) Fees                      None
         Other Expenses(2)                                             0.08%
                                                                       -----
         Total Fund Operating Expenses                                 0.88%
         Expense Reimbursement                                        (0.08%)(3)
                                                                       -----
         Net Expenses                                                  0.80%

         (1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
         (2) "Other Expenses" consist of the fees and expenses of the
             Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
         (3) The Fund's investment adviser has contractually agreed to reimburse other expenses indefinitely so that Total Annual Operating Expenses do not exceed 0.80%.
--------------------------------------------------------------------------------

         Expense Examples

         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                     1 year             3 years
                     ------             -------
                      $82                $255

FINANCIAL HIGHLIGHTS

         Because the Fund is a new fund, financial highlights have not been included in this Prospectus.

                            CMC SMALL CAP GROWTH FUND

INVESTMENT GOAL

                  The Fund seeks long-term growth by investing in small capitalization equities.

PRINCIPAL INVESTMENT STRATEGIES

                  Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small capitalization (small-cap) companies. Small-cap stocks are the stocks issued by companies with a market capitalization substantially similar to the market capitalization of stocks in the Russell 2000 Growth Index.

                  The Fund will invest primarily in common stocks of companies that that Fund's investment adviser believes offer long-term, above-average earnings growth. These companies, as compared to the overall market, tend to have attractive valuations, strong competitive positions within their industry groups and the ability to grow using internal resources. Growth stocks generally trade with higher price/earnings ratios, reflecting investors' willingness to pay a higher share price for potentially steady or higher earnings growth.

                  The Fund may invest up to 15% of its assets in foreign securities, including American Depositary Receipts. In addition, the Fund may invest in various types of securities, such as those convertible into or exercisable for stock (including preferred stock, warrants and debentures), and engage in various investment techniques using options and financial futures contracts. See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding these types of securities and investment practices.

RISK FACTORS

                  Investment in the Fund presents investment risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio and total return.

                  o Stock market risk refers to the risk that the Fund's stocks may decline in value due to general market and economic conditions or the activities and financial prospects of individual companies.
                  o Sector risk is the risk associated with investing a significant amount of the Fund's assets in a particular market sector.
                  o Foreign investment risk refers to the greater risks of investing in the securities of foreign issuers as opposed to U.S. issuers.
                  o Selection of investment risk is risk associated with the investment adviser and individual portfolio manager making investment decisions for the Fund.
                  o Style risk refers to the risk associated with concentrating investments in a particular style such as growth or value.
                  o Convertible security risk refers to the additional risk of investing in securities that are convertible into common stock.

                  o Small company risk is the greater risk from investing in companies with small capitalizations as opposed to investing in large-cap companies. These stocks may be more susceptible to market downturns, and their prices could be more volatile.

                  Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program.

                  Please see "MORE ABOUT THE FUNDS" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

PERFORMANCE HISTORY

                  Because the Fund is new and has not completed a full calendar year, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

                  The following table sets forth the portfolio manager's composite performance data relating to the historical performance of similarly managed accounts managed by the Fund's portfolio manager, since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. Many of the accounts, however, are not subject to certain limitations, diversification requirements and other restrictions imposed under the Investment Company Act of 1940 and the Internal Revenue Code to which the Fund, as a registered investment company, is subject and that, if applicable to these accounts, may have adversely affected the performance results of the historical portfolio. The data is provided to illustrate the past performance of the Fund's portfolio manager in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. The information has not been adjusted to reflect any fees that will be payable by the Fund that are higher than the fees imposed on the accounts and will result in a higher expense ratio and lower returns for the Fund. Investors should not consider this performance data as an indication of future performance of the Fund or of the Fund's investment adviser.

         AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002

                                                                                                                  INCEPTION
                                                                 YEAR-TO-DATE     1 YEAR    2 YEARS   3 YEARS    (1/1/1999)
         ------------------------------------------------------ --------------- ----------- --------- --------- ------------
         STEIN ROE SMALL CAP GROWTH COMPOSITE(1)                    -23.95        -23.95     -16.39    -12.76       0.80

         ------------------------------------------------------ --------------- ----------- --------- --------- ------------
         RUSSELL 2000 GROWTH INDEX(2)                               -30.26        -30.26     -20.44    -21.11      -8.44
         ------------------------------------------------------ --------------- ----------- --------- --------- ------------

         (1) All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by such accounts, without provision for federal or state income taxes. The composite includes all actual, fee-paying, discretionary accounts managed by the portfolio manager that have investment objectives, policies, strategies and risks substantially similar to those of the Fund.
         (2) The Russell 2000 Growth Index is a market-weighted index that measures performance of the 2000 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.


YOUR EXPENSES

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. The Fund is new, so the annual fund operating expenses are based on estimates for the current year.

--------------------------------------------------------------------------------
         FEE TABLE

         SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY              None
         FROM YOUR INVESTMENT)

         ANNUAL FUND OPERATING EXPENSES
         (EXPENSES THAT ARE PAID OUT OF FUND ASSETS)

                  Management Fees                                      0.80%(1)
                  Distribution and/or Service (12b-1) Fees             None
                  Other Expenses(2)                                    0.08%
                                                                       -----
                  Total Fund Operating Expenses                        0.88%
                  Expense Reimbursement                               (0.08%)(3)
                                                                       -----
                  Net Expenses                                         0.80%

         (1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
         (2) "Other Expenses" consist of the fees and expenses of the
             Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
         (3) The Fund's investment adviser has contractually agreed to reimburse other expenses indefinitely so that Total Annual Operating Expenses do not exceed 0.80%.
--------------------------------------------------------------------------------

         Expense Examples

         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                     1 year             3 years
                     ------             -------
                      $82                $255

FINANCIAL HIGHLIGHTS

         Because the Fund is a new fund, financial highlights have not been included in this Prospectus.

                          CMC INTERNATIONAL STOCK FUND

INVESTMENT GOAL

                  The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

                  Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies from at least three countries other than the United States and may invest in companies located anywhere in the world. The Fund's objective is to consistently outperform the Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index, a widely accepted benchmark of non-U.S. stock marked performance. While the Fund's investments are not limited as to market capitalization, the Fund intends to invest primarily in companies considered to be large and well-established, based on standards of the applicable country or foreign market. A portion of the Fund may be invested in markets of emerging economies. Most of the Fund's stocks will be denominated in foreign currencies. This means that their value will be affected by changes in the exchange rate between the U.S. Dollar and foreign currencies.

                  The investment adviser uses a combination of top-down and bottom up analysis to identify attractive countries, economies, stock markets, industries, sectors and securities for investment. As part of this approach, the investment adviser systematically grades developed international countries on the basis of geopolitical stability and the attractiveness of the investment environment. It considers numerous macro-economic factors related to a country's economic growth, including inflation/deflation rates, fiscal and monetary policies, currency rates, interest rates and stock market valuations. Similarly, the investment adviser looks for positive industry dynamics. It grades industries using criteria such as competitive barriers to entry, strength of secular growth trends and regulatory environment. Once the investment adviser has identified attractive regions, countries and industries for emphasis through the top-down approach, fundamental security analysis is used to evaluate the merits of individual companies being considered for investment. By utilizing this investment strategy, the investment adviser strives to anticipate and act upon economic and stock market changes, thereby generating consistent, competitive investment results over the long-term.

                  In addition to investing directly in foreign equity securities, the Fund may also purchase securities in the form of American Depository Receipts and Global Depository Receipts.

                  The Fund may invest up to 25% of its assets in smaller, less seasoned companies when these securities offer attractive opportunities consistent with the Fund's investment objective.

                  The Fund may also invest in various types of securities, such as those convertible into or exercisable for stock (including preferred stock, warrants and debentures), and engage in various investment techniques using options and financial futures contracts and exchange traded funds. See "MORE ABOUT THE FUNDS" in this Prospectus and the

         Fund's Statement of Additional Information for more information regarding these types of securities and investment practices.

RISK FACTORS

                  Investment in the Fund presents investment risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio and total return.

                  o Stock market risk refers to the risk that the Fund's stocks may decline in value due to general market and economic conditions or the activities and financial prospects of individual companies.
                  o Sector risk is the risk associated with investing a significant amount of the Fund's assets in a particular market sector.
                  o Foreign investment risk refers to the greater risks of investing in the securities of foreign issuers as opposed to U.S. issuers.
                  o Selection of investment risk is the risk associated with the investment adviser and individual portfolio manager making investment decisions for the Fund.
                  o Emerging market risk is the risk associated with investing in the securities of issuers based in countries with less developed or developing economies.
                  o Small company risk is the greater risk from investing in companies with small and middle market capitalizations as opposed to investing in large-cap companies. These stocks may be more susceptible to market downturns, and their prices could be more volatile.
                  o Currency or exchange risk is the possibility of a decline in the value of a foreign currency versus the U.S. dollar. Such a decline will reduce the dollar value of any securities in the Fund denominated in that currency.

                  Your investment in the Fund is not a bank deposit and it is not insured or endorsed by any bank, government agency or the FDIC. You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in your investment. An investment in this Fund should be part of a balanced investment program.

                  Please see "MORE ABOUT THE FUNDS" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

PERFORMANCE HISTORY

                  The bar chart and table on the following page illustrates the International Stock Fund's annual returns as well as its long-term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year. The table compares the Fund's performance to that of the MSCI EAFE Index, an unmanaged index which reflects the movement of stock markets in Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market, and the MSCI All Country World ex U.S. Index, an unmanaged index of global stock market performance which includes developed and emerging markets but excludes the United States. Both indices do not reflect any deduction for fees or expenses. The bar chart and table assume the reinvestment of dividends and distributions. The Fund's historical performance does not indicate how the Fund will perform in the future.


                            INTERNATIONAL STOCK FUND



                 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR
                                  [BAR GRAPH]

    5.52%   16.77%   10.10%   12.17%   59.02%   -23.83%   -19.07%   -14.31%
    -----   ------   ------   ------   ------   -------   -------   -------
    1995     1996     1997     1998     1999     2000      2001      2002


 BEST QUARTER:                                4Q '99        32.73%
 WORST QUARTER:                               3Q '98       -18.24%
 -------------------------------------------- ----------- ----------




AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                                                    INCEPTION
                                               1 YEAR    5 YEARS    (2/1/94)
--------------------------------------------- --------- ---------- ------------
CMC INTERNATIONAL STOCK FUND
     RETURN BEFORE TAXES                       -14.31%    -1.18%       1.90%
     RETURN AFTER TAXES ON DISTRIBUTIONS       -14.47%    -5.14%      -0.91%
     RETURN AFTER TAXES ON DISTRIBUTIONS AND   -8.78%     -0.59%       1.59%
       SALE OF FUND SHARES
--------------------------------------------- --------- ---------- ------------
(MSCI) EAFE INDEX                              -15.94%    -2.89%        0.33% *
--------------------------------------------- --------- ---------- ------------
(MSCI) ALL COUNTRY WORLD EX U.S. INDEX -14.67% -2.66% 0.34%

* Performance information is from 1/31/94.

YOUR EXPENSES

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. The Fund's expense structure has been modified to a unified fee effective as of the date of this Prospectus, so that the annual fund operating expenses indirectly paid by a shareholder essentially consist of the management fee paid to the Fund's investment adviser. Because the expense structure is not based on the prior fiscal year's expenses, the Fund's annual fund operating expenses are based on estimates for the current fiscal year. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

--------------------------------------------------------------------------------
FEE TABLE

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY                       None
FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE PAID OUT OF FUND ASSETS)

         Management Fees                                               0.75%(1)
         Distribution and/or Service (12b-1) Fees                      None
         Other Expenses(2)                                             0.14%
                                                                       -----
         Total Fund Operating Expenses                                 0.89%
         Expense Reimbursement                                        (0.14%)(3)
                                                                       -----
         Net Expenses                                                  0.75%

         (1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
         (2) "Other Expenses" consist of the fees and expenses of the
             Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
         (3) The Fund's investment adviser has contractually agreed to reimburse other expenses indefinitely so that Total Annual Operating Expenses do not exceed 0.75%.
--------------------------------------------------------------------------------
         Expense Examples

         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

          1 year          3 years         5 years         10 years
          ------          -------         -------         --------
           $77              $240            $417            $930

FINANCIAL HIGHLIGHTS

         The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in each table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP.

                            INTERNATIONAL STOCK FUND

                                                                     YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------------
                                                      2002       2001        2000        1999        1998
                                                      ----       ----        ----        ----        ----
NET ASSET VALUE, BEGINNING OF YEAR...............    $10.42     $16.20      $17.86      $12.54      $42.71
                                                     ------     ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).....................      0.02(1)    0.03        0.04       (0.02)       0.25
Net realized and unrealized gains (losses)
  on investments.................................     (1.09)     (3.09)      (0.36)       5.34       (0.78)
                                                      ------     ------     ------      ------       ------
     Total from investment operations............     (1.07)     (3.06)      (0.32)       5.32       (0.53)
                                                      ------     ------     ------      ------       ------

LESS DISTRIBUTIONS:
Dividends from net investment income.............     (0.03)        -           -           -           -
Distributions from capital gains.................       -        (2.72)      (1.34)      (0.00)*    (29.64)
                                                      ------    ------      ------      ------       -------
                                                                                         (0.00)*
     Total distributions.........................     (0.03)     (2.72)      (1.34)       0.00      (29.64)
                                                      ------     ------     ------      ------       -------

NET ASSET VALUE, END OF YEAR.....................     $9.32     $10.42      $16.20      $17.86      $12.54
                                                      =====     ======      ======      ======      ======


TOTAL RETURN.....................................    -10.28%    -22.46%      -3.58%      42.44%      -1.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)...........   $20,616    $20,553     $22,975     $30,492     $15,377
Ratio of expenses to average net assets..........      1.31%      1.26%       1.11%       1.31%       1.04%
Ratio of net investment income (loss) to average
net assets.......................................      0.21%      0.29%       0.12%      (0.14)%      0.60%
Portfolio turnover rate..........................       111%       117%        140%         96%         53%

* Amount represents less than $0.01 per share.

(1) Per share data was calculated using average shares outstanding.

                        CMC EMERGING MARKETS EQUITY FUND

INVESTMENT GOAL

                  The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

                  Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of issuers in emerging markets and other investments that are tied economically to emerging markets. The Fund's investment adviser has broad discretion to determine which countries qualify as emerging markets, but considers "emerging market" countries to be those classified by the World Bank or United Nations as having emerging or developing economies. While the Fund's investments are not limited as to market capitalization, the Fund intends to invest primarily in companies considered to be large and well-established, based on standards of the applicable country or foreign market. Some of the Fund's equity securities will be denominated in foreign currencies. This means their value will be affected by changes in the exchange rate between the U.S. and foreign currencies. The Fund will also invest in emerging market issuers by purchasing American Depositary Receipts.

                  In addition to investing directly in foreign equity securities, the Fund may also purchase securities in the form of American Depositary Receipts and Global Depositary Receipts.

                  The Fund may also invest in various types of securities, such as those convertible into or exercisable for stock (including preferred stock, warrants and debentures), and engage in various investment techniques using options and financial futures contracts and exchange traded funds. See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding these types of securities and investment practices.

RISK FACTORS

                  Investment in the Fund presents investment risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio and total return.

                  o Stock market risk refers to the risk that the Fund's stocks may decline in value due to general market and economic conditions or the activities and financial prospects of individual companies.
                  o Sector risk is the risk associated with investing a significant amount of the Fund's assets in a particular market sector.
                  o Foreign investment risk refers to the greater risks of investing in the securities of foreign issuers as opposed to U.S. issuers.
                  o Selection of investment risk is the risk associated with the investment adviser and individual portfolio manager making investment decisions for the Fund.
                  o Style risk refers to the risk associated with concentrating investments in a particular style such as growth or value.

                  o Emerging market risk is the risk associated with investing in the securities of issuers based in countries with less developed or developing economies.
                  o Currency or exchange risk is the possibility of a decline in the value of a foreign currency versus the U.S. dollar. Such a decline will reduce the dollar value of any securities in the Fund denominated in that currency.

                  Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program.

                  Please see "MORE ABOUT THE FUNDS" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

PERFORMANCE HISTORY

                  Because the Fund is new and has not completed a full calendar year, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

                  The following table sets forth the portfolio manager's composite performance data relating to the historical performance of similarly managed accounts managed by the Fund's portfolio manager, since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. Many of the accounts, however, are not subject to certain limitations, diversification requirements and other restrictions imposed under the Investment Company Act of 1940 and the Internal Revenue Code to which the Fund, as a registered investment company, is subject and that, if applicable to these accounts, may have adversely affected the performance results of the historical portfolio. The data is provided to illustrate the past performance of the Fund's portfolio manager in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. The information has not been adjusted to reflect any fees that will be payable by the Fund that are higher than the fees imposed on the accounts and will result in a higher expense ratio and lower returns for the Fund. Investors should not consider this performance data as an indication of future performance of the Fund or of the Fund's investment adviser.

         AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002

                                                                 YEAR-TO-DATE     1 YEAR    2 YEARS   3 YEARS
         ------------------------------------------------------ --------------- ----------- --------- ---------
         EMERGING MARKETS COMPOSITE(1)                              -3.86         -3.86      -8.08     -12.47

         ------------------------------------------------------ --------------- ----------- --------- ---------
         MSCI EMERGING MARKETS FREE INDEX(2)                        -6.00         -6.00      -4.20     -13.97

         (1) All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the account, without provision for federal or state income taxes. The composite includes one discretionary account managed by the portfolio manager that has investment objectives, policies, strategies and risks substantially similar to those of the Fund.
         (2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization-weighted benchmark index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin: it excludes closed markets and those shares in otherwise free markets which may not be purchased by foreigners. There are no expenses associated with this index while there are expenses associated with the Fund. The MSCI Emerging Markets Free Index is an unmanaged index and is not available for direct investment.


YOUR EXPENSES

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. The Fund is new, so the annual fund operating expenses are based on estimates for the current year.

--------------------------------------------------------------------------------
FEE TABLE

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY                       None
FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE PAID OUT OF FUND ASSETS)

         Management Fees                                               0.90%(1)
         Distribution and/or Service (12b-1) Fees                      None
         Other Expenses(2)                                             0.08%
                                                                       ----
         Total Fund Operating Expenses                                 0.98%
         Expense Reimbursement                                        (0.08%)(3)
                                                                       ----
         Net Expenses                                                  0.90%

         (1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
         (2) "Other Expenses" consist of the fees and expenses of the
             Fund's independent trustees and their legal counsel, audit fees and interest on any borrowings by the Fund.
         (3) The Fund's investment adviser has contractually agreed to reimburse other expenses indefinitely so that Total Annual Operating Expenses do not exceed 0.80%.
--------------------------------------------------------------------------------

         Expense Examples

         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                     1 year             3 years
                     ------             -------
                      $92                $287

FINANCIAL HIGHLIGHTS

         Because the Fund is a new fund, financial highlights have not been included in this Prospectus.


--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

ADVISER

         Columbia Management Company, the Funds' investment adviser (the "Adviser") and a wholly-owned subsidiary of Columbia Management Group, Inc. ("Columbia"), was established in 1969 and has its main office at 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other portfolios in the Trust. As of December 31, 2002, the Adviser and its affiliates managed over $145 billion in assets.

         Subject to the general supervision of the Trust's Board of Trustees, the Adviser is responsible for managing the Funds in accordance with their investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records. The Adviser also is responsible for managing the overall investment and day-to-day operations of the Funds.

         The Adviser's mutual funds and individual and institutional investment advisory businesses are part of the larger Columbia organization, which is a wholly owned subsidiary of FleetBoston Financial Corporation.

MANAGEMENT FEES AND PORTFOLIO MANAGERS

         Each Fund pays the Adviser an annual unified management fee based on a percentage of the average net assets of the Fund in return for providing investment advisory and other services. The fee paid by each Fund is set forth below. Out of the management fee, the Adviser pays all expenses of managing and operating the Funds except brokerage fees, taxes, interest, audit fees, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses.

Also listed below are the portfolio managers primarily responsible for implementing the investment strategy for each Fund.

...................................... .................... ................................................................
                                       ADVISORY FEE PAID
              THE FUND                    BY THE FUND                      PORTFOLIO MANAGER FOR THE FUND
...................................... .................... ................................................................
Enhanced S&P 500 Index Fund           0.25%                 Eric Remole has been a Portfolio Manager for the Adviser
                                                            since the Fund's inception.  Mr. Remole has served since
                                                            November 2001 as a Managing Director and Head of the
                                                            Structured Equity Group of Columbia and Fleet Investment
                                                            Advisors.  Mr. Remole previously served as the Global Head of the Structured Products Group of Credit Suisse Asset
                                                            Management from 1996 to October 2001.  Mr. Remole holds a
                                                            B.A. in Biology from Dartmouth College and an M.S. in
                                                            Operations Research from Stanford University.
...................................... .................... ................................................................
Large Cap Growth Fund                 0.50%                 Alexander S. Macmillan, CFA, has been a Senior Vice
                                                            President of the Adviser since January 2001 and is Head of the Adviser's Large Cap Growth team. Prior to joining the
                                                            Adviser in 1989 as a Vice President, Mr. Macmillan was a
                                                            Vice President and portfolio manager/analyst for Gardner &
                                                            Preston Moss. Mr. Macmillan earned his B.A. degree and
                                                            graduated cum laude from Harvard College in 1974 and his
                                                            M.B.A. from the Amos Tuck School at Dartmouth College in
                                                            1980.
...................................... .................... ................................................................
Large Cap Value Fund                  0.50%                 Scott B. Schermerhorn has been a Portfolio Manager for the
                                                            Adviser since the Fund's inception. Mr. Schermerhorn has been a Senior Vice President of Colonial Management Associates
                                                            and Co-Manager of the Liberty Growth and Income Fund since
                                                            August 2000. Mr. Schermerhorn joined Colonial Management
                                                            Associates in 1998 as a portfolio manager of the Liberty
                                                            Utilities Fund, Liberty Tax-Managed Value Fund, and the
                                                            Liberty Fund from Federated Investors, Inc. where he headed the value equity team. He is a graduate of Boston University and earned an M.B.A. from Seton Hall University.
...................................... .................... ................................................................
Mid Cap Growth Fund                   0.70%                Richard J. Johnson, CFA, has served as Senior Vice President since January 2001 and Head of Equities/Portland since August
                                                           2002 for the Adviser.  Mr. Johnson previously served as a Vice
                                                           President of the Adviser from 1995 to January 2001.
                                                           Mr. Johnson graduated cum laude from Occidental College in
                                                           1980 and earned his M.B.A. from the Anderson Graduate School of Management at UCLA in 1990.
...................................... .................... ................................................................
Mid Cap Value Fund                    0.70%                 Daniel K. Cantor, CFA, has been a Portfolio Manager for the
                                                            Adviser since the Fund's inception.  Mr. Cantor has served since 2001 as a Senior Vice President and Head of the Mid
                                                            Cap Value team. for Columbia.  Mr. Cantor has also served as a Senior Vice President of Colonial Management Associates
                                                            and Stein Roe & Farnham since

                                       43

...................................... .................... ................................................................
                                       ADVISORY FEE PAID
              THE FUND                    BY THE FUND                      PORTFOLIO MANAGER FOR THE FUND
...................................... .................... ................................................................
                                                            1997. Mr. Cantor earned a bachelor's degree from the
                                                            University of Rochester and an M.B.A. from the Wharton
                                                            School of the University of Pennsylvania. He is a member of
                                                            NYSSA.
...................................... .................... ................................................................
Small/Mid Cap Fund                    0.75%                 Richard J. Johnson, CFA.
...................................... .................... ................................................................
Small Cap Growth Fund                 0.80%                 William M. Garrison has been a Portfolio Manager for the
                                                            Adviser since the Fund's inception, and since 2001has served as a Senior Vice President Head of the Small Cap Growth team for Columbia. From 1998 to the present, Mr. Garrison has
                                                            been a Portfolio Manager with Stein Roe & Farnham. Mr.
                                                            Garrison earned an A.B. degree from Princeton University in
                                                            1988 and his M.B.A. degree from the University of Chicago in
                                                            1995.
...................................... .................... ................................................................
Small Cap Value Fund                  0.80%                 Stephen Barbaro, CFA has been a Portfolio Manager for the
                                                            Adviser since the Fund's inception.  Mr. Barbaro has served as a Senior Vice President of Fleet Investment Advisers
                                                            since 1997.  Mr. Barbaro joined Fleet in 1976 from
                                                            Connecticut Mutual Life where he was a senior investment
                                                            analyst.  Mr. Barbaro earned a B.A. from Brown University
                                                            and an M.B.A. from Columbia University.
...................................... .................... ................................................................
International Stock Fund              0.75%                 James M. McAlear is a Vice President of the Adviser.  Prior
                                                            to joining the Adviser as a Vice President in 1992, Mr.
                                                            McAlear was a Senior Vice President of American Express
                                                            Financial Advisors from 1985 to 1992, and an Executive
                                                            Director for Merrill Lynch Europe from 1972-1985. Mr.
                                                            McAlear earned a B.S. from Boston College and an M.A. in
                                                            economics from Michigan State University in 1964.
...................................... .................... ................................................................
Emerging Markets Equity Fund          0.90%                 Thomas Keleher, CFA and Eric Sandlund are the Fund's
                                                            Co-Portfolio Managers and have served as Portfolio Managers for the Adviser since the Fund's inception.  Mr. Keleher and
                                                            Mr. Sandlund also serve as Senior Portfolio Managers and
                                                            Co-head the Emerging Market Equity team for Newport Pacific
                                                            Management, Inc..  Mr. Keleher joined Newport Pacific
                                                            Management as a Portfolio Manager in 1996 from the
                                                            Universidad San Francisco de Quito in Ecuador where he
                                                            taught finance.  He earned his B.S. in Finance from the
                                                            University of Colorado and a Masters degree from the Kellogg
                                                            Graduate School of Management at Northwestern University.
                                                            Mr. Sandlund joined Newport Pacific Management as a Senior
                                                            Portfolio Manager in 2002 from Merrill Lynch Investment
                                                            Managers in Singapore where he was Managing Director and
                                                            Chief Investment Officer, Asia Pacific from 1999 to 2002.
                                                            Prior to joining Merrill Lynch, Mr. Sandlund was Regional
                                                            Managing Director and Chief Investment





                                       44

...................................... .................... ................................................................
                                       ADVISORY FEE PAID
              THE FUND                    BY THE FUND                      PORTFOLIO MANAGER FOR THE FUND
...................................... .................... ................................................................
                                                            Officer for Prudential Portfolio Managers (Asia Ltd.). Mr.
                                                            Sandlund earned a B.A. from the University of Virginia and a
                                                            Juris Doctorate from American University.
...................................... .................... ................................................................

--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

YOUR ACCOUNT

BUYING SHARES

                  Shares in the Funds are available for purchase by institutional buyers seeking to invest in a diversified portfolio in a pooled environment, rather than purchase individual securities. Purchases of Fund shares may be made by two different methods, each of which is subject to minimum investment requirements described below.

                  First, you may purchase shares in the Funds directly by calling Columbia at 1-800-547-1037. Each Fund's minimum initial investment requirement for investors purchasing shares directly from Columbia is $3 million. The Adviser may waive the investment minimum in its sole discretion. Subsequent investments in a Fund must be at least $2,500, however, purchase orders may be refused at the discretion of a Fund.

                  You may also purchase Fund shares if you are an advisory client of Columbia, or one of its affiliates, investing through a separately managed account and Columbia in its role as discretionary investment adviser purchases shares for your account. The mininum initial investment in this case is $1 million.

                  An advisory client with less than $10 million in assets managed by Columbia and who invests less than $3 million in a single Fund may be charged an administrative account fee by Columbia or its affiliate of $5,000 to cover the extra costs of servicing the account. The decision to charge this fee and the terms of such a fee is determined by Columbia's client services units. Clients should consult the terms of their investment management agreement with Columbia or contact their Columbia representative for more information.

                  If the separately managed account is governed by the rules and regulations promulgated under the Employee Retirement Income Securities Act of 1974, any investment in the Funds will only be made after the investment has been approved by an independent fiduciary and certain conditions are satisfied. See the Statement of Additional Information for more detail.

                  The price for each Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange

         (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

SELLING SHARES

                  You may sell shares at any time. Upon redemption you will receive the Fund's next NAV calculated after your order is accepted by the Fund's transfer agent. You can request a redemption by calling your Columbia representative or by calling 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

                  You may also sell shares by exchanging from the Fund into shares of another fund in the Trust. To exchange by telephone, call your Columbia representative or call 1-800-547-1037.

                  The Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

LIMITATIONS ON BUYING AND SELLING SHARES

                  Excessive account transactions can disrupt management of a Fund and increase the Fund's costs for all shareholders. Accordingly, unless waived by the Adviser in its sole discretion, the Adviser limits account activity in a Fund in the following manner:

                  o Purchase orders or exchange requests may be rejected for any reason.
                  o You may make no more than two "round trips" during any twelve-month period.
                  o   Your round trips must be at least 30 days apart.
                  o Exchanges out of a Fund are limited to no more than two within any twelve-month period.

                  A "round trip" is a redemption FROM a Fund followed by a purchase back INTO the same Fund. In addition, a "round trip" includes transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to and from another fund in the Trust.

PRICING OF SHARES

                  Each Fund's investments are valued based on their market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. Securities for which market values are not readily available will be valued at fair market value as determined in good faith under procedures established by and monitored by the Board of Trustees.

                  If applicable to the Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, the Adviser determines that a particular event would materially affect the Fund's NAV, then the Adviser, under the general supervision of the Board of Trustees, will use all relevant information available to it to determine a fair value for the affected portfolio securities.

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

                  Each Fund pays its shareholders dividends from its net investment income and generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount of capital gains distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the dividend or capital gain distribution in cash.

TAX EFFECT OF DISTRIBUTIONS AND TRANSACTIONS

                  The dividends and distributions of each Fund are taxable to shareholders, unless the shareholder is exempt from federal or state income taxes or the investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income. In general, distributions occurring after January 1, 2003 and before December 31, 2003 are taxable as follows:

--------------------------------------------------------------------------------
Taxability of Distributions
--------------------------------------------------------------------------------

Type of                        Tax Rate for              Tax Rate for
Distribution                   15% Bracket or Lower      27% Bracket or Higher
------------                   --------------------      ---------------------

Income Dividends               Ordinary Income Rate      Ordinary Income Rate

Short Term Capital Gains       Ordinary Income Rate      Ordinary Income Rate

Long-term Capital Gains        10%                       20%
------------------------------ ------------------------- -----------------------

                  The Funds expect that, as a result of their investment objective to achieve either capital appreciation or long-term growth, their distributions will consist primarily of capital gains. Each year the Funds will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

                  The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of the Funds for shares of another fund managed by the Adviser is treated as a sale of shares.

--------------------------------------------------------------------------------
            Your investment in the Funds could have additional tax
            consequences. Please consult your tax professional for
            assistance as to the possible application of foreign, state and local income tax laws to Fund dividends and capital gain distributions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

         Each Fund's principal investment strategies and their associated risks are described in the section titled "Principal Investment Strategies" under the heading "INFORMATION ABOUT THE FUNDS" in this Prospectus. What follows is additional information about certain of the investments and strategies of the Funds and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques that are not the principal focus of the Funds and therefore are not described in this Prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Each Fund's investment objective may not be changed without approval by a majority of the Fund's outstanding securities. Except as otherwise noted, however, approval by a Fund's shareholders is not required to modify or change a Fund's investment policies or any of its investment strategies.

         PORTFOLIO SECURITIES AND FOREIGN ISSUERS

                  The Funds (other than the International Stock and Emerging Markets Equity Funds) invest primarily in U.S. common stocks, but may also invest in equity securities of foreign issuers. The Funds consider securities that trade like common stocks, such as depositary receipts, convertible debt and convertible preferred stocks, to be common stocks. A convertible security generally entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. The Funds may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. In addition, the Funds consider interests in real estate investment trusts to be common stocks.

                  The common stocks of foreign issuers purchased by the Funds will often be denominated in foreign currencies. This means that the value of the securities will be affected by changes in the exchange rate between the U.S. dollar and foreign currencies. Investments in foreign equity securities involve other risks such as greater fluctuations in price and less liquidity than U.S. securities and possible political or economic instability of the country of the issuer.

                  The Funds may also invest in the common stocks of foreign issuers by purchasing American Depositary Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Funds may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a European bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

                  The portfolio value of all Funds is measured in U.S. dollars. To the extent any of the Funds hold non-dollar denominated securities, the value of these securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which any of the foreign securities or bank deposits held by the Funds are denominated. To reduce or limit exposure to adverse change in currency exchange rates (referred to as "hedging"), the Funds may enter into forward currency exchange contracts that in effect lock in a rate of exchange during the period of the forward contract. The Funds will only enter into forward contracts for hedging and not for speculation. When required by the Investment Company Act or the Securities and Exchange Commission, each Fund will "cover" its commitment under the forward contracts by segregating cash or liquid, high-grade securities with the Fund's custodian in an amount not less than the value of the Fund's total assets committed to the forward contracts.

                  The Funds may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. The Fund may use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         DERIVATIVES

                  The Funds may also invest in stock futures and option contracts, which are traditional types of derivatives, to gain exposure to groups of stocks or individual issuers. A derivative is a financial contract whose value is based on ("derived" from) a traditional security (such as a stock) or a market index (such as the S&P 500 Index). Losses or gains involving derivatives can be substantial. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex and may be harder to value. If used for non-hedging purposes or as leveraged investments, derivatives can carry considerable risk. See "OTHER RISKS" below.

         TEMPORARY INVESTMENTS

                  A Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse economic or market conditions. During such times, a Fund may, but is not required to, invest in cash or investment-grade, short-term debt securities, without limit. When the Fund assumes a temporary defensive position, it may not achieve its stated investment objective.

         PORTFOLIO TURNOVER

                  The Funds are actively managed, which means a Fund's manager may frequently buy and sell securities. There are not limits on turnover and turnover may vary significantly from year to year. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. A Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's total return. Additionally, due to the institutional nature of the shareholders in these Funds, redemption requests are frequently large. In order to satisfy such redemption requests, a Fund may be forced to sell securities with built-in capital gains that will be taxable to shareholders.

SUMMARY OF PRINCIPAL RISKS
--------------------------
         The principal risks of investing in the Funds, as stated above in the "INFORMATION ABOUT THE FUNDS" section, are described in greater detail in this section. These risks are more likely to have a material effect on a Fund than other factors potentially affecting that Fund. The section "INVESTMENT OBJECTIVES, POLICIES AND RISKS" in the Statement of Additional Information contains more information about these and other risks.
                  STOCK MARKET RISK. Because the Funds invest primarily in common stocks, they are subject to stock market risk, which means the stocks held by a Fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Stock prices may fall over short or extended periods of time. Although common stocks have historically provided long-term returns that are greater than other types of investments, stock returns have also been volatile over shorter periods of time. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Consequently, a Fund's portfolio -- and likewise your investment in that Fund -- will fluctuate in value in response to changes in the stock market, the economy and the activities, financial prospects and results of the individual companies whose stock is held by that Fund.

                  STYLE RISK. Funds that concentrate their investments in particular styles such as value or growth stocks are subject to the risk that these stocks may be out of favor with investors for an extended period of time. Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Adviser's opinion, undervalued. If the Adviser's perception of a company's value potential is not realized in the expected time frame, a Fund's performance may suffer and the Fund may be unable to take advantage of other investment opportunities. Growth stocks are subject to additional risk because their prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may also not perform as well as value stocks or the stock market in general.

                  SMALL COMPANY RISK. Small-cap and mid-cap stocks are subject to greater volatility than large-cap stocks because:

                  o Their issuers may have limited operating histories, fewer financial resources, and inexperienced management, and may be dependent on a small number of products or services.
                  o   They may have low trading volumes, making it difficult for the Fund to sell a particular security, resulting in
                      erratic or abrupt price movements.

                  SECTOR RISK refers to the chance that a Fund's returns could be hurt significantly by problems affecting a particular market sector, such as technology, to the extent a significant amount of the Fund's assets is invested in that sector.

                  FOREIGN INVESTMENT RISK. Securities of foreign issuers may be subject to greater fluctuations in price than domestic securities. The price of foreign securities are affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in emerging or developing countries, could cause rapid and extreme changes in the value of a Fund's assets to the extent it is invested in securities of foreign issuers. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where a Fund invests are not as politically or economically developed as the United States. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Fund.

                  In addition, additional costs may be incurred in connection with the Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs, as well as administrative difficulties, may be experienced in connection with maintaining assets in foreign jurisdictions.

                  SELECTION OF INVESTMENT RISK refers to risk from the Adviser and individual portfolio managers making investment decisions for the Funds. A Fund's assets are invested by the Adviser or portfolio manager for each Fund using investment techniques based on analysis of market sectors and evaluation of individual securities. It is possible the investment decisions based on these analyses and evaluations may be inaccurate.

                  CONVERTIBLE SECURITY RISK refers to the risk associated with investing in securities that are convertible into common stock, such as debt securities or preferred stock.

         Convertible securities carry the same risks as investing in fixed income instruments, including credit risk and interest risk. In addition, because the value of a convertible security is affected by the value of the equity security into which it will convert, convertible securities have stock market risk.

                  TRACKING ERROR RISK. There are several reasons the Enhanced S&P 500 Index Fund's performance may not track the performance of the S&P 500 exactly:

                  o Unlike the S&P 500, the Fund incurs administrative expenses and transaction costs in trading stocks.
                  o The composition of the S&P 500 and the stocks held by the Fund will be different.

                  The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash.

                  CURRENCY RISK and EXCHANGE RATE RISK refer to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The International Stock Fund and Emerging Markets Equity Fund, and other Funds to the extent any of them hold non-dollar denominated securities, will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency trends are unpredictable.

                  EMERGING MARKET RISK refers to the increased investment risk associated with investments in issuers based in less developed and developing countries, which are sometimes referred to as emerging markets, such as Eastern Europe, South America or Southeast Asia. The considerations noted above concerning the risk of investing in foreign securities are generally more significant for these investments. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Investments in these countries are subject to severe and abrupt price declines. Markets of developing countries may generally be more volatile than markets of more developed countries. Investments in these markets may involve significantly greater risks, as well as the potential for greater gains. Certain countries have experienced hyperinflation and devaluation of their currencies versus the U.S. dollar, which have adversely affected returns to U.S. investors. In addition, securities of issuers located in these markets may present credit, currency, liquidity, legal, political and other risks different from risks associated with investing in developed countries.

OTHER RISKS
-----------
         DERIVATIVE RISK

                  Certain of the Funds may invest their assets in stock futures and option contracts, which are traditional types of derivatives securities. A Fund's use of derivative securities involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. To the extent a Fund uses these securities, they may be exposed to additional volatility and potential losses. Using derivatives involves the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. There is also the risk that the derivative will not correlate well with the security for which it is acting as a substitute or that the Fund cannot sell the derivative because of an illiquid market. The Funds will not use derivatives for speculative purposes or as leveraged investments that may magnify gains or losses. The margin and premiums required to invest in derivatives contracts will not exceed 5% of a Fund's net asset value after taking into account unrealized profits and losses on the contracts. A more complete description of various risks associated with investments in options and financial futures transactions is included in "INVESTMENT OBJECTIVES, POLICIES AND RISKS" in the Statement of Additional Information.

         LIQUIDITY RISK

                  The Funds may purchase convertible securities and common stocks which can become difficult to sell for a variety of reasons, such as lack of an active trading market. Foreign securities and derivatives purchased by a Fund, and in particular securities of issuers based in emerging or developing countries, are especially exposed to liquidity risk. Because some of these securities in emerging or developing countries, and securities of issuers with small market capitalizations, do not trade frequently, when they do trade, their price may be substantially higher or lower than had been expected.

DEFINING CAPITALIZATION

         A company's market capitalization is its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large-cap; mid-cap; or small-cap.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

         You can find additional information on each Fund's structure and performance in the following documents:

         o ANNUAL/SEMIANNUAL REPORTS. While the Prospectus describes each Fund's potential investments, these reports detail the Funds' actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected each Fund's performance during the reporting period.

         o STATEMENT OF ADDITIONAL INFORMATION ("SAI"). A supplement to the Prospectus, the SAI contains further information about each Fund, its Trustees and its investment restrictions, risks and polices.

         A current SAI for the Fund is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus. To obtain copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Funds, you may contact:

                           CMC Fund Trust
                           1300 S.W. Sixth Avenue
                           Portland, Oregon  97201
                           Telephone:  1-800-547-1037

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Funds are also on the SEC's Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's E-mail address at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:  811-5857

-----------------------------------------------------------------------------

                       CMC ENHANCED S&P 500(R) INDEX FUND
                            CMC LARGE CAP GROWTH FUND
                            CMC LARGE CAP VALUE FUND
                             CMC MID CAP GROWTH FUND
                             CMC MID CAP VALUE FUND
                             CMC SMALL/MID CAP FUND
                            CMC SMALL CAP GROWTH FUND
                            CMC SMALL CAP VALUE FUND
                          CMC INTERNATIONAL STOCK FUND
                        CMC EMERGING MARKETS EQUITY FUND
                          PORTFOLIOS OF CMC FUND TRUST
------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

         This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and ten portfolios of the Trust, CMC Enhanced S&P 500(R) Index Fund, CMC Large Cap Growth Fund, CMC Large Cap Value Fund, CMC Mid Cap Growth Fund, CMC Mid Cap Value Fund, CMC Small/Mid Cap Fund, CMC Small Cap Growth Fund, CMC Small Cap Value Fund, CMC International Stock Fund and CMC Emerging Markets Equity Fund (each a "Fund", together the "Funds").

         This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated February 27, 2003 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.

         The Small/Mid Cap Fund's and International Stock Fund's most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent accountants appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

DESCRIPTION OF THE FUNDS.......................................................3
MANAGEMENT....................................................................29
INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES.........................39
PORTFOLIO TRANSACTIONS........................................................41
CAPITAL STOCK AND OTHER SECURITIES............................................45
PURCHASE, REDEMPTION AND PRICING OF SHARES....................................46
CUSTODIAN.....................................................................48
INDEPENDENT ACCOUNTANTS.......................................................49
TAXES.........................................................................49
PERFORMANCE...................................................................53
FINANCIAL STATEMENTS..........................................................55


                                February 27, 2003

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

         The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are 20 portfolios established under the Trust: the Funds, CMC Core Plus Bond Fund, CMC Government Bond Fund, CMC Corporate Bond Fund, CMC Mortgage and Asset-Backed Securities Fund, CMC International Bond Fund, CMC High Yield Fund, CMC Short Term Bond Fund, CMC Fixed Income Securities Fund, CMC Small Cap Fund and CMC Strategic Equity Fund. With the exception of the International Bond Fund, the CMC Mortgage and Asset-Backed Securities Fund and the CMC Core Plus Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser for each of the Funds is Columbia Management Company (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser.

INVESTMENT OBJECTIVES, POLICIES AND RISKS
-----------------------------------------
         The investment objectives and principal investment strategies and policies of each Fund are described in the Prospectus. None of the Fund's investment objectives may be changed without a vote of its outstanding voting securities. There is no assurance that the Fund will achieve its investment objectives. Under normal conditions, the Funds will invest in equity securities, including securities convertible into equity securities. What follows is additional information regarding securities in which the Fund may invest and investment practices in which it may engage. To determine whether the Fund purchases such securities or engages in such practices, and to what extent, see the chart beginning on page 11 of this Statement of Additional Information.

Options and Financial Futures Transactions
------------------------------------------
         Each Fund may invest up to 5% of its net assets in premiums to purchase put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Funds may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Each Fund may enter into closing transactions, exercise its options, or permit the options to expire.

         The Funds may write call options but only if such options are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Adviser, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. Each Fund other than Enhanced S&P 500 Index Fund may write such options on up to 25% of its net assets.

         The Funds may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Funds' investment restrictions do not limit the percentage of the Funds' assets that may be invested in financial futures transactions. Each Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Funds may engage in futures transactions only on commodities exchanges or boards of trade.

         The Funds will not engage in transactions in options, financial futures contracts, or options on financial futures contracts for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. Each Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.
         Upon entering into a futures contract, each Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.

         The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by the Adviser.

Foreign Currency Transactions
-----------------------------
         A Fund may engage in foreign currency transactions either on a spot
(cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. A Fund may engage in these transactions to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of foreign securities. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. A Fund will enter into forward contracts only for hedging purposes and not for speculation. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of a Fund, based on the Adviser's outlook, with a view to protecting the portfolio from adverse currency movements. Forward contracts involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency moves may not occur exactly as the Adviser expected, so use of forward contracts could adversely affect a Fund's total return.

         A Fund may purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. A Fund uses this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.

         Hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund's dividend distribution and are not reflected in its yield. Instead these costs will, over time, be reflected in a Fund's net asset value per share.

         Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the "Code"). These provisions could result in an increase or decrease in the amount of taxable dividends paid by a Fund and could affect whether distributions by that Fund are classified as capital gains or ordinary income.

Foreign Securities
------------------
         Generally the Funds will invest in foreign issuers of developed foreign countries, primarily companies in Canada, Western Europe and Asia, including securities issued by foreign governments, mostly denominated in U.S. dollars, they may from time to time invest in countries with developing or emerging economies. The Emerging Markets Equity Fund may invest all of its assets in the equity securities of issuers located in countries with less developed or developing economies or emerging securities markets. Securities held by a Fund may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. The prices of foreign securities denominated in foreign currency are affected by changes in the currency exchange rates. Currency trends are unpredictable. Potential political or economic instability of the country of the issuer, especially in developing or less developed countries (which are sometimes referred to as emerging markets), could cause rapid and extreme changes in the value of a Fund's assets. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where a Fund invests are not as politically or economically developed as the U.S. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Funds. A substantial portion of each of the Emerging Markets Equity Fund's and International Stock Fund's investments may be held in the foreign currency of the country where the investment is made. Another risk of investing in foreign securities is that additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

         Securities traded in countries with emerging securities market may be subject to risks in addition to the risks typically posed by global investing due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and political and economic instability. Investments in these countries are subject to severe and abrupt price declines. Certain countries have experienced hyperinflation and devaluation of their currencies versus the U.S. dollar, which have adversely affected returns to U.S. investors. In addition, securities of issuers located in these markets may present credit, currency, liquidity, legal, political and other risks different from risks associated with investing in developed countries.

         For a discussion of the risks of investing in foreign securities, see the Fund's Prospectus under "MORE ABOUT THE FUNDS, MORE ABOUT RISKS."

Repurchase Agreements
---------------------
         Each Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. Each Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to the Adviser. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities
-------------------
         No illiquid securities will be acquired by any of the Funds if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the Securities and Exchange Commission ("SEC"), the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

         Each of the Funds may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund's 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer).

Convertible Securities and Warrants
-----------------------------------
         Each Fund may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by the Funds in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

         The Funds may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that each Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Real Estate Investment Trusts ("REITs")
---------------------------------------
         REITs are pooled investment vehicles that invest primarily in real estate such as shopping centers, malls, multi-family housing, or commercial property, or real-estate related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

Investments in Small and Unseasoned Companies
---------------------------------------------
         Unseasoned companies are companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Funds may need to sell them over an extended period or below the original purchase price. Investments by the Funds in these small or unseasoned companies may also be regarded as speculative.

Temporary Investments
---------------------
         When, as a result of market conditions, the Adviser determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The Emerging Markets Equity Fund and International Stock Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective.

When-Issued Securities
----------------------
         The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and private placement securities may be sold in this manner. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. A Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when foreign securities are purchased or sold on a when-issued or delayed delivery basis.

Dollar Roll Transactions
------------------------
         A Fund may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at an agreed price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.

         A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions.

         Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging that Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Borrowing
---------
         Each Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A Fund's borrowings, however, may not exceed 5% of its gross assets at any time. As previously noted, a Fund also may enter into certain transactions, including reverse repurchase agreements, dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Loan Transactions
-----------------
         Loan transactions involve the lending of securities to a broker-dealer or institutional investor for use in connection with short sales, arbitrage, or other securities transactions. If made, loans of a Fund's portfolio securities will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

         It is the view of the Staff of the SEC that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100% collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

         While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Technology Sector
-----------------
         The Funds may invest a significant portion of their assets in companies in the technology sector. The Funds consider technology to be a sector larger than any one industry. Accordingly, investments by any Fund in companies within the technology sector will not be considered a concentration of investments in an industry.

Chart of Securities and Investment Practices
--------------------------------------------
         Set forth below is a chart detailing the specific securities and investment practices for the Funds. Each of the practices engaged in by the Funds is discussed in detail in the sections of this Statement of Additional Information preceding this chart.

------------------------------------------------------------------------------------------------------------------------------------
                                                     SECURITIES AND INVESTMENT PRACTICES
------------------------------------------------------------------------------------------------------------------------------------
                                 LARGE
                         500     CAP     LARGE CAP  MID CAP   MID CAP    SMALL/MID              SMALL CAP               EMERGING
                         INDEX   VALUE   GROWTH     VALUE     GROWTH     CAP        SMALL CAP   GROWTH       INT'L      MARKETS
                         FUND    FUND     FUND      FUND       FUND      FUND       VALUE FUND  FUND       STOCK FUND   EQUITY FUND
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Domestic Equities         +        +       +          +         +          +           +          +            +            +
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Investment Grade          *        *       *          *         *          *           *          *            *            *
Securities
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
High                      NA      NA       NA        NA         NA         NA          NA         NA          NA           NA
Yield/Non-Investment
Grade Securities
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
U.S. Government           *        *       *          *         *          *           *          *            *            *
Securities
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Foreign Government        NA      NA       NA        NA         NA         NA          NA         NA           *            *
Securities
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Domestic Bank             *        *       *          *         *          *           *          *            *            *
Obligations
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Commercial Paper          *        *       *          *         *          *           *          *            *            *
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Mortgage Backed           NA      NA       NA        NA         NA         NA          NA         NA          NA           NA
Securities
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
CMOs                      NA      NA       NA        NA         NA         NA          NA         NA          NA           NA
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Asset Backed              NA      NA       NA        NA         NA         NA          NA         NA          NA           NA
Securities
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Floating or Variable      NA      NA       NA        NA         NA         NA          NA         NA          NA           NA
Rate
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Loan Transactions         O        O       O          O         O          O           O          O            O            O
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Options & Financial       O        O       O          O         O          O           O          O            O            O
Futures
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
ADRs                      X        +       +          +         +          +           +          +            +            +
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Foreign Equities
------------------------------------------------------------------------------------------------------------------------------------
     Developed            NA      15%     15%        15%       15%        15%         15%        15%           +            +
     Countries
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
     Emerging             NA      O%       O%        O%         O%         O%          O%         O%           +            +
     Countries
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Foreign Fixed Income      NA      NA       NA        NA         NA         NA          NA         NA          NA           NA
Securities
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Currency Contracts
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
     Hedging              NA       O       O          O         O          O           O          O            +            +
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
     Speculation          NA       NA       NA        NA         NA         NA          NA         NA         NA           NA
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
     Spot Basis           NA       O       O          O         O          O           O          O            +            +
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
                                       11
------------------------------------------------------------------------------------------------------------------------------------
                                                     SECURITIES AND INVESTMENT PRACTICES
------------------------------------------------------------------------------------------------------------------------------------
                                 LARGE
                         500     CAP     LARGE CAP  MID CAP   MID CAP    SMALL/MID              SMALL CAP               EMERGING
                         INDEX   VALUE   GROWTH     VALUE     GROWTH     CAP        SMALL CAP   GROWTH       INT'L      MARKETS
                         FUND    FUND     FUND      FUND       FUND      FUND       VALUE FUND  FUND       STOCK FUND   EQUITY FUND
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Repurchase Agreements     O        O       O          O         O          O           O          O            O            O
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Restricted/ Illiquid
(excluding 144A from
definition of            10%      10%     10%        10%       10%        10%         10%        10%          10%          10%
illiquid)
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Convertible Securities    O        +       +          +         +          +           +          +            +            +
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Unseasoned/less than
three years operating     5%      5%       5%        5%         5%        10%         10%        10%          5%           10%
history
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Small Companies           NA      NA       NA         +         +          +           +          +            O            +
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Dollar Roll               O        O       O          O         O          O           O          O            O            O
Transactions
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
REITs                     O        O       O          O         O          O           O          O            O            O
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
When-Issued Securities    O        O       O          O         O          O           O          O            O            O
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Zero Coupon/Pay in        NA      NA       NA        NA         NA         NA          NA         NA          NA           NA
Kind
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Municipal Bonds           NA      NA       NA        NA         NA         NA          NA         NA          NA           NA
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------
Borrowing                 5%      5%       5%        5%         5%         5%          5%         5%          5%           5%
----------------------- ------- ------- ---------- --------- ---------- ---------- ----------- ---------- ------------ -------------

         +    Permitted - Part of principal investment strategy
         X    Fundamental policy/not permitted
         O    Permitted - Not a principal investment strategy * Temporary
              Investment or cash management purposes
         %    Percentage of total or net assets that fund may invest
         NA   Non-Fundamental policy/not part of investment strategy - A Fund will not engage in without notice to shareholders

INVESTMENT RESTRICTIONS
-----------------------
         The following is a list of fundamental investment restrictions applicable to the Funds. The Trust may not change these restrictions without a majority vote of the outstanding securities of the applicable Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

CMC ENHANCED S&P 500 INDEX FUND

The Fund may not:

         1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

         2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit ("CDs") and banker's acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20% of the total assets of the Fund.

         3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

         4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the "1940 Act").

         5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the Securities and Exchange Commission (the "SEC"); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

         6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

         7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

         The following is a list of non-fundamental investment restrictions applicable to the CMC Enhanced 500 Index Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

         2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         3. Invest in companies for the purpose of exercising control or management.

CMC LARGE CAP VALUE FUND

The Fund may not:

         1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

         2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit ("CDs") and banker's acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S.

Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20% of the total assets of the Fund.

         3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

         4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the "1940 Act").

         5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the Securities and Exchange Commission (the "SEC"); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

         6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

         7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

         The following is a list of non-fundamental investment restrictions applicable to the CMC Large Cap Value Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

         2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         3. Invest in companies for the purpose of exercising control or management.

CMC LARGE CAP GROWTH FUND

The Fund may not:

         1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

         2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit ("CDs") and banker's acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20% of the total assets of the Fund.

         3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

         4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the "1940 Act").

         5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the Securities and Exchange Commission (the "SEC"); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

         6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), when reselling securities held in its own portfolio.

         7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

         The following is a list of non-fundamental investment restrictions applicable to the CMC Large Cap Growth Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

         2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         3. Invest in companies for the purpose of exercising control or management.

CMC MID CAP VALUE FUND

The Fund may not:

         1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

         2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit ("CDs") and banker's acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20% of the total assets of the Fund.

         3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

         4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the "1940 Act").

         5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the Securities and Exchange Commission (the "SEC"); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

         6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

         7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

         The following is a list of non-fundamental investment restrictions applicable to the CMC Mid Cap Value Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

         2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         3. Invest in companies for the purpose of exercising control or management.

CMC MID CAP GROWTH FUND

The Fund may not:

         1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

         2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit ("CDs") and banker's acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20% of the total assets of the Fund.

         3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

         4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the "1940 Act").

         5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the Securities and Exchange Commission (the "SEC"); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

         6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

         7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

         The following is a list of non-fundamental investment restrictions applicable to the CMC Mid Cap Growth Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

         2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         3. Invest in companies for the purpose of exercising control or management.

CMC SMALL/MID CAP FUND

The Fund may not:

         1. Buy or sell commodities. The Fund may, however, invest in futures contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 15.

         2. Concentrate investments in any industry. The Fund, however, may (a) invest up to 25% of the value of its total assets in any one industry and (b) invest for temporary defensive purposes up to 100% of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         3. The Fund may not purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

         4. Make loans to other persons (except by purchase of short-term commercial paper, repurchase agreements, bonds, debentures, or other debt securities constituting part of an issue). For purposes of this restriction, the making of a loan by the Fund will not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase is made upon the original issuance of the securities.

         5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75% of the assets of the Fund.

         7. Issue senior securities, bonds, or debentures.

         8. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the 1933 Act.

         9. Borrow money in excess of 5% of its net asset value. Any borrowing must only be temporary, from banks, and for extraordinary or emergency purposes.

         10. Invest its assets in the securities of any company if the purchase, at the time thereof, would cause more than 10% of the value of the Fund's total assets to be invested in companies which have a record of less than three years of continuous operation including the operation of predecessors and parents.

         11. Invest in companies for the purpose of exercising control or management.

         12. Engage in short sales of securities except to the extent that such sales are "against the box"; that is, only to the extent the Fund owns the securities sold short or owns other securities convertible into an equivalent amount of securities sold short. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10% of the value of the Fund's net assets may, at the time, be held as collateral for such sales.

         13. Buy and sell puts and calls on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

         The following is a list of non-fundamental investment restrictions applicable to the CMC Small/Mid Cap Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS" for a complete discussion of illiquid securities.
CMC SMALL CAP VALUE FUND

The Fund may not:

         1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

         2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit ("CDs") and banker's acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20% of the total assets of the Fund.

         3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

         4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the "1940 Act").

         5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the Securities and Exchange Commission (the "SEC"); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

         6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), when reselling securities held in its own portfolio.

         7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

         The following is a list of non-fundamental investment restrictions applicable to the CMC Small Cap Value Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

         2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         3. Invest in companies for the purpose of exercising control or management.

CMC SMALL CAP GROWTH FUND

The Fund may not:

         1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

         2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit ("CDs") and banker's acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20% of the total assets of the Fund.

         3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

         4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the "1940 Act").

         5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the Securities and Exchange Commission (the "SEC"); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

         6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

         7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

         The following is a list of non-fundamental investment restrictions applicable to the CMC Small Cap Growth Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

         2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 10% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         3. Invest in companies for the purpose of exercising control or management.

CMC INTERNATIONAL STOCK FUND

The Fund may not:

         1. Buy or sell commodities. However, the Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 15, and may enter into foreign currency transactions.

         2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25% of the value of its assets in any one industry and (b) invest for temporary defensive purposes up to 100% of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities.

         3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which deal in real estate or interests therein.

         4. The Fund will not make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

         5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held by the Fund.

         6. Purchase the securities of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. government and its agencies and instrumentalities), with reference to 75% of the assets of the Fund.

         7. Issue senior securities, bonds, or debentures.

         8. Underwrite securities of other issuers, except that the International Stock Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the 1933 Act.

         9. Borrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300%. The Fund will not make any additional investments while borrowings exceed 5% of the Fund's total assets.

         10. Invest its funds in the securities of any company if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in companies which have a record of less than three years of continuous operation, including operation of predecessors and parents.

         11. Invest in companies for the purpose of exercising control or management.

         12. Engage in short sales of securities except to the extent that the Fund owns other securities convertible into an equivalent amount of such securities. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5% of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

         13. Buy and sell puts and calls on securities, stock index futures, or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity.

         The following is a list of non-fundamental investment restrictions applicable to the CMC International Stock Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's assets (taken at current value) would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTOBJECTIVES, POLICIES AND RISKS" for a complete discussion of illiquid securities.
CMC EMERGING MARKETS EQUITY FUND

The Fund may not:

         1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

         2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit ("CDs") and banker's acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20% of the total assets of the Fund.

         3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

         4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the "1940 Act").

         5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the Securities and Exchange Commission (the "SEC"); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

         6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

         7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

         The following is a list of non-fundamental investment restrictions applicable to the CMC Emerging Markets Equity Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

         2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         3. Invest in companies for the purpose of exercising control or management.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

         The Trust is managed under the general supervision of the trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia Strategic Value Fund, Inc. and Columbia Technology Fund, Inc. since November 2000; Columbia National Municipal Bond Fund, Inc. since January 1999; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc. and Columbia Fixed Income Securities Fund, Inc. (the "Columbia Funds"). There are 35 portfolios in the Columbia Funds Complex overseen by each Trustee. The Columbia Funds Complex is composed of the 20 portfolios (including the Funds) of the Trust and the fifteen Columbia Funds listed above.

Trustees and Officers

INTERESTED TRUSTEE AND PRINCIPAL OFFICERS

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND           OTHER
                                 POSITION(S)     TERM OF OFFICE                                      COMPLEX       DIRECTORSHIPS
                                  HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE              TRUST          TIME SERVED**      DURING PAST 5 YEARS***          TRUSTEE****     TRUSTEE
---------------------          -------------    ----------------    -------------------------      -----------   ---------------
  J. Jerry Inskeep, Jr.*         Chairman and    Served for 37 Years   Chairman and                  35                None
  1300 S.W. Sixth Avenue         Trustee                               President of
  Portland, OR 97201                                                   Columbia Funds and
  (71 years old)                                                       the Trust.




















                                       29

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND           OTHER
                                 POSITION(S)     TERM OF OFFICE                                      COMPLEX       DIRECTORSHIPS
                                  HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
NAME, ADDRESS AND AGE              TRUST          TIME SERVED**      DURING PAST 5 YEARS***          TRUSTEE****      TRUSTEE
---------------------          -------------    ----------------    -------------------------      -----------   ---------------
  J. Kevin Connaughton*          Chief           Served since          Treasurer of Liberty
  245 Summer Street              Financial       December 2002         Funds and Liberty All-Star
  Boston, MA  02210              Officer                               Funds, Stein Roe Funds
  (38 years old)                                                       and Galaxy Funds;
                                                                       Senior Vice
                                                                       President of
                                                                       Liberty Funds
                                                                       Group LLC; Prior
                                                                       to his current
                                                                       positions, Mr.
                                                                       Connaughton was
                                                                       Controller of Liberty
                                                                       Funds and Liberty
                                                                       All-Star Funds, Stein
                                                                       Roe Funds, and Vice
                                                                       President of Liberty
                                                                       Funds Group LLC and
                                                                       Colonial Management
                                                                       Associates, Inc.;
                                                                       Senior Tax Manager,
                                                                       Coopers & Lybrand LLP.

  Jeff B. Curtis*                President and   Served for 3 Years    Managing Director,
  1300 S.W. Sixth Avenue         Assistant                             Executive Vice
  Portland, OR 97201             Secretary                             President and
  (49 years old)                                                       Chief Operating Officer-
                                                                       West Coast of the Adviser.
                                                                       Prior to
                                                                       his current positions,
                                                                       Mr. Curtis was
                                                                       President, Senior Vice
                                                                       President and General
                                                                       Counsel of the Adviser.




















                                       30

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND           OTHER
                                 POSITION(S)     TERM OF OFFICE                                      COMPLEX       DIRECTORSHIPS
                                  HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE              TRUST          TIME SERVED**      DURING PAST 5 YEARS***          TRUSTEE****      TRUSTEE
---------------------          -------------    ----------------    -------------------------      -----------   ---------------
  Richard J. Johnson*            Chief           Served since          Head of
  1300 S.W. Sixth Avenue         Investment      January 2003          Equities/Portland
  Portland, OR  97201            Officer and                           and Senior Vice
  (44 years old)                 Senior Vice                           President of
                                 President                             the Adviser; Chief
                                                                       Investment Officer
                                                                       and Senior Vice President
                                                                       of Columbia Trust Company.
                                                                       Prior to his
                                                                       current positions,
                                                                       Mr. Johnson served
                                                                       as Chief Investment
                                                                       Officer and Vice
                                                                       President of the Adviser.

  Kathleen M. Griffin*           Vice President  Served for 3 Years    Vice President of
  1300 S.W. Sixth Avenue                                               Columbia Financial
  Portland, OR 97201                                                   Center Incorporated
  (43 years old)

  Jeffrey L. Lunzer*             Vice President  Served for 3 Years    Vice President of the Adviser.
  1300 S.W. Sixth Avenue                                               Prior to his current
  Portland, OR 97201                                                   positions, Mr. Lunzer was the
  (42 years old)                                                       Controller for the Funds.
                                                                       Before joining the Funds in
                                                                       1998, Mr. Lunzer was
                                                                       Treasurer and Fund Officer of
                                                                       WM Group of Funds, a mutual
                                                                       fund company.
























                                       31

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND           OTHER
                                 POSITION(S)     TERM OF OFFICE                                      COMPLEX       DIRECTORSHIPS
                                  HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE              TRUST          TIME SERVED**      DURING PAST 5 YEARS***          TRUSTEE****      TRUSTEE
---------------------          -------------    ----------------    -------------------------      -----------   ---------------
  Joseph R. Palombo*             Vice            Served since          Chief Operating Officer and
  1 Financial Center             President       January 2003          Director of the Adviser;
  Boston, MA 02111                                                     Director of Columbia
  (50 years old)                                                       Financial Center
                                                                       Incorporated; Vice President
                                                                       of Stein Roe Services, Inc.;
                                                                       Director of Colonial Advisory
                                                                       Services, Inc.; Director and
                                                                       Executive Vice President of
                                                                       Colonial Management
                                                                       Associates, Inc.; Director Of
                                                                       Liberty Financial Advisors;
                                                                       Director of Alpha Trade,
                                                                       Inc.; Director of Liberty
                                                                       Funds Distributors, Inc.;
                                                                       Executive Vice President and
                                                                       Administrative Officer of
                                                                       Liberty Funds Group LLC;
                                                                       Director of Liberty Funds
                                                                       Services, Inc. Prior to his
                                                                       current positions, Mr.
                                                                       Palombo was a Managing
                                                                       Director of Putnam
                                                                       Investments.

  Mark A. Wentzien*              Secretary       Served for 3 Years    Vice President of
  1300 S.W. Sixth Avenue                                               the Adviser.
  Portland, OR 97201                                                   Prior to his
  (42 years old)                                                       current positions,
                                                                       Mr. Wentzien was
                                                                       Associate Counsel
                                                                       of the Adviser.




















                                                 32

    DISINTERESTED TRUSTEES:
    -----------------------
                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND           OTHER
                                 POSITION(S)     TERM OF OFFICE                                      COMPLEX       DIRECTORSHIPS
                                  HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE              TRUST          TIME SERVED**      DURING PAST 5 YEARS***          TRUSTEE****     TRUSTEE
---------------------          -------------    ----------------    -------------------------      -----------   ---------------
  James C. George                Trustee         Served for 9 Years    Investment                   35              None
  1001 S.W. 5th Avenue                                                 Consultant
  Suite 1100
  Portland, OR 97204
  (70 years old)

  Charles R. Nelson Department   Trustee         Served since          Van Voorhis                  35*****         None*****
  of Economics                                   January 2003          Professor,
  University of Washington                                             Department of
  Seattle, WA 98195                                                    Economics,
  (60 years old)                                                       University of
                                                                       Washington;
                                                                       consultant on
                                                                       economic and
                                                                       statistical matters

  Patrick J. Simpson             Trustee         Served for 3 Years    Lawyer, Perkins              35              None
  1211 S.W. 5th Avenue                                                 Coie LLP
  Suite 1500
  Portland, OR 97204
  (58 years old)

  Richard L. Woolworth           Trustee         Served for 12 Years   Chairman/CEO, The            35              The Regence
  100 S.W. Market St. #1500                                            Regence Group                                Group, Regence
  Portland, OR 97207                                                                                                BlueCross
  (61 years old)                                                                                                    BlueShield of
                                                                                                                    Oregon; NW
                                                                                                                    Natural, a
                                                                                                                    natural gas
                                                                                                                    service provider

* Interested person as defined by the 1940 Act. Mr. Inskeep is deemed interested because he is affiliated with the Adviser.

** Each trustee serves for an indefinite term in accordance with the current bylaws of the Trust until the date a trustee resigns, retires or is removed in accordance with the bylaws of the Trust.

*** All of the officers of the Funds are employees and officers of the Adviser and/or its affiliates. Only principal occupations are listed.

**** Each trustee is also a director of the 15 Columbia Funds, each an open-end management investment company advised by the Adviser.

***** Mr. Nelson serves as an independent trustee of the funds in the Liberty Funds Complex, which are advised and distributed by affiliates of the Adviser, currently consisting of 118 funds.

Board of Trustees
-----------------
         The trustees of the Trust are responsible for overseeing decisions relating to the investment policies and objectives of the Funds. The Trust hires other parties who are responsible for the day-to-day operations of the Funds, such as the Adviser, transfer agent and custodian. The trustees meet quarterly to review the Funds' investment policies, performance, expenses, and other business matters.

         The Trust established an Audit Committee in January 2002. The Audit Committee will consider and engage, on an annual basis, the Fund's independent auditors, review with management and the independent auditors the financial statements included in the Trust's Annual Report to Shareholders, and generally oversee the audit process. The Audit Committee is composed of the Trust's four disinterested trustees (Messrs. George, Simpson, Nelson and Woolworth). The Audit Committee held one meeting during the fiscal year ended October 31, 2002.

         In addition, the Trust adopted a nominating policy in January 2002 under which the disinterested trustees of the Trust are responsible for selecting and nominating candidates for election to serve as trustees. The disinterested trustees will not consider nominees recommended by Fund shareholders.

         The following table sets forth the dollar range of shares owned by each trustee as of December 31, 2002 of (i) the Funds and (ii) all of the funds in the CMC Fund Trust Family of Investment Companies:

INTERESTED TRUSTEE:
------------------
                DOLLAR RANGE OF FUND SHARES       J. JERRY INSKEEP, JR.
----------------------------------------------- --------------------------

Enhanced 500 Index Fund                                   None
Large Cap Value Fund                                      None
Large Cap Growth Fund                                     None
Mid Cap Value Fund                                        None
Mid Cap Growth Fund                                       None
Small/Mid Cap Fund                                        None
Small Cap Value Fund                                      None
Small Cap Growth Fund                                     None
International Stock Fund                                  None
Emerging Markets Equity Fund                              None

     AGGREGATE DOLLAR RANGE OF FUND SHARES IN FUNDS
     OVERSEEN BY TRUSTEE IN CMC FUND TRUST FAMILY
     OF INVESTMENT COMPANIES                              None

DISINTERESTED TRUSTEES*:
-----------------------

                                                                                       RICHARD L.
     DOLLAR RANGE OF FUND SHARES          JAMES C. GEORGE     PATRICK J. SIMPSON       WOOLWORTH
--------------------------------------- -------------------- --------------------- -------------------
Enhanced 500 Index Fund                        None                  None                 None
Large Cap Value Fund                           None                  None                 None



                                       34

                                                                                       RICHARD L.
     DOLLAR RANGE OF FUND SHARES          JAMES C. GEORGE     PATRICK J. SIMPSON       WOOLWORTH
--------------------------------------- -------------------- --------------------- -------------------
Large Cap Growth Fund                          None                  None                 None
Mid Cap Value Fund                             None                  None                 None
Mid Cap Growth Fund                            None                  None                 None
Small/Mid Cap Fund                             None                  None                 None
Small Cap Value Fund                           None                  None                 None
Small Cap Growth Fund                          None                  None                 None
International Stock Fund                       None                  None                 None
Emerging Markets Equity Fund                   None                  None                 None

     AGGREGATE DOLLAR RANGE OF FUND
     SHARES IN FUNDS OVERSEEN BY
     TRUSTEE IN CMC FUND TRUST FAMILY
     OF INVESTMENT COMPANIES                   None                  None                 None

* CHARLES NELSON WAS NOT SERVING AS A TRUSTEE AS OF DECEMBER 31, 2002.

         As of December 31, 2002, none of the disinterested trustees or members of their immediate families owned any securities of the Adviser or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser.

Approval of Investment Advisory Contract
----------------------------------------
         Each of the Funds has entered into an investment advisory contract with the Adviser. The existing contract for each Fund other than the Small/Mid Cap Fund and the International Stock Fund was initially considered and approved by the Board and the disinterested trustees at an in-person meeting held on January 29, 2003. The investment advisory contract is subject to annual approval by the trustees, including a majority of disinterested trustees. In determining the reasonableness of the advisory fees under the contract, the trustees considered several factors, including:

     o The nature and quality of services to be provided to the Funds' shareholders,
     o Fall-out benefits to be realized by the Adviser from service as adviser to the Funds, and
     o   A comparison of the fee structures of other mutual funds.

         In reviewing the quality of services provided by the Adviser the trustees examined each Fund's management fee compared to fees of other mutual funds with similar investment objectives. In addition, the trustees assessed the proposed portfolio managers and day-to-day management of the Funds, reviewing information provided at the meeting at which the contract was approved. The trustees considered the quality of the administrative services to be provided by the Adviser to the Funds and the financial and other resources of the Adviser and its parent companies.

         The trustees reviewed the estimated overall expense ratios and fee structure of the Funds. The trustees considered the additional benefits to the Adviser that may result from its relationship with the Funds, including soft dollar benefits. The trustees also considered the benefits to affiliates of the Adviser as the result of its management of the Funds, including Liberty Funds Services, Inc., the Funds' transfer agent, Colonial Management Associates, Inc., the Funds' administrator, and certain brokerage firms affiliated with the Adviser which may execute trades for the Funds from time to time.

         After considering these and other factors, and each Fund's specific circumstances, the trustees concluded that each Fund's advisory contract with the Adviser was reasonable for such Fund and in the best interests of its shareholders. During their deliberations, the trustees requested from the Adviser all information reasonably necessary for the trustees to evaluate the advisory contract for each of the Funds. The disinterested trustees were also assisted by, and met separately with, their independent counsel. See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser and the Funds' investment advisory contract.

         The existing contracts for the Small/Mid Cap Fund and International Stock Fund were considered and approved by the Board and the independent trustees at an in-person meeting held in April 2002. In determining the reasonableness of the advisory fees under each of these two contracts, the Trustees considered several factors, including:

     o   The nature and quality of services provided to the Fund's shareholders,
     o   The profitability of the advisory contract for the Adviser,
     o Fall-out benefits realized by the Adviser from service as adviser to the Fund
     o   A comparison of the fee structures of other mutual funds, and
     o The existence of economies of scale with respect to the provision of investment advice to the Funds.

         In reviewing the quality of services provided by the Adviser, the trustees examined the performance of each Fund compared to other mutual funds with similar investment objectives and against one or more securities indices that were considered appropriate. Performance of the International Stock Fund over one, three and five-year periods were reviewed as well as rankings and ratings from Morningstar Inc. and Lipper Inc., placing more emphasis on the three and five-year results, which analysis reflected performance superior to that of the average funds in their categories. The Small/Mid Cap Fund had only been in operation for sixteen months at the time the advisory contract was renewed and, accordingly, less emphasis was placed on its performance. In addition, the trustees assessed the day-to-day management of these two Funds, reviewing information provided at the meeting at which the contract was approved and at earlier meetings during the fiscal year. The trustees considered the quality of the administrative services provided by the Adviser to each of the Funds and the financial and other resources of the Adviser and its parent companies.

         The trustees reviewed overall expense ratios of each Fund, including the aggregate expenses of each Fund to its net assets, as well as several individual expense items to each Fund's net assets such as the management fee, transfer agent fee, and custodian fee.

         The trustees reviewed data related to the profitability of the Adviser with respect to its contract with these two Funds. The trustees considered the additional benefits to the Adviser as a result of its relationship with the two Funds, including soft dollar benefits. The trustees also considered the benefits to affiliates of the Adviser as the result of its management of the two Funds, including Columbia Trust Company, which prior to October 18, 2002 served as transfer agent for the Funds, Liberty Funds Services, Inc., the Funds' current transfer agent, Colonial Management Associates, Inc., the Funds' current administrator, and certain brokerage firms affiliated with the Adviser which executed trades for the Funds from time to time.

         After considering these and other factors, and each of the Small/Mid Cap Fund's and International Stock Fund's specific circumstances, the trustees concluded that each Fund's advisory contract with the Adviser was reasonable for the Fund and in the best interests of shareholders. During their deliberations, the trustees requested from the Adviser all information reasonably necessary for the trustees to evaluate the advisory contract for each of the two Funds. The disinterested trustees were also assisted by, and met separately with, their independent counsel.

         The Board and the disinterested Trustees approved an amendment to the investment advisory contract for each of the Small/Mid Cap Fund and International Stock Fund at an in-person meeting on January 29, 2003. The investment advisory contract for each of these two Funds was modified to implement a new unified management fee equal to the existing management fee for each Fund approved in April 2002, except now most of the Funds' expenses of operations are included within the unified fee paid to the Adviser. In addition, the Adviser agreed to indefinitely reimburse each Fund to the extent its expenses exceed the unified management fee. The overall effect is a reduction in expenses for each Fund's shareholders.

         See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser and each Fund's investment advisory contract.

Trustee Compensation
--------------------
         Each disinterested trustee receives an annual aggregate fee of $30,000 for his services as a trustee of the Trust and a director of the Columbia Funds, plus an additional $4,000 for each regular board meeting attended and $1,000 for each special board meeting attended, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $500 for each Board committee meeting in which the trustee participates. Each trustee serving on Audit Committee (other than the chairman of the Audit Committee) is entitled to an additional annual aggregate fee in the amount of $1,000 for his services in this capacity, and the Chairman of the Audit Committee is entitled to an aggregate fee in the amount of $2,000. Mr. Inskeep is an interested trustee and receives no compensation from the Trust. None of the trustees receives any form of pension or retirement benefit compensation from the Trust or the Funds. One-third of the foregoing trustees' compensation and reimbursed expenses are allocated equally among the portfolios of the Trust and the Columbia Funds, and the remaining trustees' fees and expenses are allocated in proportion to such fund's average daily net assets for the preceding fiscal quarter. No officer of the Trust received any compensation from the Trust in 2002.

         The following table sets forth the compensation received by disinterested trustees of the Trust for the fiscal year ended October 31, 2002.

                                           AGGREGATE COMPENSATION FROM TRUST      TOTAL COMPENSATION FROM THE
                TRUSTEE                                                        TRUST AND COLUMBIA FUNDS COMPLEX*
---------------------------------------- ------------------------------------- ----------------------------------
Richard L. Woolworth                                    $9,208                              $57,000
James C. George                                         $9,208                              $57,000
Patrick J. Simpson                                      $9,208                              $57,000
Charles R. Nelson**                                       $0                                $22,182

*Information for total compensation from the Trust and the other funds in the Columbia Fund Complex is for the calendar year ended December 31, 2002. Includes compensation Messrs. Woolworth, George and Simpson received as directors of the Columbia Funds advised by the Adviser. No Trustee served as Chair of the Audit Committee.

** Mr. Nelson was elected as a trustee of the Trust on January 27, 2003 and received no compensation from the Trust in 2002. Mr. Nelson was elected as a director of each of the Columbia Funds in July 2002.

Share Ownership
---------------
         As of the date of this Statement of Additional Information, there were no shareholders of the Enhanced S&P 500(R) Index Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Emerging Markets Equity Fund.

         At January 31, 2003, officers and directors of the Small/Mid Cap and International Stock Funds, in the aggregate, owned of record or beneficially less than 1% of the total outstanding shares of those Funds.

         At January 31, 2003, to the knowledge of the Trust, the following persons owned of record or beneficially more than 5% of the outstanding shares of the Small/Mid Cap and International Stock Funds:

                                                       Shares Beneficially Owned
Name and Address                                          at January 31, 2003
----------------                                          -------------------
CMC SMALL/MID CAP FUND

Longview Fibre Company Pension Trust Fund                981,686        (11.43%)
P.O. Box 639
Longview, WA  98632

                                                       Shares Beneficially Owned
Name and Address                                          at January 31, 2003
----------------                                          -------------------

Lumber Industry Pension Fund                             910,604        (10.61%)
Associated Administrators, Inc.
2929 N.W. 31st Avenue
Portland, OR  97210

Western Council WCIW TOC Pension Fund                    855,210        (10.61%)
Associated Administrators, Inc.
2929 N.W. 31st Avenue
Portland, OR  97210

Micron Technology Foundation, Inc.                       699,152         (9.96%)
8000 South Federal Way
Boise, ID  83716

Oregon Community Foundation                              730,115         (8.50%)
1221 S.W. Yamhill, Suite 100
Portland, OR  97205

Freightliner Corporation Pension Plan                    664,285         (7.74%)
P.O. Box 3849
Portland, OR  97208

Dairy Farmers of America                                 564,109         (6.57%)
North Pointe Tower, Suite 1000
10220 North Executive Hills Blvd.
Kansas City, MO  94190

Tri-Met Pension Trust                                    542,017         (6.31%)
4012 S.E. 17th Avenue
Portland, OR  97202

Oregon Sheet Metal Worker's Pension Trust                466,979         (5.44%)
740 North Knott Street
Portland, OR  97227

Lumber Employer & Western Counsel - L.P.I.W Pension      456,036         (5.31%)
Associated Administrators, Inc.
2929 N.W. 31st Avenue
Portland, OR  97210

                                                       Shares Beneficially Owned
Name and Address                                          at January 31, 2003
----------------                                          -------------------

CMC INTERNATIONAL STOCK FUND

FNB-FBO Northeast Utilities Services Company Serp      1,143,533        (28.74%)
PO Box 92800
Rochester, NY 14692

Lumber Industry Pension Fund                             601,622        (15.12%)
Associated Administrators, Inc.
2929 N.W. 31st Avenue
Portland, OR  97210

Freightliner Corporation Pension Plan                    531,226        (13.35%)
P.O. Box 3849
Portland, OR  97208

Oregon Sheet Metal Worker's Pension Trust                260,930        (11.80%)
740 North Knott Street
Portland, OR  97227

AECOM Technology Corp. Pension Plan                      252,145        (11.40%)
3250 Wilshire Blvd., 5th Floor
Los Angeles, CA  90010

FNB-FBO Northeast Utilities Services Company             306,384         (7.70%)
         Union Retirement Health VEBA
PO Box 92800
Rochester, NY 14692

         As defined by SEC rules and regulations, FNB-FBO Northeast Utilities Services Company Serp is a "control person" of the International Stock Fund since it owns over 25% of the voting securities of the Fund. The fact that FNB-FBO Northeast Utilities Services Company Serp owns over 25% of the Fund's voting securities means it may be able to impact the outcome of any matter in which shareholders are asked to vote.

--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

         The investment adviser to the Funds is Columbia Management Company (the "Adviser"). The Adviser has entered into an investment contract with each Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest. Under the terms of each Fund's investment advisory agreement (except for the Small/Mid Cap Fund and International Stock Fund), the Adviser is permitted to appoint certain of its affiliates as subadviser to perform certain of its duties, including day-to-day management of a Fund.

         The Adviser pays all of each Fund's expenses except brokerage, taxes, interest, fees and expenses of the disinterested trustees (including counsel fees), audit fees and extraordinary expenses. A description of the responsibility of the Adviser appears in the Prospectus for the Funds under the heading "MANAGEMENT."

         For its services provided to each Fund, the Adviser charges a unified advisory fee at an annual rate, which is accrued daily and paid monthly, calculated as a percentage of average daily net assets of the Fund. The following table shows the unified advisory fee to be charged to these Funds by the Adviser:

    FUND                                               UNIFIED ADVISORY FEE
    -----------------------------------------------------------------------
    CMC Enhanced 500 Index Fund                                    0.25%
    CMC Large Cap Growth Fund                                      0.50%
    CMC Large Cap Value Fund                                       0.50%
    CMC Mid Cap Growth Fund                                        0.70%
    CMC Mid Cap Value Fund                                         0.70%
    CMC Small/Mid Cap Fund                                         0.75%
    CMC Small Cap Growth Fund                                      0.80%
    CMC Small Cap Value Fund                                       0.80%
    CMC International Stock Fund                                   0.75%
    CMC Emerging Markets Equity Fund                               0.90%

Except for the Small/Mid Cap Fund and the International Stock Fund, these Funds are new and have not paid any advisory fees. Advisory fees paid by the Small/Mid Cap Fund to the Adviser were $479,380 for the fiscal year ended October 31, 2002 and $342,695 for the period from December 1, 2000 (inception) through October 31, 2001. Prior to the adoption of an amendment to the Small/Mid Cap Fund's investment advsory agreement on January 29, 2003, the Adviser was contractually obligated under the terms of its advisory agreement to reimburse the Small/Mid Cap Fund through October 31, 2004 for ordinary expenses to the extent the expenses of the Fund, including the management fee, exceeded 0.80% of the Fund's average daily net assets. For the periods ended October 31, 2001 and October 31, 2002, the Fund's ratio of total expenses to average net assets before the contractual reimbusement by the Adviser was 0.97% and 0.86%, respectively. Advisory fees paid by the International Stock Fund to the Adviser were $173,724, $159,023, and $303,553 for fiscal years 2002, 2001, and 2000, respectively.

Transfer Agent Agreement
------------------------
         Liberty Funds Services, Inc. ("LFS") acts as transfer agent and dividend crediting agent for each Fund. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. It records and disburses dividends for the Funds. LFS charges a per-account fee of $2.27 per month for each shareholder account with a Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month for each Fund. In addition, LFS is reimbursed by the Adviser for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between LFS and the Trust and also for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Funds (other than the Small/Mid Cap Fund and International Stock
Fund) are new and therefore LFS has not yet been paid by the Adviser for any services. The arrangement with LFS commenced

October 20, 2002. As a result, the International Stock Fund and the Small/Mid Cap Fund only paid LFS a de minimis amount for the fiscal year ended October 31, 2002.

         Prior to October 2002, Columbia Trust Company, 1301 SW Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207, served as transfer agent and dividend crediting agent for the Small/Mid Cap Fund and International Stock Fund. The Trust paid Columbia Trust Company a per account fee of $1 per month for each shareholder account with the Small/Mid Cap and International Stock Funds existing at any time during the month, with a minimum aggregate fee of $1,500 per month for each Fund. In addition, the Trust paid Columbia Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between Columbia Trust Company and the Trust and reimbursed Columbia Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $18,000 and $16,500 to Columbia Trust Company for services performed for the fiscal year ended October 31, 2002 and the period from December 1, 2000 (inception) through October 31, 2001, respectively, under the transfer agent agreement relating to the Small/Mid Cap Fund. The Trust paid $18,000 and $18,000, respectively, on behalf of the International Stock Fund to Columbia Trust Company for services performed for each of fiscal year 2002 and 2001, respectively, under the transfer agent agreement relating to that Fund.

Pricing and Bookkeeping Agreement
---------------------------------
         Each Fund has retained Colonial Management Associates, Inc. ("CMA") to perform certain administrative services pursuant to a Pricing and Bookkeeping Agreement ("Agreement"). Under the terms of the Agreement, CMA (a) provides fund accounting oversight of State Street Bank and Trust, who provides the daily fund accounting services; (b) maintains and preserves in a secure manner the accounting records of the Funds; (c) provides fund administration, including daily propsectus, investment restrictions and Investment Company Act of 1940 compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, financial reporting and board reporting; and (d) provides disaster planning. CMA is an affiliate of CMC. None of the Funds is charged a fee for these services.

         Columbia Financial Center Incorporated ("Columbia Financial"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Adviser, is the principal underwriter for the Funds, and is authorized under a distribution agreement with CMC Fund Trust to sell shares of the Funds. Columbia Financial does not charge any fees or commissions to investors of the Funds for the sale of shares of a Fund.

         The Adviser is a wholly owned direct subsidiary of Columbia Management Group ("CMG"). LFS, the Fund's transfer and dividend crediting agent, is a wholly owned direct subsidiary of Liberty Funds Group LLC, which is owned by CMG. Both the Adviser and LFS are indirect wholly owned subsidiaries of FleetBoston Financial Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

--------------------------------------------------------------------------------
PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         Each Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

         The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

         Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where brokerage fees are involved. Additional factors considered by the Adviser in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission.

         Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

         The Adviser receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Adviser does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Adviser's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Adviser for its research.

         The Adviser may use a Fund's commissions to acquire third party research and products that is not available through its full service brokers. In these arrangements, the Adviser pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Adviser. Proposed research to be acquired in this manner must be approved by the Adviser's Chief Investment Officer for West Coast Operations, who is responsible for determining that the research provides appropriate assistance to the Adviser in connection with its investment management of the Funds and that the price paid for research services and products with broker commissions is fair and reasonable.

         The receipt of research services and products from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Funds. Total brokerage commissions paid by the Small/Mid Cap Fund were $221,885 and $218,377 for fiscal year 2002 and the period from December 1, 2000 (inception) through October 31, 2001, respectively. Total brokerage commissions paid by the International Stock Fund for the last three fiscal years were $147,533, $119,534 and $246,370 for fiscal years 2002, 2001 and 2000, respectively. Of the commissions paid in fiscal year 2002, the Small/Mid Cap Fund paid $29,786 for third party research and products provided by brokerage firms.

         The Adviser may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

         Investment decisions for the Funds are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or its affiliate, Columbia Trust Company (collectively, "Columbia"). All trading for Columbia accounts is performed by the Adviser pursuant to an Investment Advisory Contract with Columbia Trust Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Adviser may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis. When the Funds participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Adviser may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

         Certain employees of the Adviser are also employees of affiliated investment advisors ("Shared Employees") within Columbia Management Group, the Adviser's direct owner. As a result of these arrangements, Shared Employees may provide investment advisory, trading and other investment services for client accounts of the Adviser and one or more other affiliated investment advisers. Columbia Management Group has determined that these Shared Employee arrangements promote more efficient use of internal resources and are in the best interests of clients on an overall basis.

         The Adviser is responsible for ensuring compliance by Shared Employees with all investment guidelines, compliance policies and procedures, and applicable rules and regulations while Shared Employees are acting for the Adviser's clients.

         The Adviser and its affiliated advisers maintain policies reasonably designed to ensure fairness for all clients with accounts served by Shared Employees. The Adviser will monitor all Shared Employee arrangements to ensure that these arrangements continue to be in the best interest of clients considering the potential disadvantages.

         The Adviser's investment personnel will share general and specific investment information with affiliated investment advisers. Information is shared at periodic meetings of investment teams, by distribution of formal recommendations by investment analysts, and through informal discussions among investment personnel.

         The Adviser will also share with affiliated advisers research products and services provided by broker-dealers through whom the Adviser effects transactions for client accounts, and whom the adviser may cause to receive higher commissions from the Adviser's clients in recognition of the provision of such products and services. The research products and services shared will assist the Adviser and its affiliated advisers in providing investment management services generally to their clients, but may not necessarily assist with the management for any particular client or clients of the Adviser, including the Funds. As a result of this policy, trades effected on behalf of the Adviser's clients may benefit affiliated advisers and their clients, and trades effected on behalf of clients of affiliated advisers may benefit the Adviser and its clients.

         The use of multiple trading locations could result in the Adviser and its affiliates competing against each other in the market. The Adviser's clients could receive less attractive prices for trades than clients of an affiliated adviser, and in certain cases client orders may be unfilled or only partially filled due to the orders for clients of an affiliated adviser. To the extent separate trading locations are used, clients of the Adviser and its affiliates will not realize efficiencies associated with aggregating orders, such as more favorable pricing for larger volume trades, for all Columbia Management Group companies.

         Where practical, transactions for accounts of the Adviser and one or more affiliated advisers for which a Shared Employee has investment discretion will be coordinated from each trading location. In these cases, a single broker will be used to execute the trade on behalf of each adviser's accounts. This practice may at times result in an increase in the time period it takes to fill a particular client's trade order, due to increased time for processing the trade or due to share allocations, and may lead to a smaller allocation for a client.

         Where practical, Shared Employees may also effect trades from one location, subjecting the trades to the trade allocation and other policies utilized for that location. To the extent that trades for clients of the Adviser are effected together with trades for clients of other affiliated advisers, this practice may result in smaller allocations for the Adviser's clients or result in clients of the Adviser obtaining less favorable prices on securities.

         Allocations among Columbia accounts to participate in initial public offerings ("IPOs") are made pursuant to IPO Allocation Priority Guidelines (the "Guidelines") established by the Columbia Investment Team. The Guidelines establish which accounts are eligible to participate in a particular IPO and what level of participation is permitted. Eligibility is based upon the market capitalization of the IPO and the capitalization focus of the account. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the IPO is not appropriate for his or her accounts or an individual account. A manager who declines to participate in an IPO in all of his or her eligible accounts, must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts, for which an IPO opportunity is appropriate, will be made on a fair and equitable basis.

         The Trust, Adviser and principal underwriter for the Funds have adopted a Code of Ethics (the "Ethics Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Ethics Code does not prohibit employees from purchasing securities that may be held or purchased by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients or take unfair advantage of their relationship with the Adviser. The specific standards in the Ethics Code include, among others, a requirement that all trades of access persons be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers and analysts covering a security from trading in the security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U.S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Ethics Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Ethics Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.
         The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Ethics Code and the Insider Trading Policy.

--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

         The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Funds, CMC Core Bond Fund, CMC Government Bond Fund, CMC Corporate Bond Fund, CMC Mortgage and Asset-Backed Securities Fund, CMC International Bond Fund, CMC High Yield Fund, CMC Short Term Bond Fund, CMC Fixed Income Securities Fund, CMC Small Cap Fund and CMC Strategic Equity Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Funds, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

         Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES
---------
         Investments in each Fund are made directly by high net worth individuals and institutional buyers, or by the Adviser or its affiliates in their role as discretionary investment adviser over a portion of a shareholder's assets. With respect to assets of an investment advisory client of the Adviser or its affiliates invested in a Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).

         If the Adviser or its affiliate is deemed to be a fiduciary with respect to a prospective shareholder of a Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in a Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as a Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser or its affiliates under standards set forth by the U.S. Department of Labor in the Exemption.

         The second, independent fiduciary that must approve investments in the Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of the Adviser or its affiliate as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

         The transfer agent for the Funds may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------
         Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

         Each Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------
         The net asset value ("NAV") per share of each Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

         Each Fund's securities are valued at the last sale price on the securities exchange or national securities markets at which such securities are primarily traded, or if no sales price is reported, at the last reported bid price. Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the price is not available on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds' NAV calculation. In the case of such foreign security, if an event that is likely to materially affect the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to revalue the security in light of that event. Securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

--------------------------------------------------------------------------------
                                    CUSTODIAN
--------------------------------------------------------------------------------

         The Funds' Custodian, for both domestic and foreign securities, is State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02101. The Custodian holds all securities and cash of each Fund, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of each Fund, and performs other administrative duties, all as directed by authorized officers of the Adviser. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

         Portfolio securities purchased in the United States are maintained in the custody of the Fund's Custodian. Portfolio securities purchased outside the United States by a Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of a Fund has been approved by the Board of Trustees or, in the case of foreign securities, at the discretion of the Board of Trustees, by Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

         The Adviser determines whether it is in the best interest of the Funds and their shareholders to maintain a Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodian arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Federal Income Taxes
--------------------
         Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund believes it satisfies the tests to qualify as a regulated investment company.

         To qualify as a regulated investment company for any taxable year, a Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90% Test"); and

         (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Part I of Subchapter M of the Code will apply to the Funds during a taxable year only if it meets certain additional requirements. Among other things, a Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

         The Trust currently has 20 portfolios, including the Funds. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each Fund as a separate corporation (provided that each Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

         A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to each Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

         If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

         Shareholders of each Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

         Distributions properly designated by a Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

         A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

         If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

         A special tax may apply to a Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

         The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by a Fund.

         SPECIAL ASPECTS OF 90% TEST WITH RESPECT TO FOREIGN CURRENCY. For purposes of the 90% Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

         Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

         Two possible exceptions to marking-to-market relate to hedging transactions and mixed straddles. A hedging transaction is defined for purposes of Section 1256 as a transaction that (1) a Fund properly identifies as a hedging transaction, (2) is entered into in the normal course of business primarily to manage the risk of price changes or currency fluctuations with respect to the Fund's investments, and (3) results in ordinary income or loss. A mixed straddle is a straddle where (1) at least one (but not all) of the straddle positions are Section 1256 contracts and (2) the Fund properly identifies each position forming part of the straddle. A straddle for these purposes generally is offsetting positions with respect to personal property. A Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions.

         FOREIGN INCOME TAXES. Each of the Emerging Markets Equity Fund and International Stock Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce the Emerging Markets Equity Fund's and International Stock Fund's distributed income. For the fiscal year ended October 31, 2002, the International Stock Fund did incur a withholding tax of $11,771.

         The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Emerging Markets Equity Fund and International Stock Fund, and the other Funds to the extent necessary, intend to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by each of those Funds since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

         FOREIGN CAPITAL GAINS TAXES. Each of the Emerging Markets Equity Fund and International Stock Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose capital gains tax on the sale of securities in certain countries at the Fund level. The tax rates range from approximately 10% to 30%. The Funds account for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction. These foreign taxes will reduce the Emerging Markets Equity Fund's and International Stock Fund's distributed capital gains. For the fiscal year ended October 31, 2002, the International Stock Fund incurred a capital gains tax of $1,500.
         U.S. FOREIGN TAX CREDITS OR DEDUCTIONS FOR SHAREHOLDERS OF THE INTERNATIONAL STOCK FUND AND EMERGING MARKETS EQUITY FUND. Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50% of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain holding period requirements. The Emerging Markets Equity Fund and International Stock Fund generally expect, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although each of the Emerging Markets Equity Fund and International Stock Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that either Fund will be able to do so. Each of the Emerging Markets Equity Fund and International Stock Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so.

         If the Emerging Markets Equity Fund and International Stock Fund elect pursuant to Section 853, shareholders of those Funds will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the income taxes paid by the Funds to foreign countries. A shareholder's use of the credits resulting from the election will be subject to the limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder's tax adviser.

         No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

         Each year, the Emerging Markets Equity Fund and International Stock Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

State Income Taxes
------------------
         The state tax consequences of investments in the Funds are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------
         The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Funds are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.

--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------

         The Trust may from time to time advertise or quote total return performance for the Funds. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

Average Annual Total Return

         The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)^n    =  ERV

        Where:    P           =     a hypothetical initial payment of $1000

                  T           =     average annual total return

                  n           =     number of years

                  ERV         =     ending redeemable value of a hypothetical
                                    $1000 payment made at the beginning of the 1, 5, and 10-year periods (or a fractional portion thereof)

Average Annual Total Return After Taxes on Distributions
--------------------------------------------------------

         The Trust may publish average annual returns (after taxes on distributions) quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)^n    =  ATVD

        Where:    P           =     a hypothetical initial payment of $1000

                  T           =     average annual total return (after taxes on
                                    distributions)

                  N           =     number of years

                  ATVD        =     ending redeemable value of a hypothetical
$1000 payment made at the beginning of the 1, 5, or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return After Taxes on Distributions and Redemption
-----------------------------------------------------------------------
         The Trust may publish average annual return quotations (after taxes on distributions and redemption) for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)^n    =  ATVDR

        Where:    P           =     a hypothetical initial payment of $1000

                  T           =     average annual total return (after taxes on
                                    distributions and redemption)

                  N           =     number of years

                  ATVDR       =     ending redeemable value of a hypothetical
$1000 payment made at the beginning of the 1, 5, or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

         Average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and redemption ("total return figures") may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value and the value after taxes on distributions.

         If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 2002, the average annual return for the Small/Mid Cap Fund for the 1-year period since inception (December 1, 2000) was -13.07% and -20.00%, respectively. For the period ended October 31, 2002, the average annual return for the International Stock Fund for the 1-year and 5-year periods and since inception (February 1, 1994) was -10.28%, -1.16% and 1.95%, respectively.

         The Funds may compare their performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance.) These ranking services and publications may rank the performance of the Fund against all other funds over specified categories.

         The Funds may also compare their performance to that of a recognized unmanaged index of investment results, including the 500, Dow Jones Industrial Average, Russell 2000, Russell 2000 Growth, Russell Mid Cap, Russell Mid Cap Growth, Lipper Analytical Equity Indices and Nasdaq stock indices and with respect to the International Stock Fund other suitable international indices, such as the Morgan Stanley Capital International Europe, Australasia, Far East Index or the FT-S&P Actuaries Europe-Pacific Index. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The Small/Mid Cap Fund's and International Stock Fund's most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent accountants appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                                               File No. 33-30394
                                               Under Rule 497(c) of Regulation C
CMC CORE PLUS BOND FUND
CMC GOVERNMENT BOND FUND
CMC CORPORATE BOND FUND
CMC MORTGAGE AND ASSET-BACKED SECURITIES FUND
CMC HIGH YIELD FUND
CMC INTERNATIONAL BOND FUND                        Prospectus, February 27, 2003

Advised by Columbia Management Company



         CMC Core Plus Bond Fund, CMC Government Bond Fund, CMC Corporate Bond Fund, CMC Mortgage and Asset-Backed Securities Fund, CMC High Yield Fund and CMC International Bond Fund (each a "Fund", together the "Funds") are portfolios of CMC Fund Trust (the "Trust").





         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

INFORMATION ABOUT THE FUNDS....................................................4
         CMC CORE PLUS BOND FUND...............................................4
                  Investment Goal..............................................4
                  Principal Investment Strategies..............................4
                  Risk Factors.................................................5
                  Performance History..........................................6
                  Your Expenses................................................6
                  Financial Highlights.........................................8
         CMC GOVERNMENT BOND FUND..............................................9
                  Investment Goal..............................................9
                  Principal Investment Strategies..............................9
                  Risk Factors.................................................9
                  Performance History.........................................10
                  Your Expenses...............................................10
                  Financial Highlights........................................11
         CMC CORPORATE BOND FUND..............................................12
                  Investment Goal.............................................12
                  Principal Investment Strategies.............................12
                  Risk Factors................................................12
                  Performance History.........................................13
                  Your Expenses...............................................13
                  Financial Highlights........................................14
         CMC MORTGAGE AND ASSET-BACKED SECURITIES FUND........................15
                  Investment Goal.............................................15
                  Principal Investment Strategies.............................15
                  Risk Factors................................................16
                  Performance History.........................................16
                  Your Expenses...............................................17
                  Financial Highlights........................................18
         CMC HIGH YIELD FUND..................................................19
                  Investment Goal.............................................19
                  Principal Investment Strategies.............................19
                  Risk Factors................................................20
                  Performance History.........................................21
                  Your Expenses...............................................21
                  Financial Highlights........................................23
         CMC INTERNATIONAL BOND FUND..........................................24
                  Investment Goal.............................................24
                  Principal Investment Strategies.............................24
                  Risk Factors................................................25
                  Performance History.........................................26
                  Your Expenses...............................................26
                  Financial Highlights........................................27
MANAGEMENT....................................................................27
                  Adviser.....................................................27
                  Management Fees and Portfolio Managers......................27

INFORMATION ABOUT YOUR INVESTMENT.............................................29
         YOUR ACCOUNT.........................................................29
                  Buying Shares...............................................29
                  Selling Shares..............................................29
                  Limitations on Buying and Selling Shares....................29
                  Pricing of Shares...........................................30
         DISTRIBUTIONS AND TAXES..............................................31
                  Income and Capital Gain Distributions.......................31
                  Tax Effect of Distributions and Transactions................31
MORE ABOUT THE FUNDS..........................................................32
         INVESTMENT STRATEGY..................................................32
                  Portfolio Securities........................................33
                  Derivatives.................................................34
                  Portfolio Turnover..........................................34
                  Temporary Investments.......................................33
         SUMMARY OF PRINCIPAL RISKS...........................................33
         OTHER RISKS..........................................................37
                  Zero-Coupon Securities......................................37
                  Liquidity Risk..............................................37
                  Derivative Risk.............................................37
FOR MORE INFORMATION..........................................................38

--------------------------------------------------------------------------------
INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

         The following is important information about the Funds offered by this Prospectus. For your convenience, concise descriptions of each Fund appear below. The descriptions provide the following information about each Fund:

              o   INVESTMENT GOAL
              o   PRINCIPAL INVESTMENT STRATEGIES
              o   RISK FACTORS
              o   PERFORMANCE HISTORY
              o   YOUR EXPENSES
              o   FINANCIAL HIGHLIGHTS

         As used in this Prospectus, the term "Fixed Income Securities," includes:

         o securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities");
         o corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
         o    mortgage-backed and other asset-backed securities;
         o inflation-indexed bonds issued both by governments and corporations;
         o structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
         o    delayed funding loans and revolving credit facilities;
         o bank certificates of deposit, fixed time deposits and bankers' acceptances; o repurchase agreements and reverse repurchase agreements;
         o debt securities issued by states or local governments and their agencies, authorities and other instrumentalities; and
         o obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities

                             CMC CORE PLUS BOND FUND

INVESTMENT GOAL

                  The Fund seeks a high level of current income consistent with capital preservation.

PRINCIPAL INVESTMENT STRATEGIES

                  The Fund intends to invest its assets in the shares of the other Funds described in this Prospectus (such Funds, the "Underlying Funds"). Except for cash management purposes, the Fund invests its assets in shares of the Underlying Funds and does not invest directly in securities of other issuers. The Fund's investment adviser determines how the Fund allocates its assets among the Underlying Funds. You should review the summaries of each of the Underlying Funds in this Prospectus for information on their investments and investment techniques.

                  The Fund may invest in any of the Underlying Funds, and may invest in all Underlying Funds at the same time, provided, however, at no time will the combined investment in the International Bond Fund and the High Yield Fund exceed 30% of the Fund's assets. In determining the allocation of the Fund's assets among the Underlying Funds, the investment adviser uses a top-down approach to determine sector emphasis between different types of securities (for example, corporate bonds, U.S. Government obligations, mortgage obligations, high yield and international bond obligations). Using this approach, the investment adviser evaluates and shifts emphasis between the desired levels of average quality, maturity, and duration of portfolios and the types of debt securities in the Underlying Funds in which to invest the Fund's assets based on the current economic and market environment. This analysis is intended to give the investment adviser a better understanding of the long-term prospects of a particular security--and an investment in an Underlying Fund, based on the characteristics of the existing economy and investor temperament. In this way, the investment adviser strives to anticipate and act upon market change, understand its effect on risk and reward of the Underlying Funds' securities with the goal of generating consistent, competitive results over the long term for the Fund.

                  The Fund is a "fund of funds," meaning the Fund pursues its investment objectives by investing its assets in other mutual funds. Normally, the cost of investing in such a fund would be higher than the cost of investing in a mutual fund that invests directly in individual securities because holders of such fund's securities, in addition to paying the fund's fees and expenses, indirectly pay the fees and expenses charged by the underlying funds. Holders of the Fund's shares, however, will not be charged separate management fees and expenses for investing in the Fund. Instead, holders of the Fund's shares will indirectly bear the fees and other expenses charged by the Underlying Funds only. Use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may increase the amount of taxes payable by shareholders.

                  The investment adviser has broad discretion to allocate the Fund's assets among the Underlying Funds provided the allocations are consistent with the Fund's investment objectives. The Fund may also invest in additional portfolios of CMC Fund Trust created in the future at the discretion of the Fund's investment adviser and without notice to or approval from shareholders.

RISK FACTORS

                  Investing in the Fund involves certain risks, including the principal risks listed below, which could adversely affect the value of the Fund's investment portfolio, yield and total return.

              o Interest rate risk refers to the possibility that the value of the Fund's investments will decline due to an increase in interest rates.
              o Credit risk refers to the ability of an issuer of a bond to meet interest and principal payments when due.

              o Prepayment risk is the possibility that the value of mortgage securities and collateralized mortgage obligations held by the Fund may be adversely affected by changes in the prepayment rates on the underlying mortgages.
              o Foreign investment risk refers to the greater risks of investing in the securities of foreign issuers as opposed to U.S. issuers.
              o Currency or exchange rate risk is the possibility of a decline in the value of a foreign currency versus the U.S. dollar. Such a decline will reduce the dollar value of any securities of the Fund denominated in that currency.
              o Non-diversified risk is the risk associated with the Fund's ability to invest a relatively high percentage of its assets in a limited number of issuers.
              o Emerging market risk refers to the increased risk from investing in the securities of issuers based in less developed and developing countries.
              o Allocation risk is the risk associated with investing the Fund's assets among some of or all of the Underlying Funds.
              o Selection of investment risk is risk associated with the investment adviser and individual portfolio manager making investment decisions for the Fund.
              o Inflation risk refers to the risk posed by inflation from investing in Fixed Income Instruments.
              o Fund of funds risk refers to the risk associated with investing in a fund that invests its assets in other Funds instead of individual securities.

                  These risks could impact the total return and yield you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.

                  Please see "MORE ABOUT THE FUNDS" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

PERFORMANCE HISTORY

                  Because the Fund is new and has not completed a full calendar year, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

YOUR EXPENSES

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. The Fund is new, so the annual fund operating expenses are based on estimates for the current year.

--------------------------------------------------------------------------------
Fee Table

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY                      None
FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE PAID OUT OF FUND ASSETS)
         Management Fees                                              None(1)
         Distribution and/or Service (12b-1) Fees                     None
         Other Expenses(2)                                            0.03%
         Underlying Fund Expenses(3)                                  0.30%
                                                                      -----
         Total Annual Operating Expenses                              0.33%
         Expense Reimbursement                                       (0.03%)(4)
                                                                      -----
         Net Expenses                                                 0.30%

         (1)  The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary
              expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
         (2)  "Other Expenses" consist of the fees and expenses of the
              Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the fund.
         (3) "Underlying Fund Expenses" will vary with changes in the allocation of the Fund's assets among the Underlying Funds. 'Underlying Fund Expenses" are estimated based on the largest permissible investment in the International Bond Fund and High Yield Fund. For a summary of the estimated expenses associated with each Underlying Fund, please see the fee table under the heading "Your Expenses" for each Underlying Fund in this Prospectus. The Fund's investment adviser has contractually agreed, for an indefinite period of time, to reimburse expenses to the extent that the Underlying Fund Expenses exceed 0.30%.
         (4) The Fund's investment adviser has contractually agreed to reimburse other expenses indefinitely so that Total Annual Operating Expenses do not exceed 0.30%.
--------------------------------------------------------------------------------
                  Expense Example

                  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                            1 Year           3 Years
                            ------           -------
                             $31               $97

FINANCIAL HIGHLIGHTS

         Because the Fund is a new fund, financial highlights have not been included in this Prospectus.

                            CMC GOVERNMENT BOND FUND

INVESTMENT GOAL

                  The Fund seeks a high level of current income consistent with capital preservation.

PRINCIPAL INVESTMENT STRATEGIES

                  Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government Securities. Portfolio securities purchased by the Fund may be of any duration. The Fund may also invest in domestic Fixed Income Securities rated at least A by Moody's Investor Services, Inc. ("Moody's") or Standard & Poors, Inc. ("S&P"), or if unrated, judged by the Fund's investment adviser to be comparable in quality.

--------------------------------------------------------------------------------
  A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS CONTAINED IN THE FUND'S
                      STATEMENT OF ADDITIONAL INFORMATION.
--------------------------------------------------------------------------------

                  The Fund may invest its assets in other investments and utilize investment techniques including, but not limited to, derivative securities such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions and may purchase securities in advance by using when-issued and forward commitment transactions to earn income.

RISK FACTORS

                  Investing in the Fund involves certain risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio, yield and total return.

              o Interest rate risk refers to the possibility that the value of the Fund's investments will decline due to an increase in interest rates.
              o Credit risk refers to the ability of an issuer of a bond to meet interest and principal payments when due.
              o Prepayment risk is the possibility that the value of mortgage securities and collateralized mortgage obligations held by the Fund may be adversely affected by changes in the prepayment rates on the underlying mortgages.
              o Selection of investment risk is risk associated with the investment adviser and individual portfolio manager making investment decisions for the Fund.
              o Inflation risk refers to the risk posed by inflation from investing in Fixed Income Instruments.

                  These risks could impact the total return and yield you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.

                  Please see "MORE ABOUT THE FUNDS" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

PERFORMANCE HISTORY

                  Because the Fund is new and has not completed a full calendar year, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

YOUR EXPENSES

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchanges fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. The Fund is new, so the annual fund operating expenses are based on estimates for the current year.

--------------------------------------------------------------------------------
Fee Table

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY                     None
FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE PAID OUT OF FUND ASSETS)

         Management Fees                                             0.25%(1)
         Distribution and/or Service (12b-1) Fees                    None
         Other Expenses(2)                                           0.10%
                                                                     -----
         Total Annual Operating Expenses                             0.35%
         Expense Reimbursement                                      (0.10%)(3)
                                                                     -----
         Net Expenses                                                0.25%

         (1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.

         (2) "Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the fund.

         (3) The Fund's investment adviser has contractually agreed to reimburse other expenses indefinitely so that Total Annual Operating Expenses do not exceed 0.25%.
--------------------------------------------------------------------------------
                  Expense Example

                  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                            1 Year           3 Years
                            ------           -------
                              $26              $80

FINANCIAL HIGHLIGHTS

         Because the Fund is a new fund, financial highlights have not been included in this Prospectus.

                             CMC CORPORATE BOND FUND

INVESTMENT GOAL

                  The Fund seeks a high level of current income consistent with capital preservation.

PRINCIPAL INVESTMENT STRATEGIES

                  Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment-grade fixed income securities issued by corporations. The average portfolio duration of the Fund will vary depending on current market and economic conditions and the investment adviser's assessment of possible changes in interest rates. A Fixed Income Security is considered investment grade if it is rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, judged by the Fund's investment adviser to be comparable in quality.

--------------------------------------------------------------------------------
   A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS CONTAINED IN THE FUND'S
                      STATEMENT OF ADDITIONAL INFORMATION.
--------------------------------------------------------------------------------

                  In selecting securities for the Fund, the investment adviser conducts an ongoing evaluation of the economic and market environment. Such an analysis helps the investment adviser anticipate how economic and market change, like movement in interest rates, inflation, government regulation and demographics, may affect certain industries and specific market sectors within those industries, and thereby the companies making up that industry or market sector. After determining what industries and market sectors to invest in, the investment adviser conducts intensive, fundamental research and analysis to identify attractive individual securities within the targeted industries and market sectors. This analysis is intended to give the investment adviser a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the investment adviser strives to anticipate and act upon market change, understand its effect on risk and reward of Fund securities and with the goal of generating consistent, competitive results over the long term.

                  The Fund may invest its assets in other investments such as mortgage- or asset-backed securities and utilize investment techniques including, but not limited to, derivative securities such as options, futures contracts or swap agreements. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

RISK FACTORS

                  Investing in the Fund involves certain risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio, yield and total return.

              o Interest rate risk refers to the possibility that the value of the Fund's investments will decline due to an increase in interest rates.
              o Credit risk refers to the ability of an issuer of a bond to meet interest and principal payments when due.

              o Prepayment risk is the possibility that the value of mortgage securities and collateralized mortgage obligations held by the Fund may be adversely affected by changes in the prepayment rates on the underlying mortgages.
              o Issuer risk is the possibility that the value of a portfolio security may decline due to reasons related to the issuer of the security, such as poor management performance.
              o Inflation risk refers to the risk posed by inflation from investing in Fixed Income Instruments.
              o Selection of investment risk is risk associated with the investment adviser and individual portfolio manager making investment decisions for the Fund.

                  These risks could impact the total return and yield you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.

                  Please see "MORE ABOUT THE FUNDS" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

PERFORMANCE HISTORY

                  Because the Fund is new and has not completed a full calendar year, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

YOUR EXPENSES

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. The Fund is new, so the annual fund operating expenses are based on estimates for the current year.

--------------------------------------------------------------------------------
Fee Table

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY                     None
FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE PAID OUT OF FUND ASSETS)

         Management Fees                                             0.25%(1)
         Distribution and/or Service (12b-1) Fees                    None
         Other Expenses(2)                                           0.10%
                                                                     -----
         Total Annual Operating Expenses                             0.35%
         Expense Reimbursement                                      (0.10%)(3)
                                                                     -----
         Net Expenses                                                0.25%

         (1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary
             expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
         (2) "Other Expenses" consist of the fees and expenses of the
             Fund's independent trustees and their legal counsel, audit fees and interest on any borrowings by the fund.
         (3) The Fund's investment adviser has contractually agreed to reimburse other expenses indefinitely so that Total Annual Operating Expenses do not exceed 0.25%.
--------------------------------------------------------------------------------

         Expense Example

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                            1 Year           3 Years
                            ------           -------
                              $26              $80

FINANCIAL HIGHLIGHTS

         Because the Fund is a new fund, financial highlights have not been included in this Prospectus.

                  CMC MORTGAGE AND ASSET-BACKED SECURITIES FUND

INVESTMENT GOAL

                  The Fund seeks a high level of current income consistent with capital preservation.

PRINCIPAL INVESTMENT STRATEGIES

                  Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in any of the following investment grade, Fixed Income Securities:

              o mortgage-related U.S. Government securities guaranteed by the Government National Mortgage Association ("GNMA") or by agencies or instrumentalities of the U.S. Government such as Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Corporation ("FNMA");
              o debt obligations collateralized by assets such as home equity and automobile loans and credit card and other types of receivables issued by trusts or other special purpose entities;
              o commercial mortgage-related securities secured by loans for commercial properties such as office buildings, multi-family apartment buildings, and shopping centers issued by commercial banks, savings and loan institutions, private mortgage insurance companies and other secondary market issuers; or
              o collateralized mortgage obligations ("CMOs") issued by U.S. agencies or instrumentalities or in privately issued CMOs that are rated investment grade.

                  There are no limits on the percentage of Fund assets that may be invested in any of these Fixed Income Securities at any time. The average duration of the portfolio securities held by the Fund will vary depending on the investment adviser's analysis of general market and economic conditions. A Fixed Income Security is considered investment grade if it is rated either BBB or higher by S&P or Baa or higher by Moody's, or if unrated, judged by the investment adviser to be comparable in quality.

                   The Fund may also invest up to 20% of its assets in other investment-grade Fixed Income Securities. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a single issuer than a diversified fund.

--------------------------------------------------------------------------------
   A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS CONTAINED IN THE FUND'S
                      STATEMENT OF ADDITIONAL INFORMATION.
--------------------------------------------------------------------------------

                  In selecting securities for the Fund, the investment adviser conducts an ongoing evaluation of the economic and market environment. Such an analysis helps the investment adviser anticipate how economic and market change, like movement in interest rates, inflation, government regulation and demographics, may affect certain industries and specific market sectors within those industries, and thereby the companies making up that industry or market sector. After determining what industries and market sectors to invest in, the investment adviser conducts intensive, fundamental research and analysis to identify attractive individual securities within the targeted industries and market sectors. This analysis is intended to give the investment adviser a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the investment adviser strives to anticipate and act upon market change, understand its effect on risk and reward of Fund securities and with the goal of generating consistent, competitive results over the long term.

                  The Fund may invest its assets in other investments and utilize investment techniques including, but not limited to, derivative securities such as options, futures contracts or swap agreements. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

RISK FACTORS

                  Investing in the Fund involves certain risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio, yield and total return.

              o Interest rate risk refers to the possibility that the value of the Fund's investments will decline due to an increase in interest rates.
              o Credit risk refers to the ability of an issuer of a bond to meet interest and principal payments when due.
              o Prepayment risk is the possibility that the value of mortgage securities, collateralized mortgage obligations and asset-backed securities held by the Fund may be adversely affected by changes in the prepayment rates on the underlying mortgages and debt obligations.
              o Inflation risk refers to the risk posed by inflation from investing in Fixed Income Instruments.
              o Selection of investment risk is risk associated with the investment adviser and individual portfolio manager making investment decisions for the Fund.
              o Non-diversified risk is the risk associated with the Fund's ability to invest a relatively high percentage of its assets in a limited number of issuers.

                  These risks could impact the total return and yield you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.

                  Please see "MORE ABOUT THE FUNDS" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

PERFORMANCE HISTORY

                  Because the Fund is new and has not completed a full calendar year, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

YOUR EXPENSES

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. The Fund is new, so the annual fund operating expenses are based on estimates for the current year.

--------------------------------------------------------------------------------
Fee Table

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY                    None
FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE PAID OUT OF FUND ASSETS)

         Management Fees                                            0.25%(1)
         Distribution and/or Service (12b-1) Fees                   None
         Other Expenses(2)                                          0.22%
                                                                    -----
         Total Annual Operating Expenses                            0.47%
         Expense Reimbursement                                     (0.22%)(3)
                                                                    -----
         Net Expenses                                               0.25%

         (1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
         (2) "Other Expenses" consist of the fees and expenses of the
             Fund's independent trustees and their legal counsel, audit fees and interest on any borrowings by the Fund.
         (3) The Fund's investment adviser has contractually agreed to reimburse other expenses indefinitely so that Total Annual Operating Expenses do not exceed 0.25%.
--------------------------------------------------------------------------------

                  Expense Example

                  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                            1 Year           3 Years
                            ------           -------
                              $26              $80

FINANCIAL HIGHLIGHTS

         Because the Fund is a new fund, financial highlights have not been included in this Prospectus.

                               CMC HIGH YIELD FUND

INVESTMENT GOAL

                  The Fund seeks a high level of current income. Capital appreciation is a secondary objective when consistent with a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES

                  The Fund invests primarily in non-investment grade corporate debt obligations, commonly referred to as "junk bonds." Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield corporate debt obligations rated Ba or B by Moody's or BB or B by S&P. The Fund will not invest in fixed income securities rated below Caa by Moody's or CCC by S&P, and the Fund will not invest more than 10% of the Fund's total assets in securities with Caa or CCC ratings.

--------------------------------------------------------------------------------
     By concentrating on corporate debt obligations rated Ba or B by Moody's or BB or B by S&P, the Fund intends to invest primarily in "upper tier" non-investment grade securities. By emphasizing the "upper tier" of non-investment grade securities, the Fund seeks to provide investors with access to higher yielding bonds without assuming all the risk associated with the broader "junk bond" market. For a discussion of the impact of investing in debt securities rated BB or lower by S&P or Ba or lower by Moody's, see the "Summary of Principal Risks" section under the heading "MORE ABOUT THE FUNDS" in this Prospectus. A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.
--------------------------------------------------------------------------------

                  In selecting investments, and to supplement any credit rating analysis supplied by Moody's and S&P, the investment adviser uses a bottom up approach, supplemented by a top down analysis. The investment adviser employs fundamental research and analysis to select individual securities within the targeted industries and market sectors. Fundamental analysis includes the evaluation of:

         o    a company's financial condition
         o    quality of management
         o    industry dynamics
         o    earnings growth and profit margins
         o    sales trends
         o    potential for new product development
         o    financial ratios
         o    investment in research and development.

                  Top down analysis begins with an overall evaluation of the economic and market environment. Such an analysis helps the investment adviser anticipate how economic and market change, including the factors listed below, may affect certain industries and specific market sectors within those industries, and thereby companies making up that industry or market sector.

                  By utilizing this investment process the investment adviser strives to anticipate and act upon market change, understand its effect on the risks and rewards of the Fund's securities, with the goal of generating consistent, competitive results over the long term.

RISK FACTORS


                  Investing in the Fund involves certain risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio, yield and total return.

         o Interest rate risk is the possibility that the value of the Fund's investments will decline due to an increase in interest rates.
         o Credit risk refers to the ability of an issuer of a bond to meet interest and principal payments when due.
         o Issuer risk is the possibility that the value of a portfolio security may decline due to reasons related to the issuer of the security, such as poor management performance.
         o Inflation risk refers to the risk posed by inflation from investing in Fixed Income Instruments.
         o Selection of investment risk is risk associated with the investment adviser and individual portfolio manager making investment decisions for the Fund.

                  All of these risks could impact the total return and yield you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.

                  Please see "MORE ABOUT THE FUNDS" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

PERFORMANCE HISTORY

                  The bar chart and table below illustrate the Fund's annual returns as well as its long-term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year. The table compares the Fund's performance over time (before and after taxes) to that of the Merrill Lynch Intermediate BB Index (the "Index"). The Index is a market weighted index, consisting of BB cash pay bonds, which are U.S. dollar denominated bonds issued in the U.S. domestic market with maturities between 1-10 years. The Index does not reflect any deduction for fees or expenses. Both the bar chart and the table assume the reinvestment of dividends and distributions. The Fund's historical performance does not indicate how the Fund will perform in the future.

                                 HIGH YIELD FUND

                 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR

                                  [BAR GRAPH]

        19.86%   9.70%   12.12%   7.33%   2.42%   5.36%   7.30%   2.80%
        ------   ------  ------   ------  ------  ------  ------  ------
         1995     1996    1997     1998    1999    2000    2001    2002


BEST QUARTER:                     4Q `01                           5.83%
WORST QUARTER:                    2Q `01                          -2.05%

                             AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                                                                       INCEPTION
                                                    1 YEAR           5 YEARS           (7/6/94)
---------------------------------------------- ------------------ -------------- ----------------------
CMC HIGH YIELD FUND
  RETURN BEFORE TAXES                                2.80%            5.02%              7.89%
  RETURN AFTER TAXES ON DISTRIBUTIONS                0.33%            1.59%              4.16%
  RETURN AFTER TAXES ON DISTRIBUTIONS AND            1.67%            2.29%              4.46%
      SALE OF FUND SHARES
---------------------------------------------- ------------------ -------------- ----------------------
MERRILL LYNCH INTERMEDIATE BB INDEX                 -2.39%            3.55%              6.75%*

         *  Performance information is from 6/30/94
YOUR EXPENSES

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. The Fund's expense structure has been modified to a unified fee effective as of the date of this Prospectus, so that the annual fund operating expenses indirectly paid by a shareholder essentially consist of the management fee paid to the Fund's investment adviser. Because the Fund's expense structure is not based on the prior fiscal year's expenses, the annual fund operating expenses are based on estimates for the current fiscal year. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

--------------------------------------------------------------------------------
Fee Table

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY                      None
FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE PAID OUT OF FUND ASSETS)

         Management Fees                                              0.40%(1)
         Distribution and/or Service (12b-1) Fees                     None
         Other Expenses(2)                                            0.01%
                                                                      -----
         Total Annual Operating Expenses                              0.41%
         Expense Reimbursement                                       (0.01%)(3)
                                                                      -----
         Net Expenses                                                 0.40%

         (1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
         (2) "Other Expenses" consist of the fees and expenses of the
             Fund's independent trustees and their legal counsel, audit fees and interest on any borrowings by the Fund.
         (3) The Fund's investment adviser has contractually agreed to reimburse other expenses indefinitely so that Total Annual Operating Expenses do not exceed 0.40%.
--------------------------------------------------------------------------------

         Expense Example

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

  1 Year                 3 Years               5 Years               10 Years
  ------                 -------               -------               --------
   $41                    $128                   $224                  $505


FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP.

                                       22

                                 HIGH YIELD FUND

                                                                           YEAR ENDED OCTOBER 31,
                                                                           ----------------------
                                                             2002         2001         2000         1999(a)      1998(a)
                                                             ----         ----         ----         ----         ----
NET ASSET VALUE, BEGINNING OF YEAR....................    $   8.14    $   8.30       $ 8.54       $ 8.95      $  9.21
                                                          --------    --------       ------       ------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................        0.64(b)(c)  0.72         0.73         0.74         0.76
Net realized and unrealized gains (losses)
  on investments......................................       (0.58)(c)   (0.16)       (0.24)       (0.41)       (0.21)
                                                          --------    --------       ------       ------      -------
     Total from investment operations.................        0.06        0.56         0.49         0.33         0.55
                                                          --------    --------       ------       ------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income..................       (0.65)      (0.72)       (0.73)       (0.74)       (0.76)
Distributions from capital gains......................           -           -            -        (0.00)(d)    (0.05)
     Total distributions..............................       (0.65)      (0.72)       (0.73)       (0.74)       (0.81)
                                                          --------    --------       ------       ------      -------

NET ASSET VALUE, END OF YEAR..........................    $   7.55    $   8.14     $   8.30     $   8.54     $   8.95
                                                          ========    ========     ========     ========     ========

TOTAL RETURN..........................................       0.60%       6.92%        6.01%        3.75%        6.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)................   $ 286,228   $ 348,979    $ 319,985    $ 271,551    $ 263,912
Ratio of expenses to average net assets...............       0.42%       0.44%        0.43%        0.43%        0.45%
Ratio of net investment income to average
net assets............................................       7.98%       8.63%        8.70%        8.39%        8.28%
Portfolio turnover rate...............................         62%         59%          56%          62%          71%


(a) Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.
(b) Per share data was calculated using average shares outstanding.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 8.11% to 7.98%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01 per share.

                           CMC INTERNATIONAL BOND FUND

INVESTMENT GOAL

                  The Fund seeks a high level of current income consistent with a high degree of preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

                  Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Fixed Income Securities of foreign issuers. Generally, the Fund seeks to achieve its goal by investing in debt securities of issuers in at least three foreign countries, including foreign corporate issuers and foreign governments or their subdivisions, agencies, instrumentalities, international agencies and supranational entities. The Fund is not limited as to countries in which it may invest and will invest in the securities of issuers located in developed countries, as well as securities of issuers located in developing countries and countries with emerging securities markets. At times, the portfolio of the Fund may be fully or heavily weighted towards securities of issuers in emerging or developing countries. Securities may be denominated in foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar.

                  The average portfolio duration of the Fund varies based on the investment adviser's forecast for interest rates and, under normal market conditions, is not expected to exceed seven years. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

                  Under normal conditions, the Fund invests substantially all of its assets in debt securities rated B or higher by S&P or Moody's, or if unrated, judged by the investment adviser to be comparable in quality. The Fund will not invest in fixed income securities rated below Caa by Moody's or CCC by S&P, and the Fund will not invest more than 10% of the Fund's total assets in securities with Caa or CCC ratings. For a discussion of the impact of investing in debt securities rated BB or lower by S&P or Ba or lower by Moody's, see the "Summary of Principal Risks" section under the heading "MORE ABOUT THE FUNDS" in this Prospectus.

--------------------------------------------------------------------------------
   A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS CONTAINED IN THE FUND'S
                      STATEMENT OF ADDITIONAL INFORMATION.
--------------------------------------------------------------------------------

                  In selecting securities for the Fund the investment adviser conducts an evaluation of the fundamental economic and market factors such as exchange and interest rates, currency trends, credit quality, and political and economic trends to determine which countries to invest in. Generally, the Fund invests in issuers in those countries with improving fundamentals and that are denominated in stable or appreciating currencies. The investment adviser will also evaluate the risks and returns for investments in each country based on its analysis of economic and market factors. Notwithstanding the above, the Fund may invest 100% of its assets in the debt of emerging markets when the portfolio manager believes such securities offer the best return with reasonable risk. For the definition of emerging markets, the investment adviser will look to the World Bank classification of countries considered to have emerging or developing economies. After selecting the countries to invest in, the investment adviser conducts intensive, fundamental research and analysis to identify attractive securities in those countries expected to produce the best return with reasonable risk. This analysis is intended to give the investment adviser a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the investment adviser strives to anticipate and act upon market change, understand its effect on risk and reward of Fund securities and with the goal of generating consistent, competitive results over the long term.

                  The Fund may invest its assets in other investments and utilize investment techniques including, but not limited to, derivative securities such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

RISK FACTORS

                  Investing in the Fund involves certain risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio, yield and total return.

              o Foreign investment risk refers to the greater risks of investing in the securities of foreign issuers as opposed to U.S. issuers.
              o Currency or exchange rate risk is the possibility of a decline in the value of a foreign currency versus the U.S. dollar. Such a decline will reduce the dollar value of any securities of the Fund denominated in that currency.
              o Interest rate risk is the possibility that the value of the Fund's investments will decline due to an increase in interest rates.
              o Credit risk refers to the ability of an issuer of a bond to meet interest and principal payments when due.
              o Non-diversified risk is the risk associated with the Fund's ability to invest a relatively high percentage of its assets in a limited number of issuers.
              o Emerging market risk refers to the increased risk from investing in the securities of issuers based in less developed and developing countries.
              o Issuer risk is the possibility that the value of a portfolio security may decline due to reasons related to the issuer of the security, such as poor management performance.
              o Inflation risk refers to the risk posed by inflation from investing in Fixed Income Instruments.
              o Selection of investment risk is risk associated with the investment adviser and individual portfolio manager making investment decisions for the Fund.

                  Any or all of these risks could impact the total return and yield you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.

                  Please see "MORE ABOUT THE FUNDS" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

PERFORMANCE HISTORY

                  Because the Fund has not yet commenced operations or completed a full calendar year, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

YOUR EXPENSES

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. The International Bond Fund has not commenced operations, so the annual fund operating expenses are based on estimates for the current fiscal year.

--------------------------------------------------------------------------------
Fee Table

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY                       None
FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE PAID OUT OF FUND ASSETS)

         Management Fees                                               0.40%(1)
         Distribution and/or Service (12b-1) Fees                      None
         Other Expenses(2)                                             0.21%
                                                                       -----
         Total Annual Operating Expenses                               0.61%
         Expense Reimbursement                                        (0.21%)(3)
                                                                       ------
         Net Expenses                                                  0.40%

         (1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
         (2) "Other Expenses" consist of the fees and expenses of the
             Fund's independent trustees and their legal counsel, audit fees and interest on any borrowings by the Fund.
         (3) The Fund's investment adviser has contractually agreed to reimburse other expenses indefinitely so that Total Annual Operating Expenses do not exceed 0.40%.
--------------------------------------------------------------------------------

                  Expense Example

                  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                            1 Year           3 Years
                            ------           -------
                              $41              $128

FINANCIAL HIGHLIGHTS

         Because the Fund has not commenced operations, financial highlights have not been included in this Prospectus.


--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

ADVISER

         Columbia Management Company, the Funds' investment adviser (the "Adviser") and a wholly-owned subsidiary of Columbia Management Group, Inc. ("Columbia"), was established in 1969 and has its main office at 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other portfolios in the Trust. As of December 31, 2002, the Adviser and its affiliates managed over $145 billion in assets.

         Subject to the general supervision of the Trust's Board of Trustees, the Adviser is responsible for managing the Funds in accordance with their investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records. The Adviser also is responsible for managing the overall investment and day-to-day operations of the Funds.

         The Adviser's mutual funds and individual and institutional investment advisory businesses are part of the larger Columbia organization, which is a wholly owned subsidiary of FleetBoston Financial Corporation.

MANAGEMENT FEES AND PORTFOLIO MANAGERS

         Each Fund, except the Core Plus Bond Fund, pays the Adviser an annual unified management fee based on a percentage of the average net assets of the Fund in return for providing investment advisory and other services. The fee paid by each Fund is set forth below. Out of the management fee, the Adviser pays all expenses of managing and operating the Funds except brokerage fees, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), audit fees and extraordinary expenses. Also listed below are the portfolio managers primarily responsible for implementing the investment strategy for each Fund.

....................................... ............ ........................................................................
                                       ADVISORY
                                       FEE PAID
         THE FUND                      BY THE FUND            PORTFOLIO MANAGER FOR THE FUND
....................................... ............ ........................................................................
Core Plus Bond Fund                    0.00%(1)     Mark A. Marinella, CFA, has been a Portfolio Manager for the Adviser since the Fund's inception and co-manages the Fund with Columbia's
                                                    Fixed Income Strategy Group.  Mr. Marinella has served as Managing
                                                    Director and Head of Fixed Income for Columbia since July 2002.  Mr.
                                                    Marinella previously served as the Executive Vice President and
                                                    Co-Chief Investment Officer of State Street Research and Management
                                                    from 1998 to June 2002.
....................................... ............ ........................................................................
Government Bond Fund                   0.25%        Marie M. Schofield, CFA, has been a Portfolio Manager with the
                                                    Adviser since the Fund's inception.  Ms. Schofield has served as a
                                                    Senior Vice President of Columbia since 2001. Ms. Schofield has also served as Senior Vice President of Fleet Investment Advisors since
                                                    1998.  Ms. Schofield manages the Liberty High Quality Bond Fund and the Liberty Intermediate Government Income Fund.  Ms. Schofield
                                                    earned a B.S. from the College of Saint Rose.
....................................... ............ ........................................................................
Corporate Bond Fund                    0.25%        Michael T. Kennedy, CFA, is has been a Portfolio Manager with the
                                                    Adviser since the Fund's inception and, from November 2001 to the present, has served as a Senior Vice President and Portfolio Manager of Columbia.  Mr. Kennedy was a Portfolio Manager and Corporate Bond
                                                    Specialist for Stein Roe & Farnham from 1994 to November 2001.  He earned his B.S. degree from Marquette University in 1984 and his M.M.
                                                    degree from Northwestern University in 1988.
....................................... ............ ........................................................................
Mortgage and Asset-Backed Securities   0.25%        Leonard A. Aplet, CFA, is Managing Director and Head of Fixed
Fund                                                Income/Portland for the Adviser.  Mr. Aplet served as Senior Vice
                                                    President of the Adviser from April 2001 to February 2003 and Vice
                                                    President of the Adviser from 1990 to April 2001.  Mr. Aplet received his MBA from the University of California at Berkeley in 1987, and a
                                                    B.A. from Oregon State University in 1976.
....................................... ............ ........................................................................
High Yield Fund                        0.40%        Jeffrey L. Rippey, CFA, is Managing Director and Kurt Havnaer,
                                                    CFA, is a Vice President of the Adviser.  Mr. Rippey joined the
                                                    Adviser in 1981 as a Vice President and served as Senior Vice
                                                    President from April 2001 to February 2003.  Mr. Rippey has been the Portfolio Manager of the CMC High Yield Fund since its inception in 1994.  Mr.Rippey is a 1978 graduate of Pacific Lutheran University.  Mr.
                                                    Mr. Havnaer has co-managed the CMC High Yield Fund since 2000 and was a portfolio manager, analyst and trader with Safeco Asset Management
                                                    Company before joining the Adviser as a Vice President in 1996.  Mr.
                                                    Havnaer received his MBA from Seattle University in 1991.
....................................... ............ ........................................................................





                                       28

....................................... ............ ........................................................................
International Bond Fund                0.40%        Laura A. Ostrander is the Fund's lead Portfolio Manager and since
                                                    November 2001 has been a Senior Vice President of Columbia and Lead
                                                    Manager for Columbia International Bond strategy.  Prior to that time,
                                                    Ms. Ostrander was a Senior Vice President of Colonial Management
                                                    Associates since 1999 and a Vice President since 1996.  Ms. Ostrander earned her B.A. degree in economics from St. John Fisher College in
                                                    Rochester, N.Y.
....................................... ............ ........................................................................

(1) The Core Plus Bond Fund indirectly pays its proportionate share of the management fees paid by the Underlying Funds in which the Core Plus Bond Fund invests.

--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

YOUR ACCOUNT
------------

BUYING SHARES

                  Shares in the Funds are available for purchase by institutional buyers seeking to invest in a diversified portfolio in a pooled environment, rather than purchase individual securities. Purchases of Fund shares may be made by two different methods, each of which is subject to minimum investment requirements described below.

                  First, you may purchase shares in the Funds directly by calling Columbia at 1-800-547-1037. Each Fund's minimum initial investment requirement for investors purchasing shares directly from Columbia is $3 million. The Adviser may waive the investment minimum in its sole discretion. Subsequent investments in a Fund must be at least $2,500, however, purchase orders may be refused at the discretion of a Fund.

                  You may also purchase Fund shares if you are an advisory client of Columbia, or one of its affiliates, investing through a separately managed account and Columbia in its role as discretionary investment adviser purchases shares for your account. The minimum initial investment in this case is $1 million.

                  An advisory client with less than $10 million in assets managed by Columbia and who invests less than $3 million in a single Fund may be charged an administrative account fee of $5,000 to cover the extra costs of servicing the account. The decision to charge this fee and the terms of such a fee is determined by Columbia's client services units. Clients should consult the terms of their investment management agreement with Columbia or contact their Columbia representative for more information.

                  The price for each Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

SELLING SHARES

                  You may sell shares at any time. Upon redemption you will receive the Fund's NAV next calculated after your order is accepted by the Fund's transfer agent. You can request a redemption by calling your Columbia representative or by calling 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

                  You may also sell shares by exchanging from the Fund into shares of another fund in the Trust. To exchange by telephone, call your Columbia representative or call 1-800-547-1037.

                  The Funds also reserve the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

LIMITATIONS ON BUYING AND SELLING SHARES

         Excessive account transactions can disrupt management of a Fund and increase the Fund's costs for all shareholders. Accordingly, unless waived by the Adviser in its sole discretion, the Adviser limits account activity in a Fund in the following manner:

              o Purchase orders or exchange requests may be rejected for any reason.
              o You may make no more than two "round trips" during any twelve-month period.
              o   Your round trips must be at least 30 days apart.
              o Exchanges out of a Fund are limited to no more than two within any twelve-month period.

         A "round trip" is a redemption FROM a Fund followed by a purchase back INTO the same Fund. In addition, a "round trip" includes transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to and from another fund in the Trust.

PRICING OF SHARES

                  The Fund's investments are valued based on their market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. Securities for which market values are not readily available will be valued at fair market value as determined in good faith under procedures established by and of the Board of Trustees.

                  If applicable to the Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the

         New York Stock Exchange on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, the Adviser determines that a particular event would materially affect the Fund's NAV, then the Adviser under the general supervision of the Board of Trustees, will use all relevant information available to it to determine a fair value for the affected portfolio securities.

DISTRIBUTIONS AND TAXES
-----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS

                  Income dividends, consisting of net investment income, are declared and paid monthly by the Funds (except the International Bond
         Fund) and declared and paid annually by the International Bond Fund. All income dividends paid by the Funds will be reinvested in additional shares of the Fund at the net asset value on the dividend payment date, unless you have elected to receive the dividends in cash. If all of your shares in a Fund are redeemed, the undistributed dividends on the redeemed shares will be paid at that time. Each of the Funds generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount distributed will depend on the amount of capital gains realized from the sale of a Fund's portfolio securities. Capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the distribution in cash.

TAX EFFECT OF DISTRIBUTIONS AND TRANSACTIONS

                  The dividends and distributions of the Funds are taxable to most investors, unless the shareholder is exempt from state or federal income taxes or your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in a Fund and whether you reinvest your distributions or take them as income. In general, distributions occurring after January 1, 2003 and before December 31, 2003 are taxable as follows:

--------------------------------------------------------------------------------
Taxability of Distributions
--------------------------------------------------------------------------------

Type of                         Tax Rate for              Tax Rate for
Distribution                    15% Bracket or Lower      27% Bracket or Higher
------------                    --------------------      ---------------------

Income Dividends                Ordinary Income Rate      Ordinary Income Rate

Short Term Capital Gains        Ordinary Income Rate      Ordinary Income Rate

Long Term Capital Gains         10%                       20%
------------------------------- ------------------------- ----------------------

                  Each Fund expects that, as a result of its investment objective to achieve current income, its distributions will consist primarily of income dividends. Each year the Funds will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year. Due to the fund of funds structure used by the Core Bond Fund, the amount, timing and character of distributions to the Fund's shareholders could be affected resulting in higher taxes payable by shareholders.

                  The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Adviser is treated as a sale of shares.

--------------------------------------------------------------------------------
            Your investment in the Funds could have additional tax
            consequences. Please consult your tax professional for
            assistance as to the possible application of foreign, state and local income tax laws to Fund dividends and capital gain distributions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY
-------------------

         Each Fund's principal investment strategies and their associated risks are described in the section titled "Principal Investment Strategies" under the heading "INFORMATION ABOUT THE FUNDS" in this Prospectus. What follows is additional information about certain of the investments and strategies of the Funds and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this Prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Each Fund's investment goal may not be changed without approval by a majority of the Fund's outstanding securities. Except as otherwise noted, however, approval by a Fund's shareholders is not required to modify or change a Fund's investment policies or any of its investment strategies.

PORTFOLIO SECURITIES

                  Mortgage-backed securities. Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as securities to investors. Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: GNMA, FHLMC and FNMA.

                  Commercial mortgage-backed securities are secured by loans for commercial properties such as office buildings, multi-family apartment buildings, and shopping centers. Both mortgage-backed securities and commercial mortgage-backed securities are subject to prepayment risk. See "Summary of Principal Risks - Prepayment Risk" below.

                  Asset-backed securities. Asset-backed securities are interests in pools of debt securities backed by various types of assets such as credit card receivables, automobile and home equity loans, and computer leases issued by trusts or special purpose entities. Like mortgage-backed securities, investments in asset-backed securities involve prepayment risk. See "Summary of Principal Risks - Prepayment Risk" below.

DERIVATIVES

                  The Funds may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve certain risks. See the section titled "OTHER RISK" below for more information of the risks associated with derivatives.

PORTFOLIO TURNOVER

                  There are not limits on turnover. Turnover may vary significantly from year to year. The Adviser does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. A Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's total return. Additionally, due to the institutional nature of the shareholders in these Funds, redemption requests are frequently large. In order to satisfy such redemption requests, a Fund may be forced to sell securities with built-in capital gains that will be taxable to shareholders.

TEMPORARY INVESTMENTS

                  Under adverse market conditions, each Fund may depart from its principal investment strategies by taking defensive positions in response to adverse economic or market conditions. During such times, a Fund may, but is not required to, invest in cash or investment-grade, short-term debt securities, without limit. When a Fund assumes a temporary defensive position, it generally will not invest in securities designed to achieve its investment goal.

SUMMARY OF PRINCIPAL RISKS
--------------------------

         The principal risks of investing in the Funds, as stated above in the "Risk/Return Summary," are described in greater detail in this section. These risks are more likely to have a material effect on a Fund than other factors potentially affecting that Fund. The section "INVESTMENT OBJECTIVES, POLICIES AND RISKS" in the Statement of Additional Information contains more information about these and other risks.

                  CREDIT RISK refers to the ability of the issuer of a bond to meet interest and principal payments when due. A Fund may invest in both investment-grade and non-investment-grade securities. Investment-grade securities are those issued by the U.S.

         Government, its agencies, and instrumentalities, as well as those rated as shown below by the following rating agencies:

-------------------------------- ----------------------- -----------------------
INVESTMENT-GRADE SECURITIES
                                 LONG-TERM               SHORT-TERM
RATING AGENCY                    DEBT SECURITY           DEBT SECURITY
-------------------------------- ----------------------- -----------------------

Standard & Poors (S&P)           At least BBB            At least A-3 or SP-2

Moody's Investors                                        At least Prime-3 or
Services, Inc. (Moody's)         At least Baa            MIG 4/FMIG4
-------------------------------- ----------------------- -----------------------

         A Fund may also invest in securities unrated by these agencies if the Adviser determines the security to be of equivalent investment quality to an investment-grade security. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for higher-rated bonds.

                  Generally, higher yielding bonds are rated below investment grade (BB and lower by S&P and Ba and lower by Moody's)and are subject to greater credit risk than higher quality, lower yielding bonds. High yield bonds, commonly referred to as junk bonds, may be issued in connection with corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events. High yield bonds are often issued by smaller, less creditworthy companies or by companies with substantial debt. Since the price of a high yield bond is generally very sensitive to the financial conditions of the issuer, the market for high yield bonds can behave more like the equity market. Adverse changes in economic conditions, an issuer's financial condition, and increases in interest rates may negatively affect the market for lower-rated debt securities, more than higher-rated debt securities. In addition, the secondary markets for lower-rated securities may be less liquid and less active than markets for higher-rated securities, which may limit the ability of a Fund to sell lower-rated securities at their expected value.

                  The ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See the Funds' Statement of Additional Information for a complete discussion of bond ratings.

                  INTEREST RATE RISK refers to the possibility that the value of a Fund's investments will decline due to an increase in interest rates. When interest rates go up, the value of a Fund's portfolio will likely decline because fixed income securities in the portfolio are paying a lower interest rate than what investors could obtain in the current market. When interest rates go down, the value of a Fund's portfolio will likely rise, because fixed income securities in the portfolio are paying a higher interest rate than newly issued fixed income securities. The amount of change in the value of a Fund's portfolio depends upon several factors, including the duration of the fixed income securities in the portfolio. In general, the price of fixed income securities with longer a longer duration are more sensitive to interest rate changes than the price of fixed income securities with a shorter duration.

                  FOREIGN INVESTMENT RISK. Securities of foreign issuers may be subject to greater fluctuations in price than domestic securities. The price of foreign securities are affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in emerging or developing countries, could cause rapid and extreme changes in the value of a Fund's assets, in particular the International Bond Fund. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where the Fund invests are not as politically or economically developed as the United States. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Fund.

                  In addition, additional costs may be incurred in connection with the Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

                  CURRENCY RISK and EXCHANGE RATE RISK refer to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. To the extent any of the Funds hold non-dollar denominated securities, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency trends are unpredictable.

                  PREPAYMENT RISK. Prepayment risk refers to the possibility that the mortgage securities, collateralized mortgage obligations or asset-backed securities held by a Fund may be adversely affected by changes in the prepayment rates on the underlying debt. Principal on individual mortgages underlying mortgage-backed securities and collateralized mortgage obligations can be prepaid at any time (loans underlying commercial mortgage-backed securities usually contain prepayment penalties that provide some protection from refinancing). Unscheduled or early payments on the underlying mortgages or asset-backed securities may shorten the securities's effective maturities and reduce their growth potential. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages or assets and, accordingly, expose a Fund to a lower rate of return upon reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed or asset-backed security may be difficult to predict and result in greater volatility. In a period of rising interest rates, there is the possibility of later-than-expected payments known as extension risk that may extend the duration of the security. In the event of later payments due to rising interest rates, the security will likely decrease in value and expose a Fund to a lower rate of return upon reinvestment because of its inability to invest in higher-yielding securities.

                  NON-DIVERSIFIED RISK. A Fund that is "non-diversified" may invest a greater percentage of its assets in a limited number of issuers than a fund that is

         "diversified." Accordingly, the Fund's investment returns may be more likely to be impacted by changes in the market value and returns of any one portfolio holding.

                  EMERGING MARKET RISK refers to the increased investment risk associated with the Fund's investments in issuers based in less developed and developing countries, which are sometimes referred to as emerging markets. Investments in these countries are subject to severe and abrupt price declines. Certain countries have experienced hyperinflation and devaluation of their currencies versus the U.S. dollar, which have adversely affected returns to U.S. investors. In addition, securities of issuers located in these markets may present credit, currency, liquidity, legal, political and other risks different from risks associated with investing in developed countries.

                  ALLOCATION RISK refers to the Core Plus Bond Fund's increased risk associated with investing in the Underlying Funds. Because the Core Bond Fund's assets are invested by the Adviser in the shares of the Underlying Funds, its performance depends on how the Fund's assets are allocated among the Underlying Funds. There is a risk the Adviser could allocate the Fund's assets in certain Underlying Funds that underperform other Underlying Funds in which the Fund's assets are not invested.

                  SELECTION OF INVESTMENT RISK refers to risk from the Adviser and individual portfolio managers making investment decisions for the Funds. A Fund's assets are invested by the Adviser and portfolio manager for each Fund using investment techniques based on analysis of market sectors and evaluation of individual securities. It is possible the Adviser's or portfolio manager's decisions based on these analyses and evaluations may be inaccurate.

                  ISSUER RISK refers to the risk associated with investing in individual securities that may be adversely affected for reasons related to the issuer of the security. The value of an issuer's securities may decline for a number of reasons, including poor management performance, corporate malfeasance by the issuer's management, or reduced demand for an issuer's products.

                  INFLATION RISK is the risk posed by inflation from investing in Fixed Income Securities. Inflation represents the rising cost of goods and services over time. Returns on debt obligations may not keep pace with inflation, thus reducing the value of your investment in a Fund.

                  FUND OF FUNDS RISK. The Core Plus Bond Fund is subject to the risks associated with of each of the Underlying Funds it invests in and, depending on the how the assets are allocated among the Underlying Funds, the risks will vary. If the Fund invests a significant amount of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds. There can be no assurance that the investment objective of the Fund or any Underlying Fund will be achieved. In addition, the Trustees and officers of the Trust may have conflicting interests in fulfilling their fiduciary duties to the Fund and the Underlying Funds.

                  A Fund's investments can change over time and, accordingly, the Fund may become subject to additional principal and other risks. See "OTHER RISKS" in this section and the Funds' Statement of Additional Information for more information regarding the risks of investing in each Fund.

OTHER RISKS
-----------

         In addition to the risks stated in the Fund's "RISK/RETURN SUMMARY" and described in greater detail above under the section "SUMMARY OF PRINCIPAL RISKS," there are other risks of investing in the Fund, some of which are described below:

ZERO-COUPON SECURITIES

                  The Funds, and the High Yield Fund in particular, may invest in lower-rated debt securities structured as zero-coupon securities. A zero-coupon security does not pay periodic interest. Instead, the issuer sells the security at a substantial discount from its stated value at maturity. The interest equivalent received by the investor from holding this security to maturity is the difference between the stated maturity value and the purchase price. Zero- coupon securities are more volatile than cash pay securities. A Fund accrues taxable income on zero-coupon securities prior to the receipt of cash payments. Each Fund intends to distribute substantially all of its income to its shareholders to qualify for pass through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

LIQUIDITY RISK

                  The Funds may purchase debt securities which can become difficult to sell for a variety of reasons, such as lack of an active trading market. Foreign securities and derivatives purchased by a Fund, and in particular bonds of issuers based in emerging or developing countries, are especially exposed to liquidity risk. Because some of these debt securities in developing countries do not trade frequently, when they do trade, their price may be substantially higher or lower than had been expected.

DERIVATIVE RISK

                  A Fund's use of derivative securities involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. To the extent a Fund uses these securities, it may be exposed to additional volatility and potential losses. Using derivatives involves the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Using derivatives carries the risk that the other party to the transaction may fail to honor its contracts terms, causing a loss to the Fund. There is also the risk that the derivative will not correlate well with the security for which it is acting as a substitute or that the Fund cannot sell the derivative because of an illiquid market. The Funds will not use derivatives for speculative purposes or as leveraged investments that may magnify gains or losses. A more complete description of various risks associated with particular derivative securities is included in "INVESTMENT OBJECTIVES, POLICIES AND RISKS" in the Statement of Additional Information.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

         You can find additional information on each Fund's structure and performance in the following documents:

         o ANNUAL/SEMIANNUAL REPORTS. While the Prospectus describes each Fund's potential investments, these reports detail the Funds' actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and strategies that significantly affected each Fund's performance during the reporting period.

         o STATEMENT OF ADDITIONAL INFORMATION ("SAI"). A supplement to the Prospectus, the SAI contains further information about each Fund, its Trustees and its investment restrictions, risks and polices.

         A current SAI for the Funds is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus. To obtain copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Funds, you may contact:

                             CMC Fund Trust
                             1300 S.W. Sixth Avenue
                             Portland, Oregon 97201
                             Telephone:  1-800-547-1037

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Funds are also on the SEC's Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's E-mail address at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:  811-5857

--------------------------------------------------------------------------------
                             CMC CORE PLUS BOND FUND
                            CMC GOVERNMENT BOND FUND
                             CMC CORPORATE BOND FUND
                  CMC MORTGAGE AND ASSET-BACKED SECURITIES FUND
                               CMC HIGH YIELD FUND
                           CMC INTERNATIONAL BOND FUND
                          PORTFOLIOS OF CMC FUND TRUST
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

         This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and six portfolios of the Trust: CMC Core Plus Bond Fund, CMC Government Bond Fund, CMC Corporate Bond Fund, CMC Mortgage and Asset-Backed Securities Fund, CMC High Yield Fund and CMC International Bond Fund (each a "Fund", together the "Funds").

         This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated February 27, 2003 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.

         The High Yield Fund's most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent accountants appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

DESCRIPTION OF THE FUNDS.......................................................3
MANAGEMENT....................................................................39
INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES.........................47
PORTFOLIO TRANSACTIONS........................................................49
CAPITAL STOCK AND OTHER SECURITIES............................................53
PURCHASE, REDEMPTION AND PRICING OF SHARES....................................53
CUSTODIAN.....................................................................56
INDEPENDENT ACCOUNTANTS.......................................................56
TAXES.........................................................................57
YIELD AND PERFORMANCE.........................................................61
FINANCIAL STATEMENTS..........................................................64


                                February 27, 2003

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

         The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are 20 portfolios established under the Trust: the Funds, CMC Enhanced S&P 500 Index Fund, CMC Large Cap Growth Fund, CMC Large Cap Value Fund, CMC Mid Cap Growth Fund, CMC Mid Cap Value Fund, CMC Small/Mid Cap Fund, CMC Small Cap Growth Fund, CMC Small Cap Value Fund, CMC International Stock Fund and CMC Emerging Markets Equity Fund, CMC Fixed Income Securities Fund, CMC Short Term Bond Fund, CMC Small Cap Fund and CMC Strategic Equity Fund. With the exception of the International Bond Fund, Mortgage and Asset-Backed Securities Fund and the Core Plus Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, those Funds will not invest more than 5% of their assets in the securities of any single issuer. Because the International Stock Fund, the Mortgage and Asset-Backed Securities Fund and Core Plus Bond Fund may invest in a relatively small number of issuers, they will be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be. The investment adviser for the Funds is Columbia Management Company (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further discussion regarding the Adviser.

INVESTMENT OBJECTIVES, POLICIES AND RISKS
-----------------------------------------
         The investment objectives and principal investment strategies and policies of each Fund are described in the Prospectus. None of the Funds' investment objectives may be changed without a vote of its outstanding voting securities. There is no assurance that the Funds will achieve their investment objectives. What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. Because the Core Plus Bond Fund only invests in the other Funds, references to "a Fund" or "the Funds" when discussing securities which may be purchased or an investment technique that may be engaged in excludes the Core Plus Bond Fund (except the Fund may invest in short-term paper and U. S. Government securities). To determine whether a Fund purchases such securities or engages in such practices, and to what extent, see the chart on page 29 of this Statement of Additional Information.

Corporate Debt Securities
-------------------------
         These include corporate bonds, debentures, notes, convertible securities and other similar corporate debt instruments. The following is a description of the bond ratings used by Moody's and S&P. Subsequent to its purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of bonds from a Fund's portfolio, but the Adviser will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio.


         BOND RATINGS. MOODY'S -- The following is a description of Moody's bond ratings:

         Aaa - Best quality; smallest degree of investment risk.

         Aa - High quality by all standards; Aa and Aaa are known as high-grade bonds.

         A - Many favorable investment attributes; considered upper medium-grade obligations.

         Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

         Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

         B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

         S&P -- The following is a description of S&P's bond ratings:

         AAA - Highest rating; extremely strong capacity to pay principal and interest.

         AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

         A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

         Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

         BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

         B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

High Yield Securities ("Junk Bonds")
------------------------------------
         Investment in securities rated below investment grade (i.e., rated Ba or lower by Moody's or BB or lower by S&P) are described as "speculative" by both Moody's and S&P ("high yield securities" or "junk bonds"). Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of high quality debt securities.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in high yield securities through diversification, in-depth credit analysis and attention to current developments and trends in both the economy and financial markets.

         The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

Convertible Securities
----------------------
         A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

         The convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Foreign Securities
------------------
         Foreign securities purchsed by Funds permitted to purchase such securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

         Investing in foreign securities involve certain risks such as:

         o    interest rate risk
         o    credit risk
         o    exchange rate risk/currency fluctuations
         o political, economic and social instability in the country of the issuer, such as expropriation of assets or nationalization of industries.

         As a result, securities held by a Fund may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. The prices of foreign securities denominated in foreign currency are affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in developing or less developed countries (which are sometimes referred to as emerging markets), could cause rapid and extreme changes in the value of a Fund's assets. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where a Fund invests are not as politically or economically developed as the U.S. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Funds.

         To the extent a Fund can invest in foreign securities, a portion of a Fund's investments, particularly in the case of the International Bond Fund, may be held in the foreign currency of the country where the investment is made. These securities are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency trends are unpredictable.

         Another risk of investing in foreign securities is that additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

         Securities traded in countries with emerging securities market may be subject to risks in addition to the risks typically posed by global investing due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and political and economic instability. Investments in these countries are subject to severe and abrupt price declines. Certain countries have experienced hyperinflation and devaluation of their currencies versus the U.S. dollar, which have adversely affected returns to U.S. investors. In addition, securities of issuers located in these markets may present credit, currency, liquidity, legal, political and other risks different from risks associated with investing in developed countries.

         The Funds may also invest in mortgage-backed securities issued or guaranteed by foreign government entities, and Brady Bonds, which are long-term bonds issued by government entities in developing countries as part of a restructuring of their commercial loans. A Brady Bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (usually in the U.S. dollar, however). They are often fully collateralized as to principal in U.S. Treasury zero coupon bonds. Even with this collateralization feature, however, Brady Bonds are often considered speculative, below investment-grade investments because the timely payment of interest is the responsibility of the issuing party (the foreign country or entity), and the value of the bonds can fluctuate significantly based on the issuer's ability or perceived ability to make these payments. Brady Bonds may be structured with floating rate or low fixed-rate coupons.

         Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

         Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         A Fund's Investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of a Fund's income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Bank Obligations
----------------
         Bank obligations in which each of the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper
----------------
         Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

         Commercial Paper Ratings. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's respectively.

         Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Foreign Currency Transactions
-----------------------------
         To the extent a Fund invests in foreign securities, it may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. The Fund may engage in these transactions to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of foreign securities. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust's custodian of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the portfolio from adverse currency movements, based on the Adviser's outlook, and a Fund might be expected to enter into such contracts in the following circumstances:

         LOCK IN. When management desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

         CROSS HEDGE. If a currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of that Fund's portfolio holdings denominated in the currency sold.

         DIRECT HEDGE. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, or if the Adviser believes the portfolio may benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the bond.

         PROXY HEDGE. The Adviser might choose to use a proxy hedge, which is usually less costly than a direct hedge. In this case, a Fund, having purchased a bond, will sell a currency whose value is believed to be closely linked to the currency in which the bond is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of bonds denominated in the currency of the original holding. The type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and because the relationships can be very unstable at times.

         Forward contracts involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency moves may not occur exactly as the Adviser expected, so use of forward contracts could adversely affect a Fund's total return.

         COSTS OF HEDGING. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if a Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

         Hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund's dividend distribution and are not reflected in its yield. Instead these costs will, over time, be reflected in a Fund's net asset value per share.

         Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the "Code"). These provisions could result in an increase or decrease in the amount of taxable dividends paid by a Fund and could affect whether distributions by that Fund are classified as capital gains or ordinary income.

U.S. Government Securities
--------------------------

         Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

         TREASURY OBLIGATIONS. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

         OBLIGATIONS OF AGENCIES AND INSTRUMENTALITIES. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities
---------------------------------------------------------------
         Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.

         Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their price volatility, affecting the price volatility of the Fund's shares.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There is no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/services and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")
--------------------------------------------
         CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

         In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         A Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by that Fund.

Other Mortgage-Backed Securities
--------------------------------
         The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities
-----------------------------
         The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with a Fund's investment objectives and policies, the Mortgage and Asset-Backed Securities Fund will, and the other Funds may, invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. None of the Funds will pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities
------------------------------------
         Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by a Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by that Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Participations and Assignments
-----------------------------------
         Each Fund may purchase participations in loans to corporations or governments, including governments of less-developed countries. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower or government, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service such as Moody's or S&P.

         A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, a Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a borrower.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments in such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated.

         Loan participations and assignments may not be readily marketable and may be subject to restrictions on resale. Investments in loans through direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. If a loan is foreclosed, for example, the Fund could be come part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Lending of Portfolio Securities
-------------------------------
         Each Fund may lend securities to a broker-dealer or institutional investor for the investor's use in connection with short sales, arbitrage, or other securities transactions. Lending of a Fund's portfolio securities will be made (if at all) in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it. The principal risk of a transaction involving the lending of portfolio securities is the potential insolvency of the broker-dealer or, other borrower.

         Management of the Funds understands that it is the view of the Staff of the SEC that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100% collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) a Fund must be able to terminate the loan, after notice, at any time; (4) a Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

         While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Derivative Instruments
----------------------

         In pursuing its investment objective each Fund may purchase and sell (write) both put options and call options on securities and securities indexes, and may enter into interest rate, and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of its overall investment strategies. In addition, the International Bond Fund may also purchase and sell foreign currency futures contracts and related options. The International Bond Fund may purchase and sell such foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The International Bond Fund may also enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, future contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Trustees determine that their use is consistent with a Fund's investment objective and does not violate the Fund's investment restrictions.

         The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

         A Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values, or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

         OPTIONS ON SECURITIES AND INDEXES. A Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets, in an amount equal to the contract value of the index, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. A call option is also covered if the Fund holds a call on the same security or index as the call written in which the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets that are determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees and that are equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written in which the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.

         If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Before the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. Before exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options when the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, when a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without being exercised. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

         FOREIGN CURRENCY OPTIONS. The International Bond Fund, and to a lesser extent the other Funds, may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may invest in interest rate futures contracts and options thereon, and the International Bond Fund may also invest in foreign currency futures contracts and options thereon.

         An interest rate, foreign currency, or index futures contract provides for the future sale by one party and the future purchase by another party of a specified quantity of a financial instrument, foreign currency, or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including the S&P 500, the S&P Midcap 400, the Nikkei 225, the NYSE composite, U.S. Treasury notes, GNMA Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the French franc, the Swiss franc, the Mexican peso, and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

         A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity operator," the Funds intend generally to limit their use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations, and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in the value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes the capital loss. The transaction costs must also be included in these calculations.

         A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options when the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. In general, each Fund intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of that Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures approved by the Board of Trustees, that when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by a Fund.

         When selling a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets that are determined to be liquid by the Adviser in accordance with procedures approved by the Board of Trustees and that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based) or by holding a call option permitting that Fund to purchase the same futures contract at a price no higher than the price of the contract written by that Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures approved by the Board of Trustees and that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting a Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by that Fund.

         When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets that are determined to be liquid by the Adviser in accordance with procedures approved by the Board of Trustees and that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by that Fund.

         To the extent that securities with maturities greater than one year are used to segregate assets to cover that Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus the use of a longer term security may require a Fund to hold offsetting short-term securities to balance that Fund's portfolio such that the Fund's duration does not exceed the maximum permitted in the Fund's Prospectus.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options, or forward contracts. See "Taxes."

         RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. Thus the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets, and the participation of speculators in such markets.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS THEREON. Many options on securities, futures contracts, options on futures contracts, and options on currencies purchased or sold by the Fund will be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

When-Issued, Delayed Delivery and Forward Commitment Transactions
-----------------------------------------------------------------

         Each of the Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When-issued, delayed delivery or forward commitment transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. When such purchases are outstanding, a Fund will segregate cash or other liquid assets, determined in accordance with procedures approved by the Board of Trustees, in an amount equal to or greater than the purchase price. The securities so purchased are subject to market fluctuation and at the time of delivery of the securities the value may be more or less than the purchase price. Generally, no income or interest accrues on the securities a Fund has committed to purchase prior to the time delivery of the securities is made. A Fund may earn income, however, on securities it has segregated. Subject to the segregation requirement, a Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis without limit. A Fund's net asset value may be subject to increased volatility if the Fund commits a large percentage of its assets to the purchase of securities on this basis.

Repurchase Agreements
---------------------
         A Fund may invest in repurchase agreements, which are agreements by which a Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by a Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, a Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, a Fund may incur costs and delays in realizing upon the collateral. A Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Adviser. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities
-------------------
         No illiquid securities will be acquired by a Fund if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

         Each of the Funds may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus not subject to the Funds'

10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, a Fund's adviser determines the liquidity of Rule 144A securities and, through reports from the adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the adviser will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, a Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Dollar Roll Transactions
------------------------
         A Fund may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at an agreed price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.

         A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions.

         Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging that Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

         The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty might be restricted. Additionally, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security.

Borrowing
---------

         A Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The High Yield Fund's borrowings, however, may not exceed 5% of its gross assets at any time. As previously noted, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Short Sales
-----------
         Except for the High Yield Fund, a Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

         When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Adviser in accordance with procedures approved by the Board of Trustees. None of the

Funds intends to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of a Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Investments in Small and Unseasoned Companies
---------------------------------------------
         Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Zero Coupon and Pay-in-Kind Securities
--------------------------------------
         A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. A Fund accrues income on these securities prior to the receipt of cash payments. The Funds intend to distribute substantially all of their income to their shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

Duration and Portfolio Turnover
-------------------------------
         A Fund's average portfolio duration will vary based on the Adviser's forecast for interest rates. Under normal market conditions, the average portfolio duration for the International Bond Fund is not expected to exceed seven years. There are no limitations on the average portfolio duration for the other Funds. Securities will be selected on the basis of the Adviser's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average portfolio duration of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired duration range. This may result in a greater level of realized capital gains and losses than if a Fund held all securities to maturity.

         A change in the securities held by a Fund is known as "portfolio turnover." The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the securities owned by a Fund during the particular fiscal year. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, such as brokerage commissions or dealer mark-ups and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains.

Chart of Securities and Investment Practices
--------------------------------------------
         Set forth below is a chart detailing the specific securities and investment practices for the Funds. Each of the practices engaged in by the Funds is discussed in detail in the sections of this Statement of Additional Information preceding this chart.

-----------------------------------------------------------------------------------------------------
                              SECURITIES AND INVESTMENT PRACTICES1, 2
-----------------------------------------------------------------------------------------------------
                                                             MORTGAGE AND        HIGH      INT'L
                                 GOV'T         CORPORATE     ASSET-BACKED        YIELD     BOND FUND
                                 BOND FUND     BOND FUND     SECURITIES FUND     FUND
-------------------------------- ----------- --------------- ---------------- ----------- -----------
Investment Grade Securities          +             +                +             O           +
-------------------------------- ----------- --------------- ---------------- ----------- -----------
High Yield/Non-Investment            NA            NA              NA             +           +
Grade Securities
-------------------------------- ----------- --------------- ---------------- ----------- -----------
U.S. Government Securities           +             *               +              *           *
-------------------------------- ----------- --------------- ---------------- ----------- -----------
Foreign Government Securities        NA            NA              NA             O           +
-------------------------------- ----------- --------------- ---------------- ----------- -----------
Domestic Bank Obligations            *             *                *             *           *
-------------------------------- ----------- --------------- ---------------- ----------- -----------
Commercial Paper                     *             *                *             *           *
-------------------------------- ----------- --------------- ---------------- ----------- -----------
Mortgage Backed Securities           +             O                +             O           O
-------------------------------- ----------- --------------- ---------------- ----------- -----------
CMOs                                 +             O                +             O           O
-------------------------------- ----------- --------------- ---------------- ----------- -----------
Asset Backed Securities              +             O                +             O           O
-------------------------------- ----------- --------------- ---------------- ----------- -----------
Floating or Variable Rate            +             +                O             O           +
-------------------------------- ----------- --------------- ---------------- ----------- -----------
Loan Transactions                    O             O                O             O           O
-------------------------------- ----------- --------------- ---------------- ----------- -----------
Options                              +             +                +             +           +
-------------------------------- ----------- --------------- ---------------- ----------- -----------
Financial Futures                    +             +                +             X           +
-------------------------------- ----------- --------------- ---------------- ----------- -----------
Foreign Fixed Income Securities      NA            NA              NA           O, 10%     +, 100%
-------------------------------- ----------- --------------- ---------------- ----------- -----------
Currency Contracts
-------------------------------- ----------- --------------- ---------------- ----------- -----------
  Hedging                            NA            NA              NA             O           +
-------------------------------- ----------- --------------- ---------------- ----------- -----------
  Speculation                        NA            NA              NA             NA          NA
-------------------------------- ----------- --------------- ---------------- ----------- -----------
  Spot Basis                         NA            NA              NA             O           +
-------------------------------- ----------- --------------- ---------------- ----------- -----------
Repurchase Agreements                *             *                *             *           *
-------------------------------- ----------- --------------- ---------------- ----------- -----------
Restricted/Illiquid (excluding     O, 10%        O, 10%          O ,10%         O, 10%      O, 10%
144A from definition of
illiquid)
-------------------------------- ----------- --------------- ---------------- ----------- -----------
Convertible Securities               O             O                O             O           O
-------------------------------- ----------- --------------- ---------------- ----------- -----------
Unseasoned/less than three           X             X                X           O, 5%       O, 5%
years operating history
-------------------------------- ----------- --------------- ---------------- ----------- -----------
Dollar Roll Transactions             O             O                +             O           O
-------------------------------- ----------- --------------- ---------------- ----------- -----------
When-Issued Securities               O             O                +             O           O
-------------------------------- ----------- --------------- ---------------- ----------- -----------
Zero Coupon/Pay in Kind              O             O                O             O           O
-------------------------------- ----------- --------------- ---------------- ----------- -----------
Borrowing                            *             *                *             *           *
-------------------------------- ----------- --------------- ---------------- ----------- -----------

      ------------------
      1

         +    Permitted - Part of principal investment strategy

         X    Fundamental policy/not permitted

         O    Permitted - Not a principal investment strategy

         *    Temporary Investment or cash management purposes

         %    Percentage of total or net assets that fund may invest

         NA Non-Fundamental policy/not part of investment Strategy - A Fund will not engage in without notice to shareholders

      2 Because the Core Plus Bond Fund only invests in each of the other Funds listed in this chart, it may engage in any of these investment practices to the extent it is invested in a Fund which purchases that security or engages in that investment practice.

INVESTMENT RESTRICTIONS
-----------------------
         The following is a list of fundamental investment restrictions applicable to each Fund. The Trust may not change these restrictions without a majority vote of the outstanding securities of the applicable Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

CMC CORE PLUS BOND FUND

The Fund may not:

         1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

         2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit ("CDs") and banker's acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20% of the total assets of the Fund.

         3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

         4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the "1940 Act").

         5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the Securities and Exchange Commission (the "SEC"); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

         6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

         7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

         The following is a list of non-fundamental investment restrictions applicable to the CMC Core Plus Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

         2. Invest in companies for the purpose of exercising control or management.

CMC GOVERNMENT BOND FUND

The Fund may not:

         1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

         2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit ("CDs") and banker's acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20% of the total assets of the Fund.

         3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

         4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the "1940 Act").

         5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the Securities and Exchange Commission (the "SEC"); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

         6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

         7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

         The following is a list of non-fundamental investment restrictions applicable to the CMC Government Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

         2. Invest in companies for the purpose of exercising control or management.

CMC CORPORATE BOND FUND

The Fund may not:

         1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

         2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit ("CDs"), banker's acceptances with maturities not greater than one year and commercial paper. CDs and banker's acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20% of the total assets of the Fund.

         3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

         4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the "1940 Act").

         5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the Securities and Exchange Commission (the "SEC"); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

         6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

         7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

         The following is a list of non-fundamental investment restrictions applicable to the CMC Corporate Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

         2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         3. Invest in companies for the purpose of exercising control or management.

CMC MORTGAGE AND ASSET-BACKED SECURITIES FUND

The Fund may not:

         1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

         2. Concentrate investments in any industry. It may, however, (a) invest up to 100% of the value of its total assets in mortgage-backed securities or collateral mortgage obligations issued or guaranteed by special purpose entities, trusts or other private issuers, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit ("CDs") and banker's acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments.

         3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

         4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the "1940 Act").

         5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the Securities and Exchange Commission (the "SEC"); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

         6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

         7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), and the borrowing is not covered by segregating assets equal in value to the amount of the repurchase commitment, the Fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

         The following is a list of non-fundamental investment restrictions applicable to the CMC Mortgage and Asset-Backed Securities Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

         2. Invest in companies for the purpose of exercising control or management.

CMC HIGH YIELD FUND

The Fund may not:

         1. Buy or sell commodities or commodity futures contracts.

         2. Concentrate investments in any industry. However, it may invest up to 25% of the value of its total assets in any one industry and more than 25% of the value of its total assets in cash, cash equivalents, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20% of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the adviser determines that such action is desirable for investment reasons. The Trustees will periodically review these decisions of the adviser.

         3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of its total assets.

         5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75% of the assets of the Fund.

         8. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Adviser who individually own more than 1/2 of 1% of the outstanding securities of that issuer together own more than 5% of such securities.

         9. Purchase securities of other open-end investment companies.

         10. Issue senior securities, bonds, or debentures.

         11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

         12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5% of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10% of the gross assets valued at cost of the Fund.

         13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

         14. Invest in companies to exercise control or management.

         15. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

         16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10% of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

         17. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

CMC INTERNATIONAL BOND FUND

The Fund may not:

         1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

         2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit ("CDs") and banker's acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20% of the total assets of the Fund.

         3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

         4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the "1940 Act").

         5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the Securities and Exchange Commission (the "SEC"); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

         6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

         7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

         The following is a list of non-fundamental investment restrictions applicable to the CMC International Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

         2. Invest in companies for the purpose of exercising control or management.


--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

         The Trust is managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia Strategic Value Fund, Inc. and Columbia Technology Fund, Inc. since November 2000; Columbia National Municipal Bond Fund, Inc. since January 1999; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc. and Columbia Fixed Income Securities Fund, Inc. There are 35 portfolios in the Columbia Funds Complex overseen by each Trustee. The Columbia Funds Complex is composed of the 20 portfolios (including the Funds) of the Trust and the fifteen Columbia Funds listed above.

Trustees and Officers
---------------------
INTERESTED TRUSTEE AND PRINCIPAL OFFICERS
-----------------------------------------
                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND           OTHER
                                 POSITION(S)     TERM OF OFFICE                                      COMPLEX       DIRECTORSHIPS
                                  HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE              TRUST          TIME SERVED**      DURING PAST 5 YEARS***          TRUSTEE****     TRUSTEE
---------------------          -------------    ----------------    -------------------------      -----------   ---------------
  J. Jerry Inskeep, Jr.*         Chairman and    Served for 37 Years   Chairman and                     35              None
  1300 S.W. Sixth Avenue         Trustee                               President of
  Portland, OR 97201                                                   Columbia Funds and
  (71 years old)                                                       the Trust.

  J. Kevin Connaughton*         Chief Financial  Since December     Treasurer of Liberty Funds and
  245 Summer Street             Officer          2002               Liberty All-Star Funds, Stein Roe
  Boston, MA 02110                                                  Funds and Galaxy  Funds; Senior Vice
  (38 years old)                                                    President of Liberty Funds
                                                                    Group LLC. Prior to his
                                                                    current positions, Mr.
                                                                    Connaughton was Controller
                                                                    of Liberty Funds, Liberty
                                                                    All-Star Funds and Stein
                                                                    Roe Funds; Vice President
                                                                    of Liberty Funds Group LLC
                                                                    and Colonial Management
                                                                    Associates, Inc.; Senior
                                                                    Tax Manager, Coopers &
                                                                    Lybrand LLP.

                                       40

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND           OTHER
                                 POSITION(S)     TERM OF OFFICE                                      COMPLEX       DIRECTORSHIPS
                                  HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE              TRUST          TIME SERVED**      DURING PAST 5 YEARS***          TRUSTEE****     TRUSTEE
---------------------          -------------    ----------------    -------------------------      -----------   ---------------
  Jeff B. Curtis*              President and    Served for 3 Years  Managing Director,
  1300 S.W. Sixth Avenue       Assistant                            Executive Vice President
  Portland, OR 97201           Secretary                            and Chief Operating
  (49 years old)                                                    Officer-West Coast of the
                                                                    Adviser. Prior to his
                                                                    current positions,
                                                                    Mr. Curtis was
                                                                    President, Senior Vice
                                                                    President and General
                                                                    Counsel of
                                                                    the Adviser.

  Kathleen M. Griffin*         Vice President   Served for 3 Years  Vice President of Columbia
  1300 S.W. Sixth Avenue                                            Financial Center
  Portland, OR 97201                                                Incorporated
  (43 years old)

  Richard J. Johnson*            Chief           Served since          Head of
  1300 S.W. Sixth Avenue         Investment      January 2003          Equities/Portland
  Portland, OR  97201            Officer and                           and Senior Vice
  (44 years old)                 Senior Vice                           President of the Adviser;
                                                                       Chief Investment Officer
                                                                       and Senior Vice President
                                                                       of Columbia Trust Company.
                                                                       Prior to his
                                                                       current positions,
                                                                       Mr. Johnson served as
                                                                       Chief Investment Officer
                                                                       and Vice President
                                                                       of the Adviser.






















                                       41

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND           OTHER
                                 POSITION(S)     TERM OF OFFICE                                      COMPLEX       DIRECTORSHIPS
                                  HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE              TRUST          TIME SERVED**      DURING PAST 5 YEARS***          TRUSTEE****     TRUSTEE
---------------------          -------------    ----------------    -------------------------      -----------   ---------------
  Jeffrey L. Lunzer*             Vice President  Served for 3 Years    Vice President of
  1300 S.W. Sixth Avenue                                               the Adviser. Prior to his
  Portland, OR 97201                                                   current positions,
  (42 years old)                                                       Mr. Lunzer was the
                                                                       Controller for the
                                                                       Funds.  Before
                                                                       joining the Funds
                                                                       in 1998, Mr.
                                                                       Lunzer was
                                                                       Treasurer and Fund
                                                                       Officer of WM
                                                                       Group of Funds, a
                                                                       mutual fund
                                                                       company.







































                                       42

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND           OTHER
                                 POSITION(S)     TERM OF OFFICE                                      COMPLEX       DIRECTORSHIPS
                                  HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE              TRUST          TIME SERVED**      DURING PAST 5 YEARS***          TRUSTEE****     TRUSTEE
---------------------          -------------    ----------------    -------------------------      -----------   ---------------
  Joseph R. Palombo*             Vice            Served since          Chief Operating
  1 Financial Center             President       January 2003          Officer and Director
  Boston, MA 02111                                                     of the Adviser;
  (50 years old)                                                       Director of Columbia
                                                                       Financial Center
                                                                       Incorporated; Vice
                                                                       President of Stein
                                                                       Roe Services, Inc.;
                                                                       Director of Colonial
                                                                       Advisory Services,
                                                                       Inc.; Director and
                                                                       Executive Vice
                                                                       President of
                                                                       Colonial Management
                                                                       Associates, Inc.;
                                                                       Director Of Liberty
                                                                       Financial Advisors;
                                                                       Director of Alpha
                                                                       Trade, Inc.;
                                                                       Director of Liberty
                                                                       Funds Distributors,
                                                                       Inc.; Executive Vice
                                                                       President and Administrative
                                                                       Officer of Liberty
                                                                       Funds Group LLC;
                                                                       Director of Liberty
                                                                       Funds Services, Inc.
                                                                       Prior to his
                                                                       current positions,
                                                                       Mr. Palombo was a
                                                                       Managing Director
                                                                       of Putnam Investments.

  Mark A. Wentzien*              Secretary       Served for 3 Years    Vice President of
  1300 S.W. Sixth Avenue                                               the Adviser.
  Portland, OR 97201                                                   Prior to his
  (42 years old)                                                       current positions,
                                                                       Mr. Wentzien was
                                                                       Associate Counsel
                                                                       of the Adviser.


    DISINTERESTED TRUSTEES:
    -----------------------
                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND           OTHER
                                 POSITION(S)     TERM OF OFFICE                                      COMPLEX       DIRECTORSHIPS
                                  HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE              TRUST          TIME SERVED**      DURING PAST 5 YEARS***          TRUSTEE****     TRUSTEE
---------------------          -------------    ----------------    -------------------------      -----------   ---------------
  James C. George                Trustee         Served for 9 Years  Investment                        35          None
  1001 S.W. 5th Avenue                                               Consultant
  Suite 1100
  Portland, OR 97204
  (70 years old)

  Charles R. Nelson              Trustee         Served since        Van Voorhis                       35*****     None*****
  Department of Economics                        January 2003        Professor,
  University of Washington                                           Department of
  Seattle, WA 98195                                                  Economics,
  (60 years old)                                                     University of
                                                                     Washington;
                                                                     consultant on
                                                                     economic and
                                                                     statistical matters

  Patrick J. Simpson             Trustee         Served for 3 Years  Lawyer, Perkins                   35          None
  1211 S.W. 5th Avenue                                               Coie LLP
  Suite 1500
  Portland, OR 97204
  (58 years old)

  Richard L. Woolworth           Trustee         Served for 12       Chairman/CEO, The                 35          The Regence
  100 S.W. Market St. #1500                      Years               Regence Group                                 Group, Regence
  Portland, OR 97207                                                                                               BlueCross
  (61 years old)                                                                                                   BlueShield of
                                                                                                                   Oregon; NW
                                                                                                                   Natural, a
                                                                                                                   service provider

* Interested person as defined by the 1940 Act. Mr. Inskeep is deemed interested because he is affiliated with the Adviser.

** Each trustee serves for an indefinite term in accordance with the current bylaws of the Trust until the date a trustee resigns, retires or is removed in accordance with the bylaws of the Trust.

*** All of the officers of the Funds are employees and officers of the Adviser and/or its affiliates. Only principal occupations are listed.

**** Each trustee is also a director of the 15 Columbia Funds, each an open-end management investment company advised by the Adviser.

***** Mr. Nelson serves as an independent trustee of the funds in the Liberty Funds Complex, which are advised and distributed by affiliates of the Adviser, currently consisting of 118 funds.

Board of Trustees
-----------------

         The Trustees of the Trust are responsible for overseeing decisions relating to the investment policies and objectives of the Funds. The Trust hires other parties who are responsible for the day-to-day operations of the Funds, such as the Adviser, transfer agent and custodian. The Trustees meet quarterly to review each Fund's investment policies, performance, expenses and other business matters.

         The Trust established an Audit Committee in January 2002. The Audit Committee will consider and engage, on an annual basis, the Funds' independent auditors, review with management and the independent auditors the financial statements included in the Trust's Annual Report to Shareholders, and generally oversee the audit process. The Audit Committee is composed of the Trust's four disinterested trustees (Messrs. George, Simpson, Nelson and Woolworth). The Audit Committee held one meeting during the fiscal year ended October 31, 2002.

         In addition, the Trust adopted a nominating policy in January 2002 under which the disinterested trustees of the Trust are responsible for selecting and nominating candidates for election to serve as trustees. The disinterested trustees will not consider nominees recommended by Fund shareholders.

         The following table sets forth the dollar range of shares owned by each trustee as of December 31, 2002 of (i) the Funds and (ii) all of the funds in the CMC Fund Family of Investment Companies.

INTERESTED TRUSTEE:
------------------
                DOLLAR RANGE OF FUND SHARES               J. JERRY INSKEEP, JR.
------------------------------------------------------ -------------------------

Core Bond Fund                                                    None
Government Bond Fund                                              None
Corporate Bond Fund                                               None
Mortgage and Asset-Backed Securities Fund                         None
High Yield Fund                                                   None
International Bond Fund                                           None

     AGGREGATE DOLLAR RANGE OF FUND SHARES IN FUNDS
     OVERSEEN BY TRUSTEE IN CMC FUND FAMILY OF INVESTMENT         None
     COMPANIES
--------------------------------------------------------------------------------

DISINTERESTED TRUSTEES*:
-----------------------

                                                                                            RICHARD L.
          DOLLAR RANGE OF FUND SHARES             JAMES C. GEORGE   PATRICK J. SIMPSON       WOOLWORTH
------------------------------------------------- ----------------- -------------------- ------------------
Core Bond Fund                                          None               None                None
Government Bond Fund                                    None               None                None
Corporate Bond Fund                                     None               None                None
Mortgage and Asset-Backed Securities Fund               None               None                None
High Yield Fund                                         None               None                None
International Bond Fund                                 None               None                None
     AGGREGATE DOLLAR RANGE OF FUND SHARES IN
     FUNDS OVERSEEN BY TRUSTEE IN CMC FUND FAMILY
     OF INVESTMENT COMPANIES                            None               None                None
-----------------------------------------------------------------------------------------------------------

* CHARLES NELSON WAS NOT SERVING AS A TRUSTEE AS OF DECEMBER 31, 2002.

         As of December 31, 2002, none of the disinterested Trustees or members of their immediate families owned any securities of the Adviser or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser.

Approval of Investment Advisory Contract
----------------------------------------

         Each Fund has entered into an investment advisory contract with the Adviser. The existing contract for each Fund other than the High Yield Fund was initially considered and approved by the Board and the disinterested Trustees at an in-person meeting held on January 29, 2003. The International Bond Fund's investment advisory contract was initially approved in July 2000. Because the Fund had not commenced operations as of January 29, 2003, its existing contract was considered and renewed by the Board and the disinterested trustees at the January 29, 2003 meeting. (An amendment to the Fund's existing investment advisory contract was also approved and is discussed below.) Each investment advisory contract is subject to annual approval by the trustees, including a majority of disinterested trustees. In determining the reasonableness of the advisory fees under the contracts, the trustees considered several factors, including:

     o The nature and quality of services to be provided to the Funds' shareholders,
     o Fall-out benefits to be realized by the Adviser from service as adviser to the Funds, and
     o   A comparison of the fee structures of other mutual funds.

         In reviewing the quality of services provided by the Adviser, the trustees examined each Fund's management fee compared to fees of other mutual funds with similar investment objectives. In addition, the trustees assessed the proposed portfolio managers and day-to-day management of the Funds, reviewing information provided at the meeting at which the contract was approved. The trustees considered the quality of the administrative services to be provided by the Adviser to the Funds and the financial and other resources of the Adviser and its parent companies.

         The trustees reviewed the estimated overall expense ratios and fee structure of the Funds, including the unified management fee arrangement. The trustees considered the additional benefits to the Adviser that may result from its relationship with the Funds, including soft dollar benefits. The trustees also considered the benefits to affiliates of the Adviser as the result of its management of the Funds, including Liberty Funds Services, Inc., the Funds' transfer agent, Colonial Management Associates, Inc., the Funds' administrator, and certain brokerage firms affiliated with the Adviser which may execute trades for the Funds from time to time.

         After considering these and other factors listed above, and each Fund's specific circumstance, the trustees concluded that each Fund's advisory contract with the Adviser was reasonable for such Fund and in the best interests of shareholders. During their deliberations, the trustees requested from the Adviser all information reasonably necessary for the trustees to evaluate the advisory contract for each of the Funds. The disinterested trustees were also assisted by, and met separately with, their independent counsel. See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser and the Funds' investment advisory contract.

         The existing contract for the High Yield Fund was considered and approved by the Board and the independent trustees at an in-person meeting held in April 2002. In determining the reasonableness of the advisory fees under this contract, the trustees considered several factors, including:

         o The nature and quality of services provided to the Fund's shareholders,
         o    The profitability of the advisory contract for the Adviser,
         o Fall-out benefits realized by the Adviser from service as adviser to the Fund
         o    A comparison of the fee structures of other mutual funds, and
         o The existence of economies of scale with respect to the provision of investment advice to the Fund.

         In reviewing the quality of services provided by the Adviser, the trustees examined the performance of the High Yield Fund compared to other mutual funds with similar investment objectives and against one or more securities indices that were considered appropriate. Performance for the High Yield Fund over one, three and five-year periods were reviewed as well as rankings and ratings from Lipper Inc., placing more emphasis on the three and five-year results, which analysis reflected performance superior to that of the average fund in its category. In addition, the trustees assessed the day-to-day management of the Fund, reviewing information provided at the meeting at which the contract was approved and at earlier meetings during the fiscal year. The trustees considered the quality of the administrative services provided by the Adviser to the Fund and the financial and other resources of the Adviser and its parent companies.

         The trustees reviewed overall expense ratios of the High Yield
Fund, including the aggregate expenses of the Fund to its net assets, as well as several individual expense items to the Fund's net assets such as the management fee, transfer agent fee, and custodian fee.

         The trustees reviewed data related to the profitability of the Adviser with respect to its contract with the High Yield Fund. The trustees considered the additional benefits to the Adviser as a result of its relationship with the Fund, including soft dollar benefits. The trustees also considered the benefits to affiliates of the Adviser as the result of its management of the Fund, including Columbia Trust Company, which prior to October 18, 2002 served as transfer agent for the Fund, Liberty Funds Services, Inc., the Fund's transfer agent, Colonial Management Associates, Inc., the Fund's administrator, and certain brokerage firms affiliated with the Adviser which executed trades for the Fund from time to time.

         After considering these and other factors, and the High Yield Fund's specific circumstances, the trustees concluded that the Fund's advisory contract with the Adviser was reasonable for the Fund and in the best interests of shareholders. During their deliberations, the trustees requested from the Adviser all information reasonably necessary for the trustees to evaluate the advisory contract for the Fund. The disinterested trustees were also assisted by, and met separately with, their independent counsel.

         The Board and the disinterested trustees, approved an amendment to the investment advisory contract for each of the High Yield Fund and the International Bond Fund at an in-person meeting on January 29, 2003. The investment advisory contract for each of these Funds was modified to implement a new unified management fee equal to each Fund's existing management fee previously approved by the Board, except now most of each Fund's expenses of operations are included within the unified fee paid to the Adviser. In addition, the Adviser agreed to indefinitely reimburse each Fund to the extent its expenses exceed the unified management fee. The overall effect is a reduction in expenses for each Fund's shareholders.

         See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser and each Fund's investment advisory contract.

Trustee Compensation
--------------------
         Each disinterested Trustee receives an annual aggregate fee of $30,000 for his services as a trustee of the Trust and a director of the Columbia Funds, plus an additional $4,000 for each regular board meeting attended and $1,000 for each special board meeting attended, and is reimbursed for expenses incurred in attending all meetings. Each Trustee also receives $500 for each Board committee meeting in which the trustee participates. Each Trustee serving on Audit Committee (other than the chairman of the Audit Committee) is entitled to an additional annual aggregate fee in the amount of $1,000 for his services in this capacity, and the Chairman of the Audit Committee is entitled to an aggregate fee in the amount of $2,000. Mr. Inskeep is an interested trustee and receives no compensation from the Trust. None of the trustees receives any form of pension or retirement benefit compensation from the Trust or the Funds. One-third of the foregoing Trustees' compensation and reimbursed expenses are allocated equally among the portfolios of the Trust and the Columbia Funds, and the remaining Trustees' fees and expenses are allocated in proportion to such fund's average daily net assets for the preceding fiscal quarter. No officer of the Trust received any compensation from the Trust in 2002.

         The following table sets forth the compensation received by disinterested trustees of the Trust for the fiscal year ended October 31, 2002.

                                                                                   TOTAL COMPENSATION FROM THE
                TRUSTEE                   AGGREGATE COMPENSATION FROM TRUST     TRUST AND COLUMBIA FUNDS COMPLEX*
---------------------------------------- ------------------------------------- ----------------------------------
Richard L. Woolworth                                    $9,208                              $57,000
James C. George                                         $9,208                              $57,000
Patrick J. Simpson                                      $9,208                              $57,000
Charles R. Nelson**                                       $0                                $22,182

*Information for total compensation from the Trust and the other funds in the Columbia Fund Complex is for the calendar year ended December 31, 2002. Includes compensation Messrs. Woolworth, George and Simpson received as directors of the Columbia Funds advised by the Adviser. No Trustee served as Chair of the Audit Committee.

** Mr. Nelson was elected as a trustee of the Trust on January 27, 2003 and received no compensation from the Trust in 2002. Mr. Nelson was elected as a director of each of the Columbia Funds in July 2002.

Share Ownership
---------------
         As of the date of this Statement of Additional Information, there were no shareholders of any Fund except for the High Yield Fund.

         At January 31, 2003, officers and directors of the High Yield Fund, in the aggregate, owned of record or beneficially less than 1% of the total outstanding shares of the Fund.

         At January 31, 2003, to the knowledge of the Trust, the following persons owned of record or beneficially more than 5% of the outstanding shares of the High Yield Fund:

                                                      Shares Beneficially Owned
         Name and Address                                At January 31, 2003
         ----------------                            ---------------------------

HIGH YIELD FUND

Carpenters Pension Trust Fund                          5,719,660       (12.87%)
For Southern California
So. Calif.-Nevada Regional Council of Carpenters
533 S. Fremont Avenue
Los Angeles, CA  90071

General Retirement System of the City of Detroit       5,301,260       (11.93%)
2 Woodward Avenue, Suite 908
Detroit, MI  48226

FNB-Hartford Foundation                                2,240,051        (5.04%)
CT EH 40222C
777 Main Street
Hartford, CT 06115


--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

         The investment adviser to each of the Funds is Columbia Management Company (the "Adviser"). The Adviser has entered into an investment contract with each Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Funds' assets to invest. Under the terms of each Fund's investment advisory agreement (except for the High Yield Fund), the Adviser is permitted to appoint certain of its affiliates as subadviser to perform certain of its duties, including day-to-day management of a Fund.

         The Adviser pays all of each Fund's expenses except brokerage, taxes, interest, fees and expenses of the disinterested trustees (including counsel fees), audit fees and extraordinary expenses. A description of the responsibility of the Adviser appears in the Prospectus for the Funds under the heading "MANAGEMENT."

         For its services provided to each Fund, the Adviser charges a unified advisory fee at an annual rate, which is accrued daily and paid monthly, calculated as a percentage of average daily net assets of the Fund. The following table shows the unified advisory fee to be charged to these Funds by the Adviser:

     FUND                                                   UNIFIED ADVISORY FEE
     ---------------------------------------------------------------------------
     CMC Core Plus Bond Fund                                       0.00%(1)
     CMC Government Bond Fund                                      0.25%
     CMC Corporate Bond Fund                                       0.25%
     CMC Mortgage and Asset-Backed Securities Fund                 0.25%

     CMC High Yield Fund                                           0.40%
     CMC International Bond Fund                                   0.40%
     ---------------------------------------------------------------------------
        (1) The Core Plus Bond Fund indirectly pays it proportionate share of the management advisory fees paid to the Adviser by the Funds in which the Core Bond Fund invests.

Except for the High Yield Fund, these Funds are new and have not paid any advisory fees. Advisory fees paid by the High Yield Fund to the Adviser were $1,430,917, $1,464,645 and $1,255,523 for fiscal years 2002, 2001 and 2000, respectively.

Transfer Agent Agreement
------------------------
         Liberty Funds Services, Inc. ("LFS") acts as transfer agent and dividend crediting agent for the Funds. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. It records and disburses dividends for the Funds. LFS charges the Adviser a per account fee of $2.27 per month for each shareholder account with a Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month for each Fund. In addition, LFS is reimbursed by the Adviser for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between LFS and the Trust and also for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Funds (other than the High Yield Fund) are new and therefore LFS has not yet been paid by the Adviser for any services. The arrangement with LFS commenced October 20, 2002. As a result, the High Yield Fund only paid LFS a de minimis amount for the fiscal year ended October 31, 2002.

         Prior to October 2002, Columbia Trust Company, 1301 SW Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207, served as transfer agent and dividend crediting agent for the High Yield Fund. The Trust paid Columbia Trust Company a per account fee of $1 per month for each shareholder account with the High Yield Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month for the Fund. In addition, the Trust paid Columbia Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between Columbia Trust Company and the Trust and reimbursed Columbia Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $18,000 on behalf of the High Yield Fund to Columbia Trust Company for services performed for each of fiscal year 2002 and 2001 under the transfer agent agreement relating to that Fund.

Pricing and Bookkeeping Agreement
---------------------------------
         Each Fund has retained Colonial Management Associates, Inc. ("CMA") to perform certain administrative services pursuant to a Pricing and Bookkeeping Agreement (the "Agreement"). Under the terms of the Agreement, CMA (a) provides fund accounting oversight of State Street Bank and Trust, who provides the daily fund accounting services; (b) maintains and preserves in a secure manner the accounting records of the Funds; (c) provides fund administration, including daily prospectus, investment restrictions and Investment Company Act of 1940 compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, financial reporting and board reporting; and (d) provides disaster planning. CMA is an affiliate of CMC. None of the Funds is charged a fee for these services.

         Columbia Financial Center Incorporated ("Columbia Financial"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Adviser, is the principal underwriter for the Funds, and is authorized under a distribution agreement with CMC Fund Trust to sell shares of the Funds. Columbia Financial does not charge any fees or commissions to the Funds or to investors of the Funds for the sale of shares of the Funds.

         The Adviser is a wholly owned direct subsidiary of Columbia Management Group ("CMG"). LFS, the Fund's transfer and dividend crediting agent, is a wholly owned direct subsidiary of Liberty Funds Group LLC, which is owned by CMG. Both the Adviser and LFS are indirect wholly owned subsidiaries of FleetBoston Financial Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.
--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         The Funds will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or a Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

         There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such brokerage commissions vary among different brokers, and a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

         Prompt execution of orders at the most favorable price will be the primary consideration of a Fund in transactions where fees or commissions are involved. Additional factors considered in the process of selecting a broker-dealer to execute a transaction include: (i) professional capability of the executing broker-dealer and the value and quality of the services provided by the broker-dealer; (ii) size and type of the transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security purchased or sold; (v) the broker-dealer's execution efficiency and settlement capability; (vi) the executing broker-dealer's stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission.

         Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts.

         Allocation of transactions to obtain research services for the Adviser enables the Adviser to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Adviser by a Fund would not be reduced as a result of the Fund's receipt of such information and services. The receipt of research services from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to a Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to a Fund.

         As permitted by Section 28(e) of the Securities and Exchange Act of 1934 (the "1934 Act"), the Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of undisclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         The Adviser may use research services provided by, and place agency transactions with, affiliated broker-dealers if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, a Fund may purchase securities from an underwriting syndicate in which an affiliate of the Adviser is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

         Investment decisions for the Funds are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Adviser may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Funds or accounts will be made on an equitable basis. When the Funds participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Adviser may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

         Certain employees of the Adviser are also employees of affiliated investment advisors ("Shared Employees") within Columbia Management Group, the Adviser's direct owner. As a result of these arrangements, Shared Employees may provide investment advisory, trading and other investment services for client accounts of the Adviser and one or more other affiliated investment advisers. Columbia Management Group has determined that these Shared Employee arrangements promote more efficient use of internal resources and are in the best interests of clients on an overall basis.

         The Adviser is responsible for ensuring compliance by Shared Employees with all investment guidelines, compliance policies and procedures, and applicable rules and regulations while Shared Employees are acting for the Adviser's clients.

         The Adviser and its affiliated advisers maintain policies reasonably designed to ensure fairness for all clients with accounts served by Shared Employees. The Adviser will monitor all Shared Employee arrangements to ensure that these arrangements continue to be in the best interest of clients considering the potential disadvantages.

         The Adviser's investment personnel will share general and specific investment information with affiliated investment advisers. Information is shared at periodic meetings of investment teams, by distribution of formal recommendations by investment analysts, and through informal discussions among investment personnel.

         The Adviser will also share with affiliated advisers research products and services provided by broker-dealers through whom the Adviser effects transactions for client accounts, and whom the adviser may cause to receive higher commissions from the Adviser's clients in recognition of the provision of such products and services. The research products and services shared will assist the Adviser and its affiliated advisers in providing investment management services generally to their clients, but may not necessarily assist with the management for any particular client or clients of the Adviser, including the Funds. As a result of this policy, trades effected on behalf of the Adviser's clients may benefit affiliated advisers and their clients, and trades effected on behalf of clients of affiliated advisers may benefit the Adviser and its clients.

         The use of multiple trading locations could result in the Adviser and its affiliates competing against each other in the market. The Adviser's clients could receive less attractive prices for trades than clients of an affiliated adviser, and in certain cases client orders may be unfilled or only partially filled due to the orders for clients of an affiliated adviser. To the extent separate trading locations are used, clients of the Adviser and its affiliates will not realize efficiencies associated with aggregating orders, such as more favorable pricing for larger volume trades, for all Columbia Management Group companies.

         Where practical, transactions for accounts of the Adviser and one or more affiliated advisers for which a Shared Employee has investment discretion will be coordinated from each trading location. In these cases, a single broker will be used to execute the trade on behalf of each adviser's accounts. This practice may at times result in an increase in the time period it takes to fill a particular client's trade order, due to increased time for processing the trade or due to share allocations, and may lead to a smaller allocation for a client.

         Where practical, Shared Employees may also effect trades from one location, subjecting the trades to the trade allocation and other policies utilized for that location. To the extent that trades for clients of the Adviser are effected together with trades for clients of other affiliated advisers, this practice may result in smaller allocations for the Adviser's clients or result in clients of the Adviser obtaining less favorable prices on securities.

         The Trust, Adviser and principal underwriter for the Funds have adopted a Code of Ethics (the "Ethics Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Ethics Code does not prohibit employees from purchasing securities that may be held or purchased by a Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of a Fund or the Adviser's other clients, or take unfair advantage of their relationship with the Adviser. The specific standards in the Ethics Code include, among others, a requirement that all trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U.S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Ethics Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Ethics Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.

         The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Ethics Code and the Insider Trading Policy.

--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

         The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Funds, CMC Enhanced S&P 500 Index Fund, CMC Large Cap Growth Fund, CMC Large Cap Value Fund, CMC Mid Cap Growth Fund, CMC Mid Cap Value Fund, CMC Small/Mid Cap Fund, CMC Small Cap Growth Fund, CMC Small Cap Value Fund and CMC Emerging Market Equity Fund, CMC Small Cap Fund, CMC International Stock Fund, CMC Short Term Bond Fund, CMC Fixed Income Securities Fund and the CMC Strategic Equity Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including each Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of each Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of each Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of each Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

         Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES
---------
         Investments in each Fund are made directly by high net worth individuals and institutional buyers, or by the Adviser or its affiliates in their role as discretionary investment adviser for a portion of a shareholder's assets. However, with respect to assets of an investment advisory client of the Adviser or its affiliates invested in a Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).

         If the Adviser or its affiliates is deemed to be a fiduciary with respect to a prospective shareholder of a Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in a Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U.S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as a Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of a Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser or its affiliates under standards set forth by the U.S. Department of Labor in the Exemption.

         The second, independent fiduciary that must approve investments in a Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of the Adviser or its affiliate as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

         The transfer agent for the Funds may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------

         Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of a Fund and the right of redemption for any period (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (2) when trading on the New York Stock Exchange is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The New York Stock Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

         Each Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash (up to the lesser of $250,000 or 1% of the net asset value of the Fund). A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------
         The net asset value per share of each Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

         Each Fund's portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at a price between the representative bid and asked quotations obtained from a third party pricing service. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value.

         Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the price is not available on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund's NAV calculation. In the case of such foreign security, if an event that is likely to materially affect the value of a portfolio security occurs between the time the foreign price is determined and the time a Fund's NAV is calculated, it may be necessary to revalue the security in light of that event. Such a determination would be made by the Fund's valuation committee using procedures approved by the Board of Trustees.

         Certain fixed income securities for which daily market quotations are not readily available from a pricing service, or for which the Adviser believes accurate quotations have not been received from such pricing service, may be priced by dealers selected by the Adviser or pursuant to formulas created by the Adviser, all pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee established by the Adviser. Determinations made by the Valuation Committee are reported to and reviewed by the Board of Trustees.

--------------------------------------------------------------------------------
                                    CUSTODIAN
--------------------------------------------------------------------------------

         The Funds' Custodian, for both domestic and foreign securities, is State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02101. The Custodian holds all securities and cash of each Fund, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of each Fund, and performs other administrative duties, all as directed by authorized officers of the Adviser. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

         Portfolio securities purchased in the United States are maintained in the custody of the Funds' Custodian. Portfolio securities purchased outside the United States by a Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of a Fund has been approved by the Board of Trustees or, in the case of foreign securities, at the discretion of the Board of Trustees, by Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

         The Adviser determines whether it is in the best interest of a Fund and its shareholders to maintain a Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodian arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Federal Income Taxes
--------------------
         Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code (the "Code"). Each Fund believes it satisfies the tests to qualify as a regulated investment company.

         To qualify as a regulated investment company for any taxable year, a Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90% Test"); and

         (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Part I of Subchapter M of the Code will apply to the Funds during a taxable year only if it meets certain additional requirements. Among other things, a Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

         The Trust currently has 35 portfolios, including the Funds. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each fund as a separate corporation (provided that each fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

         A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to each Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

         If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

         Shareholders of each Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions from a Fund are unlikely to qualify for the dividends-received deduction for corporate shareholders because the income of the Fund consists largely or entirely of interest rather than dividends. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

         The International Bond Fund will invest at least 80% of its total assets in the Fixed Income Securities (as defined in the Fund's Prospectus) of foreign corporations and foreign governmental issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. See "Foreign Income Taxes" in this section for more information.

         Distributions properly designated by a Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of a Fund less than six months from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

         A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

         If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

         A special tax may apply to a Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

         The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

         FUTURES CONTRACTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS. For purposes of the 90% Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

         Some of the options, futures contracts, forward contracts and swap agreements used by the Funds may be "Section 1256 contracts." Any gain or loss on Section 1256 contracts generally is treated as long-term capital gain or loss to the extent of 60% of such gain or loss, and short-term capital gain or loss to the extent of 40% of such gain or loss. (Special rules in Section 988 of the Code may require certain foreign currency gain or loss from such contracts to be treated as ordinary gain or loss.) Also, Section 1256 contracts held by Fund at the end of each taxable year generally are "marked to market," so that a Fund may be required to recognize income with respect to unrealized gain or loss.

         Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may be considered "straddles." Section 1092 of the Code defines a "straddle" as offsetting positions with respect to personal property. The Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gain or loss realized by a Fund. In addition, loss realized by a Fund on positions that are part of a straddle may be deferred, rather than taken into account in the tax year when realized.

A Fund may make one or more elections available under the Code with respect to straddles. An election may affect the amount, character or timing of the recognition of gain or loss from the affected straddle positions. For example, the mark-to-market requirement under Section 1256 does not apply to certain hedging transactions that a Fund identifies, or to certain straddles with respect to which the Fund makes an election.

         FOREIGN INCOME TAXES. The International Bond Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce the International Bond Fund's distributed income. The Fund generally expects to incur, however, no foreign income taxes on gains from the sale of foreign securities. The Fund does not expect to pass through to its shareholders any foreign income taxes paid.

         The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The International Bond Fund, and other Funds to the extent necessary, intend to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by the Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

         U.S. FOREIGN TAX CREDITS OR DEDUCTIONS FOR SHAREHOLDERS OF THE FUND.
Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50% of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain holding period requirements. The International Bond Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Bond Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Bond Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so.

         If the International Bond Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the qualifying income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to the limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder's tax adviser.

         No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

         Each year, the International Bond Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes and interest charges on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.

State Income Taxes
------------------
         The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------
         The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of an investment in any of the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in any of the Funds are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.

--------------------------------------------------------------------------------
                              YIELD AND PERFORMANCE
--------------------------------------------------------------------------------

         The Trust may from time to time advertise or quote current yield and total return performance for the Funds. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of a Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

30-Day Yield Quotation
----------------------
         Current yield of a Fund is calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:

                  Yield = 2 [(a-b + 1)^6 -1]
                              ---
                              cd

         Where:   a =      dividends and interest earned during the period.

                  b =      expenses accrued for the period.

                  c        = the average daily number of shares
                           outstanding during the period that were
                           entitled to receive dividends.
                  d = the maximum offering price per share on the last day of the period.

         Each Fund uses generally accepted accounting principles in determining its income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid. The current yield of the High Yield Bond Fund for the 30-day period ended October 31, 2002 was 9.13%.

Average Annual Total Return
---------------------------
         The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)^n     =    ERV

        Where:    P            =    a hypothetical initial payment of $1000

                  T            =    average annual total return

                  n            =    number of years

                  ERV          =    ending redeemable value of a hypothetical
$1000 payment made at the beginning of the 1, 5, and 10-year periods (or a fraction portion thereof)

Average Annual Total Return After Taxes on Distributions
--------------------------------------------------------
         The Trust may publish average annual returns (after taxes on distributions) quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)^n     =    ATVD

        Where:    P            =    a hypothetical initial payment of $1000

                  T            =    average annual total return (after taxes on
                                    distributions)

                  n            =    number of years

                  ATVD         =    ending redeemable value of a hypothetical
$1000 payment made at the beginning of the 1, 5, or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return After Taxes on Distributions and Redemption
-----------------------------------------------------------------------
         The Trust may publish average annual return quotations (after taxes on distributions and redemption) for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n     =     ATVDR

        Where:    P           =     a hypothetical initial payment of $1000

                  T           =     average annual total return (after taxes on
                                    distributions and redemption)

                  n           =     number of years

                  ATVDR       =     ending redeemable value of a hypothetical
$1000 payment made at the beginning of the 1, 5, or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

         Average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and redemption ("total return figures") may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value and the value after taxes on distributions.

         If the Trust's registration statement under the 1940 Act with respect to a Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 2002 the average annual return for the High Yield Fund for the 1-year and 5-year period and since inception (July 6, 1994) was .60%, 4.64% and 7.54%, respectively.

         The Funds may compare their performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance.) These ranking services and publications may rank the performance of the Funds against all other funds over specified categories.

         The Funds may also compare their performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, and NASDAQ stock indices and the Lehman Brothers, Merrill Lynch and Lipper Analytical bond indices. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.

         The Funds may also compare their performance to other income producing securities such as (i) money market funds; (ii) various bank products (based on average rates of banks and thrift institution certificates of deposit, money market deposit accounts, and NOW accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Funds other than their yields, some of which are summarized below.

        The yield of each of the Funds is not fixed and will fluctuate. The principal value of your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit accounts and NOW accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The High Yield Fund's most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent accountants appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                                               File No. 33-30394
                                               Under Rule 497(c) of Regulation C

                CMC SMALL CAP FUND PROSPECTUS, February 27, 2003
                              Advised by Columbia
                               Management Company



         CMC Small Cap Fund (the "Fund") is a portfolio of CMC Fund Trust. The Fund seeks to provide investors with long-term capital appreciation. The Fund will invest primarily in smaller capitalization companies.









         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
INFORMATION ABOUT THE FUND.....................................................3
                  Investment Goal..............................................3
                  Principal Investment Strategies..............................3
                  Risk Factors.................................................3
                  Performance History..........................................4
                  Your Expenses................................................6
                  Financial Highlights.........................................7
MANAGEMENT.....................................................................8
INFORMATION ABOUT YOUR INVESTMENT..............................................8
         Your Account..........................................................8
                  Buying Shares................................................8
                  Selling Shares...............................................9
                  Pricing of Shares............................................9
         Distributions and Taxes..............................................10
                  Income and Capital Gain Distributions.......................10
                  Tax Effect of Distributions and Transactions................10
MORE ABOUT THE FUND...........................................................11
                  Changes to Investment Objective and Temporary Investments...11
                  Portfolio Turnover..........................................11
FOR MORE INFORMATION..........................................................12

--------------------------------------------------------------------------------
INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------
INVESTMENT GOAL

What is the Fund's Investment Goal?

         The Fund seeks to provide investors long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

What investment strategies does the Fund use to pursue this goal?

         Under normal market conditions, the Fund invests at least 80% of its assets in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P Small Cap 600 Index. As of January 31, 2003, under the above definition, companies with a market capitalization of $1.8 billion or less would be considered small cap. Most of the assets will be invested in U.S. common stocks expected to experience long-term, above average earnings growth. The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts ("derivatives"), and American Depository Receipts. The Fund may also invest in equity securities of foreign issuers when consistent with the Fund's investment objective.
RISK FACTORS

What are the principal risks of investing in the Fund?

         In addition to the risks of investing in common stocks described below, investment in small cap stocks presents additional investment risks. This is because small cap companies:

         o May have limited operating histories, fewer financial resources, and inexperienced management

         o    May be dependent on a small number of products or services
         o May have low trading volumes, making it difficult for the Fund to sell a particular security, resulting in erratic or abrupt price movements
         Because the Fund invests primarily in common stocks, they are subject to the risks associated with stock investing. Although common stocks have historically provided long-term returns that are greater than other types of investments, stock returns have also been volatile over shorter periods of time. Consequently, the Fund's portfolio - and likewise your investment in the Fund - will fluctuate in value in response to changes in the economy and the activities, financial prospects and results of the individual companies whose stock is held by the Fund.
         The Fund may also be subject to sector risk. Sector risk refers to the chance that the Fund's returns could be hurt significantly by problems affecting a particular market sector to the extent a significant amount of the Fund's assets is invested in that sector. From time to time, the Fund has invested a significant portion of its assets in the technology sector.

         Because the Fund may invest in foreign issuers, the Fund's total return may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country.

         You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program.
         See "MORE ABOUT THE FUND" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.

PERFORMANCE HISTORY

How has the Fund historically performed?

         The bar chart and table on the following page illustrate the Fund's annual returns as well as its long-term performance. The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's performance (before and after taxes) over time to that of two broad market indices. The bar chart and table assumes the reinvestment of dividends and distributions. The Fund's historical performance does not indicate how the Fund will perform in the future.

                                 SMALL CAP FUND

                 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR

                              [BAR GRAPH OMITTED]
 16.33%  1.70%  36.39%  21.82%  21.93%  -1.05%  60.00%  4.03%  -13.80%  -26.93%
 ------ ------  ------  ------  ------  ------  ------ ------  -------  -------
  1993   1994    1995    1996    1997    1998    1999   2000    2001     2002

BEST QUARTER:                                   4Q '99        51.50%
WORST QUARTER:                                  3Q '01       -26.03%
----------------------------------------------- ----------- -------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02

                                             1 YEAR      5 YEARS     10 YEARS
------------------------------------------- ---------- ------------ ------------
CMC SMALL CAP FUND                           -26.93%      0.73%        9.53%
  RETURN AFTER TAXES ON DISTRIBUTIONS        -26.93%     -5.39%        3.12%
  RETURN AFTER TAXES ON DISTRIBUTIONS
    AND SALE OF FUND SHARES                  -16.54%     -0.40%        5.87%

------------------------------------------- ---------- ------------ ------------
RUSSELL 2000 INDEX(1)                        -20.48%     -1.36%        7.15%
RUSSELL 2000 GROWTH INDEX(2)                 -30.26%     -6.59%        2.62%
------------------------------------------- ---------- ------------ ------------
--------------------------------------------------------------------------------

       (1)The Russell 2000 Index is an unmanaged index generally considered representative of the market for small domestic stocks.

       (2)The Russell 2000 Growth Index, also an unmanaged index, measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values.

       The indexes reflect the reinvestment of dividends and distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

       After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

YOUR EXPENSES
What expenses do I pay as an investor in the Fund?

         The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

--------------------------------------------------------------------------------
        The Fund does not charge a sales load or 12b-1 distribution fee.
--------------------------------------------------------------------------------

--------------------------------------------------------------- ----------------
FEE TABLE

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY                    None
FROM YOUR INVESTMENT)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE PAID OUT OF FUND ASSETS)

           Management Fees                                          0.75%
           Distribution and/or Service (12b-1) Fees                 None
           Other Expenses                                           0.04%

Total Fund Operating Expenses                                       0.79%
--------------------------------------------------------------- ----------------

         Expense Examples

         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

         1 Year         3 Years         5 Years        10 Years
         ------         -------         -------        --------
          $81             $252           $439            $978

FINANCIAL HIGHLIGHTS

         The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in each table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP.

                                 SMALL CAP FUND

                                                                    YEAR ENDED OCTOBER 31,
                                                     2002       2001        2000       1999(a)     1998(a)
                                                     ----       ----        ----       -------     -------
NET ASSET VALUE, BEGINNING OF YEAR.........         $4.41      $18.78      $13.59       $9.96      $13.60
                                                     ----       -----      ------       -----      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss........................       (0.02)(b)    (0.01)      (0.09)      (0.04)      (0.03)
Net realized and unrealized gain (loss) on
   investments.............................         (0.72)     (2.18)       6.80        3.69       (2.21)
                                                    ------     ------       ----        ----       ------
   Total from investment operations........         (0.74)     (2.19)       6.71        3.65       (2.24)
                                                    ------     ------       ----        ----       ------

LESS DISTRIBUTIONS:
Distributions from capital gains...........        0.00(c)    (12.18)      (1.52)      (0.02)      (1.40)
                                                   ----       -------      ------      ------      ------

NET ASSET VALUE, END OF YEAR...............         $3.67      $4.41       $18.78      $13.59       $9.96
                                                    =====      =====       ======      ======       =====

TOTAL RETURN...............................        -16.76%    -28.84%      50.49%      36.70%      -16.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ....        $227,874   $283,521    $258,480    $240,129    $267,789
Ratio of expenses to average net assets....         0.79%      0.82%       0.79%        0.79%       0.77%
Ratio of net investment loss to average
    net assets.............................        (0.49)%    (0.22)%     (0.39)%      (0.33)%     (0.20)%
Portfolio turnover rate....................          120%       160%        163%        186%        159%

     (a) Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.
     (b) Per share data was calculated using average shares outstanding.
     (c) Rounds to less than $0.01 per share.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

         Columbia Management Company, the Fund's investment adviser (the "Adviser" or "CMC") and a wholly-owned subsidiary of Columbia Management Group, Inc. ("Columbia"), was established in 1969 and has its main office at 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other portfolios in the Trust. As of December 31, 2002, the Adviser and its affiliates managed over $145 billion in assets. For the fiscal year ended October 31, 2002, the Fund paid CMC a management fee, expressed as a percentage of average net assets, of 0.75%.

         Subject to the general supervision of the Trust's Board of Trustees, the Adviser is responsible for managing the Fund in accordance with their investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records. The Adviser also is responsible for managing the overall investment operations of the Fund.

         The Adviser's mutual funds and individual and institutional investment advisory businesses are part of the larger Columbia organization, which is a wholly owned subsidiary of FleetBoston Financial Corporation.

         Richard J. Johnson, Chief Investment Officer and Senior Vice President of the Trust and Columbia Trust Company and each of the Columbia Funds, Head of Equities/Portland and Senior Vice President of the Adviser and a Chartered Financial Analyst, has principal responsibility for investment decisions of the Fund. Mr. Johnson was Chief Investment Officer of the Adviser from May 2001-August 2002 and Vice President of the Adviser from 1995-January 2001. Mr. Johnson joined the Adviser in 1994 as a portfolio analyst and member of the investment team. Before joining the Adviser, Mr. Johnson was a portfolio manager and analyst for Provident Investment Counsel (1990-1994). Mr. Johnson graduated cum laude from Occidental College in 1980 and earned his M.B.A. from the Anderson Graduate School of management at UCLA in 1990.
--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

YOUR ACCOUNT

BUYING SHARES

         Currently, the Fund is closed to new investors to help preserve the manager's ability to deliver competitive performance for clients. Clients with existing balances in the Fund may continue to purchase shares as well as reinvest dividends and capital gains. Additionally, Columbia may allow additional investments in the Fund from time to time if, in Columbia's judgement, the investment will not adversely affect its ability to manage the Fund. Columbia reserves the right to re-open the Fund to new investors or to modify the extent to which future sales of shares are limited.
         If you want to invest in the Fund, contact a CMC representative at 1-800-547-1037. Additionally, CMC may, at its discretion, also use the Fund as a way to diversify the portfolios of its separately managed accounts. If the separately managed account is governed by the rules and regulations promulgated under the Employee Retirement Income Securities Act of 1974, any investment in the Fund will only be made after the investment has been approved by an independent fiduciary and certain conditions are satisfied. See the Statement of Additional Information for more detail.
         The price for the Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

SELLING SHARES
         You may sell shares at any time. Upon redemption you will receive the Fund's next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling a CMC Representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

         You may also sell shares by exchanging from the Fund into shares of another fund in the Trust. To exchange by telephone, call your Columbia representative or call 1-800-547-1037.
         The Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).
PRICING OF SHARES

         The Fund's investments are valued based on its market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. If a market value is not readily available, the Fund's investments will be fair valued pursuant to procedures established by and monitored by the Board of Trustees.

         If applicable to the Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, CMC determines that a particular event would materially affect the Fund's NAV, then, CMC, under the general supervision of the Board of Trustees, will use all relevant information available to it to determine a fair value for the affected portfolio securities.

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

         The Fund pays its shareholders dividends from its net investment income and generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount of capital gains distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the dividend or capital gain distribution in cash.

TAX EFFECT OF DISTRIBUTIONS AND TRANSACTIONS

         The dividends and distributions of the Fund are taxable to shareholders, unless the shareholder is exempt from federal or state income taxes or the investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income. In general, distributions occurring after January 1, 2003 and before December 31, 2003 are taxable as follows:



--------------------------------------------------------------------------------
Taxability of Distributions
--------------------------------------------------------------------------------

Type of                        Tax Rate for              Tax Rate for
Distribution                   15% Bracket or Lower      27% Bracket or Higher
------------                   --------------------      ---------------------

Income Dividends               Ordinary Income Rate      Ordinary Income Rate

Short Term Capital Gains       Ordinary Income Rate      Ordinary Income Rate

Long Term Capital Gains        10%                       20%
------------------------------ ------------------------- -----------------------

         The Fund expects that, as a result of its investment objective to achieve capital appreciation, its distributions will consist primarily of capital gains. Each year the Fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

         The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of the Fund for shares of another fund managed by the Adviser is the same as a sale.

--------------------------------------------------------------------------------
          Your investment in the Fund could have additional tax
          consequences. Please consult your tax professional for
          assistance as to the possible application of foreign, state and local income tax laws to Fund dividends and capital
          distributions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORE ABOUT THE FUND
--------------------------------------------------------------------------------

CHANGES TO INVESTMENT OBJECTIVE AND TEMPORARY INVESTMENTS

         The investment objective of the Fund may be changed by the Board of Trustees, without shareholder approval, upon 30 days written notice. Additionally, under adverse market conditions, the Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse economic or market conditions. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

PORTFOLIO TURNOVER

         The Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases the Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from the Fund's performance. Additionally, due to the institutional nature of the shareholders in the Fund, redemption requests are frequently large. In order to satisfy such redemption requests, the Fund may be forced to sell securities with built in capital gains that will be taxable to shareholders.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

         You can find additional information on the Fund's structure and its performance in the following documents:

     o ANNUAL/SEMIANNUAL REPORTS. While the Prospectus describes the Fund's potential investments, these reports detail the Fund's actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected the Fund's performance during the reporting period.
     o STATEMENT OF ADDITIONAL INFORMATION ("SAI"). A supplement to the Prospectus, the SAI contains further information about the Fund, its Trustees and its investment restrictions, risks and polices.

         A current SAI for the Fund is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus. To obtain copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Fund, you may contact:



                         CMC Fund Trust
                         1300 S.W. Sixth Avenue
                         Portland, Oregon  97201
                         Telephone: 1-800-547-1037
Information about a Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Fund are also on the SEC's Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's E-mail address at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:  811-5857

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          A PORTFOLIO OF CMC FUND TRUST
--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

         This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and a portfolio of the Trust, CMC Small Cap Fund, (the "Fund").

         This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated February 27, 2003 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.




                                TABLE OF CONTENTS

Description of the Fund.......................................................2
Management....................................................................12
Investment Advisory and Other Fees Paid to Affiliates.........................14
Portfolio Transactions........................................................15
Capital Stock and Other Securities............................................19
Purchase, Redemption and Pricing of Shares....................................20
Custodian.....................................................................22
Independent Accountants.......................................................22
Taxes.........................................................................23
Performance...................................................................26
Financial Statements..........................................................29














                                February 27, 2003

--------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------
         The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are 20 portfolios established under the Trust: the Fund, CMC High Yield Fund, CMC Short Term Bond Fund, CMC Fixed Income Securities Fund, CMC International Bond Fund, CMC Strategic Equity Fund, CMC Small/Mid Cap Fund, CMC International Stock Fund, CMC Enhanced S&P 500 Index Fund, CMC Large Cap Growth Fund, CMC Large Cap Value Fund, CMC Mid Cap Value Fund, CMC Mid Cap Growth Fund, CMC Small Cap Growth Fund, CMC Small Cap Value Fund, CMC Emerging Markets Equity Fund, CMC Core Plus Bond Fund, CMC Government Bond Fund, CMC Corporate Bond Fund and CMC Mortgage and Asset-Backed Securities Fund. With the exception of the International Bond Fund, Mortgage and Asset-Backed Securities Fund, and the Core Plus Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser for each of the Funds is Columbia Management Company (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser.
INVESTMENT OBJECTIVE AND POLICIES
---------------------------------

         The Fund's investment objective is capital appreciation. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.
         To achieve its investment objective, the Fund will generally invest at least 80% of its total asset value in common stocks or securities convertible into common stock of companies with market capitalizations at the time of initial purchase equal to or less than the largest stock in S&P Small Cap 600 Index. The S&P Small Cap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalization. As of January 31, 2003, under the above definition, companies with a market capitalization of $1.8 billion or less would be considered small cap. The Fund may, however, invest from time to time up to 20% of the value of its total assets in the securities of larger companies when the Adviser believes these securities offer capital appreciation potential that is generally comparable to small cap securities.
INVESTMENTS HELD BY THE FUND
----------------------------

         Under normal conditions, the Fund will invest in equity securities, including securities convertible into equity securities. Additional information with respect to certain securities in which the Fund may invest is set forth below.

Options and Financial Futures Transactions
------------------------------------------
         The Fund may invest up to 5% of its net assets in premiums to purchase put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The Fund may enter into closing transactions, exercise its options, or permit the options to expire.

         The Fund may write call options but only if such options are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Adviser, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. A call option is covered if it is written on a security the Fund owns. The Fund may write such options on up to 25% of its net assets.

         The Fund may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. The Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Fund may engage in futures transactions only on commodities exchanges or boards of trade.

         The Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When the Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which the Fund will generally invest may be imperfect. The Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

         Upon entering into a futures contract, the Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.
         The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by the Adviser.
Foreign Securities
------------------
         The Fund may invest up to one-third of its total assets in securities of foreign issuers in developed foreign countries, primarily companies in Canada, Western Europe and Asia, including securities issued by foreign governments, denominated in U.S. dollars. Investments in foreign securities may involve a greater degree of risk than those in domestic securities.

         FOREIGN INVESTMENT RISK. Securities of foreign issuers may be subject to greater fluctuations in price than domestic securities. The price of foreign securities are affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in emerging or developing countries, could cause rapid and extreme changes in the value of a Fund's assets to the extent it is invested in securities of foreign issuers. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where a Fund invests are not as politically or economically developed as the United States. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Fund.

         In addition, additional costs may be incurred in connection with the Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs, as well as administrative difficulties, may be experienced in connection with maintaining assets in foreign jurisdictions.

Repurchase Agreements
---------------------
         The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to the Adviser. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.
Illiquid Securities
-------------------
         No illiquid securities will be acquired by the Fund if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the Securities and Exchange Commission ("SEC"), the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions);
(3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.
         The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund's 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer).

Convertible Securities and Warrants
-----------------------------------

         The Fund may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by the Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

         The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that the Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Investments in Small and Unseasoned Companies
---------------------------------------------
         The Fund may invest in companies that are unseasoned; that is, companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may also be regarded as speculative. The Fund has a fundamental policy not to invest more than 10% of its total assets in companies that have a record of less than three years of continuous operations.

Temporary Investments
---------------------
         When, as a result of market conditions, the Adviser determines a temporary defensive position is warranted to help preserve capital, the Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective of capital appreciation.

Technology Sector
-----------------
         The Fund may invest a significant portion of their assets in companies in the technology sector. The Fund considers technology to be a sector larger than any one industry. Accordingly, investments by the Fund in companies within the technology sector will not be considered a concentration of investments in an industry.
INVESTMENT RESTRICTIONS
-----------------------
         The following is a list of investment restrictions applicable to the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will a Fund's investment in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund.

The Fund may not:

         1. Buy or sell commodities. The Fund may, however, invest in futures contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 15.

         2. Concentrate investments in any industry. The Fund, however, may (a) invest up to 25% of the value of its total assets in any one industry and (b) invest for temporary defensive purposes up to 100% of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
                                       6

         3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

         4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

         5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75% of the assets of the Fund.

         7. Issue senior securities, bonds, or debentures.

         8. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended ("1933 Act").

         9. Borrow money in excess of 5% of its net asset value. Any borrowing must only be temporary, from banks, and for extraordinary or emergency purposes.

         10. Invest its assets in the securities of any company if the purchase, at the time thereof, would cause more than 10% of the value of the Fund's total assets to be invested in companies which have a record of less than three years of continuous operation including the operation of predecessors and parents.

         11. Invest in companies for the purpose of exercising control or management.

         12. Engage in short sales of securities except to the extent that such sales are "against the box"; that is, only to the extent the Fund owns the securities sold short or owns other securities convertible into an equivalent amount of securities sold short. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10% of the value of the Fund's net assets may, at the time, be held as collateral for such sales.

         13. Buy and sell puts and calls on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

         The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUND, INVESTMENTS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------
The Trust is managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia Strategic Value Fund, Inc. and Columbia Technology Fund, Inc. since November 2000; Columbia National Municipal Bond Fund, Inc. since January 1999; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc. and Columbia Fixed Income Securities Fund, Inc. There are 35 portfolios in the Columbia Funds Complex overseen by each Trustee. The Columbia Funds Complex is composed of the 20 portfolios (including the Funds) of the Trust and the 15 Columbia Funds listed above.

    TRUSTEES AND OFFICERS
    ---------------------
    INTERESTED TRUSTEES AND PRINCIPAL OFFICERS:
    -------------------------------------------
                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND           OTHER
                                 POSITION(S)     TERM OF OFFICE                                      COMPLEX       DIRECTORSHIPS
                                  HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE              TRUST          TIME SERVED**      DURING PAST 5 YEARS***          TRUSTEE****     TRUSTEE
---------------------          -------------    ----------------    -------------------------      -----------   ---------------
  J. Jerry Inskeep, Jr.*       Chairman and     Served for 37       Chairman and President              35       None
  1300 S.W. Sixth Avenue       Trustee          Years               Columbia Funds and the
  Portland, OR 97201                                                Trust
  (72 years old)

  J. Kevin Connaughton*         Chief Financial  Since December     Treasurer of Liberty Funds and
  245 Summer Street             Officer          2002               Liberty All-Star Funds, Stein Roe
  Boston, MA 02110                                                  Funds and Galaxy  Funds; Senior Vice
  (38 years old)                                                    President of Liberty Funds
                                                                    Group LLC. Prior to his
                                                                    current positions, Mr.
                                                                    Connaughton was Controller
                                                                    of Liberty Funds, Liberty
                                                                    All-Star Funds and Stein
                                                                    Roe Funds; Vice President
                                                                    of Liberty Funds Group LLC
                                                                    and Colonial Management
                                                                    Associates,
                                       8

                                                                    Inc.; Senior
                                                                    Tax Manager, Coopers &
                                                                    Lybrand LLP.

  Jeff B. Curtis*              President and    Served for 3 Years  Managing Director,
  1300 S.W. Sixth Avenue       Assistant                            Executive Vice President
  Portland, OR 97201           Secretary                            and Chief Operating
  (49 years old)                                                    Officer-West Coast of the
                                                                    Adviser. Prior to his
                                                                    current positions,
                                                                    Mr. Curtis was President,
                                                                    Senior Vice President
                                                                    and General Counsel of
                                                                    the Adviser.

  Kathleen M. Griffin*         Vice President   Served for 3 Years  Vice President of Columbia
  1300 S.W. Sixth Avenue                                            Financial Center
  Portland, OR 97201                                                Incorporated
  (43 years old)

  Richard J. Johnson*          Chief            Since January 2003  Head of Equities/Portland
  1300 S.W. Sixth Avenue       Investment                           and Senior Vice President
  Portland, OR 97201           Officer and                          of the Adviser; Chief
 (44 years old)                Senior Vice                          Investment Officer and
                               President                            Senior Vice President
                                                                    of Columbia Trust Company.
                                                                    Prior to his current
                                                                    positions with the Adviser,
                                                                    Mr. Johnson was Chief
                                                                    Investment Officer and Vice
                                                                    President of the Adviser.

  Jeffrey L. Lunzer*           Vice President   Served for 3 Years  Vice President of the
  1300 S.W. Sixth Avenue                                            Adviser. Prior to his
  Portland, OR 97201                                                current positions, Mr.
  (42 years old)                                                    Lunzer was the Controller
                                                                    for the Fund. Before
                                                                    joining the Fund in 1998,
                                                                    Mr. Lunzer was Treasurer
                                                                    and Fund Officer of WM
                                                                    Group of Funds, a mutual
                                                                    fund company.

  Joseph R. Palombo*           Vice President   Since January 2003  Chief Operating Officer and
  245 Summer Street                                                 Director of the Adviser;
  Boston, MA 02110                                                  Director of Columbia Financial
 (50 years old)                                                     Center Incorporated; Vice
                                                                    President of Stein Roe
                                                                    Services, Inc.; Director of
                                                                    Colonial Advisory Services,
                                                                    Inc.; Director and
                                                                    Executive Vice President of
                                                                    Colonial Management
                                                                    Associates, Inc.; Director
                                                                    of Liberty Financial
                                                                    Advisors; Director of Alpha
                                                                    Trade, Inc.; Director of
                                                                    Liberty Funds Distributor,
                                                                    Inc.;  Executive Vice
                                                                    President and Chief
                                                                    Administrative Officer of
                                                                    Liberty Funds Group LLC;
                                                                    Director of Liberty Funds
                                                                    Services, Inc.; Prior to
                                                                    these positions, Mr.
                                                                    Palombo was Managing
                                                                    Director of Putnam
                                                                    Investments.

  Mark A. Wentzien*            Secretary        Served for 3 Years  Vice President of the
  1300 S.W. Sixth Avenue                                            Adviser. Prior to his
  Portland, OR 97201                                                current positions, Mr.
  (42 years old)                                                    Wentzien was Associate
                                                                    Counsel of the Adviser.

    DISINTERESTED TRUSTEES:
    -----------------------
                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND          OTHER
                                 POSITION(S)     TERM OF OFFICE                                      COMPLEX       DIRECTORSHIPS
                                  HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE              TRUST          TIME SERVED**      DURING PAST 5 YEARS***          TRUSTEE****     TRUSTEE
---------------------          -------------    ----------------    -------------------------      -----------   ---------------
  James C. George                 Trustee       Served for 9 Years   Investment Consultant           35             None
  1001 S.W. 5th Avenue
  Suite 1100
  Portland, OR 97204
  (70 years old)

  Charles R. Nelson               Trustee       Since January 2003   Van Voorhis                     35*****        None*****
  Department of Economics                                            Professor, Department
  University of Washington                                           of Economics,
  Seattle, WA 98195                                                  University of Washington;
  (60 years old)                                                     consultant on economic
                                                                     and statistical matters.

  Patrick J. Simpson              Trustee       Served for 3 Years   Lawyer, Perkins Coie            35             None
  1211 S.W. 5th Avenue                                               LLP
  Suite 1500
  Portland, OR 97204
  (58 years old)

  Richard L. Woolworth            Trustee       Served for 12        Chairman/CEO, The               35             The Regence
  100 S.W. Market St. #1500                     Years                Regence Group                                  Group, Regence
  Portland, OR 97207                                                                                                BlueCross
  (61 years old)                                                                                                    BlueShield of
                                                                                                                    Oregon; NW
                                                                                                                    Natural, a
                                                                                                                    natural gas
                                                                                                                    service provider

          * Interested person as defined by the 1940 Act. Mr. Inskeep is deemed interested because he is affiliated with the Adviser.

         ** Each trustee serves for an indefinite term in accordance with the current Bylaws of the Trust until the date a trustee resigns, retires or is removed in accordance with the Bylaws of the Trust.

        *** All of the officers of the Fund are employees and officers of the Adviser and/or its affiliates. Only principal occupations are listed.

       **** Each trustee is also a director of the 15 Columbia Funds, each an open-end management investment company also advised by the Adviser.

      ***** Mr. Nelson serves as an independent trustee of the funds in the Liberty Funds Complex, which are advised and distributed by affiliates of the Adviser, currently consisting of 118 funds.

Board of Trustees
-----------------
         The Trustees of the Trust are responsible for overseeing decisions relating to the investment policies and objectives of the Funds. The Trust hires other parties who are responsible for the day-to-day operations of the Funds, such as the Adviser, transfer agent and custodian. The Trustees meet quarterly to review the Funds' investment policies, performance, expenses, and other business matters.

         The Trust established an Audit Committee in January 2002. The Audit Committee will consider and engage, on an annual basis, the Fund's independent auditors, review with management and the independent auditors the financial statements included in the Trust's

Annual Report to Shareholders, and generally oversee the audit process. The Audit Committee is composed of the Trust's four disinterested trustees (Messrs. George, Nelson, Simpson, and Woolworth). The Audit Committee held one meeting during the fiscal year ended October 31, 2002.

         In addition, the Trust adopted a nominating policy in January 2002 under which the disinterested trustees of the Trust are responsible for selecting and nominating candidates for election to serve as trustees. The disinterested trustees will not consider nominees recommended by Fund shareholders.

         The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2002 of (i) the Fund and (ii) all of the CMC Fund Family of investment companies:

                                                                              Aggregate Dollar Range of Equity
                                                                                  Securities in Portfolios
                                                                               Overseen by Trustee in CMC Fund
Interested Trustees        Dollar Range of Equity Securities in the Fund        Family of Investment Companies
----------------------     ---------------------------------------------      ---------------------------------
J. Jerry Inskeep, Jr.                              None                                 None


Disinterested Trustees
----------------------
James C. George                                    None                                 None
Charles R. Nelson                                  None                                 None
Patrick J. Simpson                                 None                                 None
Richard L. Woolworth                               None                                 None

         As of Decemeber 31, 2002, none of the disinterested Trustees or members of their immediate families owned any securities of the Adviser or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser.

Approval of Investment Advisory Contract
----------------------------------------
         The Fund has entered into a separate investment advisory contract with the Adviser. The investment advisory contract is subject to annual approval by a majority of disinterested Trustees. The Fund's existing contract was considered and approved by the independent Trustees at an in-person meeting held in April 2002. In determining the reasonableness of the advisory fees under each contract, the Trustees considered several factors, including:

         o The nature and quality of services provided to the Fund's shareholders,
         o     The profitability of the advisory contract for the Adviser,
         o Fall-out benefits realized by the Adviser from service as adviser to the Fund,
         o     A comparison of the fee structures of other mutual funds, and
         o The existence of economies of scale with respect to the provision of investment advice to the Fund.

         In reviewing the quality of services provided by the Adviser, the Trustees examined the performance of the Fund compared to other mutual funds with similar investment objectives and against one or more securities indices that were considered appropriate. Performance of the Fund over one, three and five-year periods were reviewed as well as ranking and ratings from Morningstar Inc. and Lipper Inc., placing more emphasis on the three and five-year results, which analysis reflected performance superior to that of the average funds in this category. In addition, the Trustees assessed the day-to-day management of the Fund, reviewing information provided at the meeting at which the contract was approved and at earlier meetings during the fiscal year. The trustees considered the quality of the administrative services to be provided by the Adviser to the Fund and the financial and other resources of the Adviser and its parent companies.

         The Trustees reviewed overall expense ratio of the Fund, including the aggregate expenses of the Fund to its net assets, as well as several individual expense items to the Fund's net assets such as the management fee, transfer agent fee, and custodian fee.

         The Trustees reviewed data related to the profitability of the Adviser with respect to its contract with the Fund. The trustees considered the additional benefits to the Adviser as a result of its relationship with the Fund, including soft dollar benefits. The trustees also considered the benefits to affiliates of the Adviser as the result of its management of the Fund, including Columbia Trust Company, which prior to October 18, 2002 served as transfer agent for the Fund, Liberty Funds Services, Inc., the Fund's transfer agent, Colonial Management Associates, Inc., the Fund's administrator, and certain brokerage firms affiliated with the Adviser which executed trades for the Fund from time to time.

         After considering these and other factors, and the Fund's specific circumstances, the Trustees concluded that the Fund's advisory contract with the Adviser was reasonable for the Fund and in the best interests of shareholders. During their deliberations, the trustees requested from the Adviser all information reasonably necessary for the trustees to evaluate the advisory contract for the Fund. The disinterested trustees were also assisted by, and met separately with, their independent counsel.

         See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser and the Fund's investment advisory contract.

Trustee Compensation
--------------------
         Each disinterested Trustee receives an annual aggregate fee of $30,000 for his services as a trustee of the Trust and a director of the Columbia Funds, plus an additional $4,000 for each regular board meeting attended and $1,000 for each special board meeting attended, and is reimbursed for expenses incurred in attending all meetings. Each Trustee also receives $500 for each Board committee meeting in which the trustee participates. Each Trustee serving on the Audit Committee (other than the chairman of the Audit Committee) is entitled to an additional annual aggregate fee in the amount of $1,000 for his services in this capacity, and the Chairman of the Audit Committee is entitled to an aggregate fee in the amount of $2,000. Mr. Inskeep is an interested trustee and receives no compensation from the Trust. None of the trustees receives any form of pension or retirement benefit compensation from the Trust or the Fund.
One-third of the foregoing Trustees' compensation and reimbursed expenses are allocated equally among the portfolios of the Trust and the Columbia Funds, and the remaining Trustees' fees and expenses are allocated in proportion to such fund's average daily net assets for the preceding fiscal quarter. No officer of the Trust received any compensation from the Trust in 2002.

         The following table sets forth the compensation received by disinterested trustees of the Trust for the fiscal year ended October 31, 2002.

                                                               TOTAL COMPENSATION FROM THE TRUST AND
    TRUSTEE              AGGREGATE COMPENSATION FROM TRUST           COLUMBIA FUNDS COMPLEX*
--------------------     ---------------------------------     -------------------------------------
Richard L. Woolworth              $9,208                              $57,000
James C. George                   $9,208                              $57,000
Patrick J. Simpson                $9,208                              $57,000
Charles R. Nelson**                 $0                                $22,182

*Information for total compensation from the Trust and the other funds in the Columbia Fund Complex is for the calendar year ended December 31, 2002. Includes compensation Messrs. Woolworth, George and Simpson received as directors of the Columbia Funds advised by the Adviser. No Trustee served as Chair of the Audit Committee.

** Mr. Nelson was elected as a trustee of the Trust on January 27, 2003 and received no compensation from the Trust in 2002. Mr. Nelson was elected as a director of each of the Columbia Funds in July 2002.

         At January 31, 2003, officers and directors of the Fund, in the aggregate, owned of record or beneficially less than 1% of the total outstanding shares of the Fund.

         At January 31, 2003, to the knowledge of the Trust, the following persons owned of record or beneficially more than 5% of the outstanding shares of the Fund:

                                                   Shares Beneficially Owned
Name and Address                                      at January 31, 2003
----------------                                      -------------------

Farm Credit Consolidated Master Trust         10,495,384               (16.45%)
375 Jackson Street 2E-20
Saint Paul, MN 55101

Intermountain Health Care Pension Plan         4,401,603                (6.90%)
36 South State Street
Salt Lake City, UT 84111


Children's Medical Center of Dallas            4,281,577                (6.71%)
1935 Motor Street
Dallas, TX  75325

Mastercard International, Inc. Pension Plan    4,112,690                (6.45%)
2000 Purchase Street
Purchase, NY 10577-2509

                                                   Shares Beneficially Owned
Name and Address                                      at January 31, 2003
----------------                                      -------------------
Iowa Health System                             3,533,459                (5.54%)
1200 Pleasant Street
Des Moines, IA 50309
--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

         The investment adviser to the Fund is Columbia Management Company (the "Adviser"). The Adviser has entered into an investment contract with the Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest.

         The Adviser provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

         For its services provided to the Fund, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of 0.75 of 1% of its daily net assets. While comparable to the advisory fees paid by other mutual funds with similar investment objectives, this fee is higher than the advisory fee paid by most other mutual funds. Advisory fees paid by the Fund to the Adviser were $2,238,619, $1,804,550, and $2,509,116 for fiscal years 2002, 2001, and 2000, respectively.

Transfer Agent Agreement
------------------------
         Liberty Funds Services, Inc. ("LFS") acts as transfer agent and dividend crediting agent for the Fund. Its address is P.O. Box 8081, Boston, MA 02266-8081. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. The Trust pays LFS a per account fee of $2.27 per month for each shareholder account with the Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month. In addition, the Trust pays LFS for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between LFS and the Trust and reimburses LFS for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The arrangement with LFS commenced October 20, 2002. As a result, the Fund only paid LFS a de minimis amount for the fiscal year ended October 31, 2002.

         Prior to October 2002, Columbia Trust Company, 1301 SW Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207, served as transfer agent and dividend crediting agent for the Funds. The Trust paid Columbia Trust Company a per account fee of $1 per month for each shareholder account with the Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month for the Fund. In addition, the Trust paid Columbia Trust

Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between Columbia Trust Company and the Trust and reimbursed Columbia Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $18,000 on behalf of the Fund to Columbia Trust Company for services performed for fiscal year 2002 under the transfer agent agreement relating with the Fund.

Pricing and Bookkeeping Agreement
---------------------------------
         The Fund has retained Colonial Management Associates, Inc. ("CMA") to perform certain administrative services for the Fund pursuant to a Pricing and Bookkeeping Agreement (the "Agreement"). Under the terms of the Agreement, CMA
(a) provides fund accounting oversight of State Street Bank and Trust, who provides the daily fund accounting services; (b) maintains and preserves in a secure manner the accounting records of the Fund; (c) provides fund administration, including daily prospectus, investment restrictions and Investment Company Act of 1940 compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, financial reporting and board reporting; and (d) provides disaster planning. CMA is an affiliate of CMC. The Fund is not charged a fee for these services.

         Columbia Financial Center Incorporated ("Columbia Financial"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Adviser, is the principal underwriter for the Funds, and is authorized under a distribution agreement with CMC Fund Trust to sell shares of the Funds. Columbia Financial does not charge any fees or commissions to the Fund or to investors of the Fund for the sale of shares of the Fund.

         The Adviser is a wholly owned direct subsidiary of Columbia Management Group ("CMG"). LFS, the Fund's transfer and dividend crediting agent, is a wholly owned direct subsidiary of Liberty Funds Group LLC, which is owned by CMG. Both the Adviser and LFS are indirect wholly owned subsidiaries of FleetBoston Financial Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

         The Fund may purchase its portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Fund may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

         Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where brokerage fees are involved. Additional factors considered by the Adviser in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission.

         Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

         The Adviser receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Adviser does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Adviser's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Adviser for its research.

         In limited circumstances, the Adviser may use the Fund's commissions to acquire third party research and products that is not available through its full service brokers. In these arrangements, the Adviser pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Adviser. Proposed research to be acquired in this manner must be approved by the Adviser's Chief Investment Officer, who is responsible for determining that the research provides appropriate assistance to the Adviser in connection with its investment management of the Funds and that the price paid for research services and products with broker commissions is fair and reasonable.

         The receipt of research services and products from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Fund. Total brokerage commissions paid by the Fund for the last three fiscal years were $906,934, $594,075, and $496,862 for fiscal years 2002, 2001, and
2000, respectively. Of the commissions paid in fiscal year 2002, the Small Cap Fund paid $100,370 for third party research and products provided by brokerage firms.

         The Adviser may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

         Investment decisions for the Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser. All trading for Columbia accounts is performed by the Adviser pursuant to an Investment Advisory Contract between the Fund and the Adviser. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Adviser may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis. When the Fund participates in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Adviser may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

         Allocations among Columbia accounts to participate in initial public offerings ("IPOs") are made pursuant to IPO Allocation Priority Guidelines (the "Guidelines") established by the Columbia Investment Team. The Guidelines establish which accounts are eligible to participate in a particular IPO and what level of participation is permitted. Eligibility is based upon the market capitalization of the IPO and the capitalization focus of the account. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the IPO is not appropriate for his or her accounts or an individual account. A manager who declines to participate, must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts, for which an IPO opportunity is appropriate, will be made on a fair and equitable basis.

         Certain employees of the Adviser are also employees of affiliated investment advisors ("Shared Employees") within Columbia Management Group, the Adviser's direct owner. As a result of these arrangements, Shared Employees may provide investment advisory, trading and other investment services for client accounts of the Adviser and one or more other affiliated investment advisers. Columbia Management Group has determined that these Shared

Employee arrangements promote more efficient use of internal resources and are in the best interests of clients on an overall basis.

         The Adviser is responsible for ensuring compliance by Shared Employees with all investment guidelines, compliance policies and procedures, and applicable rules and regulations while Shared Employees are acting for the Adviser's clients.

         The Adviser and its affiliated advisers maintain policies reasonably designed to ensure fairness for all clients with accounts served by Shared Employees. The Adviser will monitor all Shared Employee arrangements to ensure that these arrangements continue to be in the best interest of clients considering the potential disadvantages.

         The Adviser's investment personnel will share general and specific investment information with affiliated investment advisers. Information is shared at periodic meetings of investment teams, by distribution of formal recommendations by investment analysts, and through informal discussions among investment personnel.

         The Adviser will also share with affiliated advisers research products and services provided by broker-dealers through whom the Adviser effects transactions for client accounts, and whom the adviser may cause to receive higher commissions from the Adviser's clients in recognition of the provision of such products and services. The research products and services shared will assist the Adviser and its affiliated advisers in providing investment management services generally to their clients, but may not necessarily assist with the management for any particular client or clients of the Adviser, including the Fund. As a result of this policy, trades effected on behalf of the Adviser's clients may benefit affiliated advisers and their clients, and trades effected on behalf of clients of affiliated advisers may benefit the Adviser and its clients.

         The use of multiple trading locations could result in the Adviser and its affiliates competing against each other in the market. The Adviser's clients could receive less attractive prices for trades than clients of an affiliated adviser, and in certain cases client orders may be unfilled or only partially filled due to the orders for clients of an affiliated adviser. To the extent separate trading locations are used, clients of the Adviser and its affiliates will not realize efficiencies associated with aggregating orders, such as more favorable pricing for larger volume trades, for all Columbia Management Group companies.

         Where practical, transactions for accounts of the Adviser and one or more affiliated advisers for which a Shared Employee has investment discretion will be coordinated from each trading location. In these cases, a single broker will be used to execute the trade on behalf of each adviser's accounts. This practice may at times result in an increase in the time period it takes to fill a particular client's trade order, due to increased time for processing the trade or due to share allocations, and may lead to a smaller allocation for a client.

         The Trust, the Adviser and principal underwriter for the Fund have adopted a Code of Ethics (the "Ethics Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Ethics Code does not prohibit employees from purchasing securities that may be held or purchased by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients or take unfair advantage of their relationship with the Adviser. The specific standards in the Ethics Code include, among others, a requirement that all trades of access persons be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers and analysts covering a security from trading in the security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Ethics Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Ethics Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.

         The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Ethics Code and the Insider Trading Policy.

--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

         The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Fund, CMC Short Term Bond Fund, CMC High Yield Fund, CMC Fixed Income Securities Fund, CMC International Bond Fund, CMC International Stock Fund, CMC Strategic Equity Fund, CMC Small/Mid Cap Fund, CMC Enhanced S&P 500 Index Fund, CMC Large Cap Growth Fund, CMC Large Cap Value Fund, CMC Mid Cap Value Fund, CMC Mid Cap Growth Fund, CMC Small Cap Growth Fund, CMC Small Cap Value Fund, CMC Emerging Markets Equity Fund, CMC Core Plus Bond Fund, CMC Government Bond Fund, CMC Corporate Bond Fund and CMC Mortgage and Asset-Backed Securities Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

         Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES
---------
         Investments in the Fund are made directly by high net worth individuals and institutional buyers, or by the Adviser in its role as discretionary investment adviser over a portion of the shareholder's assets. With respect to assets of an investment advisory client of the Adviser invested in the Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).

         If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of a Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U. S. Department of Labor in the Exemption.

         The second, independent fiduciary that must approve investments in the Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

         The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------
         Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

         The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------
         The net asset value per share of the Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

         The Fund's securities are valued at the last sale price on the securities exchange or national securities markets at which such securities are primarily traded, or if no sales price is reported, at the last reported bid price. Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the price is not available on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund's NAV calculation. In the case of such foreign security, if an event that is likely to materially affect the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to revalue the security in light of that event. Securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

--------------------------------------------------------------------------------
                                    CUSTODIAN
--------------------------------------------------------------------------------

          The Fund's Custodian, for both domestic and foreign securities, is State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02101. The Custodian holds all securities and cash of the Fund, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of the Fund, and performs other administrative duties, all as directed by authorized officers of the Adviser. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

          Portfolio securities purchased in the United States are maintained in the custody of the Fund's Custodian. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund has been approved by the Board of Trustees or, in the case of foreign securities, at the discretion of the Board of Trustees, by Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

         The Adviser determines whether it is in the best interest of the Fund and its shareholders to maintain a Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding the Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to the Fund's foreign sub-custodian arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.
--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------
Federal Income Taxes
--------------------
         The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund believes it satisfies the tests to qualify as a regulated investment company.

         To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90% Test"); and

         (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

         The Trust currently has 20 portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each Fund as a separate corporation (provided that the Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

         A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss.

In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

         If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

         Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

         Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. The Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

         A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

         If the fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

         A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

         The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act. Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

         SPECIAL ASPECTS OF 90% TEST WITH RESPECT TO FOREIGN CURRENCY. For purposes of the 90% Test, foreign currency gains that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

         Unless an exception applies, the Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

         Two possible exceptions to marking-to-market relate to hedging transactions and mixed straddles. A hedging transaction is defined for purposes of Section 1256 as a transaction that (1) the Fund properly identifies as a hedging transaction, (2) is entered into in the normal course of business primarily to reduce the risk of price changes or currency fluctuations with respect to the Fund's investments, and (3) results in ordinary income or loss. A mixed straddle is a straddle where (1) at least one (but not all) of the straddle positions are Section 1256 contracts and (2) the Fund properly identifies each position forming part of the straddle. A straddle for these purposes generally is offsetting positions with respect to personal property. The Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

State Income Taxes
------------------
         The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------
         The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.


--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------

         The Trust may from time to time advertise or quote total return performance for the Fund. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

Average Annual Total Return
---------------------------
         The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                      P(1+T)^n  =  ERV

         Where:       P            =        a hypothetical initial payment of
                                            $1000

                      T            =        average annual total return

                      n            =        number of years

                      ERV          =        ending redeemable value of a
                                            hypothetical $1000 payment made at
                                            the beginning of the 1, 5, and
                                            10-year periods (or a fractional
                                            portion thereof)

Average Annual Total Return After Taxes on Distributions
--------------------------------------------------------
         The Trust may publish average annual returns (after taxes on distributions) quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                      P(1+T)^n  =  ATVD

         Where:       P             =       a hypothetical initial payment of
                                            $1000

                      T             =       average annual total return (after
                                            taxes on distributions)

                      n             =       number of years

                      ATVD          =       ending redeemable value of a
                                            hypothetical $1000 payment made at
                                            the beginning of the 1, 5, or
                                            10-year periods at the end of the 1,
                                            5, or 10-year periods (or fractional
                                            portion), after taxes on fund
                                            distributions but not after taxes on
                                            redemption

Average Annual Total Return After Taxes on Distributions and Redemption
-----------------------------------------------------------------------
         The Trust may publish average annual return quotations (after taxes on distributions and redemption) for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                      P(1+T)^n  =  ATVDR

         Where:       P             =       a hypothetical initial payment of
                                            $1000

                      T             =       average annual total return (after
                                            taxes on distributions and
                                            redemption)

                      n             =       number of years

                      ATVDR         =       ending redeemable value of a
                                            hypothetical $1000 payment made at
                                            the beginning of the 1, 5, or
                                            10-year periods at the end of the 1,
                                            5, or 10-year periods (or fractional
                                            portion), after taxes on fund
                                            distributions and redemption.


         Average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and redemption ("total return figures") may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value and the value after taxes on distributions. If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 2002, the average annual return for the Fund for the 1, 5 and 10 year periods was -16.76%, 0.35% and 10.86%, respectively.

         The Fund may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance.) These ranking services and publications may rank the performance of the Fund against all other funds over specified categories.

         The Fund may also compare their performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, Russell 2000 Growth, Russell Mid Cap, Russell Mid Cap Growth, Lipper Analytical Equity Indices and Nasdaq stock indices and with respect to the International Stock Fund other suitable international indices, such as the Morgan Stanley Capital International Europe, Australasia, Far East Index or the FT-S&P Actuaries Europe-Pacific Index . The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The Fund's most recent Annual Report to shareholders is a separate document. The financial statements, accompanying notes and report of independent accountants appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                                               File No. 33-30394
                                               Under Rule 497(c) of Regulation C

         CMC FIXED INCOME SECURITIES FUND PROSPECTUS, February 27, 2003
                     Advised by Columbia Management Company





         CMC Fixed Income Securities Fund (the "Fund") is a portfolio of CMC Fund Trust. The Fund seeks a high level of current income by investing in a broad range of domestic investment-grade Fixed Income Securities with intermediate to long-term maturities.




         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
INFORMATION ABOUT THE FUND.....................................................3
         Investment Goal.......................................................3
         Principal Investment Strategies.......................................3
         Risk Factors..........................................................4
         Performance History...................................................5
         Your Expenses.........................................................7
         Financial Highlights..................................................8
MANAGEMENT.....................................................................9
INFORMATION ABOUT YOUR INVESTMENT..............................................9
         Your Account..........................................................9
                  Buying Shares................................................9
                  Selling Shares..............................................10
                  Pricing of Shares...........................................10
         Distributions and Taxes..............................................11
                  Income and Capital Gain Distributions.......................11
                  Tax Effect of Distributions and Transactions................11
MORE ABOUT THE FUND...........................................................12
         Investment Strategy..................................................12
SUMMARY OF PRINCIPAL RISKS....................................................13
                  Derivative Risk.............................................15
FOR MORE INFORMATION..........................................................16

--------------------------------------------------------------------------------
INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------
INVESTMENT GOAL
---------------
What is the Fund's Investment Goal?

         The Fund seeks to provide investors a high level of current income consistent with capital preservation.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
What investment strategies does the Fund use to pursue this goal?
         The Fund intends to invest in a broad range of debt securities with intermediate to long-term maturities. Under normal market conditions, the Fund will invest at least 80% of its total asset value in domestic investment-grade Fixed Income Securities. A Fixed Income Security is considered investment grade if it is rated either AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's, or judged by the Adviser to be of comparable quality, if unrated, to the categories listed above.

--------------------------------------------------------------------------------
   A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS CONTAINED IN THE FUND'S
                      STATEMENT OF ADDITIONAL INFORMATION.
--------------------------------------------------------------------------------

         In selecting debt securities for the Fund, the Adviser uses a top-down approach to determine sector emphasis between different types of securities (for example, corporate bonds, U.S. Government obligations, or mortgage obligations). Using this approach, the Adviser evaluates and shifts emphasis between the desired levels of average quality, maturity, and duration of the Fund's portfolio and the types of debt securities in which to invest based on the current economic and market environment. This analysis is intended to give the Adviser a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the Adviser strives to anticipate and act upon market change, understand its effect on risk and reward of Fund securities and thereby generate consistent, competitive results over the long term.

         The Fund may invest its assets in other investments and utilize investment techniques including, but not limited to, derivative securities such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

         As used in this Prospectus, the term "Fixed Income Securities," includes:

         o securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities");
         o corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
         o  mortgage-backed and other asset-backed securities;
         o  inflation-indexed bonds issued both by governments and corporations;
         o structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
         o  delayed funding loans and revolving credit facilities;
         o bank certificates of deposit, fixed time deposits and bankers' acceptances; o repurchase agreements and reverse repurchase agreements; o debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
         o obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities

PRINCIPAL RISK FACTORS
----------------------
  What are the principal risk factors of investing in the Fund?

         Investing in the Fund involves certain risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio, yield and total return.

         o Interest rate risk refers to the possibility that the value of the Fund's investments will decline due to an increase in interest rates.
         o Credit risk refers to the ability of an issuer of a bond to meet interest and principal payments when due.
         o Prepayment risk is the possibility that the value of mortgage securities and collateralized mortgage obligations held by the Fund may be adversely affected by changes in the prepayment rates on the underlying mortgages.

         These risks could impact the total return and yield you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.
         Please see the "SUMMARY OF PRINCIPAL RISKS" section under the heading "MORE ABOUT THE FUND" for a description of the principal and other risks of investing in the Fund.

PERFORMANCE HISTORY
-------------------
How has the Fund historically performed?


         The bar chart below illustrates the Fund's total returns. The table compares Fund performance over time (before and after taxes) to two broad market indices. This information provides an indication of the risks of investing of the Fund by showing how the Fund's performance has varied from year to year and compares with the broad market indices. All figures assume reinvestment of dividends. The Fund's historical performance does not indicate how the Fund will perform in the future.

                          FIXED INCOME SECURITIES FUND

                 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR

                                  [BAR GRAPH]

                             2001            8.77%
                             2002            7.28%


      BEST QUARTER:                                   3Q'01         4.85%
      WORST QUARTER:                                  1Q'02        -0.17%
      ----------------------------------------------- ----------- -----------

      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02

                                                                         SINCE
                                                                       INCEPTION
                                                           1 YEAR      (9/1/00)
      --------------------------------------------------- ---------- -----------
      CMC FIXED INCOME SECURITIES FUND                      7.28%        9.19%
        RETURN AFTER TAXES ON DISTRIBUTIONS                 5.10%        6.52%
        RETURN AFTER TAXES ON DISTRIBUTIONS
          AND SALE OF FUND SHARES                           4.42%        6.05%
      --------------------------------------------------- ---------- -----------
      LEHMAN AGGREGATE BOND INDEX(1)                       10.25%       10.18%
      LIPPER A RATED BOND FUNDS INDEX(2)                    8.57%        9.04%
      --------------------------------------------------- ---------- -----------

       The Fund's inception date is September 1, 2000, and index performance is from August 31, 2000.

       (1)The Lehman Aggregate Bond Index is an unmanaged index of investment-grade U.S. Treasury and agency securities, corporate bonds and mortgage-backed bonds. The index reflects reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, and other expenses of investing.

       (2)The Lipper A Rated Bond Funds Index, also an unmanaged index, reflects equally weighted performance of the 30 largest mutual funds within its category tracked by Lipper Analytical Services.

       After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

YOUR EXPENSES
-------------

What expenses do I pay as an investor in the Fund?

         The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

--------------------------------------------------------------------------------
         The Fund has no sales charge (load) or 12b-1 distribution fees.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fee Table

         SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY               None
         FROM YOUR INVESTMENT)

         ANNUAL FUND OPERATING EXPENSES
         (EXPENSES THAT ARE PAID OUT OF FUND ASSETS)
                  Management Fees                                       0.35%
                  Distribution and/or Service (12b-1) Fees              None
                  Other Expenses                                        0.21%

                           Total Fund Operating Expenses                0.56%
                           Expense Reimbursement                        0.16%(1)
                           Net Expenses                                 0.40%

                  (1) For the fiscal year ended October 31, 2002, CMC
                      contractually agreed to reimburse the Fund for all ordinary expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses at 0.40%. CMC has agreed to continue this reimbursement through the fiscal year ending October 31, 2004.
--------------------------------------------------------------------------------
                  Expense Example

                  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:
        1 Year             3 Years           5 Years           10 Years
        ------             -------           -------           --------
          $41                $146              $280              $670

FINANCIAL HIGHLIGHTS
--------------------
         The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP.

                          FIXED INCOME SECURITIES FUND
                                                                                                                        Period
                                                                                    Year Ended October 31,              Ended
                                                                                    ----------------------              October 31,
                                                                                    2002                     2001       2000 (a)(b)
                                                                     --------------------     --------------------  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................                $10.83                   $10.02            $10.00
                                                                     --------------------     --------------------  ----------------

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.........................................                  0.56(c)(d)               0.65              0.11
    Net realized and unrealized gains (losses) on investments.....                 (0.15)(d)                 0.81              0.02
                                                                     --------------------     --------------------  ----------------
       Total from investment operations...........................                  0.41                     1.46              0.13
                                                                     --------------------     --------------------  ----------------

LESS DISTRIBUTIONS:
    Dividends from net investment income..........................                 (0.58)                   (0.65)            (0.11)
    Distributions from capital gains..............................                 (0.14)                   (0.00)(e)             -
                                                                     --------------------     --------------------  ----------------
       Total distributions........................................                 (0.72)                   (0.65)            (0.11)
                                                                     --------------------     --------------------  ----------------

NET ASSET VALUE, END OF PERIOD....................................                $10.52                   $10.83            $10.02
                                                                     ====================     ====================  ================

TOTAL RETURN (F)..................................................                 3.97%                   15.01%          1.31%(g)

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (in thousands)......................               $27,412                  $28,774           $10,866
    Ratio of net expenses to average net assets (h)...............                 0.40%                    0.40%             0.40%
    Ratio of total expenses to average net assets (h).............                 0.56%                    0.65%             1.46%
    Ratio of net investment income to average net assets..........                 5.34%(d)                 6.14%             6.57%
    Portfolio turnover rate.......................................                  147%                     140%              103%

   (a) The Fund commenced investment operations on September 1, 2000.
   (b) Ratios and portfolio turnover rates are annualized.
   (c) Per share data was calculated using average shares outstanding.
   (d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 5.53% to 5.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
   (e) Rounds to less than $0.01 per share.
   (f) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
   (g) Not annualized.
   (h) For the period ended October 31, 2000 through the year ending October 31, 2004, the investment adviser has contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the advisor fee, exceed 0.40% of the Fund's average daily net assets.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------
         Columbia Management Company, the Fund's investment adviser (the "Adviser" or "CMC") and a wholly-owned subsidiary of Columbia Management Group, Inc. ("Columbia"), was established in 1969 and has its main office at 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other portfolios in the Trust. As of December 31, 2002, the Adviser and its affiliates managed over $145 billion in assets. For the fiscal year ended October 31, 2002, the Fund paid CMC an annual management fee, expressed as a percentage of average net assets, of 0.35%.

         Subject to the general supervision of the Trust's Board of Trustees, the Adviser is responsible for managing the Fund in accordance with their investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records. The Adviser also is responsible for managing the overall investment operations of the Fund.

         The Adviser's mutual funds and individual and institutional investment advisory businesses are part of the larger Columbia organization, which is a wholly owned subsidiary of FleetBoston Financial Corporation.

         CMC uses an investment team approach to analyze the macro economic and investment environment and to determine which securities sectors and the desired levels of portfolio quality, duration and maturity to emphasize. Members of the fixed income investment team are responsible for the analysis of particular industries and market sectors within those industries, and for recommendations on individual securities within those industries and market sectors, based upon the investment team's conclusions.

         Mr. Leonard A. Aplet and Mr. Richard R. Cutts have responsibility for implementing, on a daily basis, the investment strategies of the Fund. Mr. Aplet has had such responsibility since the Fund's inception in September 2000. Mr. Cutts assumed responsibility in January 2003. Mr. Aplet is Managing Director of CMC, Head of Fixed Income/Portland and a Chartered Financial Analyst. Mr. Aplet served as Senior Vice President of the Adviser from April 2001 - February 2003 and Vice President of the Adviser from 1990 - April 2001 after joining the Adviser in 1987 as a portfolio analyst and member of the investment team. Previously, he was an employee of the Farmers Home Administration (1976-1985). Mr. Aplet received a BS from Oregon State University and a Master of Business Administration degree from the University of California at Berkely. Mr. Cutts is a Vice President of CMC and a Chartered Financial Analyst. Mr. Cutts has served as a portfolio manager for the Adviser since 1998 after joining the Adviser as a fixed income analyst from 1994-1998. Previously he was the senior analyst specializing in mortgage-backed securities at a major national insurance company. Mr. Cutts received a BS from University of Southern California and a Master of Business Administration degree from the University of San Diego in 1990.
--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------
YOUR ACCOUNT
------------

Buying Shares
-------------

         Shares in the Fund are available for purchase by institutional buyers enabling them to invest in a diversified portfolio of lower-rated fixed income securities in a pooled environment, rather than purchasing securities on an individual basis.

         If you want to invest directly in the Fund, contact a CMC representative at 1-800-547-1037. In addition, CMC, in its role as a discretionary investment adviser, may allocate a portion of a client's investment portfolio into the Fund. If such investment is for the benefit of an employee benefit plan, an independent fiduciary for a CMC client account, after careful review of this Prospectus, including the Fund's expenses and consistency with the client's written investment guidelines, must approve the investment in the Fund. Upon approving the investment, the independent fiduciary will authorize CMC to invest a portion of the client's portfolio in the Fund, at CMC's discretion, subject to limitations imposed by the independent fiduciary.


--------------------------------------------------------------------------------
        If CMC is considered to be a fiduciary of your assets, including the account with the Fund, under the Employee Retirement Income Security Act of 1974, certain conditions must be satisfied before assets may be invested in the Fund by CMC on your behalf. See the Statement of Additional Information for more detail.
--------------------------------------------------------------------------------

         The price for Fund shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Although the Fund has no policy with respect to initial or subsequent minimum investments, purchase orders may be refused at the discretion of the Fund.

Selling Shares
--------------

         You may sell shares at any time. Upon redemption you will receive the Fund's NAV next calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your CMC representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

         You may also sell shares by exchanging from the Fund into shares of another fund in the Trust. To exchange by telephone, call your Columbia representative or call 1-800-547-1037.

         The Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

Pricing of Shares
-----------------

         The Fund uses market value to value its securities as determined by an independent pricing service. If the pricing service is unable to price the security, or the Adviser determines that the price is inaccurate, the Adviser has established procedures to value the Fund securities pursuant to guidelines established by and under the general supervision of the Fund's Board of Trustees.

Market values are based on a price between the bid and ask prices.
Debt securities with remaining maturities of less than 60 days will generally be valued based on amortized cost.

         Foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund after a foreign security has been priced, but before the NAV has been calculated, will not generally be used to adjust the NAV calculated that day.

         Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares of the Fund.

DISTRIBUTIONS AND TAXES
-----------------------

Income and Capital Gain Distributions
-------------------------------------

         Income dividends, consisting of net investment income, are declared and paid monthly by the Fund. All income dividends paid by the Fund will be reinvested in additional shares of the Fund at the net asset value on the dividend payment date, unless you have elected to receive the dividends in cash. If all of your shares in the Fund are redeemed, the undistributed dividends on the redeemed shares will be paid at that time. The Fund generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the distribution in cash.

Tax Effect of Distributions and Transactions
--------------------------------------------

         The dividends and distributions of the Fund are taxable to most investors, unless the shareholder is exempt from state or federal income taxes or your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income. In general, distributions occurring after January 1, 2003 and before December 31, 2003 are taxable as follows:

Taxability of Distributions

Type of                         Tax Rate for              Tax Rate for
Distribution                    15% Bracket or Lower      27% Bracket or Higher
------------------------------- ------------------------- ----------------------

Income Dividends                Ordinary Income Rate      Ordinary Income Rate

Short Term Capital Gains        Ordinary Income Rate      Ordinary Income Rate

Long Term Capital Gains         10%                       20%
------------------------------- ------------------------- ----------------------
         The Fund expects that, as a result of its investment objective to achieve current income, its distributions will consist primarily of income dividends. Each year the Fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

         The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of the Fund for shares of another fund managed by the Adviser is the same as a sale.

--------------------------------------------------------------------------------
          Your investment in the Fund could have additional tax
          consequences. Please consult your tax professional for
          assistance as to the possible application of foreign, state and local income tax laws to Fund dividends and capital
          distributions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORE ABOUT THE FUND
--------------------------------------------------------------------------------
INVESTMENT STRATEGY
-------------------

         The specific investment objective for the Fund is described in the sections titled "Principal Investment Strategies" under the heading "INFORMATION ABOUT THE FUND" in this Prospectus. What follows is an explanation of the overall investment strategies used to achieve the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective. For information about the Fund's specific investment practices, see the chart on page 27 of the Statement of Additional Information, which you may obtain free of charge (see back cover).

         In selecting investments, and to supplement any credit rating analysis supplied by Moody's and S&P, the Adviser uses a top down analysis, supplemented by, in the case of corporate debt securities, a bottom up company analysis. Top down analysis begins with an overall evaluation of the investment environment, which allows the Adviser to determine the specific types of fixed income securities, and desired levels of portfolio quality, maturity and duration to emphasize. Factors the Adviser considers in its top down analysis include:

     o  economic growth
     o  inflation
     o  interest rates
     o  federal reserve policy

     o  corporate profits
     o  demographics
     o  money flows.

         Once individual sectors, types of securities and desired portfolio characteristics have been identified, in the case of corporate debt securities, the Adviser employs fundamental analysis to select individual securities. Fundamental analysis includes the evaluation of:

     o  a company's financial condition
     o  quality of management
     o  industry dynamics
     o  earnings growth and profit margins
     o  sales trends
     o  potential for new product development
     o  financial ratios
     o  investment in research and development.

         By utilizing this investment process the Adviser strives to anticipate and act upon market change, understand its effect on the risks and rewards of Fund securities, and thereby generate consistent, competitive results over the long term.

         The Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic or political conditions. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.
SUMMARY OF PRINCIPAL RISKS
--------------------------

         The principal risks of investing in the Fund, as stated above in the "INFORMATION ABOUT THE FUND" are described in greater detail in this section. These risks are more likely to have a material effect on the Fund than other factors potentially affecting the Fund. The section "INVESTMENT OBJECTIVES, POLICIES AND RISKS" in the Statement of Additional Information contains more information about these and other risks. The Fund's investments can change over time and, accordingly, the Fund may become subject to additional principal and other risks. See the risks listed below in this section and the Fund's Statement of Additional Information for more information regarding the risks of investing in the Fund.

         CREDIT RISK refers to the ability of the issuer of a bond to meet interest and principal payments when due. The Fund may only invest in investment grade securities. Investment grade securities are those issued by the U.S. Government, its agencies, and instrumentalities, as well as those rated as shown below by the following rating agencies:

INVESTMENT-GRADE SECURITIES

                               LONG-TERM              SHORT-TERM
RATING AGENCY                  DEBT SECURITY          DEBT SECURITY

Standard & Poors (S&P)         At least BBB           At least A-3 or SP-2

Moody's Investors                                     At least Prime-3 or
Services, Inc. (Moody's)       At least Baa           MIG 4/FMIG4
------------------------------ ---------------------- --------------------------

     The Fund may also invest in securities unrated by these agencies if CMC determines the security to be of equivalent investment quality to an investment grade security. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for higher-rated bonds.

         The ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See the Fund's Statement of Additional Information for a complete discussion of bond ratings.

         INTEREST RATE RISK refers to the possibility that the value of the Fund's investments will decline due to an increase in interest rates.
--------------------------------------------------------------------------------
       When interest rates go up, the value of the Fund's portfolio will likely decline because fixed income securities in the portfolio are paying a lower interest rate than what investors could obtain in the current market. When interest rates go down, the value of the Fund's portfolio will likely rise, because fixed income securities in the portfolio are paying a higher interest rate than newly issued fixed income securities.
--------------------------------------------------------------------------------

The amount of change in the value of the Fund's portfolio depends upon several factors, including the maturity date of the fixed income securities in the portfolio. In general, the price of fixed income securities with longer maturities are more sensitive to interest rate changes than the price of fixed income securities with shorter maturities.

         FOREIGN INVESTMENT RISK. Securities of foreign issuers may be subject to greater fluctuations in price than domestic securities. The price of foreign securities are affected by changes in the currency exchange rates. The Fund may invest up to 10% of its assets in securities of foreign issuers. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many of the countries where the Fund invests are not as politically or economically developed as the United States. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Fund.

         In addition, additional costs may be incurred in connection with the Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

         CURRENCY RISK and EXCHANGE RATE RISK refer to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. To the extent the Fund holds non-dollar denominated securities, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency trends are unpredictable.

         PREPAYMENT RISK. Prepayment risk refers to the possibility that the mortgage securities and collateralized mortgage obligations held primarily by the Fund may be adversely affected by changes in the prepayment rates on the underlying mortgages. Principal on individual mortgages underlying mortgage-backed securities and collateralized mortgage obligations can be prepaid at any time. Unscheduled or early payments on the underlying mortgages may shorten the securities's effective maturities and reduce their growth potential. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and, accordingly, expose the Fund to a lower rate of return upon reinvestment.

Derivative Risk

         The Fund may invest its assets in derivative securities. The Fund's use of derivative securities involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. To the extent the Fund uses these securities, they may be exposed to additional volatility and potential losses. The Adviser must use different skills and abilities to manage the increased risks associated with investments in derivative securities. A description of various risks associated with particular derivative securities is included in "INVESTMENT OBJECTIVES, POLICIES AND RISKS" in the Statement of Additional Information.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

         You can find additional information on the Fund's structure and its performance in the following documents:

         o ANNUAL/SEMIANNUAL REPORTS. While the Prospectus describes the Fund's potential investments, these reports detail the Fund's actual investments as of the report date. Reports include a discussion by the Fund's management of recent market conditions, economic trends, and strategies that significantly affected the Fund's performance during the reporting period.

         o STATEMENT OF ADDITIONAL INFORMATION ("SAI"). A supplement to the Prospectus, the SAI contains further information about the Fund, its Trustees and its investment restrictions, risks and polices.

         A current SAI for the Fund is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus. To obtain copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Fund, you may contact:

                             CMC Fund Trust
                             1300 S.W. Sixth Avenue
                             Portland, Oregon 97201
                             Telephone: 1-800-547-1037

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Fund is also on the SEC's Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's E-mail address at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.
SEC file number:  811-5857

                        CMC FIXED INCOME SECURITIES FUND
                          A PORTFOLIO OF CMC FUND TRUST


                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                             1300 S.W. Sixth Avenue
                                                   P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600


         This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and a portfolio of the Trust, CMC Fixed Income Securities Fund (the "Fund").

         This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated February 27, 2003 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.

                                TABLE OF CONTENTS

Description Of The Fund........................................................2
Management....................................................................29
Investment Advisory And Other Fees Paid To Affiliates.........................35
Portfolio Transactions........................................................37
Capital Stock And Other Securities............................................40
Purchase, Redemption And Pricing Of Shares....................................40
Custodian.....................................................................43
Independent Accountants.......................................................43
Taxes.........................................................................44
Yield And Performance.........................................................47
Financial Statements..........................................................50



                                February 27, 2003

--------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------
         The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are 20 portfolios established under the Trust: the Fund, CMC Short Term Bond Fund, CMC Small Cap Fund, CMC Small/Mid Cap Fund, CMC International Stock Fund, CMC International Bond Fund, CMC Strategic Equity Fund, CMC High Yield Fund, CMC Enhanced S&P 500 Index Fund, CMC Large Cap Growth Fund, CMC Large Cap Value Fund, CMC Mid Cap Value Fund, CMC Mid Cap Growth Fund, CMC Small Cap Growth Fund, CMC Small Cap Value Fund, CMC Emerging Markets Equity Fund, CMC Core Plus Bond Fund, CMC Government Bond Fund, CMC Corporate Bond Fund and CMC Mortgage and Asset-Backed Securities Fund. With the exception of the International Bond Fund, Mortgage and Asset-Backed Securities Fund and Core Plus Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser for the Fund is Columbia Management Company (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further discussion regarding the Adviser.

INVESTMENT OBJECTIVES, POLICIES AND RISKS
-----------------------------------------
         The investment objectives and principal investment strategies and policies of the Fund is described in the Prospectus. The Fund's investment objectives may not be changed without a vote of its outstanding voting securities. There is no assurance that the Fund will achieve its investment objectives. What follows is additional information regarding securities in which the Fund may invest and investment practices in which it may engage. To determine whether the Fund purchases such securities or engages in such practices, and to what extent, see the chart on page 27 of this Statement of Additional Information.

Corporate Debt Securities
-------------------------
         The Fund's investments in corporate debt securities is limited to corporate debt securities rated B or higher by Moody's and S&P, or, if unrated, are in the Adviser's opinion comparable in quality. These include corporate bonds, debentures, notes, convertible securities and other similar corporate debt instruments. The following is a description of the bond ratings used by Moody's and S&P. Subsequent to its purchase by the Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of bonds from a Fund's portfolio, but the Adviser will consider that event in its determination of whether a Fund should continue to hold such security in its portfolio.
--------------------------------------------------------------------------------

         BOND RATINGS. MOODY'S -- The following is a description of Moody's bond ratings:

         Aaa - Best quality; smallest degree of investment risk.

         Aa - High quality by all standards; Aa and Aaa are known as high-grade bonds.

         A - Many favorable investment attributes; considered upper medium-grade obligations.

         Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

         Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

         B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

         S&P -- The following is a description of S&P's bond ratings:

         AAA - Highest rating; extremely strong capacity to pay principal and interest.

         AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

         A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

         Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

         BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

         B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Convertible Securities
----------------------
         A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

         The convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Foreign Securities
------------------
         The Fund may invest up to 10% of its assets in foreign securities. Any of these securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

         Investing in foreign securities involve certain risks such as:

         o    interest rate risk
         o    credit risk
         o    exchange rate risk
         o    currency fluctuations
         o political, economic and social instability in the country of the issuer, such as expropriation of assets or nationalization of industries.

         As a result, securities held by the Fund may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. The prices of foreign securities denominated in foreign currency are affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in developing or less developed countries

(which are sometimes referred to as emerging markets), could cause rapid and extreme changes in the value of the Fund's assets. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where the Fund invests are not as politically or economically developed as the U.S. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Fund.

         In addition, a portion of the Fund's investments may be held in the foreign currency of the country where the investment is made. These securities are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency trends are unpredictable.

         Another risk of investing in foreign securities is that additional costs may be incurred in connection with the Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

         Securities traded in countries with emerging securities market may be subject to risks in addition to the risks typically posed by global investing due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and political and economic instability. Investments in these countries are subject to severe and abrupt price declines. Certain countries have experienced hyperinflation and devaluation of their currencies versus the U.S. dollar, which have adversely affected returns to U.S. investors. In addition, securities of issuers located in these markets may present credit, currency, liquidity, legal, political and other risks different from risks associated with investing in developed countries.

         The Fund may also invest in mortgage-backed securities issued or guaranteed by foreign government entities, and Brady Bonds, which are long-term bonds issued by government entities in developing countries as part of a restructuring of their commercial loans. A Brady Bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (usually in the U.S. dollar, however). They are often fully collateralized as to principal in U.S. Treasury zero coupon bonds. Even with this collateralization feature, however, Brady Bonds are often considered speculative, below investment-grade investments because the timely payment of interest is the responsibility of the issuing party (the foreign country or entity), and the value of the bonds can fluctuate significantly based on the issuer's ability or perceived ability to make these payments. Brady Bonds may be structured with floating rate or low fixed-rate coupons.

         Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

         Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         The Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Bank Obligations
----------------
         Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper
----------------
         Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

         Commercial Paper Ratings. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's respectively.

         Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Foreign Currency Transactions
-----------------------------
         The Fund may engage in foreign currency transactions either on a spot
(cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. The Fund may engage in these transactions to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of foreign securities. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust's custodian of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the portfolio from adverse currency movements, based on the Adviser's outlook, and the Fund might be expected to enter into such contracts in the following circumstances:

         LOCK IN. When management desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

         CROSS HEDGE. If a currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

         DIRECT HEDGE. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, or if the Adviser believes the portfolio may benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the bond.

         PROXY HEDGE. The Adviser might choose to use a proxy hedge, which is less costly than a direct hedge. In this case, the Fund, having purchased a bond, will sell a currency whose value is believed to be closely linked to the currency in which the bond is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of bonds denominated in the currency of the original holding. The type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and because the relationships can be very unstable at times.

         Forward contracts involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency moves may not occur exactly as the Adviser expected, so use of forward contracts could adversely affect the Fund's total return.

         COSTS OF HEDGING. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

         Hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund's dividend distribution and are not reflected in its yield. Instead these costs will, over time, be reflected in the Fund's net asset value per share.

         Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the "Code"). These provisions could result in an increase or decrease in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by that Fund are classified as capital gains or ordinary income.
U.S. Government Securities

         Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

         TREASURY OBLIGATIONS. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

         OBLIGATIONS OF AGENCIES AND INSTRUMENTALITIES. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.




Mortgage-Backed Securities and Mortgage Pass-Through Securities
---------------------------------------------------------------

         The Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their price volatility, affecting the price volatility of the Fund's shares.
         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.
         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There is no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/services and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.
Collateralized Mortgage Obligations ("CMOs")
--------------------------------------------
         The Fund may invest in CMOs, which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

         In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         The Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Other Mortgage-Backed Securities
--------------------------------
         The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities
-----------------------------
         The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with the Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities
------------------------------------
         Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.
Loan Participations and Assignments
-----------------------------------
         The Fund may purchase participations in loans to corporations or governments, including governments of less-developed countries. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower or government, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service such as Moody's or S&P.

         A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a borrower.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments in such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated.

         Loan participations and assignments may not be readily marketable and may be subject to restrictions on resale. Investments in loans through direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. If a loan is foreclosed, for example, the Fund could be come part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Lending of Portfolio Securities

         The Fund may lend securities to a broker-dealer or institutional investor for the investor's use in connection with short sales, arbitrage, or other securities transactions. Lending of the Fund's portfolio securities will be made (if at all) in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford the Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it. The principal risk of a transaction involving the lending of portfolio securities is the potential insolvency of the broker-dealer or, other borrower.

         Management of the Fund understands that it is the view of the Staff of the SEC that the Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100% collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.
         While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Derivative Instruments
----------------------

         In pursuing its investment objective the Fund may purchase and sell (write) both put options and call options on securities and securities indexes, and the Fund may enter into interest rate, and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of its overall investment strategies. In addition, the Fund may also purchase and sell foreign currency futures contracts and related options. The Fund may purchase and sell such foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund also may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may invest in structured notes. If other types of financial instruments, including other types of options, future contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective and does not violate the Fund's investment restrictions.

         The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

         The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values, or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

         OPTIONS ON SECURITIES AND INDEXES. The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
         An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
         The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets, in an amount equal to the contract value of the index, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. A call option is also covered if the Fund holds a call on the same security or index as the call written in which the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets that are determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees and that are equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written in which the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.

         If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Before the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. Before exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options when the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."
         RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
         During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, when a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without being exercised. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

         FOREIGN CURRENCY OPTIONS. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may invest in interest rate futures contracts and options thereon, and may also invest in foreign currency futures contracts and options thereon.

         An interest rate, foreign currency, or index futures contract provides for the future sale by one party and the future purchase by another party of a specified quantity of a financial instrument, foreign currency, or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including the S&P 500, the S&P Midcap 400, the Nikkei 225, the NYSE composite, U.S. Treasury notes, GNMA Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the French franc, the Swiss franc, the Mexican peso, and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

         The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Trust and the Fund avoid being deemed a "commodity pool" or a

"commodity operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations, and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in the value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options when the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. In general, the Fund intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures approved by the Board of Trustees, that when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets that are determined to be liquid by the Adviser in accordance with procedures approved by the Board of Trustees and that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based) or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures approved by the Board of Trustees and that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets that are determined to be liquid by the Adviser in accordance with procedures approved by the Board of Trustees and that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

         To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund's portfolio securities. Thus the use of a longer term security may require the Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted in the Fund's Prospectus.

         The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options, or forward contracts. See "Taxes."
         RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. Thus the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets, and the participation of speculators in such markets.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
         ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS THEREON. Many options on securities, futures contracts, options on futures contracts, and options on currencies purchased or sold by the Fund will be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.
When-Issued, Delayed Delivery and Forward Commitment Transactions
-----------------------------------------------------------------
         The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When-issued, delayed delivery or forward commitment transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When such purchases are outstanding, the Fund will segregate cash or other liquid assets, determined in accordance with procedures approved by the Board of Trustees, in an amount equal to or greater than the purchase price. The securities so purchased are subject to market fluctuation and at the time of delivery of the securities the value may be more or less than the purchase price. Generally, no income or interest accrues on the securities the Fund has committed to purchase prior to the time delivery of the securities is made. The Fund may earn income, however, on securities it has segregated. Subject to the segregation requirement, the Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis without limit. The Fund's net asset value may be subject to increased volatility if the Fund commits a large percentage of its assets to the purchase of securities on this basis.

Repurchase Agreements
---------------------
         The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Adviser. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities
-------------------
         No illiquid securities will be acquired by the Fund if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

         The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus not subject to the Fund's 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Adviser determines the liquidity of Rule
144A securities and, through reports from the Adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, the Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Dollar Roll Transactions
------------------------
         The Fund may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at an agreed price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.

         The Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions.

         Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

         The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security.

Borrowing
---------
         The Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As previously noted, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Short Sales
-----------
         The Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

         When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Adviser in accordance with procedures approved by the Board of Trustees. The Fund does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Investments in Small and Unseasoned Companies
---------------------------------------------
         Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may be regarded as speculative.

Zero Coupon and Pay-in-Kind Securities
--------------------------------------
         A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of their income to their shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

Duration and Portfolio Turnover
-------------------------------
         The Fund's average portfolio duration will vary based on the Adviser's forecast for interest rates. There is no limitation on the average portfolio duration for the Fund. Securities will be selected on the basis of the Adviser's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average portfolio duration of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired duration range. This may result in a greater level of realized capital gains and losses than if the Fund held all securities to maturity.

         A change in the securities held by a Fund is known as "portfolio turnover." The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the securities owned by a Fund during the particular fiscal year. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, such as brokerage commissions or dealer mark-ups and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains.

         CHART OF SECURITIES AND INVESTMENT PRACTICES
         Set forth below is a chart detailing the specific securities and investment practices for the Fund. Each of these practices is discussed in detail in the sections of this Statement of Additional Information preceding this chart.
                                                            CMC FISF
------------------------------------------------------- -----------------
Investment Grade Securities                                    +
------------------------------------------------------- -----------------
High Yield Securities                                          NF
------------------------------------------------------- -----------------
U.S. Government Securities                                     +
------------------------------------------------------- -----------------
Foreign Government Securities                                  O
------------------------------------------------------- -----------------
Domestic Bank Obligations                                      *
------------------------------------------------------- -----------------
Commercial Paper                                               *
------------------------------------------------------- -----------------
Mortgage Backed Securities                                     +
------------------------------------------------------- -----------------
CMOs                                                           +
------------------------------------------------------- -----------------
Asset Backed Securities                                        +
------------------------------------------------------- -----------------
Floating or Variable Rate                                      +
------------------------------------------------------- -----------------
Loan Transactions                                              O
------------------------------------------------------- -----------------
Options                                                        +
------------------------------------------------------- -----------------
Financial Futures                                              +
------------------------------------------------------- -----------------
Foreign Fixed Income Securities                                O
------------------------------------------------------- -----------------
Currency Contracts
------------------------------------------------------- -----------------
  Hedging                                                      O
------------------------------------------------------- -----------------
  Speculation                                                  O
------------------------------------------------------- -----------------
Repurchase Agreements                                          *
------------------------------------------------------- -----------------
Restricted/Illiquid (excluding 144A from definition          O, 10%
of illiquid)
------------------------------------------------------- -----------------
Convertible Securities                                         O
------------------------------------------------------- -----------------
Unseasoned/less than three years operating history             O
------------------------------------------------------- -----------------
Dollar Roll Transactions                                       O
------------------------------------------------------- -----------------
When-Issued Securities                                         O
------------------------------------------------------- -----------------
Zero Coupon/Pay in Kind                                        O
------------------------------------------------------- -----------------
Borrowing                                                      *
------------------------------------------------------- -----------------
         +    Permitted - Part of principal investment strategy
         X    Fundamental policy/not permitted
         O    Permitted - Not a principal investment strategy
         *    Temporary Investment or cash management purposes
         %    Percentage of total or net assets that fund may invest
         NF   Non-Fundamental policy - will not engage in

INVESTMENT RESTRICTIONS
-----------------------
         The following is a list of investment restrictions applicable to the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will the Fund's investment in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund.

The Fund may not:

         1. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

         2. Concentrate more than 25% of the value of its total assets in any one industry (the SEC takes the position that investments in government securities of a single foreign country represent investments in a separate industry for these purposes).

         3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

         4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies;(b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

         5. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as, the officers and directors of the Fund and of its adviser together own beneficially more than 5 % of any class of securities of the issuer.

         6. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

         7. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300%, (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and
(iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5% of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10% of the gross assets valued at cost of the Fund.

         8. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

         9. Invest in companies to exercise control or management.

         10. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

         11. Engage in short sales, except as permitted in this Statement of Additional Information.

         The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUND, INVESTMENTS HELD BY THE FUNDS" for a complete discussion of illiquid securities.
--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------
         The Trust is managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia Strategic Value Fund, Inc. and Columbia Technology Fund, Inc. since November 2000; Columbia National Municipal Bond Fund, Inc. since January 1999; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc. and Columbia Fixed Income Securities Fund, Inc. There are 35 portfolios in the Columbia Funds Complex overseen by each Trustee. The Columbia Funds Complex is composed of the 20 portfolios (including the Fund) of the Trust and the 15 Columbia Funds listed above.

    TRUSTEES AND OFFICERS
    ---------------------
    INTERESTED TRUSTEES AND PRINCIPAL OFFICERS:
    -------------------------------------------
                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND           OTHER
                                 POSITION(S)     TERM OF OFFICE                                      COMPLEX       DIRECTORSHIPS
                                  HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE              TRUST          TIME SERVED**      DURING PAST 5 YEARS***          TRUSTEE****     TRUSTEE
---------------------          -------------    ----------------    -------------------------      -----------   ---------------
J. Jerry Inskeep, Jr.*         Chairman and     Served for 37       Chairman and President              35            None
1300 S.W. Sixth Avenue         Trustee          Years               Columbia Funds and the
Portland, OR 97201                                                  Trust
(72 years old)

J. Kevin Connaughton*           Chief           Since December      Treasurer of Liberty Funds
245 Summer Street               Financial       2002                and Liberty All-Star Funds,
Boston, MA 02110                Officer                             Stein Roe Funds and Galaxy
(38 years old)                                                      Funds; Senior Vice
                                                                    President of Liberty Funds
                                                                    Group LLC. Prior to his
                                                                    current positions, Mr.
                                                                    Connaughton was Controller
                                                                    of Liberty Funds, Liberty
                                                                    All-Star Funds and Stein
                                                                    Roe Funds; Vice President
                                                                    of Liberty Funds Group LLC
                                                                    and Colonial Management
                                                                    Associates, Inc.; Senior
                                                                    Tax Manager, Coopers &
                                                                    Lybrand LLP.

Jeff B. Curtis*                 President and   Served for 3 Years  Managing Director,
1300 S.W. Sixth Avenue          Assistant                           Executive Vice President
Portland, OR 97201              Secretary                           and Chief Operating
(49 years old)                                                      Officer-West Coast of the
                                                                    Adviser. Prior to his current
                                                                    positions, Mr. Curtis was
                                                                    President, Senior Vice
                                                                    President and General
                                                                    Counsel of the Adviser.

Kathleen M. Griffin*            Vice President  Served for 3 Years  Vice President of Columbia
1300 S.W. Sixth Avenue                                              Financial Center
Portland, OR 97201                                                  Incorporated
(43 years old)

Richard J. Johnson*             Chief           Since January 2003  Head of Equities/Portland
1300 S.W. Sixth Avenue          Investment                          and Senior Vice President
Portland, OR 97201              Officer and                         of the Adviser; Chief
(44 years old)                  Senior Vice                         Investment Officer and
                                President                           Senior Vice President of
                                                                    Columbia Trust Company.
                                                                    Prior to his current
                                                                    positions with the Adviser,
                                                                    Mr. Johnson was Chief
                                                                    Investment Officer and Vice
                                                                    President of the Adviser.

Jeffrey L. Lunzer*              Vice President  Served for 3 Years  Vice President of the
1300 S.W. Sixth Avenue                                              Adviser. Prior to his
Portland, OR 97201                                                  current positions, Mr.
(42 years old)                                                      Lunzer was the Controller
                                                                    for the Fund. Before
                                                                    joining the Fund in 1998,
                                                                    Mr. Lunzer was Treasurer
                                                                    and Fund Officer of WM
                                                                    Group of Funds, a mutual
                                                                    fund company.

Joseph R. Palombo*              Vice President  Since January 2003  Chief Operating Officer and
245 Summer Street                                                   Director of the Adviser;
Boston, MA 02110                                                    Director of Columbia Financial
(50 years old)                                                      Center Incorporated;
                                                                    Vice President of Stein Roe
                                                                    Services, Inc.; Director of
                                                                    Colonial Advisory Services,
                                                                    Inc.; Director and
                                                                    Executive Vice President of
                                                                    Colonial Management
                                                                    Associates, Inc.; Director
                                                                    of Liberty Financial
                                                                    Advisors; Director of Alpha
                                                                    Trade, Inc.; Director of
                                                                    Liberty Funds Distributor,
                                                                    Inc.;  Executive Vice
                                                                    President and Chief
                                                                    Administrative Officer of
                                                                    Liberty Funds Group LLC;
                                       30

                                                                    Director of Liberty Funds
                                                                    Services, Inc.; Prior to
                                                                    these positions, Mr.
                                                                    Palombo was Managing
                                                                    Director of Putnam
                                                                    Investments.

Mark A. Wentzien*               Secretary       Served for 3 Years  Vice President of the
1300 S.W. Sixth Avenue                                              Adviser. Prior to his
Portland, OR 97201                                                  current positions, Mr.
(42 years old)                                                      Wentzien was Associate
                                                                    Counsel of the Adviser.

    DISINTERESTED TRUSTEES:
    -----------------------
                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND           OTHER
                                 POSITION(S)     TERM OF OFFICE                                      COMPLEX       DIRECTORSHIPS
                                  HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE              TRUST          TIME SERVED**      DURING PAST 5 YEARS***          TRUSTEE****     TRUSTEE
---------------------          -------------    ----------------    -------------------------      -----------   ---------------
James C. George                 Trustee         Served for 9 Years  Investment Consultant          35             None
1001 S.W. 5th Avenue
Suite 1100
Portland, OR 97204
(70 years old)

Charles R. Nelson               Trustee         Since January 2003   Van Voorhis                   35*****        None*****
Department of Economics                                              Professor, Department
University of Washington                                             of Economics,
Seattle, WA 98195                                                    University of
(60 years old)                                                       Washington;
                                                                     consultant on
                                                                     economic and
                                                                     statistical matters.

Patrick J. Simpson              Trustee          Served for 3 Years  Lawyer, Perkins Coie          35             None
1211 S.W. 5th Avenue                                                 LLP
Suite 1500
Portland, OR 97204
(58 years old)

Richard L. Woolworth            Trustee          Served for 12       Chairman/CEO, The             35             The Regence
100 S.W. Market St. #1500                        Years               Regence Group                                Group, Regence
Portland, OR 97207                                                                                                BlueCross
(61 years old)                                                                                                    BlueShield of
                                                                                                                  Oregon; NW
                                                                                                                  Natural, a
                                                                                                                  natural gas
                                                                                                                  service provider

          * Interested person as defined by the 1940 Act. Mr. Inskeep is deemed interested because he is affiliated with the Adviser.

         ** Each trustee serves for an indefinite term in accordance with the current Bylaws of the Trust until the date a trustee resigns, retires or is removed in accordance with the Bylaws of the Trust.

        *** All of the officers of the Fund are employees and officers of the Adviser and/or its affiliates. Only principal occupations are listed.

       **** Each trustee is also a director of the 15 Columbia Funds, each an open-end management investment company also advised by the Adviser.

      ***** Mr. Nelson serves as an independent trustee of the funds in the Liberty Funds Complex, which are advised and distributed by affiliates of the Adviser, currently consisting of 118 funds.

Board of Trustees
-----------------

         The Trustees of the Trust are responsible for overseeing decisions relating to the investment policies and objectives of the Fund. The Trust hires other parties who are responsible for the day-to-day operations of the Fund, such as the Adviser, transfer agent and custodian. The Trustees meet quarterly to review the Fund's investment policies, performance, expenses, and other business matters.

         The Trust established an Audit Committee in January 2002. The Audit Committee will consider and engage, on an annual basis, the Fund's independent auditors, review with management and the independent auditors the financial statements included in the Trust's Annual Report to Shareholders, and generally oversee the audit process. The Audit Committee is composed of the Trust's four disinterested trustees (Messrs. George, Simpson, Nelson and Woolworth). The Audit Committee held one meeting during the fiscal year ended October 31, 2002.

         In addition, the Trust adopted a nominating policy in January 2002 under which the disinterested trustees of the Trust are responsible for selecting and nominating candidates for election to serve as trustees. The disinterested trustees will not consider nominees recommended by Fund shareholders.

         The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2002 of (i) the Fund and (ii) all of the funds in the CMC Funds Family of Investment Companies:

                                                                                            Aggregate Dollar Range of Equity
                                                                                            Securities in Portfolios Overseen
                                                                                                 by Trustee in CMC Funds
Interested Trustee               Dollar Range of Equity Securities in the Fund               Family of Investment Companies
------------------               ---------------------------------------------              ---------------------------------
J. Jerry Inskeep, Jr.                                   None                                             None


Disinterested Trustee
---------------------

James C. George                                         None                                             None
Patrick J. Simpson                                      None                                             None
Richard L. Woolworth                                    None                                             None

* Charles R. Nelson was not serving as Trustee as of December 31, 2002.

         As of December 31, 2002, none of the disinterested Trustees or members of their immediate families owned any securities of the Adviser or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser.
Approval of Investment Advisory Contract
----------------------------------------
         The Fund has entered into an investment advisory contract with the Adviser. The investment advisory contract is subject to annual approval by a majority of disinterested Trustees. The existing contract for the Fund was considered and approved by the independent Trustees at an in-person meeting held in April 2002. In determining the reasonableness of the advisory fees under the contract, the Trustees considered several factors, including:

         o The nature and quality of services provided to the Fund's shareholders,
         o    The profitability of the advisory contract for the Adviser,

         o Fall-out benefits realized by the Adviser from service as adviser to the Fund,
         o    A comparison of the fee structures of other mutual funds, and
         o The existence of economies of scale with respect to the provision of investment advice to the Fund.

         In reviewing the quality of services provided by the Adviser, the Trustees examined the performance of the Fund compared to other mutual funds with similar investment objectives and against one or more securities indices that were considered appropriate. Performance for the quarter end and one year periods were reviewed as well as ratings from Lipper Inc., placing emphasis on the one-year results, which analysis reflected performance superior to that of the average fund in its category. At the time the advisory contracts were renewed, the Fund had been operating for only eighteen months and, accordingly, much less emphasis was placed on its performance. In addition, the Trustees assessed the day-to-day management of the Fund, reviewing information provided at the meeting at which the contract was approved and at earlier meetings during the fiscal year. The trustees considered the quality of the administrative services to be provided by the Adviser to the Fund and the financial and other resources of the Adviser and its parent companies.

         The Trustees reviewed overall expense ratios of the Fund, including the aggregate expenses of each Fund to its net assets, as well as several individual expense items to the Fund's net assets such as the management fee, transfer agent fee, and custodian fee.

         The Trustees reviewed data related to the profitability of the Adviser with respect to its contract with the Fund. The trustees considered the additional benefits to the Adviser as a result of its relationship with the Fund, including soft dollar benefits. The trustees also considered the benefits to affiliates of the Adviser as the result of its management of the Fund, including Columbia Trust Company, which prior to October 18, 2002 served as transfer agent for the Fund, Liberty Funds Services, Inc., the Fund's transfer agent, Colonial Management Associates, Inc., the Fund's administrator, and certain brokerage firms affiliated with the Adviser which executed trades for the Fund from time to time.

         After considering these and other factors and the Fund's specific circumstances, the Trustees concluded that the Fund's advisory contract with the Adviser was reasonable for the Fund and in the best interests of shareholders. During their deliberations, the trustees requested from the Adviser all information reasonably necessary for the trustees to evaluate the advisory contract for the Fund. The disinterested trustees were also assisted by, and met separately with, their independent counsel.

         See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser and each Fund's investment advisory contract.

Trustee Compensation
--------------------
         Each disinterested Trustee receives an annual aggregate fee of $30,000 for his services as a trustee of the Trust and a director of the Columbia Funds, plus an additional $4,000 for each regular board meeting attended and $1,000 for each special board meeting attended, and is reimbursed for expenses incurred in attending all meetings. Each Trustee also receives $500 for each Board committee meeting in which the trustee participates. Each Trustee serving on Audit Committee (other than the chairman of the Audit Committee) is entitled to an additional annual aggregate fee in the amount of $1,000 for his services in this capacity, and the Chairman of the Audit Committee is entitled to an aggregate fee in the amount of $2,000. Mr. Inskeep is an interested trustee and receives no compensation from the Trust. None of the trustees receives any form of pension or retirement benefit compensation from the Trust or the Funds. One-third of the foregoing Trustees' compensation and reimbursed expenses are allocated equally among the portfolios of the Trust and the Columbia Funds, and the remaining Trustees' fees and expenses are allocated in proportion to such fund's average daily net assets for the preceding fiscal quarter. No officer of the Trust received any compensation from the Trust in 2002.

         The following table sets forth the compensation received by disinterested trustees of the Trust for the fiscal year ended October 31, 2002.

                                                               TOTAL COMPENSATION FROM THE TRUST AND
    TRUSTEE              AGGREGATE COMPENSATION FROM TRUST           COLUMBIA FUNDS COMPLEX*
--------------------     ---------------------------------     -------------------------------------
Richard L. Woolworth              $9,208                                    $57,000
James C. George                   $9,208                                    $57,000
Patrick J. Simpson                $9,208                                    $57,000
Charles R. Nelson**                 $0                                      $22,182

*Information for total compensation from the Trust and the other funds in the Columbia Fund Complex is for the calendar year ended December 31, 2002. Includes compensation Messrs. Woolworth, George and Simpson received as directors of the Columbia Funds advised by the Adviser. No Trustee served as Chair of the Audit Committee.

** Mr. Nelson was elected as a trustee of the Trust on January 27, 2003 and received no compensation from the Trust in 2002. Mr. Nelson was elected as a director of each of the Columbia Funds in July 2002.

         At January 31, 2003, officers and directors of the Fund, in the aggregate, owned of record or beneficially less than 1% of the total outstanding shares of the Fund.

         At January 31, 2003, to the knowledge of the Trust, the following persons owned of record or beneficially more than 5% of the outstanding shares of the Fund:
                                                       Shares Beneficially Owned
 Name and Address                                         At January 31, 2003
 ----------------
 Local Union 191 IBEW Joint Trust Funds                930,340         (34.58%)
 Benefit Solutions, Inc.
 3400 188th Street SW, Suite 601
 Lynnwood, WA  98037

 The Sherwood Trust                                    451,213         (16.77%)
 7 West Main
 Walla Walla, WA  99362

 Teamsters Local #142 Pension Fund                     244,410          (9.08%)
 1300 Clark Road
 Gary, IN  46404

 Centurytel, Inc. Hourly Pension Trust                 182,643          (6.79%)
 100 Century Park Drive
 Monroe, LA  71203

 John L. Wobig, M.D.                                   181,160          (6.73%)
 9200 N.W. Leahy Road
 Portland, OR  97229

         As defined by SEC rules and regulations, Local Union 191 Pension Fund is a "control person" of the Fund, since it owns over 25% of the voting securities of the Fund. The fact that it owns over 25% of the Fund's voting securities means it may be able to impact the outcome of any matter in which shareholders are asked to vote.
--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------
         The investment adviser to the Fund is Columbia Management Company (the "Adviser"). The Adviser has entered into an investment contract with the Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest.

         The Adviser provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

         For its services provided to the Fund, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of 0.35 of 1% of its daily net assets. Advisory fees paid by the Fund to the Adviser were $98,596, $78,717, and $4,796 for fiscal years 2002, 2001, and from September 1, 2000 (inception) through October 31, 2000, respectively. The Adviser has agreed to reimburse the Fund to the extent total fund operating expenses exceed 0.40%. For the fiscal year ended October 31, 2002, if the Adviser had not agreed to reimburse the Fund for such expenses, total fund operating expenses for the Fund would have been 0.56%.

Transfer Agent Agreement
------------------------
         Liberty Funds Services, Inc. ("LFS") acts as transfer agent and dividend crediting agent for the Fund. Its address is P.O. Box 8081, Boston, MA 02266-8081. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. The Trust pays LFS a per account fee of $2.27 per month for each shareholder account with the Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month. In addition, the Trust pays LFS for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between LFS and the Trust and reimburses LFS for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The arrangement with LFS commenced October 20, 2002. As a result, the Fund only paid LFS a de minimis amount for the fiscal year ended October 31, 2002.

         Prior to October 2002, Columbia Trust Company, 1301 SW Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207, served as transfer agent and dividend crediting agent for the Fund. The Trust paid Columbia Trust Company a per account fee of $1 per month for each shareholder account with the Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month for the Fund. In addition, the Trust paid Columbia Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between Columbia Trust Company and the Trust and reimbursed Columbia Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $18,000 on behalf of the Fund to the Trust Company for services performed for fiscal year 2002 under the transfer agent agreement with the Fund.

Pricing and Bookkeeping Agreement
---------------------------------
         The Fund has retained Colonial Management Associates, Inc. ("CMA") to perform certain administrative services for the Fund pursuant to a Pricing and Bookkeeping Agreement (the "Agreement"). Under the terms of the Agreement, CMA
(a) provides fund accounting oversight of State Street Bank and Trust, who provides the daily fund accounting services; (b) maintains and preserves in a secure manner the accounting records of the Fund; (c) provides fund administration, including daily prospectus, investment restrictions and Investment Company Act of 1940 compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, financial reporting and board reporting; and (d) provides disaster planning. CMA is an affiliate of CMC. The Fund is not charged a fee for these services.

         Columbia Financial Center Incorporated ("Columbia Financial"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Adviser, is the principal underwriter for the Fund, and is authorized under a distribution agreement with CMC Fund Trust to sell shares of the Fund. Columbia Financial does not charge any fees or commissions to the Fund or to investors of the Fund for the sale of shares of the Fund.

         The Adviser is a wholly owned direct subsidiary of Columbia Management Group ("CMG"). LFS, the Fund's transfer and dividend crediting agent, is a wholly owned direct subsidiary of Liberty Funds Group LLC, which is owned by CMG. Both the Adviser and LFS are indirect wholly owned subsidiaries of FleetBoston Financial Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.
--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------
         The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

         There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such brokerage commissions vary among different brokers, and a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

         Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where fees or commissions are involved. Additional factors considered in the process of selecting a broker-dealer to execute a transaction include: (i) professional capability of the executing broker-dealer and the value and quality of the services provided by the broker-dealer; (ii) size and type of the transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security purchased or sold; (v) the broker-dealer's execution efficiency and settlement capability; (vi) the executing broker-dealer's stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission. Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts.

         Allocation of transactions to obtain research services for the Adviser enables the Adviser to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Adviser by the Fund would not be reduced as a result of the receipt of such information and services by the Fund. The receipt of research services from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to a Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Fund. As permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of undisclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         The Adviser may use research services provided by, and place agency transactions with, affiliated broker-dealers if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate of the Adviser is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

         Investment decisions for the Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Adviser may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis. When the Fund participates in an aggregated order, it participates at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Adviser may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

         Certain employees of the Adviser are also employees of affiliated investment advisors ("Shared Employees") within Columbia Management Group, the Adviser's direct owner. As a result of these arrangements, Shared Employees may provide investment advisory, trading and other investment services for client accounts of the Adviser and one or more other affiliated investment advisers. Columbia Management Group has determined that these Shared Employee arrangements promote more efficient use of internal resources and are in the best interests of clients on an overall basis.

         The Adviser is responsible for ensuring compliance by Shared Employees with all investment guidelines, compliance policies and procedures, and applicable rules and regulations while Shared Employees are acting for the Adviser's clients.

         The Adviser and its affiliated advisers maintain policies reasonably designed to ensure fairness for all clients with accounts served by Shared Employees. The Adviser will monitor all Shared Employee arrangements to ensure that these arrangements continue to be in the best interest of clients considering the potential disadvantages.

         The Adviser's investment personnel will share general and specific investment information with affiliated investment advisers. Information is shared at periodic meetings of investment teams, by distribution of formal recommendations by investment analysts, and through informal discussions among investment personnel.

         The Adviser will also share with affiliated advisers research products and services provided by broker-dealers through whom the Adviser effects transactions for client accounts, and whom the adviser may cause to receive higher commissions from the

Adviser's clients in recognition of the provision of such products and services. The research products and services shared will assist the Adviser and its affiliated advisers in providing investment management services generally to their clients, but may not necessarily assist with the management for any particular client or clients of the Adviser, including the Fund. As a result of this policy, trades effected on behalf of the Adviser's clients may benefit affiliated advisers and their clients, and trades effected on behalf of clients of affiliated advisers may benefit the Adviser and its clients.

         The use of multiple trading locations could result in the Adviser and its affiliates competing against each other in the market. The Adviser's clients could receive less attractive prices for trades than clients of an affiliated adviser, and in certain cases client orders may be unfilled or only partially filled due to the orders for clients of an affiliated adviser. To the extent separate trading locations are used, clients of the Adviser and its affiliates will not realize efficiencies associated with aggregating orders, such as more favorable pricing for larger volume trades, for all Columbia Management Group companies.

         Where practical, transactions for accounts of the Adviser and one or more affiliated advisers for which a Shared Employee has investment discretion will be coordinated from each trading location. In these cases, a single broker will be used to execute the trade on behalf of each adviser's accounts. This practice may at times result in an increase in the time period it takes to fill a particular client's trade order, due to increased time for processing the trade or due to share allocations, and may lead to a smaller allocation for a client.

         The Trust, the Adviser and principal underwriter for the Fund have adopted a Code of Ethics (the "Ethics Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Ethics Code does not prohibit employees from purchasing securities that may be held or purchased by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients, or take unfair advantage of their relationship with the Adviser. The specific standards in the Ethics Code include, among others, a requirement that all trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U.S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Ethics Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Ethics Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.

         The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Ethics Code and the Insider Trading Policy.
--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
         The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Fund, CMC Small Cap Fund, CMC Small/Mid Cap Fund, CMC High Yield Fund, CMC International Stock Fund, CMC International Bond Fund, CMC Short Term Bond Fund, CMC Strategic Equity Fund, CMC Enhanced S&P 500 Index Fund, CMC Large Cap Growth Fund, CMC Large Cap Value Fund, CMC Mid Cap Value Fund, CMC Mid Cap Growth Fund, CMC Small Cap Growth Fund, CMC Small Cap Value Fund, CMC Emerging Markets Equity Fund, CMC Core Plus Bond Fund, CMC Government Bond Fund, CMC Corporate Bond Fund and CMC Mortgage and Asset-Backed Securities Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of each Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of each Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

         Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.
--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
PURCHASES
---------
         Investments in the Fund are made directly by institutional buyers or by the Adviser in its role as discretionary investment adviser for a portion of the shareholder's assets. However, with respect to assets of an investment advisory client of the Adviser invested in a Fund, that client will pay no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).

         If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of a Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U.S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of a Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U.S. Department of Labor in the Exemption.

         The second, independent fiduciary that must approve investments in the Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of the Adviser as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

         The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------
         Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of a Fund and the right of redemption for any period (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (2) when trading on the New York Stock Exchange is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The New York Stock Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

         The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash (up to the lesser of $250,000 or 1% of the net asset value of the Fund). A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------
         The net asset value per share of the Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

         The Fund's portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at a price between the representative bid and asked quotations obtained from a third party pricing service. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value.

         Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the price is not available on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund's NAV calculation. In the case of such foreign security, if an event that is likely to materially affect the value of a portfolio security occurs between the time the foreign price is determined and the time a Fund's NAV is calculated, it may be necessary to revalue the security in light of that event. Such a determination would be made by the Fund's valuation committee using procedures approved by the Board of Trustees.

         Certain fixed income securities for which daily market quotations are not readily available from a pricing service, or for which the Adviser believes accurate quotations have not been received from such pricing service, may be priced by dealers selected by the Adviser or pursuant to formulas created by the Adviser, all pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee established by the Adviser.

Determinations made by the Valuation Committee are reported to and reviewed by the Board of Trustees.
--------------------------------------------------------------------------------
                                    CUSTODIAN
--------------------------------------------------------------------------------
         The Fund's Custodian, for both domestic and foreign securities, is State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02101. The Custodian holds all securities and cash of the Fund, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of the Fund, and performs other administrative duties, all as directed by authorized officers of the Adviser. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

         Portfolio securities purchased in the United States are maintained in the custody of the Fund's Custodian. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund has been approved by the Board of Trustees or, in the case of foreign securities, at the discretion of the Board of Trustees, by Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

         The Adviser determines whether it is in the best interest of the Fund and its shareholders to maintain the Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding the Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgements against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodian arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.
--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
         PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------
Federal Income Taxes
--------------------
         The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code (the "Code"). The Fund believes it satisfies the tests to qualify as a regulated investment company.

         To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90% Test"); and

         (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

         The Trust currently has 20 portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat the fund as a separate corporation (provided that each fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

         A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

         If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

         Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions from the Fund are unlikely to qualify for the dividends-received deduction for corporate shareholders because the income of the Fund consists largely or entirely of interest rather than dividends. Distributions of any excess of net long-term capital gain over net short-term capital loss from the Fund are ineligible for the dividends-received deduction.

         Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund less than six months from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. The Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

         A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

         If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

         A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

         The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

         FUTURES CONTRACTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS. For purposes of the 90% Test, foreign currency gains that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

         Some of the options, futures contracts, forward contracts and swap agreements used by the Fund may be "Section 1256 contracts." Any gain or loss on
Section 1256 contracts generally is treated as long-term capital gain or loss to the extent of 60% of such gain or loss, and short-term capital gain or loss to the extent of 40% of such gain or loss. (Special rules in Section 988 of the Code may require certain foreign currency gain or loss from such contracts to be treated as ordinary gain or loss.) Also, Section 1256 contracts held by the Fund at the end of each taxable year generally are "marked to market," so that the Fund may be required to recognize income with respect to unrealized gain or loss.

         Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund may be considered "straddles." Section 1092 of the Code defines a "straddle" as offsetting positions with respect to personal property. The Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gain or loss realized by the Fund. In addition, loss realized by the Fund on positions that are part of a straddle may be deferred, rather than taken into account in the tax year when realized. The Fund may make one or more elections available under the Code with respect to straddles. An election may affect the amount, character or timing of the recognition of gain or loss from the affected straddle positions. For example, the mark-to-market requirement under Section 1256 does not apply to certain hedging transactions that the Fund identifies, or to certain straddles with respect to which the Fund makes an election.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes and interest charges on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.

State Income Taxes
------------------
         The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------
         The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of an investment in any of the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.
--------------------------------------------------------------------------------
                              YIELD AND PERFORMANCE
--------------------------------------------------------------------------------
         The Trust may from time to time advertise or quote current yield and total return performance for the Fund. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

30-Day Yield Quotation
----------------------
         Current yield of the Fund is calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:

                  Yield = 2 [(a-b + 1)^6 - 1]
                              ---
                               cd

         Where:       a   =    dividends and interest earned during the period.

                      b   =    expenses accrued for the period.

                      c   =    the average daily number of shares
                               outstanding during the period that were
                               entitled to receive dividends.

                      d   =    the maximum offering price per share on the last
                               day of the period.

         The Fund uses generally accepted accounting principles in determining its income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid. The current yield of the Fund for the 30-day period ended October 31, 2002 was 4.72%.

Average Annual Total Return
---------------------------
         The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1+T)^n  =  ERV

         Where:            P     =   a hypothetical initial payment of $1000

                           T     =   average annual total return

                           n     =   number of years

                           ERV   =   ending redeemable value of a
                                     hypothetical $1000 payment made at
                                     the beginning of the 1, 5, and
                                     10-year periods (or a fraction
                                     portion thereof)

Average Annual Total Return After Taxes on Distributions
--------------------------------------------------------
         The Trust may publish average annual returns (after taxes on distributions) quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                      P(1+T)^n  =  ATVD

         Where:       P       =       a hypothetical initial payment of $1000

                      T       =       average annual total return (after taxes
                                      on distributions)

                      n       =       number of years

                      ATVD    =       ending redeemable value of a
                                      hypothetical $1000 payment made at
                                      the beginning of the 1, 5, or
                                      10-year periods at the end of the 1,
                                      5, or 10-year periods (or fractional
                                      portion), after taxes on fund
                                      distributions but not after taxes on
                                      redemption

Average Annual Total Return After Taxes on Distributions and Redemption
-----------------------------------------------------------------------
         The Trust may publish average annual return quotations (after taxes on distributions and redemption) for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                      P(1+T)^n  =  ATVDR

         Where:       P       =      a hypothetical initial payment of $1000

                      T       =      average annual total return (after taxes
                                     on distributions and
                                     redemption)

                      n       =      number of years

                      ATVDR   =      ending redeemable value of a
                                     hypothetical $1000 payment made at
                                     the beginning of the 1, 5, or
                                     10-year periods at the end of the 1,
                                     5, or 10-year periods (or fractional
                                     portion), after taxes on fund
                                     distributions and redemption.


         Average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and redemption ("total return figures") may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value and the value after taxes on distributions. If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 2002 the average annual return for the Fixed Income Securities Fund for the 1-year period and since inception (September 1, 2000) was 3.97% and 9.26%, respectively.

         The Fund may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance.) These ranking services and publications may rank the performance of the Fund against all other funds over specified categories.

         The Fund may also compare its performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, and NASDAQ stock indices and the Lehman Brothers, Merrill Lynch and Lipper Analytical bond indices. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.

         The Fund may also compare its performance to other income producing securities such as (i) money market funds; (ii) various bank products (based on average rates of banks and thrift institution certificates of deposit, money market deposit accounts, and NOW accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Fund other than their yields, some of which are summarized below.

         The yield of each of the Fund is not fixed and will fluctuate. The principal value of your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit accounts and NOW accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.
--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
         The Fund's most recent Annual Report to shareholders. The financial statements, accompanying notes and report of independent accountants appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                                               File No. 33-30394
                                               Under Rule 497(c) of Regulation C

             CMC SHORT TERM BOND FUND PROSPECTUS, February 27, 2003
                     Advised by Columbia Management Company





         The CMC Short Term Bond Fund (the "Fund") is a portfolio of CMC Fund Trust. The Fund seeks to provide investors a high level of current income, consistent with stability of principal by investing primarily in high quality, short term fixed income securities.















         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
INFORMATION ABOUT THE FUND....................................................3
        Investment Goal.......................................................3
        Principal Investment Strategies.......................................3
        Risk Factors..........................................................4
        Performance History...................................................5
        Your Expenses.........................................................6
        Financial Highlights..................................................8
MANAGEMENT....................................................................9
INFORMATION ABOUT YOUR INVESTMENT.............................................9
        Your Account..........................................................9
                Buying Shares.................................................9
                Selling Shares................................................10
                Pricing of Shares.............................................11
        Distributions and Taxes...............................................11
                Income and Capital Gain Distributions.........................11
                Tax Effect of Distributions and Transactions..................11
MORE ABOUT THE FUND...........................................................12
        Investment Strategy...................................................12
        Other Risks...........................................................14
                Mortgage Related Securities and CMOs..........................15
                Asset Backed Securities.......................................15
FOR MORE
INFORMATION...................................................................15

--------------------------------------------------------------------------------
INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL
---------------
What is the Fund's Goal?

         The Fund seeks to provide investors a high level of current income consistent with a high degree of stability of principal.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
What investment strategies does the Fund use to pursue this goal?

         The Fund intends to invest primarily in high quality, short term fixed income securities. The Fund's average portfolio duration will not exceed three years. Under normal conditions, the Fund will invest at least 80% of its total assets in:

              o Obligations of the U.S. Government, its agencies or instrumentalities
              o Corporate debt securities rated either AAA, AA, A or BBB by Standard and Poor's, Inc. ("S&P") or Aaa, Aa, A or Baa by Moody's Investor Services, Inc. ("Moody's")
              o Unrated fixed income securities judged to be of comparable quality to the securities listed above

         To achieve its investment objective of a high level of current income consistent with a high degree of stability of principal, at least 50% of the Fund's assets will be invested in:

              o Obligations of the U.S. Government, its agencies or instrumentalities
              o Corporate debt securities rated in the two highest ratings categories by S&P (AAA or AA) or Moody's (Aaa or Aa)

--------------------------------------------------------------------------------
  A DESCRIPTION OF CORPORATE DEBT SECURITIES RATINGS IS CONTAINED IN THE FUND'S
                  STATEMENT OF ADDITIONAL INFORMATION.
--------------------------------------------------------------------------------

         In selecting securities for the Fund, Columbia Management Company, the investment adviser for the Fund ("CMC" or "Adviser"), conducts an ongoing evaluation of the economic and market environment to determine the emphasis to be placed by the Adviser on the different types of securities and sectors in which the Fund may invest (for example, corporate bonds, Treasuries or mortgage securities). The Adviser will also evaluate the desired levels of average quality, maturity and duration of the Fund's portfolio based upon the current economic and market environment. After selecting the types of securities and sectors and the desired level of quality, maturity and duration of the portfolio, the Fund conducts intensive, fundamental and quantitative analysis to identify attractive securities within the target types of securities and sectors. This investment strategy is intended to give CMC a better understanding of the long-term prospects of particular securities and sectors, based on existing conditions in the investment environment. In this way, the Adviser strives to anticipate and act upon market change, understand its effect on the potential risk and reward of Fund securities and thereby generate consistent, competitive results over the long-term.

RISK FACTORS
------------
What are the principal risks of investing in the Fund?

         The fixed income securities held in the Fund's investment portfolio are subject to interest rate risk and credit risk, both of which could impact the total return you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.

         INTEREST RATE RISK refers to the possibility that the value of the Fund's investments will decline due to an increase in interest rates.

--------------------------------------------------------------------------------
        When interest rates go up, the value of the Fund's portfolio will likely decline because fixed income securities in the portfolio are paying a lower interest rate than what investors could obtain in the current market. When interest rates go down, the value of the Fund's portfolio will likely rise,
        because fixed income securities in the portfolio are paying a higher interest rate than newly issued fixed income
        securities.
--------------------------------------------------------------------------------

The amount of change in the value of the Fund's portfolio depends upon several factors, including the maturity date of the fixed income securities in the portfolio. In general, the price of fixed income securities with longer maturities are more sensitive to interest rate changes than the price of fixed income securities with shorter maturities.

         CREDIT RISK refers to the ability of the issuer of the bond to meet interest and principal payments when due. Although the Fund intends to invest primarily in high-quality, short term fixed income securities, the Fund may invest in lower-rated securities, primarily securities rated BBB by S&P or Baa by Moody's. Securities rated BBB by S&P or Baa by Moody's are neither highly protected nor poorly secured. These securities normally pay higher yields, but involve potentially greater price variability than higher-quality securities. These securities are regarded as having adequate capacity to repay principal and pay interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to do so.

--------------------------------------------------------------------------------
        By concentrating on short term, high quality fixed income
        securities, the Fund offers less current yield than securities of lower quality (rated below BBB/Baa) or longer maturity.
        Lower quality securities, however, are generally less liquid. Furthermore, lower quality securities and securities with longer maturities tend to have greater credit risk and
        interest rate risk; consequently longer term, lower quality securities generally exhibit more price volatility.
--------------------------------------------------------------------------------

         See "MORE ABOUT THE FUND" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.

PERFORMANCE HISTORY
-------------------
How has the Fund historically performed?

         The bar chart and table below illustrate the Fund's annual returns as well as its long-term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year. The table compares the Fund's performance over time (before and after taxes) to that of a broad market index. Both the bar chart and the table assume the reinvestment of dividends and distributions. The Fund's historical performance does not indicate how the Fund will perform in the future.

                              SHORT TERM BOND FUND

                 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR

                                   [BAR GRAPH]

                1999            2000            2001            2002
                ----            ----            ----            ----
                2.60%           9.57%           8.50%           4.91%


         BEST QUARTER:                                  3Q '01        3.84 %
         WORST QUARTER:                                 4Q '02       -0.05 %
         -------------------------------------------- ----------- --------------

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                                                        SINCE
                                                                      INCEPTION
                                                         1 YEAR        (2/2/98)
         -------------------------------------------- ------------- ------------
         CMC SHORT TERM BOND FUND                         4.91%          6.43%
           RETURN AFTER TAXES ON DISTRIBUTIONS            2.92%          3.98%
           RETURN AFTER TAXES ON DISTRIBUTIONS
             AND SALE OF FUND SHARES                      2.99%          3.91%
         -------------------------------------------- ------------- ------------
         MERRILL 1-5 GOV'T/CORP. BOND INDEX(1)            7.92%          6.97%

          The Fund's inception date is February 2, 1998 and index performance is from January 31, 1998.

          (1)The Merrill Lynch 1-5 Government/Corporate Bond Index is an unmanaged index that uncludes all U.S. government debt with at least $100 million face value outstanding, as well as investment-grade rated corporate debt with at least $100 million face value outstanding, with a maturity between 1-5 years. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or the expenses of investing.

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).
YOUR EXPENSES
-------------
What expenses do I pay as an investor in the Fund?

         The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of Fund assets and are therefore reflected in the share price.

--------------------------------------------------------------------------------
         The fund has no sales charge (load) or 12b-1 distribution fees.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Fee Table
       SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY                 None
       FROM YOUR INVESTMENT)

       ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
       ARE PAID OUT OF FUND ASSETS)

                Management Fees                                         0.25%
                Distribution and/or Service (12b-1) Fees                None
                Other Expenses                                          0.25%(1)

                                 Total Fund Operating Expenses          0.50%
                                 Expenses Reimbursement                 0.05%(2)
                                 Net Expenses                           0.45%

       (1) Other expenses include an administrative fee paid by each shareholder of the Fund for specialized reports provided by the Adviser or its affiliate analyzing the Fund's portfolio and performance, market conditions and economic indicators. For these services, each shareholder pays the Adviser or its affiliate an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee ranges from 0.05% to 0.20%. The maximum fee of 0.20% has been included in the Fee Table, although this amount is paid individually by each shareholder instead of out of fund assets.

       (2) For the fiscal year ended October 31, 2002, CMC contractually agreed to reimburse the Fund for all ordinary expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses at 0.25%(not including the administrative fee). CMC has agreed to continue this reimbursement through the fiscal year ending October 31, 2004.
--------------------------------------------------------------------------------
       Expense Example

       This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

        1 Year               3 Years             5 Years            10 Years
        ------               -------             -------            --------
         $26                  $80                 $141               $319

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
         The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total return in the table represents the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP.

                    SHORT TERM BOND FUND

                                                                YEAR ENDED                             PERIOD ENDED
                                                                OCTOBER 31,                             OCTOBER 31,
                                                ---------------------------------------------------   ---------------
                                                    2002         2001        2000         1999         1998 (a)(b)
                                                    ----         ----        ----         ----         -----------
NET ASSET VALUE, BEGINNING OF PERIOD ..............$12.00       $12.41      $11.73       $11.72          $12.09
                                                   ------       ------      ------       ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............................0.59(c)(d)   0.76        0.77         0.72            0.54
Net realized and unrealized gains (loss)
  on investments....................................(0.22)(d)    0.68        0.01        (0.37)           0.09
                                                   ---------     ----        ----        ------           ----
     Total from investment operations...............0.37         1.44        0.78         0.35            0.63
                                                    ----         ----        ----         ----            ----

LESS DISTRIBUTIONS:
Dividends from net investment income................(0.63)      (0.76)      (0.77)       (0.72)          (0.54)
Distributions from capital gains....................  -           -           -          (0.00)(e)         -
                                                    -----       ------      ------       ---------       ------
     Total distributions............................(0.63)      (0.76)      (0.77)       (0.72)          (0.54)
                                                    ------      ------      ------       ------          ------

NET ASSET VALUE, END OF PERIOD......................$12.15      $12.41      $11.73       $11.72          $12.09
                                                    ======      ======      ======       ======          ======

TOTAL RETURN (F)....................................3.00%       12.62%       6.92%        2.96%          5.38%(g)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)............$140,757   $89,791     $82,809     $144,821         $42,692
Ratio of net expenses to average
net assets (h)......................................0.25%        0.25%       0.25%        0.25%           0.25%
Ratio of total expenses to average net assets
(h) ................................................0.30%        0.33%       0.33%        0.32%           0.38%
Ratio of net investment income to average
net assets..........................................4.73%(d)     6.27%       6.56%        6.22%           5.97%
Portfolio turnover rate............................. 132%          82%         86%         128%            132%

(a) The Fund commenced investment operations on February 2, 1998. (b) Ratios and portfolio turnover rates are annualized. Per share data was calculated using average shares outstanding.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.04, decrease net realized and unrealized loss per share by $0.04 and decrease ratio of net investment income to average net assets from 5.08% to 4.73%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e)  Rounds to less than $0.01 per share.
(f) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The investment adviser has contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the Fund's advisory fee, exceed 0.25% of the Fund's daily net assets. Expenses do not include an administrative fee paid to the adviser by each shareholder in an amount ranging between 0.05% and 0.20%, depending on the size of the shareholder account.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

         Columbia Management Company, the Fund's investment adviser (the "Adviser" or "CMC") and a wholly-owned subsidiary of Columbia Management Group, Inc. ("Columbia"), was established in 1969 and has its main office at 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other portfolios in the Trust. As of December 31, 2002, the Adviser and its affiliates managed over $145 billion in assets. For the fiscal year ended October 31, 2002, the Fund paid CMC a management fee, expressed as a percentage of average net assets, of 0.25%.

         Subject to the general supervision of the Trust's Board of Trustees, the Adviser is responsible for managing the Fund in accordance with their investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records. The Adviser also is responsible for managing the overall investment operations of the Fund.

         The Adviser's mutual funds and individual and institutional investment advisory businesses are part of the larger Columbia organization, which is a wholly owned subsidiary of FleetBoston Financial Corporation.

         CMC uses an investment team approach to analyze investment themes and strategies for the Fund. Members of the investment team are responsible for the analysis of particular industries and asset types and for recommendations on individual securities within those industries and asset types.

         Mr. Leonard A. Aplet and Mr. Richard R. Cutts have responsibility for implementing, on a daily basis, the investment strategies of the Fund. Mr. Aplet has had such responsibility since the Fund's inception in February 1998. Mr. Cutts assumed responsibility in January 2003. Mr. Aplet is a Managing Director of CMC, Head of Fixed Income/Portland and a Chartered Financial Analyst. Mr. Aplet served as Senior Vice President of the Adviser from April 2001 - February 2003 and as Vice President of the Adviser from 1990-April 2001 after joining the Adviser in 1987 as a portfolio analyst and member of the investment team. Previously, he was an employee of the Farmers Home Administration (1976-1985). Mr. Aplet received a BS from Oregon State University and a Master of Business Administration degree from the University of California at Berkely. Mr. Cutts is a Vice President of CMC and a Chartered Financial Analyst. Mr. Cutts has served as a portfolio manager for the Adviser since 1998 after joining the Adviser as a fixed income analyst. Previously he was the senior analyst specializing in mortgage-backed securities at a major national insurance company. Mr. Cutts received a BS frim University of Southern California and a Master of Business Administration degree from the University of San Diego in 1990.

--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

YOUR ACCOUNT
------------
Buying Shares

         Shares in the Fund are available for purchase by clients of CMC enabling them to invest in a diversified portfolio of high quality fixed income securities in a pooled environment, rather than purchasing securities on an individual basis. Each investor enters into an Administrative Services Agreement (an "Agreement") with CMC under which CMC agrees to provide certain shareholder services, including attendance at client meetings, preparation of a variety of client or shareholder reports, and performance of other administrative tasks. Each investor pays a fee under the Agreement that is expressed as a percentage of assets it has invested in the Fund.

This is in addition to any fees that CMC or any CMC affiliate may receive from the Fund for services rendered to the Fund.

         If you want to directly invest in the Fund, contact your CMC representative at 1-800-547-1037. In addition, CMC, in its role as discretionary investment adviser, may allocate a portion of a client's investment portfolio into the Fund. If such investment is for the benefit of an employee benefit plan, an independent fiduciary for a CMC client account, after careful review of this Prospectus, including the Fund's expenses and consistency with the client's written investment guidelines, must approve the investment in the Fund. Upon approving the investment, the independent fiduciary will authorize CMC to invest a portion of the client's portfolio in the Fund, at CMC's discretion, subject to limitations imposed by the independent fiduciary.

--------------------------------------------------------------------------------
         If CMC is considered to be a fiduciary of your assets, including the account with the Fund, under the Employee Retirement Income Security Act of 1974, certain conditions must be satisfied before assets may be invested in the Fund by CMC on your behalf. See the Statement of Additional Information for more detail.
--------------------------------------------------------------------------------

         The price for Fund shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Although the Fund has no policy with respect to initial or subsequent minimum investments, purchase orders may be refused at the discretion of the Fund.

Selling Shares
--------------
         You may sell shares at any time. Upon redemption you will receive the Fund's NAV next calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your CMC Representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

         You may also sell shares by exchanging from the Fund into shares of another fund in the Trust. To exchange by telephone, call your Columbia representative or call 1-800-547-1037.

         The Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

Pricing of Shares
-----------------
         The Fund uses market value to value its securities as quoted by dealers who are market makers in these securities or by an independent pricing service, unless the Adviser determines that a fair value determination should be made using procedures and guidelines established by and under the general supervision of the Fund's Board of Trustees. Market values are based on a price between the bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Debt securities with remaining maturities of less than 60 days will generally be valued based on amortized cost.

DISTRIBUTIONS AND TAXES
-----------------------
Income and Capital Gain Distributions
-------------------------------------
         Income dividends, consisting of net investment income, are declared daily and paid monthly by the Fund. All income dividends paid by the Fund will be reinvested in additional shares of the Fund at the net asset value on the dividend payment date, unless you have elected to receive the dividends in cash. If all of your shares in the Fund are redeemed, the undistributed dividends on the redeemed shares will be paid at that time. The Fund generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the distribution in cash.

Tax Effect of Distributions and Transactions
--------------------------------------------
         The dividends and distributions of the Fund are taxable to most investors, unless the shareholder is exempt from state or federal income taxes or your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income. In general, distributions occurring after January 1, 2003 and before December 31, 2003 are taxable as follows:

Taxability of Distributions

Type of                         Tax Rate for              Tax Rate for
Distribution                    15% Bracket or Lower      27% Bracket or Higher
------------                    --------------------      ---------------------

Income Dividends                Ordinary Income Rate      Ordinary Income Rate

Short Term Capital Gains        Ordinary Income Rate      Ordinary Income Rate

Long Term Capital Gains         10%                       20%
------------------------        --------------------      ---------------------
         The Fund expects that, as a result of its investment objective to achieve a high level of current income, its distributions will consist primarily of income dividends. Each year the Fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

         The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Adviser is the same as a sale.

--------------------------------------------------------------------------------
         Your investment in the Fund could have additional tax
         consequences. Please consult your tax professional for
         assistance as to the possible application of state and local income tax laws to Fund dividends and capital distributors.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MORE ABOUT THE FUND
--------------------------------------------------------------------------------

INVESTMENT STRATEGY
-------------------
         In addition to corporate debt securities and U.S. Government and agency obligations as described above, the Fund may invest in mortgage and other asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stocks, repurchase agreements, and savings and loan obligations.

         Mortgage pass through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

         The Fund will usually invest some portion of its assets in Collateralized Mortgage Obligations ("CMOs") issued by U.S. agencies or instrumentalities or in privately issued CMOs that carry an investment grade rating. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. The Fund will invest in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

         The Fund is permitted to invest in asset-backed securities, subject to the Fund's rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, including home equity and automobile loans and credit card and other types of receivables, as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Fund's investment objective policies and quality standards, the Fund may invest in these and other types of asset-backed securities which may be developed in the future.

         Due to the inverse relationship between the price of a security and the interest rate of that security (that is, when interest rates rise, the price of fixed income securities generally fall and, conversely, when interests rates fall, the price of fixed income securities generally rise) the value of the Fund's portfolio will fluctuate with changes in interest rates. The Fund will attempt to reduce the risk of principal fluctuations by adjusting the average portfolio duration. In periods of rising interest rates and falling fixed income prices, the Fund may maintain a shorter duration to reduce the impact of a decline in the value of fixed income securities in the Fund's portfolio. Conversely, during times of falling rates and rising prices, a longer average portfolio duration of up to three years may be sought.

         In selecting investments, the Adviser uses a top down analysis, supplemented by a bottom up analysis. Top down analysis begins with an overall evaluation of the investment environment, and allows the Adviser to determine specific industries, market sectors within those industries, specific types of fixed income instruments (for example corporate bonds, treasuries or mortgage pass through securities) and desired levels of portfolio quality, maturity and duration to emphasize. Factors the Adviser considers in its top down analysis include:

         o     economic growth
         o     inflation
         o     interest rates
         o     federal reserve policy
         o     corporate profits
         o     demographics
         o     money flows

         Once individual sectors, types of instruments and markets have been identified, in the case of corporate bonds, the Adviser employs fundamental and quantitative analysis to select individual securities. Fundamental analysis includes the evaluation of a company's:

         o     financial condition
         o     quality of management
         o     earnings growth and profit margins
         o     sales trends
         o     potential for new product development

         o     dividend payment history and potential
         o     financial ratios
         o     investment in research and development

         By utilizing the investment strategy, the Adviser strives to anticipate and act upon market changes, understand its effect on the risks and rewards of Fund securities, and thereby generate consistent, competitive results over the long-term.

OTHER RISKS
-----------
         In addition to the risks stated in "INFORMATION ABOUT THE FUND," there are other risks of investing in the Fund, which are described below:

Mortgage Related Securities and CMOs
------------------------------------
         Mortgage related securities and CMOs are subject to risks relating to cash flow uncertainty; that is, the risk that actual prepayments on the underlying mortgages will not correspond to the prepayment rate assumed by the Fund. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce their total return potential. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgage and expose the Fund to a lower rate of return on reinvestment. To the extent that mortgage backed securities are held by the Fund, the prepayment right of mortgages may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. Likewise, higher rates can cause cash flow receipts to extend and increase the time until pay back on the issue. Additionally, the Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date.

Asset Backed Securities
-----------------------
         In addition to prepayment risk as described above, asset back securities do not usually contain the benefit of a complete security interest in the related collateral.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------
         You can find additional information on the Fund's structure and its performance in the following documents:

         o ANNUAL/SEMIANNUAL REPORTS. While the Prospectus describes the Fund's potential investments, these reports detail the Fund's actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected the Fund's performance during the reporting period.

         o STATEMENT OF ADDITIONAL INFORMATION ("SAI"). A supplement to the Prospectus, the SAI contains further information about the Fund, its Trustees and its investment restrictions, risks and polices.

         A current SAI for the Fund is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus. To obtain copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Fund, you may contact:

                          CMC Fund Trust
                          1300 S.W. Sixth Avenue
                          Portland, Oregon 97201
                          Telephone:  1-800-547-1037

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Fund are also on the SEC's Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's E-mail address at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



SEC file number:  811-5857

------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A PORTFOLIO OF CMC FUND TRUST
------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                             1300 S.W. Sixth Avenue
                                                   P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

         This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and a portfolio of the Trust, CMC Short Term Bond Fund (the "Fund").

         This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated February 27, 2003 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.





                                TABLE OF CONTENTS

Description of the Fund........................................................2
Management....................................................................14
Investment Advisory and Other Fees Paid to Affiliates.........................20
Portfolio Transactions........................................................21
Capital Stock and Other Securities............................................24
Purchase, Redemption and Pricing of Shares....................................25
Custodian.....................................................................27
Independent Accountants.......................................................28
Taxes    .....................................................................28
Yield and Performance.........................................................31
Financial Statements..........................................................34




                                February 27, 2003

--------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------
         The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are 20 portfolios established under the Trust: the Fund, CMC High Yield Fund, CMC Small Cap Fund, CMC International Stock Fund, CMC Fixed Income Securities Fund, CMC International Bond Fund, CMC Small/Mid Cap Fund, CMC Strategic Equity Fund, CMC Enhanced S&P 500 Index Fund, CMC Large Cap Growth Fund, CMC Large Cap Value Fund, CMC Mid Cap Value Fund, CMC Mid Cap Growth Fund, CMC Small Cap Growth Fund, CMC Small Cap Value Fund, CMC Emerging Markets Equity Fund, CMC Core Plus Bond Fund, CMC Government Bond Fund, CMC Corporate Bond Fund and CMC Mortgage and Asset-Backed Securities Fund. With the exception of the International Bond Fund, Mortgage and Asset-Backed Securities Fund and Core Plus Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser for the Fund is Columbia Management Company (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further discussion regarding the Adviser.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
----------------------------------------
         The Fund's primary investment objective is to provide shareholders with a high level of current income consistent with a high degree of stability of principal. The Fund's investment objective may not be changed without a vote of the outstanding voting securities of the Fund. There is no assurance that the Fund will achieve its investment objective.
         To achieve its investment objective, the Fund expects to invest at least 50% of its assets in:

         (i) U.S. Government securities, including bonds, notes and bills issued by the U.S. Treasury, and securities issued by agencies and instrumentalities of the U.S. Government;

         (ii) corporate debt securities rated, at the time of purchase, in one of the two highest ratings categories of Standard & Poor's ("S&P") (AAA or AA) or Moody's Investor's Services, Inc. ("Moody's") (Aaa or Aa);

         (iii)  or, if not rated, judged to be of comparable quality.

         Subject to the above restrictions, the Fund may invest in investment grade debt securities, meaning securities which, at the time of purchase, are rated Baa or higher by Moody's, BBB or higher by S&P, or, if unrated, believed to be equivalent to securities with those ratings. Although bonds rated Baa or BBB are believed to have adequate capacity to pay principal and interest, they have speculative characteristics because they lack certain protective elements. In addition, the price of such bonds may be more sensitive to adverse economic changes or individual corporate developments than bonds with higher investment ratings. The Fund will evaluate the appropriateness, in light of the existing circumstances, of retaining any security whose credit rating drops below Baa or BBB after its purchase by the Fund. Finally, up to 10% of the Fund's assets may be invested in lower grade securities (rated Ba or B by Moody's or BB or B by S&P), commonly referred to as "junk bonds," when the Adviser believes these securities present attractive investment opportunities despite their speculative characteristics. Bond ratings are described below under "INVESTMENTS HELD BY THE FUND."

         The Fund's average portfolio duration may not exceed 3 years. Securities will be selected on the basis of the Adviser's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average portfolio duration of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired duration range. This may result in a greater level of realized capital gains and losses than if the Fund held all securities to maturity.

         Depending upon the prevailing market conditions, debt securities may be purchased at a discount from face value, producing a yield of more than the coupon rate, or at a premium over face value, producing a yield of less than the coupon rate. In making investment decisions, the Fund will consider factors other than current yield, such as preservation of capital, maturity, and yield to maturity. Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with the Adviser's judgement as to the best obtainable price.

INVESTMENTS HELD BY THE FUND
----------------------------

         Securities held by the Fund may include a variety of fixed income debt securities, such as bonds, debentures, notes, equipment trust certificates, short-term obligations (those having maturities of 12 months or less), such as prime commercial paper and bankers' acceptances, domestic certificates of deposit, obligations of or guaranteed by the U.S. Government and its agencies or instrumentalities, Government National Mortgage Association ("GNMA") mortgage-backed certificates and other similar securities representing ownership in a pool of loans ("pass-through securities"), and repurchase agreements with banks or securities dealers relating to these securities. Portfolio securities may have variable or "floating" interest rates. Investments may also be made in fixed income preferred stocks. Debt securities and preferred stocks may be convertible into, or exchangeable for, common stocks, and may have warrants attached. The Fund may invest in high quality foreign government and foreign corporate fixed income securities. Additional information with respect to certain of the securities in which the Fund may invest is set forth below.

Securities Rating Agencies
--------------------------

         The following is a description of the bond ratings used by Moody's and S&P. Subsequent to its purchase by the Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of bonds from the Fund's portfolio, but the Adviser will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio.

         BOND RATINGS. MOODY'S -- The following is a description of Moody's bond ratings:

         Aaa - Best quality; smallest degree of investment risk.

         Aa - High quality by all standards; Aa and Aaa are known as high-grade bonds.

         A - Many favorable investment attributes; considered upper medium-grade obligations.

         Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

         Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

         B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

         S&P -- The following is a description of S&P's bond ratings:

         AAA - Highest rating; extremely strong capacity to pay principal and interest.

         AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

         A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

         Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

         BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

         B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Certificates of Deposit
-----------------------

         Certificates of Deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The bank agrees to pay the amount deposited, plus interest, to the bearer of the receipt on the date specified on the certificate. Because the certificate is negotiable, it can be traded in the secondary market before maturity. Under current FDIC regulations, $100,000 is the maximum insurance payable on Certificates of Deposit issued to the Fund by any one bank. Therefore, Certificates of Deposit purchased by the Fund may not be fully insured.

Bankers' Acceptances
--------------------

         Time drafts are drawn on a U.S. bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise or, less frequently, foreign exchange. The draft is then "accepted" by the U.S. bank (the drawee), which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The face of the instrument specifies the dollar amount involved, the maturity date, and the nature of the underlying transaction.

Letters of Credit
-----------------

         Letters of Credit are issued by banks and authorize the beneficiary to draw drafts upon such banks for acceptance and payment under specified conditions.

Commercial Paper
----------------

         Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

         COMMERCIAL PAPER RATINGS. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's, respectively.

         Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Government Securities
---------------------

         Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

         TREASURY OBLIGATIONS. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

         OBLIGATIONS OF AGENCIES AND INSTRUMENTALITIES. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities
---------------------------------------------------------------

         The Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their price volatility, affecting the price volatility of the Fund's shares.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of the Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There is no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/services and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")
--------------------------------------------

         The Fund may invest in CMOs, which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

         In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         The Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Other Mortgage-Backed Securities
--------------------------------

         The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities
-----------------------------

         The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with the Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities
------------------------------------

         Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Transactions
-----------------

         Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. Loans of portfolio securities of the Fund will be made (if at all) in conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford the Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

         Management of the Fund understands that it is the view of the Staff of the Securities and Exchange Commission ("SEC") that the Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100% collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

         While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Foreign Fixed Income Securities
-------------------------------

         The Fund may invest up to 10% of its total assets in fixed income securities of foreign issuers, including securities issued by foreign governments, denominated in U.S. dollars. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments. Foreign investments involve certain other risks, including possible political or economic instability, the possibility of currency exchange controls, reduced availability of public information about a foreign company, and the lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. In addition, with respect to certain foreign countries, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the obligation.

Repurchase Agreements
---------------------

         The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Adviser. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities
-------------------

         No illiquid securities will be acquired by the Fund if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

         The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus not subject to the Fund's 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, the Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Dollar Roll Transactions
------------------------

         The Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.

         The Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

         Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

         The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security.

INVESTMENT RESTRICTIONS
-----------------------

         The following is a list of investment restrictions applicable to the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will the Fund's investment in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund.

The Fund may not:

         1. Buy or sell commodities or commodity futures contracts.

         2. Concentrate investments in any industry. However, it may (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80% of the value of its total assets in certificates of deposit (C/D's) and banker's acceptances with maturities not greater than one year. C/D's and banker's acceptances will be limited to domestic banks which have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20% of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the adviser determines that such action is desirable for investment reasons. The Trustees will periodically review these decisions of the adviser.

         3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.
         4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

         5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75% of the assets of the Fund.

         6. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as, the officers and directors of the Fund and of its adviser together own beneficially more than 5% of any class of securities of the issuer.

         7. Issue senior securities, bonds, or debentures.

         8. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

         9. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more them 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

         10. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

         11. Invest in companies to exercise control or management.

         12. Buy any securities or other property on margin or purchase or sell puts or calls, or confirmations thereof.

         13. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10% of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

         The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUND, INVESTMENTS HELD BY THE FUND" for a complete discussion of illiquid securities.
--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------
         The Trust is managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia Strategic Value Fund, Inc. and Columbia Technology Fund, Inc. since November 2000; Columbia National Municipal Bond Fund, Inc. since January 1999; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc. and Columbia Fixed Income Securities Fund, Inc. There are 35 portfolios in the Columbia Funds Complex overseen by each Trustee. The Columbia Funds Complex is composed of the 20 portfolios (including the Fund) of the Trust and the 15 Columbia Funds listed above.

    TRUSTEES AND OFFICERS
    ---------------------

    INTERESTED TRUSTEES AND PRINCIPAL OFFICERS:

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND           OTHER
                                 POSITION(S)     TERM OF OFFICE                                      COMPLEX       DIRECTORSHIPS
                                  HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE              TRUST          TIME SERVED**      DURING PAST 5 YEARS***          TRUSTEE****     TRUSTEE
---------------------          -------------    ----------------    -------------------------      -----------   ---------------
  J. Jerry Inskeep, Jr.*       Chairman and     Served for 37       Chairman and President              35       None
  1300 S.W. Sixth Avenue       Trustee          Years               Columbia Funds and the
  Portland, OR 97201                                                Trust
  (72 years old)

  J. Kevin Connaughton*         Chief Financial  Since December     Treasurer of Liberty Funds and
  245 Summer Street             Officer          2002               Liberty All-Star Funds, Stein Roe
  Boston, MA 02110                                                  Funds and Galaxy  Funds; Senior Vice
  (38 years old)                                                    President of Liberty Funds
                                                                    Group LLC. Prior to his
                                                                    current positions, Mr.
                                                                    Connaughton was Controller
                                                                    of Liberty Funds, Liberty
                                                                    All-Star Funds and Stein
                                                                    Roe Funds; Vice President
                                                                    of Liberty Funds Group LLC
                                                                    and Colonial Management
                                                                    Associates, Inc.; Senior
                                                                    Tax Manager, Coopers &
                                                                    Lybrand LLP.

  Jeff B. Curtis*              President and    Served for 3 Years  Managing Director,
  1300 S.W. Sixth Avenue       Assistant                            Executive Vice President
  Portland, OR 97201           Secretary                            and Chief Operating
  (49 years old)                                                    Officer-West Coast of the
                                                                    Adviser. Prior to his
                                                                    current positions,
                                                                    Mr. Curtis was President,
                                                                    Senior Vice President
                                                                    and General Counsel of
                                                                    the Adviser.

  Kathleen M. Griffin*         Vice President   Served for 3 Years  Vice President of Columbia
  1300 S.W. Sixth Avenue                                            Financial Center
  Portland, OR 97201                                                Incorporated
  (43 years old)

  Richard J. Johnson*          Chief            Since January 2003  Head of Equities/Portland
  1300 S.W. Sixth Avenue       Investment                           and Senior Vice President
  Portland, OR 97201           Officer and                          of the Adviser; Chief
 (44 years old)                Senior Vice                          Investment Officer and
                               President                            Senior Vice President
                                                                    of Columbia Trust Company.
                                                                    Prior to his current
                                                                    positions with the Adviser,
                                                                    Mr. Johnson was Chief Investment
                                                                    Officer and a Vice
                                                                    President of the Adviser.

  Jeffrey L. Lunzer*           Vice President   Served for 3 Years  Vice President of the
  1300 S.W. Sixth Avenue                                            Adviser. Prior to his
  Portland, OR 97201                                                current positions, Mr.
  (42 years old)                                                    Lunzer was the Controller
                                                                    for the Fund. Before
                                                                    joining the Fund in 1998,
                                                                    Mr. Lunzer was Treasurer
                                                                    and Fund Officer of WM
                                                                    Group of Funds, a mutual
                                                                    fund company.

  Joseph R. Palombo*           Vice President   Since January 2003  Chief Operating Officer and
  245 Summer Street                                                 Director of the Adviser;
  Boston, MA 02110                                                  Director of Columbia Financial
 (50 years old)                                                     Center Incorporated; Vice
                                                                    President of Stein Roe
                                                                    Services, Inc.; Director of
                                                                    Colonial Advisory Services,
                                                                    Inc.; Director and
                                                                    Executive Vice President of
                                                                    Colonial Management
                                                                    Associates, Inc.; Director
                                                                    of Liberty Financial
                                                                    Advisors; Director of Alpha
                                                                    Trade, Inc.; Director of
                                                                    Liberty Funds Distributor,
                                                                    Inc.;  Executive Vice
                                                                    President and Chief
                                                                    Administrative Officer of
                                                                    Liberty Funds Group LLC;
                                                                    Director of Liberty Funds
                                                                    Services, Inc.; Prior to
                                       15

                                                                    these positions, Mr.
                                                                    Palombo was Managing
                                                                    Director of Putnam
                                                                    Investments.

  Mark A. Wentzien*            Secretary        Served for 3 Years  Vice President of the
  1300 S.W. Sixth Avenue                                            Adviser. Prior to his
  Portland, OR 97201                                                current positions, Mr.
  (42 years old)                                                    Wentzien was Associate
                                                                    Counsel of the Adviser.

    DISINTERESTED TRUSTEES:
    -----------------------

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND          OTHER
                                 POSITION(S)     TERM OF OFFICE                                      COMPLEX       DIRECTORSHIPS
                                  HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE              TRUST          TIME SERVED**      DURING PAST 5 YEARS***          TRUSTEE****     TRUSTEE
---------------------          -------------    ----------------    -------------------------      -----------   ---------------
  James C. George                 Trustee       Served for 9 Years   Investment Consultant           35             None
  1001 S.W. 5th Avenue
  Suite 1100
  Portland, OR 97204
  (70 years old)

  Charles R. Nelson               Trustee       Since January 2003   Van Voorhis                     35*****        None*****
  Department of Economics                                            Professor, Department
  University of Washington                                           of Economics,
  Seattle, WA 98195                                                  University of
  (60 years old)                                                     Washington;
                                                                     consultant on
                                                                     economic and
                                                                     statistical matters.

  Patrick J. Simpson              Trustee       Served for 3 Years   Lawyer, Perkins Coie            35             None
  1211 S.W. 5th Avenue                                               LLP
  Suite 1500
  Portland, OR 97204
  (58 years old)

  Richard L. Woolworth            Trustee       Served for 12        Chairman/CEO, The               35             The Regence
  100 S.W. Market St. #1500                     Years                Regence Group                                  Group, Regence
  Portland, OR 97207                                                                                                BlueCross
  (61 years old)                                                                                                    BlueShield of
                                                                                                                    Oregon; NW
                                                                                                                    Natural, a
                                                                                                                    natural gas
                                                                                                                    service provider

          * Interested person as defined by the 1940 Act. Mr. Inskeep is deemed interested because he is affiliated with the Adviser.

         ** Each trustee serves for an indefinite term in accordance with the current Bylaws of the Trust until the date a trustee resigns, retires or is removed in accordance with the Bylaws of the Trust.

        *** All of the officers of the Fund are employees and officers of the Adviser and/or its affiliates. Only principal occupations are listed.

       **** Each trustee is also a director of the 15 Columbia Funds, each an open-end management investment company also advised by the Adviser.

      ***** Mr. Nelson serves as an independent trustee of the funds in the Liberty Funds Complex, which are advised and distributed by affiliates of the Adviser, currently consisting of 118 funds.
Board of Trustees
-----------------
         The Trustees of the Trust are responsible for overseeing decisions relating to the investment policies and objectives of the Fund. The Trust hires other parties who are responsible for the day-to-day operations of the Fund, such as the Adviser, transfer agent and custodian. The Trustees meet quarterly to review the Fund's investment policies, performance, expenses, and other business matters.

         The Trust established an Audit Committee in January 2002. The Audit Committee will consider and engage, on an annual basis, the Fund's independent auditors, review with management and the independent auditors the financial statements included in the Trust's Annual Report to Shareholders, and generally oversee the audit process. The Audit Committee is composed of the Trust's four disinterested trustees (Messrs. George, Nelson, Simpson, and Woolworth). The Audit Committee held one meeting during the fiscal year ended October 31, 2002.

         In addition, the Trust adopted a nominating policy in January 2002 under which the disinterested trustees of the Trust are responsible for selecting and nominating candidates for election to serve as trustees. The disinterested trustees will not consider nominees recommended by Fund shareholders.

         The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2002 of (i) the Fund and (ii) all of the funds in the CMC Funds Family of Investment Companies:

                                                                                            Aggregate Dollar Range of Equity
                                                                                            Securities in Portfolios Overseen
                                                                                                 by Trustee in CMC Funds
Interested Trustee               Dollar Range of Equity Securities in the Fund               Family of Investment Companies
------------------               ---------------------------------------------              ---------------------------------
J. Jerry Inskeep, Jr.                                   None                                             None


Disinterested Trustees
----------------------

James C. George                                         None                                             None
Patrick J. Simpson                                      None                                             None
Richard L. Woolworth                                    None                                             None

* Charles R. Nelson was not serving as Trustee as of December 31, 2002.

         As of December 31, 2002, none of the disinterested Trustees or members of their immediate families owned any securities of the Adviser or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser.

Approval of Investment Advisory Contract
----------------------------------------
         The Fund has entered into a separate investment advisory contract with the Adviser. The investment advisory contract is subject to annual approval by a majority of disinterested Trustees. The Fund's existing contract was considered and approved by the independent Trustees at an in-person meeting held in April 2003. In determining the reasonableness of the advisory fees under the contract, the Trustees considered several factors, including:

         o The nature and quality of services provided to the Fund's shareholders,
         o     The profitability of the advisory contract for the Adviser,
         o Fall-out benefits realized by the Adviser from service as adviser to the Fund,
         o     A comparison of the fee structures of other mutual funds,and
         o The existence of economies of scale with respect to the provision of investment advice to the Fund.

         In reviewing the quality of services provided by the Adviser, the Trustees examined the performance of the Fund compared to other mutual funds with similar investment objectives and against one or more securities indices that were considered appropriate. Performance of the Fund over one, three and five-year periods were reviewed as well as rankings and ratings from Morningstar Inc. and Lipper Inc., placing more emphasis on the three and five-year results, which analysis reflected performance superior to that of the average funds in this category. In addition, the Trustees assessed the day-to-day management of the Fund, reviewing information provided at the meeting at which the contract was approved and at earlier meetings during the fiscal year. The trustees considered the quality of the administrative services to be provided by the Adviser to the Fund and the financial and other resources of the Adviser and its parent companies.

         The Trustees reviewed overall expense ratio of the Fund, including the aggregate expenses of the Fund to its net assets, as well as several individual expense items to the Fund's net assets such as the management fee, transfer agent fee, and custodian fee.

         The Trustees reviewed data related to the profitability of the Adviser with respect to its contract with the Fund. The trustees considered the additional benefits to the Adviser as a result of its relationship with the Fund, including soft dollar benefits. The trustees also considered the benefits to affiliates of the Adviser as the result of its management of the Fund, including Columbia Trust Company, which prior to October 18, 2002 served as transfer agent for the Fund, Liberty Funds Services, Inc., the Fund's transfer agent, Colonial Management Associates, Inc., the Fund's administrator, and certain brokerage firms affiliated with the Adviser which executed trades for the Fund from time to time.

         After considering these and other factors, and the Fund's specific circumstances, the Trustees concluded that the Fund's advisory contract with the Adviser was reasonable for the Fund and in the best interests of shareholders. During their deliberations, the trustees requested from the Adviser all information reasonably necessary for the trustees to evaluate the advisory contract for the Fund. The disinterested trustees were also assisted by, and met separately with, their independent counsel.

         See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser and the Fund's investment advisory contract.

Trustee Compensation
--------------------
         Each disinterested Trustee receives an annual aggregate fee of $30,000 for his services as a trustee of the Trust and a director of the Columbia Funds, plus an additional $4,000 for each regular board meeting attended and $1,000 for each special board meeting attended, and is reimbursed for expenses incurred in attending all meetings. Each Trustee also receives $500 for each Board committee meeting in which the trustee participates. Each Trustee serving on Audit Committee (other than the chairman of the Audit Committee) is entitled to an additional annual aggregate fee in the amount of $1,000 for his services in this capacity, and the Chairman of the Audit Committee is entitled to an aggregate fee in the amount of $2,000. Mr. Inskeep is an interested trustee and receives no compensation from the Trust. None of the trustees receives any form of pension or retirement benefit compensation from the Trust or the Funds. One-third of the foregoing Trustees' compensation and reimbursed expenses are allocated equally among the portfolios of the Trust and the Columbia Funds, and the remaining Trustees' fees and expenses are allocated in proportion to such fund's average daily net assets for the preceding fiscal quarter. No officer of the Trust received any compensation from the Trust in 2002.

         The following table sets forth the compensation received by disinterested trustees of the Trust for the fiscal year ended October 31, 2002.

                                                               TOTAL COMPENSATION FROM THE TRUST AND
    TRUSTEE              AGGREGATE COMPENSATION FROM TRUST           COLUMBIA FUNDS COMPLEX*
--------------------     ---------------------------------     -------------------------------------
Richard L. Woolworth              $9,208                              $57,000
James C. George                   $9,208                              $57,000
Patrick J. Simpson                $9,208                              $57,000
Charles R. Nelson**                 $0                                $22,182

* Information for total compensation from the Trust and the other funds in the Columbia Fund Complex is for the calendar year ended December 31, 2002. Includes compensation Messrs. Woolworth, George and Simpson received as directors of the Columbia Funds advised by the Adviser. No Trustee served as Chair of the Audit Committee.

** Mr. Nelson was elected as a trustee of the Trust on January 27, 2003 and received no compensation from the Trust in 2002. Mr. Nelson was elected as a director of each of the Columbia Funds in July 2002.

         At January 31, 2003, officers and directors of the Fund, in the aggregate, owned of record or beneficially less than 1% of the total shares outstanding of the Fund.

         At January 31, 2003, to the knowledge of the Trust, the following persons owned of record or beneficially more than 5% of the outstanding shares of the Fund:
                                                 Shares Beneficially Owned
Name and Address                                    at January 31, 2003
----------------                              ----------------------------------
                                              ---------------- -----------------
Oregon Health Sciences Foundation                3,008,371           (27.64%)
1121 S.W. Salmon Street, Suite 200
Portland, OR  97205

PacifiCorp                                       2,483,060           (22.81%)
825 N.E. Multnomah, Suite 1900
Portland, OR  97232

LSI Logic, Inc.                                  1,729,455           (15.89%)
1551 McCarthy Boulevard, Mail Stop D106
Milpitas, CA  75035

Legacy Health System Fixed Income II               713,536            (6.56%)
1919 N.W. Lovejoy
Portland, OR  97209

         As defined by SEC rules and regulations, the Oregon Health Sciences Foundation is a "control person" of the Fund, since it owns over 25% of the voting securities of the Fund. The fact that it owns over 25% of the Fund's voting securities means it may be able to impact the outcome of any matter in which shareholders are asked to vote.

--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

         The investment adviser to the Fund is Columbia Management Company (the "Adviser"). The Adviser has entered into an investment contract with the Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest.

         The Adviser provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

         For its services provided to the Fund, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of 0.25 of 1% of its daily net assets. Advisory fees paid by the Fund to the Adviser were $350,367, $206,667, and $229,355 for fiscal years 2003, 2002 and 2001, respectively. For the fiscal year ended October 31, 2002, the Adviser has agreed to reimburse the Fund to the extent Total Fund Operating Expenses, not including the administrative fee described below, exceed 0.25%. If the Adviser had not agreed to reimburse the Fund for such expenses, Total Fund Operating Expenses for the Fund, not including the Administrative fee described below, would have been 0.30%.

         In addition to the investment advisory fee payable by the Fund to the Adviser, each shareholder enters into an Administrative Services Agreement (the "Agreement") with the Adviser. Pursuant to this Agreement, the Adviser agrees to provide certain administrative services to each shareholder and charges each shareholder a fee for those services based on the level of shareholder assets invested in the Fund. The fees range from 0.05% to 0.20%.

Transfer Agent Agreement
------------------------
         Liberty Funds Services, Inc. ("LFS") acts as transfer agent and dividend crediting agent for the Fund. Its address is P.O. Box 8081, Boston, MA 02266-8081. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. The Trust pays LFS a per account fee of $2.27 per month for each shareholder account with the Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month. In addition, LFS is reimbursed by the Adviser for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between LFS and the Trust and reimburses LFS for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The arrangement with LFS commenced October 20, 2002. As a result, the Fund only paid LFS a de minimis amount for the fiscal year ended October 31, 2002.

         Prior to October 2002, Columbia Trust Company, 1301 SW Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207, served as transfer agent and dividend crediting agent for the Fund. The Trust paid Columbia Trust Company a per account fee of $1 per month for each shareholder account with the Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month for the Fund. In addition, the Trust paid Columbia Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between Columbia Trust Company and the Trust and reimbursed Columbia Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $18,000 to the Trust Company for services performed for the fiscal year ended October 31, 2002 under the transfer agent agreement with the Fund.

PRICING AND BOOKKEEPING AGREEMENT
---------------------------------

         The Fund has retained Colonial Management Associates, Inc. ("CMA") to perform certain administrative services for the Fund pursuant to a Pricing and Bookkeeping Agreement (the "Agreement"). Under the terms of the Agreement, CMA
(a) provides fund accounting oversight of State Street Bank and Trust, who provides the daily fund accounting services; (b) maintains and preserves in a secure manner the accounting records of the Fund; (c) provides fund administration, including daily prospectus, investment restrictions and Investment Company Act of 1940 compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, financial reporting and board reporting; and (d) provides disaster planning. CMA is an affiliate of CMC. The Fund is not charged a fee for these services.

         Columbia Financial Center Incorporated ("Columbia Financial"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Adviser, is the principal underwriter for the Fund, and is authorized under a distribution agreement with CMC Fund Trust to sell shares of the Fund. Columbia Financial does not charge any fees or commissions to the Fund or to investors of the Fund for sales of the Fund's shares.

         The Adviser is a wholly owned direct subsidiary of Columbia Management Group ("CMG"). LFS, the Fund's transfer and dividend crediting agent, is a wholly owned direct subsidiary of Liberty Funds Group LLC, which is owned by CMG. Both the Adviser and LFS are indirect wholly owned subsidiaries of FleetBoston Financial Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

         There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such brokerage commissions vary among different brokers, and a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

         Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where fees or commissions are involved. Additional factors considered in the process of selecting a broker-dealer to execute a transaction include: (i) professional capability of the executing broker-dealer and the value and quality of the services provided by the broker-dealer; (ii) size and type of the transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security purchased or sold; (v) the broker-dealer's execution efficiency and settlement capability; (vi) the executing broker-dealer's stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission. Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts.

         Allocation of transactions to obtain research services for the Adviser enables the Adviser to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Adviser by the Fund would not be reduced as a result of the receipt of such information and services by the Fund. The receipt of research services from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Fund. As permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of undisclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         The Adviser may use research services provided by, and place agency transactions with, affiliated broker-dealers if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

         Investment decisions for the Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Adviser may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis. When the Fund participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Adviser may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

         Certain employees of the Adviser are also employees of affiliated investment advisors ("Shared Employees") within Columbia Management Group, the Adviser's direct owner. As a result of these arrangements, Shared Employees may provide investment advisory, trading and other investment services for client accounts of the Adviser and one or more other affiliated investment advisers. Columbia Management Group has determined that these Shared Employee arrangements promote more efficient use of internal resources and are in the best interests of clients on an overall basis.

         The Adviser is responsible for ensuring compliance by Shared Employees with all investment guidelines, compliance policies and procedures, and applicable rules and regulations while Shared Employees are acting for the Adviser's clients.

         The Adviser and its affiliated advisers maintain policies reasonably designed to ensure fairness for all clients with accounts served by Shared Employees. The Adviser will monitor all Shared Employee arrangements to ensure that these arrangements continue to be in the best interest of clients considering the potential disadvantages.

         The Adviser's investment personnel will share general and specific investment information with affiliated investment advisers. Information is shared at periodic meetings of investment teams, by distribution of formal recommendations by investment analysts, and through informal discussions among investment personnel.

         The Adviser will also share with affiliated advisers research products and services provided by broker-dealers through whom the Adviser effects transactions for client accounts, and whom the adviser may cause to receive higher commissions from the Adviser's clients in recognition of the provision of such products and services. The research products and services shared will assist the Adviser and its affiliated advisers in providing investment management services generally to their clients, but may not necessarily assist with the management for any particular client or clients of the Adviser, including the Fund. As a result of this policy, trades effected on behalf of the Adviser's clients may benefit affiliated advisers and their clients, and trades effected on behalf of clients of affiliated advisers may benefit the Adviser and its clients.

         The use of multiple trading locations could result in the Adviser and its affiliates competing against each other in the market. The Adviser's clients could receive less attractive prices for trades than clients of an affiliated adviser, and in certain cases client orders may be unfilled or only partially filled due to the orders for clients of an affiliated adviser. To the extent separate trading locations are used, clients of the Adviser and its affiliates will not realize efficiencies associated with aggregating orders, such as more favorable pricing for larger volume trades, for all Columbia Management Group companies.

         Where practical, transactions for accounts of the Adviser and one or more affiliated advisers for which a Shared Employee has investment discretion will be coordinated from each trading location. In these cases, a single broker will be used to execute the trade on behalf of each adviser's accounts. This practice may at times result in an increase in the time period it takes to fill a particular client's trade order, due to increased time for processing the trade or due to share allocations, and may lead to a smaller allocation for a client.

         Where practical, Shared Employees may also effect trades from one location, subjecting the trades to the trade allocation and other policies utilized for that location. To the extent that trades for clients of the Adviser are effected together with trades for clients of other affiliated advisers, this practice may result in smaller allocations for the Adviser's clients or result in clients of the Adviser obtaining less favorable prices on securities.

         The Trust, the Adviser and principal underwriter for the Fund have adopted a Code of Ethics (the "Ethics Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Ethics Code does not prohibit employees from purchasing securities that may be held or purchased by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients, or take unfair advantage of their relationship with the Adviser. The specific standards in the Ethics Code include, among others, a requirement that all trades of access persons be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Ethics Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Ethics Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.

         The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Ethics Code and the Insider Trading Policy.


--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

         The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Fund, CMC Small Cap Fund, CMC International Stock Fund, CMC High Yield Fund, CMC Fixed Income Securities Fund, CMC International Bond Fund, CMC Small/Mid Cap Fund, CMC Strategic Equity Fund, CMC Enhanced S&P 500 Index Fund, CMC Large Cap Growth Fund, CMC Large Cap Value Fund, CMC Mid Cap Value Fund, CMC Mid Cap Growth Fund, CMC Small Cap Growth Fund, CMC Small Cap Value Fund, CMC Emerging

Markets Equity Fund, CMC Core Plus Bond Fund, CMC Government Bond Fund, CMC Corporate Bond Fund and CMC Mortgage and Asset-Backed Securities Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

         Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.


--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES
---------

         Shareholders of the Fund are investment advisory clients of the Adviser. Investments in the Fund are made directly by clients of the Adviser or by the Adviser in its role as discretionary investment adviser for a portion of shareholder's assets. However, with respect to assets of an investment advisory client of the Adviser invested in the Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).

         If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of the Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U. S. Department of Labor in the Exemption.

         The second, independent fiduciary that must approve investments in the Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

         The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------

         Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (2) when trading on the New York Stock Exchange is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The New York Stock Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

         The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------

         The net asset value per share of the Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

         The Fund's portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at a price between the representative bid and asked quotations obtained from a third party pricing service. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value.

         Certain fixed income securities for which daily market quotations from a pricing service are not readily available, or for which the Adviser believes accurate quotations have not been received, may be valued by the Adviser by receipt of quotations from established dealers or pursuant to matrix pricing, both in conformance with guidelines established by the Board of Trustees. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee established by the Adviser. Determinations made by the Valuation Committee are reported to and reviewed by the Board of Trustees.


--------------------------------------------------------------------------------
                                   CUSTODIAN
--------------------------------------------------------------------------------

                  The Fund's Custodian, for both domestic and foreign securities, is State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02101. The Custodian holds all securities and cash of the Fund, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of the Fund, and performs other administrative duties, all as directed by authorized officers of the Adviser. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

         Portfolio securities purchased in the United States are maintained in the custody of the Fund's Custodian. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund have been approved by the Board of Trustees or, in the case of foreign securities, at the discretion of the Board of Trustees, by Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

         The Adviser determines whether it is in the best interest of the Fund and its shareholders to maintain a Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding the Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodian arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Federal Income Taxes
--------------------

         The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund believes it satisfies the tests to qualify as a regulated investment company.

         To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90% Test"); and

         (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and

90% of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

         The Trust currently has 20 portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each fund as a separate corporation (provided that each fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

         A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

         If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

         Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions from the Fund are unlikely to qualify for the dividends-received deduction for corporate shareholders because the income of the Fund consists largely or entirely of interest rather than dividends. Distributions of any excess of net long-term capital gain over net short-term capital loss from the Fund are ineligible for the dividends-received deduction.

         The Fund may invest up to 10% of its total assets in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. These foreign taxes will reduce the Fund's distributed income. The Fund generally expects to incur, however, no foreign income taxes on gains from the sale of foreign securities. The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty in advance the effective rate of foreign taxes that will be paid by the Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

         Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund less than six months from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. The Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

         A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

         If a fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

         A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

         The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act. Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

State Income Taxes
------------------

         The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------

         The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of an investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.


--------------------------------------------------------------------------------
                              YIELD AND PERFORMANCE
--------------------------------------------------------------------------------

         The Trust may from time to time advertise or quote current yield and total return performance for the Fund. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

30-DayYield Quotation

         Current yield of the Fund is calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:

                  Yield = 2 [(a-b + 1)^6 -1]
                          ------------------
                                 cd

         Where:     a =    dividends and interest earned during the period.

                    b =    expenses accrued for the period.

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                    d = the maximum offering price per share on the last day of the period.

         The Fund uses generally accepted accounting principles in determining its income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid. The current yield of the Fund for the 30-day period ended October 31, 2002 was 4.26%.

Average Annual Total Return
---------------------------

         The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)^n  =  ERV

         Where:      P       =   a hypothetical initial payment of $1000

                     T       =   average annual total return

                     n       =   number of years

                     ERV     =   ending redeemable value of a hypothetical
                                 $1000 payment made at the beginning of the 1, 5, and 10-year periods (or a fractional portion thereof)

Average Annual Total Return After Taxes on Distributions

         The Trust may publish average annual returns (after taxes on distributions) quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                      P(1+T)n  =  ATVD

         Where:       P             =       a hypothetical initial payment of
                                            $1000

                      T             =       average annual total return (after
                                            taxes on distributions)

                      n             =       number of years

                      ATVD          =       ending redeemable value of a
                                            hypothetical $1000 payment made at
                                            the beginning of the 1, 5, or
                                            10-year periods at the end of the 1,
                                            5, or 10-year periods (or fractional
                                            portion), after taxes on fund
                                            distributions but not after taxes on
                                            redemption

Average Annual Total Return After Taxes on Distributions and Redemption

         The Trust may publish average annual return quotations (after taxes on distributions and redemption) for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                      P(1+T)n  =  ATVDR

         Where:       P             =       a hypothetical initial payment of
                                            $1000

                      T             =       average annual total return (after
                                            taxes on distributions and
                                            redemption)

                      n             =       number of years

                      ATVDR         =       ending redeemable value of a
                                            hypothetical $1000 payment made at
                                            the beginning of the 1, 5, or
                                            10-year periods at the end of the 1,
                                            5, or 10-year periods (or fractional
                                            portion), after taxes on fund
                                            distributions and redemption.

         Average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and redemption ("total return figures") may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value and the value after taxes on distributions. If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 2002, the average annual return for the Fund for the 1-year period and since inception (February 2, 1998) was 3.00% and 6.46%, respectively.

         The Fund may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance.) These ranking services and publications may rank the performance of the Fund against all other funds over specified categories.

         The Fund may also compare its performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, Merrill Lynch 1-5 Year Gov't/Corp. Bond and NASDAQ stock indices and the Lehman Brothers and Lipper Analytical bond indices. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.

         The Fund may also compare its performance to other income producing securities such as (i) money market funds; (ii) various bank products (based on average rates of banks and thrift institution certificates of deposit, money market deposit accounts, and NOW accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Fund other than their yields, some of which are summarized below.

         The yield of the Fund is not fixed and will fluctuate. The principal value of your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit accounts and NOW accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The Fund's most recent Annual Report to shareholders is a separate document. The financial statements, accompanying notes and report of independent accountants appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                                               File No. 33-30394
                                               Under Rule 497(c) of Regulation C

             CMC STRATEGIC EQUITY FUND PROSPECTUS, February 27, 2003
                     Advised by Columbia Management Company
         CMC Strategic Equity Fund (the "Fund") is a portfolio of CMC Fund Trust. The Fund seeks to provide investors with long-term growth of capital and total returns greater than those of the market over time.















         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
INFORMATION ABOUT THE FUND....................................................3
        Investment Goal.......................................................3
        Principal Investment Strategies.......................................3
        Risk Factors..........................................................4
        Performance History...................................................4
        Your Expenses.........................................................6
        Financial Highlights..................................................7
MANAGEMENT....................................................................8
INFORMATION ABOUT YOUR INVESTMENT.............................................9
        Your Account..........................................................9
        Buying Shares.........................................................9
        Selling Shares........................................................9
        Pricing of Shares.....................................................10
        Distributions and Taxes...............................................10
        Income and Capital Gain Distributions.................................10
        Tax Effect of Distributions and Transactions..........................11
MORE ABOUT THE FUND...........................................................12
        Investment Strategy...................................................12
        Portfolio Securities..................................................12
        Derivatives...........................................................13
        Changes to Investment Objective and Temporary Investments.............13
        Portfolio Turnover....................................................13
FOR MORE INFORMATION..........................................................14

--------------------------------------------------------------------------------
INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL
---------------
What is the Fund's Investment Goal?

         The Fund seeks to provide investors long-term growth of capital and total returns greater than those of the market over time.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
What investment strategies does the Fund use to pursue this goal?

         The Fund's investment objective is to provide long-term growth of capital by investing at least 80% of its assets in common stocks. Investments will be in companies that the portfolio manager believes are undervalued by investors. Under normal market conditions, the Fund may invest in companies of any size, ranging from small cap companies to large cap, well-established companies. The Fund's investment adviser expects to use active trading strategies to take advantage of perceived market opportunities across all areas of the market. Most of the Fund's assets will be invested in U.S. common stocks, however, the Fund may invest in equity securities of foreign issuers, including American Depository Receipts, when consistent with the Fund's investment objective. The Fund may also invest in real estate investment trusts and securities convertible into or exercisable for stock (including preferred stocks, warrants and debentures), certain options and financial futures contracts ("derivatives").
         In selecting securities for the Fund, Columbia Management Company, the investment adviser for the Fund ("CMC" or "Adviser"), begins with a top-down industry sector analysis tracking specific sectors or industries of the market and identifying securities within those areas that are expected to reward shareholders. Through this process, the Adviser determines the emphasis to be placed on different industries and selects individual stocks in which the Fund invests. In building the Fund's portfolio, the Adviser combines this top down approach with intensive bottom up research of individual securities issues, evaluating each company on the basis of its financial statements and operations. Factors such as management, financial condition, industry dynamics, earnings growth, profit margins, sales trends, dividend paying history and potential, as well as financial ratios and investment in research and development will be scrutinized as part of the Adviser's analysis. The Adviser seeks companies that are attractively valued and that have demonstrated or show the potential to demonstrate improved cash flow and return on invested capital. These may also include special situations companies that are experiencing management changes or are temporarily out of favor. This approach, combined with judgments about valuation and trends in the environment which tend to drive stock price appreciation, is intended to identify investment opportunities that the Adviser believes will outperform the market and offer long-term financial reward.

RISK FACTORS
------------
What are the principal risks of investing in the Fund?

         As with all equity funds, the Fund is subject to stock market risk, which means the stocks held by the Fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. The Fund's portfolio - and likewise your investment in the Fund - will fluctuate in value in response to changes in the economy and the activities, financial prospects and results of the individual companies whose stock is held by the Fund. Because it concentrates on stocks which the Adviser believes are undervalued compared to their intrinsic worth, this Fund is subject to the risk that these stocks may be out of favor with investors for an extended period of time. In addition, if the portfolio manager's perception of a company's value is not realized in the expected time frame, the Fund's performance may suffer.

         To the extent the Fund invests in small- and mid-cap stocks there will be greater risk than if this investment were in large-cap stocks because:

               o their issuers may have limited operating histories, fewer financial resources, and inexperienced management, and may depend on a small number of products or services

               o small- and mid-cap stocks may have low trading volumes, making it difficult to sell a security or resulting in erratic or abrupt price movements

         Because the Fund may invest in foreign issuers, the Fund's total return may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country.

         Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. You could lose money as a result of your investment in the Fund or not make as much as if you had invested elsewhere. The value of your investment will fluctuate. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program.

         See "MORE ABOUT THE FUND" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.

PERFORMANCE HISTORY
-------------------
How has the Fund historically performed?

         The bar chart below illustrates the Fund's annual return, while the table compares Fund performance over time (before and after taxes) to a broad market index. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Fund's historical performance does not indicate how the Fund will perform in the future.

                              STRATEGIC EQUITY FUND

                 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR

                                  [BAR GRAPH]
                             2002            -9.03%


      BEST QUARTER:                                   4Q '02          7.51%
      WORST QUARTER:                                  3Q '02        -14.64%
      ----------------------------------------------- ----------- --------------

      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02

                                                                     SINCE
                                                                   INCEPTION
                                                      1 YEAR       (10/9/01)
--------------------------------------------------- ------------ ---------------
CMC STRATEGIC EQUITY FUND                             -9.03%         2.90%
  RETURN AFTER TAXES ON DISTRIBUTIONS                 -9.25%         2.66%
  RETURN AFTER TAXES ON DISTRIBUTIONS
    AND SALE OF FUND SHARES                           -5.55%         2.20%
--------------------------------------------------- ------------ ---------------
S&P 500 INDEX(1)                                      -22.09%       -11.18%
--------------------------------------------------- ------------ ---------------

      The Fund's inception date is October 9, 2001 and index performance is from September 30, 2001.

      (1)The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The index reflects reinvestment of dividends and distributions if any, but does not reflect fees, brokerage commissions or other expenses of investing.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

YOUR EXPENSES
-------------
What expenses do I pay as an investor in the Fund?

         The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

--------------------------------------------------------------------------------
        The Fund does not charge a sales load or 12b-1 distribution fee.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEE TABLE


         SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY              None
         FROM YOUR INVESTMENT)

         ANNUAL FUND OPERATING EXPENSES(1)
         (EXPENSES THAT ARE PAID OUT OF FUND ASSETS)

                  Management Fees                                      0.40%
                  Distribution and/or Service (12b-1) Fees             None
                  Other Expenses                                       0.27%

                  Total Fund Operating Expenses                        0.67%
                           Expense Reimbursement                       0.07%(2)
                           Net Expenses                                0.60%

                  (1) In addition to the Annual Fund Operating Expenses set
                      forth above, each shareholder will enter into a written administrative services agreement with the Adviser or its affiliate. Pursuant to this Agreement, the Adviser or its affiliate will provide the shareholder specialized reports regarding the Fund, performance of the shareholder's investment, and market conditions and economic indicators. For such services, each shareholder will pay an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee will be 0.20% on the first $25 million of the shareholder's assets in the Fund, and 0.00% on the shareholder's assets in the Fund in excess of $25 million.
                  (2) For the fiscal year ended October 31, 2002, CMC
                      contractually agreed to reimburse the Fund for all ordinary expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses at 0.40%. CMC has agreed to continue this reimbursement through the fiscal year ending October 31, 2004.
--------------------------------------------------------------------------------
                  Expense Examples

                  These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:
                  1 Year        3 Years       5 years      10 years
                  ------        -------       -------      --------
                    $41           $136         $249          $578

FINANCIAL HIGHLIGHTS
--------------------
         The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP.

                              STRATEGIC EQUITY FUND



                                                                 Year Ended             Period Ended
                                                              October 31, 2002      October 31, 2001 (a)(b)
                                                              ----------------      -----------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................   $10.10                  $10.00
                                                                     ------                  ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.........................................    0.11(c)                 0.00(d)
    Net realized and unrealized gain (loss) on investments........   (0.05)                   0.10
                                                                     ------                   ----
       Total from investment operations...........................    0.06                    0.10
                                                                      ----                    ----

LESS DISTRIBUTIONS:
    Dividends from net investment income..........................   (0.02)                    -
                                                                     ------                  ------
NET ASSET VALUE, END OF PERIOD....................................   $10.14                  $10.10
                                                                     ======                  ======

TOTAL RETURN (E)..................................................    0.53%                   1.00%(f)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)......................  $188,179                $36,942
    Ratio of net expenses to average net assets (g)...............    0.40%                   0.40%
    Ratio of total expenses to average net assets (g).............    0.47%                   1.20%
    Ratio of net investment income to average net assets..........    1.01%                   0.04%
    Portfolio turnover rate.......................................    172%                    14%(f)

(a)  The Fund commenced investment operations on October 9, 2001.
(b)  Ratios are annualized.
(c)  Per share data was calculated using average shares outstanding.
(d)  Rounds to less than $0.01 per share.
(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) For the period ended October 31, 2001, through the year ending October 31, 2004, the investment adviser has contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the advisory fee, exceed 0.40% of the Fund's average daily net assets. Expenses do not include an administrative fee paid to the adviser by each shareholder which is calculated as 0.20% annually on the first $25 million of each shareholder's assets. There is no fee charged on shareholder assets in excess of $25 million.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------
         Columbia Management Company, the Fund's investment adviser (the "Adviser" or "CMC") and a wholly-owned subsidiary of Columbia Management Group, Inc. ("Columbia"), was established in 1969 and has its main office at 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other portfolios in the Trust. As of December 31, 2002, the Adviser and its affiliates managed over $145 billion in assets. For the period ended October 31, 2002, the Fund paid CMC an annual management fee, expressed as a percentage of average net assets, of 0.40%.

         Subject to the general supervision of the Trust's Board of Trustees, the Adviser is responsible for managing the Fund in accordance with their investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records. The Adviser also is responsible for managing the overall investment operations of the Fund.

         The Adviser's mutual funds and individual and institutional investment advisory businesses are part of the larger Columbia organization, which is a wholly owned subsidiary of FleetBoston Financial Corporation.

         Robert A. Unger, a Senior Vice President of the Adviser since January 2001 and Chartered Financial Analyst, is responsible for the Fund's investment decisions and for implementing and maintaining on a daily basis the Fund's investment themes and strategies. Mr. Unger has served as a portfolio manager and member of the investment team since he joined the Adviser in 1984. Additionally, he served as Vice President of the Adviser from 1984-January 2001. From 1994 to 1997, Mr. Unger served as Director of the Adviser and Columbia Trust Company. Mr. Unger is a graduate of Northwestern University and holds a Master of Business Administration from the University of Denver. Emil A. Gjester, a Vice President and Equity Research Analyst of Columbia, is an assistant portfolio manager of the Fund. Mr. Gjester joined Columbia in 1996 and has served as an assistant portfolio manager of the Fund since 2002. Mr. Gjester is a graduate of Pacific Lutheran University and holds a Master of Business Administration degree from the University of Cambridge.
--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------
YOUR ACCOUNT
------------
Buying Shares
-------------
         You may purchase shares in the Fund directly by contacting a CMC representative at 1-800-547-1037. Subject to the discretion of the Adviser, the Fund's minimum initial investment requirement is $5 million. Although the Fund has no policy with respect to the size of subsequent investments, purchase orders may be refused at the discretion of the Fund.
         CMC may, at its discretion, also purchase shares in the Fund for its separately managed advisory client accounts. If the separately managed account is governed by the rules and regulations promulgated under the Employee Retirement Income Securities Act of 1974, any investment in the Fund will only be made after the investment has been approved by an independent fiduciary and certain conditions are satisfied. See the Statement of Additional Information for more detail.

         The price for the Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.
Selling Shares
--------------
         You may sell shares at any time. Upon redemption you will receive the Fund's next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your CMC Representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

         You may also sell shares by exchanging from the Fund into shares of another fund in the Trust. To exchange by telephone, call your Columbia representative or call 1-800-547-1037.

         The Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

Pricing of Shares
-----------------
         The Fund's investments are valued based on their market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. Securities for which market values are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

         If applicable to the Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, CMC determines that a particular event would materially affect the Fund's NAV, then CMC under the general supervision of the Board of Trustees will use all relevant information available to it to determine a fair value for the affected portfolio securities.

DISTRIBUTIONS AND TAXES
-----------------------
Income and Capital Gain Distributions
-------------------------------------
         The Fund pays its shareholders dividends from its net investment income and generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount of capital gains distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the dividend or capital gain distribution in cash.

Tax Effect of Distributions and Transactions
--------------------------------------------
         The dividends and distributions of the Fund are taxable to most investors, unless the shareholder is exempt from federal or state income taxes or the investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income. In general, distributions occurring after January 1, 2003 and before December 31, 2003 are taxable as follows:

--------------------------------------------------------------------------------
Taxability of Distributions
--------------------------------------------------------------------------------

Type of                     Tax Rate for                 Tax Rate for
Distribution                15% Bracket or Lower         27% Bracket or Higher
------------                --------------------         ---------------------

Income Dividends            Ordinary Income Rate         Ordinary Income Rate

Short Term Capital Gains    Ordinary Income Rate         Ordinary Income Rate

Long Term Capital Gains     10%                          20%
--------------------------- ---------------------------- -----------------------

         The Fund expects that, as a result of its investment objective to achieve capital appreciation, its distributions will consist primarily of capital gains. Due to the frequent buying and selling activities engaged in by the portfolio manager, capital gains in this Fund may be higher than those of other equity mutual funds. Each year the Fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

         The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of the Fund for shares of another fund managed by the Adviser is the same as a sale.

--------------------------------------------------------------------------------
                  Your investment in the Fund could have additional tax consequences. Please consult your tax professional for assistance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORE ABOUT THE FUND
--------------------------------------------------------------------------------

INVESTMENT STRATEGY
-------------------
         Before selecting individual securities for the Fund, the Adviser begins with a top-down, industry sector analysis. After performing this analysis, the Adviser uses a bottom up, fundamental analysis of individual companies. The bottom up analysis is intended to provide insights about the financial condition and growth prospects of a company whose stock is under consideration. As part of this research process, the Adviser evaluates a company's financial statements and operations to draw conclusions about valuation, earnings growth and profitability. The Adviser focuses on quality and financial condition of the issuer, the price of an individual issuer's common stock, and also on economic sectors and industry dynamics. To measure a company's value, the Adviser looks at sales trends and factors affecting stock price, such as price to earnings, price to cash flow and price to book ratios, and price to private market values.

         In addition to the principal investment strategy of measuring value by focusing on an issuing company's price to earnings ratios and price to cash flow ratios, factors the portfolio manager looks for in selecting investments include:

            o Estimated private market value in excess of current stock price. Private market value is the price an investor would pay to own the entire company.
            o Management with demonstrated ability and commitment to the company.
            o Low market valuations relative to earnings forecasts, book value, cash flow and sales.

         In addition, the Adviser will analyze trading characteristics of particular stocks and may employ market-timing strategies as part of the Fund's overall investment strategy.

Portfolio Securities
--------------------
         The Fund invests primarily in U.S. common stocks, but may also invest in equity securities of foreign issuers. The Fund considers securities that trade like common stocks, such as depositary receipts, convertible debt and convertible preferred stocks, to be common stocks. A convertible security generally entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. In addition, the Fund considers interests in real estate investment trusts to be common stocks.

         The common stocks of foreign issuers purchased by the Fund will likely be denominated in foreign currencies. This means that the value of the securities will be affected by changes in the exchange rate between the U.S. dollar and foreign currencies. Investments in foreign equity securities involve other risks such as greater fluctuations in price and less liquidity than U.S. securities and possible political or economic instability of the country of the issuer. The Fund may also invest in the common stocks of foreign issuers by purchasing American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a European bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

Derivatives
-----------
         The Fund may also invest in stock futures and option contracts, which are traditional types of derivatives. A derivative is a financial contract whose value is based on ("derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Losses or gains involving derivatives can be substantial. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risk. The Fund will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses.

Changes to Investment Objective and Temporary Investments
---------------------------------------------------------
         The investment objective of the Fund may be changed by the Board of Trustees, without shareholder approval, upon 30 days written notice. Additionally, under adverse market conditions, the Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse economic or market conditions. When the Fund assumes a temporary defensive position, it may not achieve its stated investment objective.

Portfolio Turnover
------------------
         The Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases the Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could reduce the Fund's performance.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

         You can find additional information on the Fund's structure and performance in the following documents:
         o ANNUAL/SEMIANNUAL REPORTS. While the Prospectus describes the Fund's potential investments, these reports detail the Fund's actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected the Fund's performance during the reporting period.

         o STATEMENT OF ADDITIONAL INFORMATION ("SAI"). A supplement to the Prospectus, the SAI contains further information about the Fund, its Trustees and its investment restrictions, risks and policies.


         A current SAI for the Fund is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus. To obtain copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Fund, you may contact:


                        CMC Fund Trust
                        1300 S.W. Sixth Avenue
                        Portland, Oregon  97201
                        Telephone:  1-800-547-1037
Information about a Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Fund are also on the SEC's Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's E-mail address at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:  811-5857

------------------------------------------------------------------------------
                            CMC STRATEGIC EQUITY FUND
                          A PORTFOLIO OF CMC FUND TRUST
------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                             1300 S.W. Sixth Avenue
                                                   P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

         This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and a portfolio of the Trust, CMC Strategic Equity Fund (the "Fund").

         This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated February 27, 2003 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon written request to the Trust or by calling 1-800-547-1037.




                                TABLE OF CONTENTS

Description of The Fund........................................................2
Management....................................................................11
Investment Advisory and Other Fees Paid to Affiliates.........................16
Portfolio Transactions........................................................18
Capital Stock and Other Securities............................................21
Purchase, Redemption and Pricing of Shares....................................22
Custodian.....................................................................24
Independent Accountants.......................................................25
Taxes    .....................................................................25
Performance...................................................................28
Financial Statements..........................................................30




                                February 27, 2003

--------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

         The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are 20 portfolios established under the Trust: the Fund, CMC High Yield Fund, CMC Short Term Bond Fund, CMC Fixed Income Securities Fund, CMC International Bond Fund, CMC Small Cap Fund, CMC Small/Mid Cap Fund, CMC International Stock Fund, CMC Enhanced S&P 500 Index Fund, CMC Large Cap Growth Fund, CMC Large Cap Value Fund, CMC Mid Cap Value Fund, CMC Mid Cap Growth Fund, CMC Small Cap Growth Fund, CMC Small Cap Value Fund, CMC Emerging Markets Equity Fund, CMC Core Plus Bond Fund, CMC Government Bond Fund, CMC Corporate Bond Fund and CMC Mortgage and Asset-Backed Securities Fund. With the exception of the International Bond Fund, Mortgage and Asset-Backed Securities Fund, and the Core Plus Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser for each of the Funds is Columbia Management Company (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser.

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
                            CMC STRATEGIC EQUITY FUND

         The Fund's investment objective is long-term growth of capital and total returns greater than those of the market over time. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.

         To achieve its investment objective, the Fund will generally invest at least 80% of its total asset value in common stocks. Investments will be in companies that the portfolio manager believes are undervalued by investors. Under normal market conditions, the Fund may invest in companies of any size ranging from companies with small to medium-sized market capitalization to large cap, well-established companies. Most of the Fund's assets will be invested in U.S. common stocks, however, the Fund may invest in equity securities of foreign issuers, including American Depository Receipts and Global Depository Receipts, when consistent with the Fund's investment objective. The Fund may also invest in real estate investment trusts and securities convertible into or exercisable for stock (including preferred stocks, warrants and debentures), certain options and financial futures contracts. The Fund's investment adviser expects to use active trading strategies to take advantage of perceived market opportunities.

INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUND
-----------------------------------------------------
         The Prospectus describes the Fund's principal investment strategy in more detail. What follows is additional information with respect to certain securities in which the Fund may invest and investment practices in which it may engage.

Options and Financial Futures Transactions
------------------------------------------
         The Fund may invest up to 5% of its net assets in premiums to purchase put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The Fund may enter into closing transactions, exercise its options, or permit the options to expire.

         The Fund may write call options but only if such options are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Adviser, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. A call option is covered if it is written on a security the Fund owns. The Fund may write such options on up to 25% of its net assets.

         The Fund may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. The Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Fund may engage in futures transactions only on commodities exchanges or boards of trade.

         The Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When the Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which the Fund will generally invest may be imperfect. The Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

         Upon entering into a futures contract, the Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.

         The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by the Adviser.

Foreign Equity Securities
-------------------------
         The Fund may invest up to 25% of its total assets in equity securities of foreign issuers. Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In determining whether a company is foreign, the Adviser will consider various factors including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.
         Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments.
         Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.
         There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgement against the issuers of the obligation. The Fund will normally execute its portfolio securities transactions on the principal stock exchange on which the security is traded.

         ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.
         Additional costs may be incurred in connection with the Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

         The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains."

Repurchase Agreements
---------------------
         The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Trustees of the Trust. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities
-------------------
         No illiquid securities will be acquired by the Fund if upon the purchase more than 15% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the Securities and Exchange Commission ("SEC"), the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days;
(2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

         The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund's 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4)the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer).

Convertible Securities and Warrants
-----------------------------------
         The Fund may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by the Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

         The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that the Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Real Estate Investment Trusts ("REITs")
---------------------------------------
         The Fund, as part of its principal investment strategy, may invest in REITs. REITs are pooled investment vehicles that invest primarily in real estate
- such as shopping centers, malls, multi-family housing, or commercial property, or real-estate related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

Investments in Small and Unseasoned Companies
---------------------------------------------
         The Fund may invest in companies that are unseasoned; that is, companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may also be regarded as speculative. The Fund has a non-fundamental policy not to invest more than 5% of its total assets in companies that have a record of less than three years of continuous operations.

Temporary Investments
---------------------
         When, as a result of market conditions, the Adviser determines a temporary defensive position is warranted to help preserve capital, the Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective of capital appreciation.

When-Issued Securities
----------------------
         When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and private placement securities may be sold in this manner. To the extent the Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. The Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when foreign securities are purchased or sold on a when-issued or delayed delivery basis.

Borrowing
---------
         The Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 ("1940 Act") require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300 percent of the amount borrowed, with an exception for borrowings not in excess of 5 percent of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5 percent of a Fund's total assets must maintain continuous asset coverage. If the 300 percent asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300 percent asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund's borrowings, however, may not exceed 5 percent of its gross assets at any time. As previously noted, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300 percent asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Loan Transactions
-----------------
         Loan transactions involve the lending of securities to a broker-dealer or institutional investor for use in connection with short sales, arbitrage, or other securities transactions. If made, loans of the Fund's portfolio securities will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford the Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

         It is the view of the Staff of the SEC that the Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

         While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Technology Sector
-----------------
         The Fund may invest a significant portion of its assets in companies in the technology sector. The Fund considers technology to be a sector larger than any one industry. Accordingly, investments by any Fund in companies within the technology sector will not be considered a concentration of investments in an industry.
INVESTMENT RESTRICTIONS
-----------------------
         The following is a list of fundamental investment restrictions applicable to the Fund. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
The Fund may not:

         1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

         2. Concentrate investments in any industry. It may, however, (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and
(c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit ("CDs") and banker's acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund.

         3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

         4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act").

         5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the Securities and Exchange Commission (the "SEC"); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

         6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), when reselling securities held in its own portfolio.

         7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

         The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

         2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         3. Invest in companies for the purpose of exercising control or management.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------
         The Trust is managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia Strategic Value Fund, Inc. and Columbia Technology Fund, Inc. since November 2000; Columbia National Municipal Bond Fund, Inc. since January 1999; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc. and Columbia Fixed Income Securities Fund, Inc. There are 35 portfolios in the Columbia Funds Complex overseen by each Trustee. The Columbia Funds Complex is composed of the 20 portfolios (including the Fund) of the Trust and the 15 Columbia Funds listed above.

    TRUSTEES AND OFFICERS
    ---------------------
    INTERESTED TRUSTEES AND PRINCIPAL OFFICERS:
    -------------------------------------------
                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND           OTHER
                                 POSITION(S)     TERM OF OFFICE                                      COMPLEX       DIRECTORSHIPS
                                  HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE              TRUST          TIME SERVED**      DURING PAST 5 YEARS***          TRUSTEE****     TRUSTEE
---------------------          -------------    ----------------    -------------------------      -----------   ---------------
  J. Jerry Inskeep, Jr.*       Chairman and     Served for 37       Chairman and President              35       None
  1300 S.W. Sixth Avenue       Trustee          Years               Columbia Funds and the
  Portland, OR 97201                                                Trust
  (72 years old)

  J. Kevin Connaughton*         Chief Financial  Since December     Treasurer of Liberty Funds and
  245 Summer Street             Officer          2002               Liberty All-Star Funds, Stein Roe
  Boston, MA 02110                                                  Funds and Galaxy  Funds; Senior Vice
  (38 years old)                                                    President of Liberty Funds
                                                                    Group LLC. Prior to his
                                                                    current positions, Mr.
                                                                    Connaughton was Controller
                                                                    of Liberty Funds, Liberty
                                                                    All-Star Funds and Stein
                                                                    Roe Funds; Vice President
                                                                    of Liberty Funds Group LLC
                                                                    and Colonial Management
                                                                    Associates, Inc.; Senior
                                                                    Tax Manager, Coopers &
                                                                    Lybrand LLP.

  Jeff B. Curtis*              President and    Served for 3 Years  Managing Director,
  1300 S.W. Sixth Avenue       Assistant                            Executive Vice President
  Portland, OR 97201           Secretary                            and Chief Operating
  (49 years old)                                                    Officer-West Coast of the
                                                                    Adviser. Prior to his
                                                                    current positions,
                                                                    Mr. Curtis was
                                                                    President,
                                                                    Senior Vice President
                                                                    and General Counsel of
                                                                    the Adviser.

  Kathleen M. Griffin*         Vice President   Served for 3 Years  Vice President of Columbia
  1300 S.W. Sixth Avenue                                            Financial Center
  Portland, OR 97201                                                Incorporated
  (43 years old)
                                       11

  Richard J. Johnson*          Chief            Since January 2003  Head of Equities/Portland
  1300 S.W. Sixth Avenue       Investment                           and Senior Vice President
  Portland, OR 97201           Officer and                          of the Adviser; Chief
 (44 years old)                Senior Vice                          Investment Officer  and
                               President                            Senior Vice President of
                                                                    Columbia Trust Company.
                                                                    Prior to his current
                                                                    positions with the Adviser,
                                                                    Mr. Johnson was Chief
                                                                    Investment Officer and a Vice
                                                                    President of the Adviser.

  Jeffrey L. Lunzer*           Vice President   Served for 3 Years  Vice President of the
  1300 S.W. Sixth Avenue                                            Adviser. Prior to his
  Portland, OR 97201                                                current positions, Mr.
  (42 years old)                                                    Lunzer was the Controller
                                                                    for the Fund. Before
                                                                    joining the Fund in 1998,
                                                                    Mr. Lunzer was Treasurer
                                                                    and Fund Officer of WM
                                                                    Group of Funds, a mutual
                                                                    fund company.

  Joseph R. Palombo*           Vice President   Since January 2003  Chief Operating Officer and
  245 Summer Street                                                 Director of the Adviser;
  Boston, MA 02110                                                  Director of Columbia
 (50 years old)                                                     Financial Center Incorporated;
                                                                    Vice President of Stein Roe
                                                                    Services, Inc.; Director of
                                                                    Colonial Advisory Services,
                                                                    Inc.; Director and
                                                                    Executive Vice President of
                                                                    Colonial Management
                                                                    Associates, Inc.; Director
                                                                    of Liberty Financial
                                                                    Advisors; Director of Alpha
                                                                    Trade, Inc.; Director of
                                                                    Liberty Funds Distributor,
                                                                    Inc.;  Executive Vice
                                                                    President and Chief
                                                                    Administrative Officer of
                                                                    Liberty Funds Group LLC;
                                                                    Director of Liberty Funds
                                                                    Services, Inc.; Prior to
                                                                    these positions, Mr.
                                                                    Palombo was Managing
                                                                    Director of Putnam
                                                                    Investments.

  Mark A. Wentzien*            Secretary        Served for 3 Years  Vice President of the
  1300 S.W. Sixth Avenue                                            Adviser. Prior to his
  Portland, OR 97201                                                current positions, Mr.
  (42 years old)                                                    Wentzien was Associate
                                                                    Counsel of the Adviser.

    DISINTERESTED TRUSTEES:
    -----------------------
                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND           OTHER
                                 POSITION(S)     TERM OF OFFICE                                      COMPLEX       DIRECTORSHIPS
                                  HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE              TRUST          TIME SERVED**      DURING PAST 5 YEARS***          TRUSTEE****     TRUSTEE
---------------------          -------------    ----------------    -------------------------      -----------   ---------------
  James C. George                 Trustee       Served for 9 Years   Investment Consultant           35             None
  1001 S.W. 5th Avenue
  Suite 1100
  Portland, OR 97204
  (70 years old)

  Charles R. Nelson               Trustee       Since January 2003   Van Voorhis                     35*****        None*****
  Department of Economics                                            Professor, Department
  University of Washington                                           of Economics,
  Seattle, WA 98195                                                  University of
  (60 years old)                                                     Washington;
                                                                     consultant on
                                                                     economic and
                                                                     statistical matters.

  Patrick J. Simpson              Trustee       Served for 3 Years   Lawyer, Perkins Coie            35             None
  1211 S.W. 5th Avenue                                               LLP
  Suite 1500
  Portland, OR 97204
  (58 years old)

  Richard L. Woolworth            Trustee       Served for 12        Chairman/CEO, The               35             The Regence
  100 S.W. Market St. #1500                     Years                Regence Group                                  Group, Regence
                                       12

  Portland, OR 97207                                                                                                BlueCross
  (61 years old)                                                                                                    BlueShield of
                                                                                                                    Oregon; NW
                                                                                                                    Natural, a
                                                                                                                    natural gas
                                                                                                                    service provider

          * Interested person as defined by the 1940 Act. Mr. Inskeep is deemed interested because he is affiliated with the Adviser.

         ** Each trustee serves for an indefinite term in accordance with the current Bylaws of the Trust until the date a trustee resigns, retires or is removed in accordance with the Bylaws of the Trust.

        *** All of the officers of the Fund are employees and officers of the Adviser and/or its affiliates. Only principal occupations are listed.

       **** Each trustee is also a director of the 15 Columbia Funds, each an open-end management investment company also advised by the Adviser.

      ***** Mr. Nelson serves as an independent trustee of the funds in the Liberty Funds Complex, which are advised and distributed by affiliates of the Adviser, currently consisting of 118 funds.


Board of Trustees
-----------------
         The Trustees of the Trust are responsible for overseeing decisions relating to the investment policies and objectives of the Fund. The Trust hires other parties who are responsible for the day-to-day operations of the Fund, such as the Adviser, transfer agent and custodian. The Trustees meet quarterly to review the Fund's investment policies, performance, expenses, and other business matters.

         The Trust established an Audit Committee in January 2002. The Audit Committee will consider and engage, on an annual basis, the Fund's independent auditors, review with management and the independent auditors the financial statements included in the Trust's Annual Report to Shareholders, and generally oversee the audit process. The Audit Committee is composed of the Trust's four disinterested trustees (Messrs. George, Simpson, Nelson and Woolworth). The Audit Committee held one meeting during the fiscal year ended October 31, 2002.

         In addition, the Trust adopted a nominating policy in January 2002 under which the disinterested trustees of the Trust are responsible for selecting and nominating candidates for election to serve as trustees. The disinterested trustees will not consider nominees recommended by Fund shareholders.

         The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2002 of (i) the Fund and (ii) all of the funds in the CMC Funds Family of Investment Companies:

                                                                                                   Aggregate Dollar Range of Equity
                                                                                                       Securities in Portfolios
                                                                                                   Overseen by Trustee in CMC Funds
Interested Trustee                 Dollar Range of Equity Securities in the Fund                    Family of Investment Companies
---------------------              ---------------------------------------------                   ---------------------------------
J. Jerry Inskeep, Jr.                                      None                                              None

Disinterested Trustees
----------------------
James C. George                                            None                                              None
Patrick J. Simpson                                         None                                              None
Richard L. Woolworth                                       None                                              None

         * Charles R. Nelson was not serving as Trustee as of December 31, 2002.

         As of December 31, 2002, none of the disinterested Trustees or members of their immediate families owned any securities of the Adviser or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser.

Approval of Investment Advisory Contract
----------------------------------------
         The Fund has entered into a separate investment advisory contract with the Adviser. The investment advisory contract is subject to annual approval by a majority of disinterested Trustees. The Fund's existing contract was considered and approved by the independent Trustees at an in-person meeting held in April 2002. In determining the reasonableness of the advisory fees under the contract, the Trustees considered several factors, including:

         o The nature and quality of services provided to the Fund's shareholders,
         o     The profitability of the advisory contract for the Adviser,
         o Fall-out benefits realized by the Adviser from service as adviser to the Fund,
         o     A comparison of the fee structures of other mutual funds, and
         o The existence of economies of scale with respect to the provision of investment advice to the Fund.

         In reviewing the quality of services provided by the Adviser, the Trustees examined the performance of the Fund compared to other mutual funds with similar investment objectives and against one or more securities indices that were considered appropriate. Performance of the Fund over one, three and five-year periods were reviewed as well as rankings and ratings from Morningstar Inc. and Lipper Inc., placing more emphasis on the three and five-year results, which analysis reflected performance superior to that of the average funds in this category. In addition, the Trustees assessed the day-to-day management of the Fund, reviewing information provided at the meeting at which the contract was approved and at earlier meetings during the fiscal year. The trustees considered the quality of the administrative services to be provided by the Adviser to the Fund and the financial and other resources of the Adviser and its parent companies.

         The Trustees reviewed overall expense ratio of the Fund, including the aggregate expenses of the Fund to its net assets, as well as several individual expense items to the Fund's net assets such as the management fee, transfer agent fee, and custodian fee.

         The Trustees reviewed data related to the profitability of the Adviser with respect to its contract with the Fund. The trustees considered the additional benefits to the Adviser as a result of its relationship with the Fund, including soft dollar benefits. The trustees also considered the benefits to affiliates of the Adviser as the result of its management of the Fund, including Columbia Trust Company, which prior to October 18, 2002 served as transfer agent for the Fund, Liberty Funds Services, Inc., the Fund's transfer agent, Colonial Management Associates, Inc., the Fund's administrator, and certain brokerage firms affiliated with the Adviser which executed trades for the Fund from time to time.

         After considering these and other factors, and the Fund's specific circumstances, the Trustees concluded that the Fund's advisory contract with the Adviser was reasonable for the Fund and in the best interests of shareholders. During their deliberations, the trustees requested from the Adviser all information reasonably necessary for the trustees to evaluate the advisory contract for the Fund. The disinterested trustees were also assisted by, and met separately with, their independent counsel.

         See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser and the Fund's investment advisory contract.

Trustee Compensation
--------------------
         Each disinterested Trustee receives an annual aggregate fee of $30,000 for his services as a trustee of the Trust and a director of the Columbia Funds, plus an additional $4,000 for each regular board meeting attended and $1,000 for each special board meeting attended, and is reimbursed for expenses incurred in attending all meetings. Each Trustee also receives $500 for each Board committee meeting in which the trustee participates. Each Trustee serving on Audit Committee (other than the chairman of the Audit Committee) is entitled to an additional annual aggregate fee in the amount of $1,000 for his services in this capacity, and the Chairman of the Audit Committee is entitled to an aggregate fee in the amount of $2,000. Mr. Inskeep is an interested trustee and receives no compensation from the Trust. None of the trustees receives any form of pension or retirement benefit compensation from the Trust or the Funds. One-third of the foregoing Trustees' compensation and reimbursed expenses are allocated equally among the portfolios of the Trust and the Columbia Funds, and the remaining Trustees' fees and expenses are allocated in proportion to such fund's average daily net assets for the preceding fiscal quarter. No officer of the Trust received any compensation from the Trust in 2002.


         The following table sets forth the compensation received by disinterested trustees of the Trust for the fiscal year ended October 31, 2002.

                                                               TOTAL COMPENSATION FROM THE TRUST AND
    TRUSTEE              AGGREGATE COMPENSATION FROM TRUST           COLUMBIA FUNDS COMPLEX*
--------------------     ---------------------------------     -------------------------------------
Richard L. Woolworth              $9,208                              $57,000
James C. George                   $9,208                              $57,000
Patrick J. Simpson                $9,208                              $57,000
Charles R. Nelson**                 $0                                $22,182

* Information for total compensation from the Trust and the other funds in the Columbia Fund Complex is for the calendar year ended December 31, 2002 and includes compensation Messrs. Woolworth, George and Simpson received as directors of the Columbia Funds advised by the Adviser. No Trustee served as Chair of the Audit Committee.

** Mr. Nelson was elected as a trustee of the Trust on January 27, 2003 and received no compensation from the Trust in 2002. Mr. Nelson was elected as a director of each of the Columbia Funds in July 2002.

         At January 31, 2003, officers and directors of the Fund, in the aggregate, owned of record or beneficially less than 1% of the total outstanding shares of the Fund.

         At January 31, 2003 to the knowledge of the Trust, the following persons owned of record or beneficially more than 5% of the outstanding shares of the Fund:

                                               Shares Beneficially Owned
Name and Address                                  At January 31, 2003
----------------                          ------------------------------------

Meyer Memorial Trust                        3,521,404               (12.89%)
1515 S.W. Fifth Avenue
Suite 500
Portland, OR  97201

Willamette University                       3,211,660               (11.75%)
900 State Street
Salem, OR  97301

Tri-Met Pension Trust                       1,548,269               (5.67%)
4012 S.E. 17th Avenue
Portland, OR  97202

--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------
         The investment adviser to the Fund is Columbia Management Company (the "Adviser"). The Adviser has entered into an investment contract with the Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest.

         The Adviser provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

         For its services provided to the Fund, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of 0.40 of 1% of its daily net assets. Advisory fees paid by the Fund to the Adviser were $428,315 for the fiscal year ended October 31, 2002 and $8,500 for the period October 9, 2001 (inception) through October 31, 2001. The Adviser has agreed to reimburse the Fund to the extent Total Fund Operating Expenses exceed 0.40% for the fiscal year. If the Adviser had not agreed to reimburse the Fund for such expenses during the fiscal year ended October 31, 2002, total Fund operating expenses would have been 0.47%.

         In addition to the investment advisory fee payable by the Fund to the Adviser, each shareholder enters into an Administrative Services Agreement (the "Agreement") with the Adviser. Pursuant to this Agreement, the Adviser agrees to provide certain administrative services to each shareholder and charges each shareholder a fee for those services based on the level of shareholder assets invested in the Fund. The fees range from 0.05% to 0.20%.

Transfer Agent Agreement
------------------------
         Liberty Funds Services, Inc. ("LFS") acts as transfer agent and dividend crediting agent for the Fund. Its address is P.O. Box 8081, Boston, MA 02266-8081. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. The Trust pays LFS a per account fee of $2.27 per month for each shareholder account with the Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month. In addition, the Trust pays LFS for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between LFS and the Trust and reimburses LFS for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The arrangement with LFS commenced October 20, 2002. As a result, the Fund only paid LFS a de minimis amount for the fiscal year ended October 31, 2002.

         Prior to October 2002, Columbia Trust Company, 1301 SW Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207, served as transfer agent and dividend crediting agent for the Fund. The Trust paid Columbia Trust Company a per account fee of $1 per month for each shareholder account with the Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month for the Fund. In addition, the Trust paid Columbia Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between Columbia Trust Company and the Trust and reimbursed Columbia Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $18,000 on behalf of the Fund to the Trust Company for services performed for fiscal year 2002 under the transfer agent agreement with the Fund.

Pricing and Bookkeeping Agreement
---------------------------------
         The Fund has retained Colonial Management Associates, Inc. ("CMA") to perform certain administrative services for the Fund pursuant to a Pricing and Bookkeeping Agreement (the "Agreement"). Under the terms of the Agreement, CMA
(a) provides fund accounting oversight of State Street Bank and Trust, who provides the daily fund accounting services; (b) maintains and preserves in a secure manner the accounting records of the Fund; (c) provides fund administration, including daily prospectus, investment restrictions and Investment Company Act of 1940 compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, financial reporting and board reporting; and (d) provides disaster planning. CMA (as defined below) is an affiliate of CMC. The Fund is not charged a fee for these services.

         Columbia Financial Center Incorporated ("Columbia Financial"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Adviser, is the principal underwriter for the Fund, and is authorized under a distribution agreement with CMC Fund Trust to sell shares of the Fund. Columbia Financial does not charge any fees or commissions to the Fund or to investors of the Fund for the sale of the Fund's shares.

         The Adviser is a wholly owned direct subsidiary of Columbia Management Group ("CMG"). LFS, the Fund's transfer and dividend crediting agent, is a wholly owned direct subsidiary of Liberty Funds Group LLC, which is owned by CMG. Both the Adviser and LFS are indirect wholly owned subsidiaries of FleetBoston Financial Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.
--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------
         The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See "TAXES" in this Statement of Additional Information.

         The Fund may purchase its portfolio securities through a securities broker and pay the broker a commission, or it may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Fund may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

         Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where brokerage fees are involved. Additional factors considered by the Adviser in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission.

         Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

         The Adviser receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Adviser does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Adviser's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Adviser for its research.

         In limited circumstances, the Adviser may use the Fund's commissions to acquire third party research and products that is not available through its full service brokers. In these arrangements, the Adviser pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Adviser. Proposed research to be acquired in this manner must be approved by the Adviser's Chief Investment Officer, who is responsible for determining that the research provides appropriate assistance to the Adviser in connection with its investment management of the Fund and that the price paid for research services and products with broker commissions is fair and reasonable.

         The receipt of research services and products from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Fund. Total brokerage commissions paid by the Fund were $860,209 for the fiscal period ended October 31, 2002 and $53,812 for the period beginning October 9, 2001 (inception) through October 31, 2001. Of the commissions paid during this period, the Fund paid $116,075 for third party research and products provided by brokerage firms.

         The Adviser may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

         Investment decisions for the Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or its affiliate, Columbia Trust Company (collectively, "Columbia"). The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis.

         Allocations among Columbia accounts to participate in initial public offerings ("IPOs") are made pursuant to IPO Allocation Priority Guidelines (the "Guidelines") established by the Columbia Investment Team. The Guidelines establish which accounts are eligible to participate in a particular IPO and what level of participation is permitted. Eligibility is based upon the market capitalization of the IPO and the capitalization focus of the account. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the IPO is not appropriate for his or her accounts or an individual account. A manager who declines to participate, must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts, for which an IPO opportunity is appropriate, will be made on a fair and equitable basis.

         Certain employees of the Adviser are also employees of affiliated investment advisors ("Shared Employees") within Columbia Management Group, the Adviser's direct owner. As a result of these arrangements, Shared Employees may provide investment advisory, trading and other investment services for client accounts of the Adviser and one or more other affiliated investment advisers. Columbia Management Group has determined that these Shared Employee arrangements promote more efficient use of internal resources and are in the best interests of clients on an overall basis.

         The Adviser is responsible for ensuring compliance by Shared Employees with all investment guidelines, compliance policies and procedures, and applicable rules and regulations while Shared Employees are acting for the Adviser's clients.

         The Adviser and its affiliated advisers maintain policies reasonably designed to ensure fairness for all clients with accounts served by Shared Employees. The Adviser will monitor all Shared Employee arrangements to ensure that these arrangements continue to be in the best interest of clients considering the potential disadvantages.

         The Adviser's investment personnel will share general and specific investment information with affiliated investment advisers. Information is shared at periodic meetings of investment teams, by distribution of formal recommendations by investment analysts, and through informal discussions among investment personnel.

         The Adviser will also share with affiliated advisers research products and services provided by broker-dealers through whom the Adviser effects transactions for client accounts, and whom the adviser may cause to receive higher commissions from the Adviser's clients in recognition of the provision of such products and services. The research products and services shared will assist the Adviser and its affiliated advisers in providing investment management services generally to their clients, but may not necessarily assist with the management for any particular client or clients of the Adviser, including the Funds. As a result of this policy, trades effected on behalf of the Adviser's clients may benefit affiliated advisers and their clients, and trades effected on behalf of clients of affiliated advisers may benefit the Adviser and its clients.

         The use of multiple trading locations could result in the Adviser and its affiliates competing against each other in the market. The Adviser's clients could receive less attractive prices for trades than clients of an affiliated adviser, and in certain cases client orders may be unfilled or only partially filled due to the orders for clients of an affiliated adviser. To the extent separate trading locations are used, clients of the Adviser and its affiliates will not realize efficiencies associated with aggregating orders, such as more favorable pricing for larger volume trades, for all Columbia Management Group companies.

         At times, transactions for accounts of the Adviser and one or more affiliated advisers for which a Shared Employee has investment discretion will be coordinated from each trading location. In these cases, a single broker will be used to execute the trade on behalf of each adviser's accounts. This practice may at times result in an increase in the time period it takes to fill a particular client's trade order, due to increased time for processing the trade or due to share allocations, and may lead to a smaller allocation for a client.

         Where practical, Shared Employees may also effect trades from one location, subjecting the trades to the trade allocation and other policies utilized for that location. To the extent that trades for clients of the Adviser are effected together with trades for clients of other affiliated advisers, this practice may result in smaller allocations for the Adviser's clients, including the Funds, or result in clients of the Adviser obtaining less favorable prices on securities.

         The Trust, the Adviser and principal underwriter for the Fund have adopted a Code of Ethics (the " Ethics Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Ethics Code does not prohibit employees from purchasing securities that may be held or purchased by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients or take unfair advantage of their relationship with the Adviser. The specific standards in the Ethics Code include, among others, a requirement that all access person trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Ethics Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Ethics Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.

         The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Ethics Code and the Insider Trading Policy.
--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

         The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Fund, CMC Short Term Bond Fund, CMC High Yield Fund, CMC Fixed Income Securities Fund, CMC Small Cap Fund, CMC Small/Mid Cap Fund, CMC International Stock Fund, CMC International Bond Fund, CMC Enhanced S&P 500 Index Fund, CMC Large Cap Growth Fund, CMC Large Cap Value Fund, CMC Mid Cap Value Fund, CMC Mid Cap Growth Fund, CMC Small Cap Growth Fund, CMC Small Cap Value Fund, CMC Emerging Markets Equity Fund, CMC Core Plus Bond Fund, CMC Government Bond Fund, CMC Corporate Bond Fund and CMC Mortgage and Asset-Backed Securities Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

         Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
PURCHASES
---------
         Investments in the Fund are made directly by (1) investors, some of whom may be clients of the Adviser or (2) the Adviser in its role as discretionary investment adviser over a portion of the shareholder's assets. With respect to assets of an investment advisory client of the Adviser invested in the Fund by the client or the Adviser, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).

         If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of the Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U. S. Department of Labor in the Exemption.

         The second, independent fiduciary that must approve investments in the Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

         The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------
         Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

         The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------
         The net asset value per share of the Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

         The Fund's securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the price is not available on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund's NAV calculation. In the case of such foreign security, if an event that is likely to materially affect the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to revalue the security in light of that event. Securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
--------------------------------------------------------------------------------
                                    CUSTODIAN
--------------------------------------------------------------------------------
         The Fund's Custodian, for both domestic and foreign securities, is State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02101. The Custodian holds all securities and cash of the Fund, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of the Fund, and performs other administrative duties, all as directed by authorized officers of the Adviser. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

         Portfolio securities purchased in the United States are maintained in the custody of the Fund's Custodian. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund has been approved by the Board of Trustees or, in the case of foreign securities, at the discretion of the Board of Trustees, by Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

         The Adviser determines whether it is in the best interest of the Fund and its shareholders to maintain a Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodian's reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgements against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodian arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
         PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.
--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------
Federal Income Taxes
--------------------
         The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund believes it satisfies the tests to qualify as a regulated investment company.

         To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90% Test"); and

         (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

         The Trust currently has 20 portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat the Fund as a separate corporation (provided that the Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

         A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

         If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

         Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Distributions of any excess of net long-term capital gain over net short-term capital loss from the Fund are ineligible for the dividends-received deduction.

         Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. The Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

         A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

         If the Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

         A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

         The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

         SPECIAL ASPECTS OF 90% TEST WITH RESPECT TO FOREIGN CURRENCY. For purposes of the 90% Test, foreign currency gains that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

         Unless an exception applies, the Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

         Two possible exceptions to marking-to-market relate to hedging transactions and mixed straddles. A hedging transaction is defined for purposes of Section 1256 as a transaction that (1) the Fund properly identifies as a hedging transaction, (2) is entered into in the normal course of business primarily to reduce the risk of price changes or currency fluctuations with respect to the Fund's investments, and (3) results in ordinary income or loss. A mixed straddle is a straddle where (1) at least one (but not all) of the straddle positions are Section 1256 contracts and (2) the Fund properly identifies each position forming part of the straddle. A straddle for these purposes generally is offsetting positions with respect to personal property. The Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.

State Income Taxes
------------------
         The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------
         The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.
--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------
         The Trust may from time to time advertise or quote total return performance for the Fund. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

Average Annual Total Return
---------------------------

         The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)^n  =  ERV
         Where:      P       =   a hypothetical initial payment of $1000

                     T       =   average annual total return

                     n       =   number of years

                     ERV     =   ending redeemable value of a hypothetical
                                 $1000 payment made at the beginning of the 1, 5, and 10-year periods (or a fractional portion thereof)

Average Annual Total Return After Taxes on Distributions
--------------------------------------------------------
         The Trust may publish average annual returns (after taxes on distributions) quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)^n  =  ATVD

         Where:   P        =        a hypothetical initial payment of $1000

                  T        =        average annual total return (after taxes on
                                    distributions)

                  n        =        number of years

                  ATVD     =        ending redeemable value of a hypothetical
                                    $1000 payment made at the beginning of the 1, 5, or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

Average Annual Total Return After Taxes on Distributions and Redemption
-----------------------------------------------------------------------
         The Trust may publish average annual return quotations (after taxes on distributions and redemption) for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)^n  =  ATVDR

         Where:   P        =    a hypothetical initial payment of $1000

                  T        =    average annual total return (after taxes on
                                distributions and redemption)

                  n        =    number of years

                  ATVDR    =    ending redeemable value of a hypothetical $1000
                                payment made at the beginning of the 1, 5, or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

         Average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and redemption ("total return figures") may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value and the value after taxes on distributions. If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. The average annual total return for the year ended October 31, 2002 and for the period since inception (October 9, 2001) was 0.53% and 1.45%, respectively.

         The Fund may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance.) These ranking services and publications may rank the performance of the Fund against all other funds over specified categories.

         The Fund may also compare its performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 3000, and Nasdaq stock indices. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for management costs and administrative expenses.
--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
         The Fund's most recent Annual Report to Shareholders is a separate document. The financial statements, accompanying notes and report of independent accountants appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.



































                                       30